PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION—MAY 29, 2020

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Gulfport Energy Corporation

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PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION—MAY 29, 2020

[X], 2020

Dear Fellow Stockholders,

On behalf of your Board of Directors (the “Board”) and management, you are cordially invited to attend the 2020 Annual Meeting of Stockholders of Gulfport Energy Corporation to be held at 3001 Quail Springs Parkway, Oklahoma City, Oklahoma 73134 on [X], 2020, at [X] [a./p.]m. Central Time (including any adjournments or postponements thereof, the “Annual Meeting”). Due to the public health impact of the COVID-19 outbreak, we are planning for the possibility that the Annual Meeting may be held at a different location or held solely by means of remote communication. If we take this step, we will announce the decision to do so in advance, and details on how to participate will be set forth in a press release issued by the Company and available in the “News – Press Releases” section of our website at www.gulfportenergy.com. Included with this letter are the Notice of 2020 Annual Meeting, a proxy statement detailing the business to be conducted at the Annual Meeting, a GOLD proxy card and our annual report for the fiscal year ended December 31, 2019.

Your vote will be especially important this year because Firefly Value Partners, LP, FVP Master Fund, L.P. and certain of their affiliates (collectively, “Firefly”) have notified us of their intent to nominate two nominees for election as directors at the Annual Meeting in opposition to the nominees recommended by the Board. We strongly urge you to read the accompanying proxy statement carefully to learn more about the directors and proposals that are being voted on at the Annual Meeting. OUR BOARD URGES YOU TO VOTE “FOR” THE BOARD’S NOMINEES BY USING THE ENCLOSED GOLD PROXY CARD AND TO DISREGARD ANY MATERIALS, AND NOT TO SIGN, RETURN OR VOTE ON ANY PROXY CARD, THAT MAY BE SENT TO YOU BY OR ON BEHALF OF FIREFLY. If you have already voted using a white proxy card sent to you by Firefly, you can revoke your vote by using the GOLD proxy card to vote. Only your latest-dated vote will count – any prior proxy card may be revoked at any time prior to the Annual Meeting.

We look forward to greeting those of you who will be able to attend the Annual Meeting. Regardless of whether you plan to join us at the Annual Meeting, it is important that your voice be heard. Accordingly, we request that you vote in advance of the Annual Meeting by signing, dating and returning the GOLD proxy card in the postage-paid envelope provided or by telephone or Internet by following the instructions on the enclosed GOLD proxy card.

Thank you for your continued support and interest in Gulfport.

Sincerely,

David M. Wood	David L. Houston	Alvin Bledsoe
Chief Executive Officer and President	Outgoing Chairman of the Board	Incoming Chairman of the Board

NOTICE OF 2020 ANNUAL STOCKHOLDERS MEETING AND PROXY STATEMENT [X], 2020 [X] [a./p.]m., Central Time 3001 Quail Springs Parkway Oklahoma City, Oklahoma 73134

PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION—MAY 29, 2020

3001 Quail Springs Parkway
Oklahoma City, Oklahoma 73134

[X], 2020

Notice is hereby given that the 2020 Annual Meeting of Stockholders (including any adjournments or postponements thereof, the “Annual Meeting) of Gulfport Energy Corporation, a Delaware corporation (the “Company”) will be held on [X], 2020 at [X] [a./p.]m., Central Time at the location listed in the table below and to vote on the proposals listed in the same table.

It is important that your voice be heard, and your shares be represented at the Annual Meeting whether or not you are able to attend in person. We urge you to vote TODAY by completing, signing and dating the enclosed GOLD proxy card and promptly mailing it in the enclosed, postage pre-paid envelope provided or following the instructions on the enclosed GOLD proxy card to vote by the Internet or telephone. If your bank, broker or other nominee is the holder of record of your shares (i.e., your shares are held in “street name”), you will receive voting instructions from such holder of record. You must follow those instructions in order for your shares to be voted. Because of the contested nature of the Annual Meeting, if you do not give instructions to your broker, your broker will not be able to vote your shares with respect to any of the proposals. Please refer to the section entitled “About the Annual Meeting” on page [79] of the attached proxy statement and the instructions on the GOLD proxy card for more information. We urge you to vote your shares or to instruct your bank, broker or other nominee to vote your shares “FOR” each of the proposals listed on the enclosed GOLD proxy card.

The accompanying proxy statement provides detailed information about the matters to be considered at the Annual Meeting. As you may know, Firefly Value Partners, LP and certain of its affiliates and associates (collectively, “Firefly”) have notified us of their intent to nominate [two nominees] for election as directors at the Annual Meeting in opposition to [two] of the eight nominees recommended by our Board of Directors. You may receive proxy solicitation materials and a white proxy card from Firefly. The Company is not responsible for the accuracy of any information provided by or relating to Firefly or their nominees contained in solicitation materials filed or disseminated by or on behalf of Firefly or any other statements that Firefly may make.

The Board strongly recommends that you NOT sign or return any proxy card sent to you by Firefly. If you have previously voted using a white proxy card sent to you by Firefly, you can subsequently revoke that proxy by following the instructions on the enclosed GOLD proxy card. Only your latest dated proxy will count.

THE BOARD UNANIMOUSLY RECOMMENDS VOTING “FOR” THE ELECTION OF THE BOARD’S NOMINEES UNDER PROPOSAL 1 AND “FOR” EACH OF PROPOSALS 2, 3 AND 4 USING THE ENCLOSED GOLD PROXY CARD. THE BOARD URGES YOU NOT TO SIGN, RETURN OR VOTE ANY WHITE PROXY CARD SENT TO YOU BY FIREFLY.

In addition to the formal items of business to be brought before the Annual Meeting, there will be a report on our operations and a question and answer period.

If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor:

Morrow Sodali LLC
470 West Avenue
Stamford, CT 06902
Stockholders may call toll-free: (800) 662-5200
Banks and Brokers may call collect: (203) 658-9400

Email: GPOR@investor.morrowsodali.com

GULFPORT ENERGY CORPORATION
3001 Quail Springs Parkway
Oklahoma City, Oklahoma 73134

NOTICE OF 2020 ANNUAL MEETING OF STOCKHOLDERS
Date and Time	[X], 2020 at [X] [a./p.]m., Central Time
Place

3001 Quail Springs Parkway, Oklahoma City, Oklahoma 73134

Due to the public health impact of COVID-19, Gulfport is planning for the possibility that the Annual Meeting may be held at a different location or held solely by means of remote communication. If we take this step, we will announce the decision to do so in advance, and details on how to participate will be set forth in a press release issued by the Company and available in the “Investors – News / Events” section of our website at www.gulfportenergy.com.

All persons attending the Annual Meeting will be required to present a current form of government-issued picture identification. If you are a holder of record and attend the Annual Meeting, you may vote by ballot in person even if you have previously voted on a proxy card. If you hold your shares in “street name” and wish to attend the Annual Meeting and vote in person, you must provide a “legal proxy” from your bank, broker or other nominee and proof of ownership on the record date (such as a recent brokerage statement) or the voting instruction form mailed to you by your bank, broker or other nominee.

Proposals

1.     To elect eight directors to serve until the Company’s 2021 Annual Meeting of Stockholders or until their respective successors have been duly elected and qualified (the Election of Directors Proposal or Proposal 1);

2.     To approve, on an advisory, non-binding basis, on the compensation paid to the Company’s named executive officers (the Say on Pay Proposal or Proposal 2);

3.     To ratify the appointment of Grant Thornton LLP as the Company’s independent auditors for the fiscal year ending December 31, 2020 (the Auditors Ratification Proposal or Proposal 3) and

4.     To approve, on an advisory, non-binding basis, the continuation of the Company’s Tax Benefits Preservation Plan dated April 30, 2020 (the Tax Benefits Preservation Plan Proposal or Proposal 4).

We will also transact any other business as may properly come before the Annual Meeting.

Record Date	[X], 2020 at the close of business

PROXY VOTING

Stockholders of the Company as of the record date are entitled to vote by proxy in the following ways:

By calling the telephone number on your GOLD proxy card or voting instruction form	Online by visiting the website provided on your GOLD proxy card or voting instruction form	By returning by mail a properly completed, signed and dated GOLD proxy card or voting instruction form

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON [X], 2020: This proxy statement and the Company’s 2019 Annual Report to Stockholders are available free of charge on the Company’s website at www.gulfportenergy.com/proxy.

By order of the Board of Directors,

Patrick K. Craine General Counsel and Corporate Secretary

This notice and proxy statement are first being mailed to stockholders on or about [X], 2020.

TABLE OF CONTENTS

PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION – MAY 29, 2020

GULFPORT ENERGY CORPORATION

3001 Quail Springs Parkway
Oklahoma City, Oklahoma 73134

_____________________

PROXY STATEMENT
_____________________

CEO Pay Ratio Disclosure	66
Beneficial Ownership	68
Who Are this Year’s Nominees?	68
Holdings of Major Stockholders	69
2020 PROXY STATEMENT i

PROXY STATEMENT SUMMARY

The summary below highlights information contained elsewhere in this proxy statement. It does not contain all of the information that you should consider in connection with the matters before the Annual Meeting. Please read the entire proxy statement carefully before voting your shares.

ANNUAL MEETING INFORMATION

This proxy statement is being furnished to you in connection with the solicitation of proxies by the Board of Directors (the “Board” or the “Board of Directors”) of Gulfport Energy Corporation, a Delaware corporation (“Gulfport,” the “Company,” “we,” “our” or “us”) for use at Gulfport’s 2020 Annual Meeting of Stockholders (including any postponements or adjournments, the “Annual Meeting”). This notice and proxy statement are first being made available to stockholders on or about [X], 2020.

Date:	[X], 2020	Location:	3001 Quail Springs Pkwy, Oklahoma City, Oklahoma 73134
Time:	[X] [a./p.]m. Central Time	Record Date:	[X], 2020
Voting:

Stockholders at the close of business on the record date will be entitled to vote at the Annual Meeting. As of the record date, [X] shares of our common stock are entitled to vote at the Annual Meeting. Stockholders are entitled to one vote for each share of common stock held. For more information on voting and attending the Annual Meeting, please see “About the Annual Meeting” on page [79] of this proxy statement.

YOUR VOTE IS VERY IMPORTANT. Whether or not you plan to attend the Annual Meeting, we hope you will vote as soon as possible so that your shares are represented. We urge you to vote TODAY by completing, signing and dating the enclosed GOLD proxy card and promptly mailing it in the enclosed, postage pre-paid envelope provided or following the instructions on the enclosed GOLD proxy card to vote by the Internet or telephone. Returning your GOLD proxy card will not prevent you from voting in person, but rather, will ensure that your vote is counted if you are unable to attend.

PROPOSALS REQUIRING YOUR VOTE. Our Board of Directors is soliciting your vote on the following matters:

Proposal	Board Recommendation	Vote Required for Approval	Broker Discretionary Voting*	Effect of Abstentions and Broker Non-votes**	Page Reference (for more detail)
1: Election of Directors Proposal	FOR each Board nominee	Plurality of votes cast	Not permitted	No effect	[11]
2: Say on Pay Proposal	FOR	Majority of votes cast	Not permitted	No effect	[72]
3: Auditors Ratification Proposal	FOR	Majority of votes cast	Not Permitted	No effect	[73]
4: Continuation of Tax Benefits Preservation Plan Proposal	FOR	Majority of votes cast	Not Permitted	No effect	[75]

*      To the extent brokers receive competing proxy materials (in addition to the Company’s proxy materials) with respect to the Annual Meeting, the rules of the New York Stock Exchange (the “NYSE”) governing brokers’ discretionary authority to cast votes at stockholder meetings will not permit brokers licensed by the NYSE to exercise discretionary authority with regard to any proposals to be voted upon at the Annual Meeting.

**    Because we do not expect brokers to be able to exercise discretionary authority with regard to any proposals to be voted upon at the Annual Meeting, we do not expect there to be any broker non-votes at the Annual Meeting.

2020 PROXY STATEMENT 1

PROXY STATEMENT SUMMARY
About Gulfport

Gulfport Energy operates in two of the premier gas-weighted plays in the United States – the Utica Shale play of Eastern Ohio and the South Central Oklahoma Oil Province (SCOOP) play in Oklahoma. Our corporate strategy is focused on the economic development of our asset base in an effort to generate sustainable free cash flow. Our substantial inventory of hydrocarbon resources, including unproved acreage positions in each of our key basins, provides a strong foundation to create future value. Concentrated blocks of unproved acreage provide us the opportunity to apply best-in-class techniques including optimum well spacing, leading completion practices and lateral length optimization to maximize overall capital efficiency. We have improved our capital and operating efficiency metrics over the last several years and today have a low-cost structure in both our Utica and SCOOP operating areas. We believe our low-cost structure provides a significant competitive advantage in the current commodity price environment, and it is our strategy to continue to seek capital and operating efficiencies to grow this advantage.

We continue focusing on reducing our leverage profile, increasing cash flow from operations, improving margins through financial discipline and operating efficiencies while at the same time maintaining strong health, safety and environmental performance. To accomplish these goals, we allocate capital to projects offering the highest rate of return, deploy leading drilling and completion techniques and technologies, and explore merger, acquisition and divestiture opportunities that strengthen our cost structure, deepen our inventory and improve our asset portfolio.

We believe that our dedication to financial discipline, the flexibility and efficiency of our capital program and our continued focus on safety and environmental stewardship provides opportunities for sustainable value creation.

Core Assets	Employees	2019 Production	2019 Production Mix
Utica Shale and SCOOP	298 people as of Dec. 31, 2019	1,375 MMcfe per day	91% natural gas and 9% liquids
Director Highlights

Board Composition

Key Competencies	Independent Oversight
✓ Oil & Gas Industry Knowledge ✓ Significant Operating Experience ✓ Accounting & Financial Expertise ✓ Executive Leadership Experience ✓ Public Company Board and Corporate Governance Experience

✓  All directors are independent other than the CEO, including an independent Chairman

✓  Recently adopted Board Diversity Policy and Corporate Governance Guidelines to enhance our director recruitment and corporate governance practices

✓  Over 25% of our independent directors are female including the Chair of our Sustainability Committee

✓  Independent Director Tenure – average 2.5 years

✓     5+ years: 1

✓     3 – 5 years: 2

✓  < 1 – 3 years: 3

2 2020 PROXY STATEMENT

PROXY STATEMENT SUMMARY
Board Refreshment

The Board continuously evaluates its needs in light of our long-term strategy and refreshment remains ongoing.

2020 PROXY STATEMENT 3

Board Summary

The following table provides summary information about each director nominee who is standing for election at the Annual Meeting. For more information about the background and qualifications of each nominee, please see “Election of Directors and Director Biographies” on page [19] of this proxy statement. We ask you to vote “FOR” each of our director nominees.

							Nominee Skills
	Director’s Key Work Experience	Other Current US Public Company Directorships	Dir. Since	Age	Ind.	Core Industry Experience(1)	Financial / Audit & Risks(2)	Senior Executive(3)	Environmental / Social(4)	Technical / Engineering(5)	Health & Safety(6)	M&A / Capital Markets(7)
	David M. Wood CEO and President of the Company since Dec. 2018		2018	63		▪	▪	▪	▪	▪	▪	▪
NEW	Alvin Bledsoe Various senior roles at PwC, including global leader for PwC’s Energy, Mining and Utilities Industries Assurance and Business Advisory Services Group	Crestwood Equity Partners LP (NYSE: CEQP) SunCoke Energy, Inc. (NYSE: SXC)	2020	72	✓	▪	▪	▪				▪
	Deborah G. Adams SVP of Health and Safety, Project and Procurement with Phillips 66 from May 2014 until her retirement in Oct. 2016	Austin Industries Inc. Enlink Midstream (NYSE: ENLC) MRC Global Inc. (NYSE:MRC)	2018	59	✓	▪		▪	▪		▪
NEW	Samantha Holroyd Independent Consultant		2020	51	✓	▪		▪		▪		▪
NEW	Valerie Jochen Currently Professor in Practice of Reservoir Engineering at Texas A&M University; various senior roles at Schlumberger (NYSE: SLB) before her retirement in 2017, most recently, as a SLB Fellow and Technical Dir. of Unconventional Resources		2020	63	✓	▪		▪	▪	▪	▪
	C. Doug Johnson Various senior roles at Phillips 66 and its predecessors from 1981 until 2014, most recently, as VP, Controller and principal accounting officer of Phillips 66	Altus Midstream Company (NASDAQ: ALTM)	2015	60	✓	▪	▪	▪				▪
	Ben T. Morris Various senior roles at SMHG subsidiary, Sanders Morris Harris, Inc. since 2012		2014	74	✓	▪	▪	▪				▪
NEW	John W. Somerhalder II Interim President and Chief Executive Officer of CenterPoint Energy	CenterPoint Energy (NYSE: CNP) Enable Midstream Partners, LP (NYSE: ENBL)	2020	64	✓	▪	▪	▪	▪	▪	▪	▪

(1)   Relevant experience in the industry; degree in the area

(2)   CPA, CA, CFA, former CFO role (financial expert); current or former partner of an audit firm, current or former finance industry; degree in the area

(3)   Current or former executive of public company or large private multinational company

4 2020 PROXY STATEMENT

BOARD SUMMARY

(4)   Former or current executive role with direct control and responsibility for or direct accountability for environmental and sustainability in the same industry; proven knowledge of global environmental management; degree in the area

(5)   Knowledge and understanding of upstream development and production; degree in the area

(6)   Former or current executive role with direct control and responsibility for health, safety and environment; former or current role with direct accountability for health, safety and environment in the same industry; former or current executive role in HR; current member of health, safety and environment committee of a large cap company

(7)   Current or former role in investment banking, funds management, proven experience in M&A; proven experience with capital raises; current or former advisory role

2020 PROXY STATEMENT 5

Corporate Responsibility and Sustainability Highlights

Gulfport is proud to play its part in the responsible and efficient development of domestic natural gas which is critical to our country’s economic success as it provides the primary fuel for efficient power generation in the United States. We are aware of the positive influence and potential impact we may have on the communities where we operate and live. Gulfport prioritizes safety, environmental protection, operational excellence and giving back to the communities in which we operate.

We have identified several key areas where our business could have an impact on the communities where we operate, including: greenhouse gas emissions, waste and spills, water usage, health, safety and environmental (HSE) protection, employee training and education, and community involvement. We recently renamed and refocused our Operating Excellence and Corporate Responsibility Committee as our Sustainability Committee, which oversees environmental, social, sustainability and governance (ESG) matters. Continuously improving our HSE performance remains a top priority in 2020. Our HSE performance also directly impacts the compensation of all our employees as it is one of the performance goals included in our cash incentive compensation plan. We believe having measurable HSE metrics as part of our incentive compensation program leads to improved accountability and reinforces our cultural focus on operating safely and protecting employees, environment and the communities in which we operate.

Environmental Stewardship.    Gulfport strives to minimize the environmental impact of our operations by consistently focusing on finding ways to reduce our environmental footprint. Gulfport minimizes our environmental impact by, among other things:

•        Selecting and designing our well sites to minimize impacts to sensitive habitats and surrounding areas;

•        Reducing water disposal volumes and freshwater consumption through water re-use or water sharing agreements with other operators where possible;

•        Investing in and implementing technology to reduce emissions, waste and our physical footprint on our drilling locations;

•        Testing spill prevention and response programs to confirm equipment is maintained and operating practices are continually improved to prevent spills and minimize the impact of our operations to the soil, air and water; and

•        Employing air quality programs, monitoring and operating practices to ensure that we comply with or exceed regulations.

We are a member of The Environmental Partnership which is committed to continuous improvements in environmental performance, including the reduction of methane and volatile organic compound emissions. Limiting greenhouse gas emissions, waste water and oil spills are included as part of our 2019 and 2020 incentive compensation programs to ensure we hold ourselves accountable for being good environmental stewards.

In 2019, Gulfport issued a corporate environmental policy that supports our commitment to operational excellence and our compliance obligations. The policy fosters environmental awareness and guides employee behavior consistent with Gulfport’s expectations. All Gulfport employees are expected to act and make decisions within the guidelines of the policy to ensure our business complies with all local, state and federal environmental laws and regulations applicable to our operations. Each employee and contractor is expected to protect the environment, minimize and manage waste responsibly, reduce and eliminate emissions and limit spills and discharges.

Safety.    Safety is the primary priority for all Gulfport employees and contractors supporting our activities. Gulfport provides comprehensive safety training to all employees and contractors and is fully committed to a safe working environment. We utilize and apply performance metrics to drive and improve a leading position in safe operations. Gulfport has designed and instituted emergency response and business continuity plans to address incidents involving operational disruptions, pandemics and natural disasters. These measures include prompt notification procedures enabling Gulfport personnel to quickly evaluate and mitigate risks. Limiting safety incidents is included as part of our 2019 and 2020 incentive compensation programs to ensure we train and hold our employees accountable for operating safely.

In 2019, Gulfport established the Work Safe Programs which focuses on a combination of twelve rules derived from Company policies (critical tasks) and cultural conditions that have been linked to serious safety incidents in our industry. Critical Task Rules are those requiring specific operating procedures to mitigate hazardous work site conditions to complete work safely. Cultural Condition Rules are defined as work site conditions or human behaviors that have been linked to the root cause of most incidents. Employees and contractors are expected to live by, apply and follow the requirements that coincide with the twelve rules. Our goal is to not only improve our safety performance but to proactively prevent incidents before they happen.

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Corporate Responsibility and Sustainability Highlights

Stop Work is one of the Work Safe Program’s critical tasks. Our Chief Executive Officer, David Wood, and Chief Operating Officer, Donnie Moore, signed and communicated a Stop Work Authority and Obligation letter to the Company’s employees and our contractors. This letter outlines Gulfport’s commitment to health, safety and the environment and provides the expectation and support to all Gulfport employees and contract partners to stop work when conditions warrant. Every person on a Gulfport work site has, not only the authority, but also the obligation to stop any work that is believed to cause an unsafe condition, or places personnel or the environment at risk.

Health, Safety & Environment Highlights for 2019

•        Reduced reportable spills by 38% year-over-year

•        Reduced Total Recordable Incidents (combined employee and contractor) by 36% year-over-year

•        Reduced Lost Time Incident Rate (combined employee and contractor) by 82% year-over-year

•        Reduced our Preventable Motor Vehicle Accident rate by 85% year-over-year by implementing numerous initiatives, including a safe driver training and recognition program

Community Engagement.    Gulfport consistently strives to positively impact and improve the communities where we live and operate. We form partnerships focused on education and work with local authorities to ensure the safety and well-being of the populations where we operate. Gulfport has also formed a strong partnership with the Foundation for Appalachian Ohio and the Communities Foundation of Oklahoma and created the Gulfport Energy Fund in both Ohio and Oklahoma. Through these funds, Gulfport makes direct monetary contributions to local organizations to improve education, youth development, health, human services and environmental stewardship.

2020 PROXY STATEMENT 7

Corporate Responsibility and Sustainability Highlights
2019 Business Highlights

2019 demonstrated Gulfport’s unwavering commitment to capital discipline. Our ability to generate free cash flow, despite an extremely challenging price environment, was accomplished through the dedication of our team who worked to increase operational efficiencies, improve our cost structure and implement a strong hedging program. The table below highlights our 2019 strategic, operational and financial achievements.

Strategic Achievements	Operational Achievements	Financial Achievements
Enhanced senior management team with hiring of highly qualified CFO and General Counsel and Corporate Secretary	Increased production 1% year-over-year while reducing capital expenditures by ~25%	Generated free cash flow in a challenging price environment
Refreshed key accounting, control and finance functions through several key management hires	Reduced our unit lease operating expense by 10% year-over-year	Repurchased $190 million of bonds in the open market capturing $50 million discount
Continued to refresh Board with two new highly qualified additions	Reduced average SCOOP drilling days by 36% and Utica by 12% from 2018 levels	Repurchased 3.8 million shares for $30 million under board approved repurchase program
Completed non-core asset divestitures that generated ~$49 million in proceeds; closed additional non-core divestiture in January 2020 for $50 million	Reduced Total Recordable Incident Rate 36% year-over-year	Reduced general and administrative expense by 4% year-over-year
Reduced Company headcount by 13%, the majority of which was achieved through a voluntary program	Reduced reportable spills 38% year-over-year	Ended 2019 with available borrowing capacity of $636 million under our credit facility; further enhanced in January 2020 with $50 million divestiture of non-core assets
Compensation Highlights

Continue to Strengthen Compensation Governance Practices

Added Relative Total Stockholder Return (RTSR) performance-based LTI awards in 2019 for the first time.    After taking into consideration the input received from our stockholders and the recommendation of Pearl Meyer & Partners, LLC, the Compensation Committee’s independent compensation consultant (“Pearl Meyer”), the Compensation Committee determined that for 2019: (i) 50% of the equity awards granted to our named executive officers (NEOs) would consist of performance-based restricted stock units, vesting over a three-year performance period, based on the Company’s achievement of weighted average RTSR, with target performance set at the 55th percentile of the peer group, with a payout cap of 100% if the Company’s absolute Total Stockholder Return (TSR) is negative during the performance period and a service condition requiring the executive’s continuous service through the last day of the performance period; and (ii) 50% of the equity awards granted to our NEOs will consist of time vesting restricted stock units, vesting over a three-year period.

Stockholder Engagement and Annual Say-On-Pay Advisory Vote

At the Annual Meeting, our stockholders will again have an opportunity to cast an advisory say-on-pay vote on the compensation paid to our named executive officers. The details of the executive compensation program and its pay for performance alignment are discussed in the “Compensation Discussion & Analysis (CD&A)” on page [37] of this proxy statement. This alignment is evident in the substantially lower realized pay received by our CEO relative to target levels as we did not achieve our target goals, as discussed in the CD&A.

Since the 2019 Annual Meeting of Stockholders (the “2019 Annual Meeting”), Gulfport Energy has engaged in discussions with our stockholders at investor conferences and through direct calls and meetings with the Company’s management team that represented approximately 67% of the shares outstanding. Through these conversations our stockholders emphasized their expectation that our compensation programs should be designed to focus our executive team on driving results that ensure the financial health of the organization while also driving long-term stockholder value.

8 2020 PROXY STATEMENT

Corporate Responsibility and Sustainability Highlights

Specifically, after carefully considering input from stockholders, the Company took the following actions in 2019:

•        Introduced performance-based equity awards in the form of performance-based restricted stock units tied to RTSR, vesting over a three-year performance period, comprising 50% of all equity awards granted to NEOs in August 2019;

•        Adjusted annual performance bonus opportunities and long-term equity award targets to more closely align our executives’ financial interests with those of our stockholders and to continue to link a larger portion of executives’ compensation to the performance of our stock and our operational performance;

•        Provided more robust disclosure of our performance metrics and targets for both performance-based cash and equity awards;

•        Modified metrics in the annual incentive plan to include financial metrics directly tied to the financial health of the Company and including specific and quantifiable health, safety, and environmental metrics; and

•        Adopted formal stock ownership guidelines to ensure our Board of Directors and executive officers own a stake in the Company that aligns their interests with their fellow stockholders.

2020 PROXY STATEMENT 9

BACKGROUND TO THE SOLICITATION

From 2013 through October 2018, the Company maintained a constructive dialogue with representatives of Firefly regarding Firefly’s views on the Company and the Company’s strategy, meeting with representatives of Firefly numerous times both by phone and in person.

In January 2018, the Board approved a share repurchase program to acquire up to $100 million of the Company’s outstanding common stock during 2018. Later in the year, in May 2018, the Board authorized the Company to acquire an additional $100 million of common stock during 2018, for a total of up to $200 million authorized for the repurchase of stock.

On November 26, 2018, Firefly, at the time claiming to hold 4.9% of the Company’s outstanding common stock, sent a letter to the Board proposing that the Company step up its share repurchase program by implementing a $500 million repurchase program over the following 12 months. Firefly also urged the Company to announce a blanket moratorium on further share issuances.

On December 10, 2018, Firefly filed with the SEC a Schedule 13D in respect of the Company (the “Firefly Schedule 13D”), disclosing beneficial ownership of 7.7% of the Company’s outstanding common stock and recent transactions of Firefly in our common stock including the purchase of certain call options.

On December 11, 2018, an in-person meeting was held in Oklahoma City between representatives of Firefly, on the one hand, and David L. Houston, Chairman of the Board, Donnie Moore, the Chief Operating Officer and Interim Chief Executive Officer, and Paul Heerwagen, the then Senior Vice President, Corporate Development and Strategy, on the other hand. At the meeting, the parties discussed Firefly’s November 26 letter, including Firefly’s proposal that the Company implement a new, $500 million share repurchase program. Firefly demanded that the Company appoint a Firefly principal to the Board, mentioning Ariel Warszawski in particular.

During this conversation, Firefly noted that it had developed a document to identify skill sets that Firefly believed would be desirable for new directors. Firefly stressed the extent of its existing investments in mineral interests, including in the Utica Shale basin where Gulfport operates. Firefly urged the Company’s representatives to share information about the Company’s business. Chairman Houston stated that he would relay these points to the Board. Mr. Houston additionally expressed concerns, noting that he and members of the Board would be cautious to not provide non-public information about the business. He stated that the Board was in the process of looking for directors who would add further energy industry experience to the Board. Mr. Houston asked Firefly to provide him with the list of skill sets Firefly believed were desirable in candidates for the Board. Firefly never provided this list to Mr. Houston.

On December 18, 2018, the Company announced the appointment of David M. Wood as President and Chief Executive Officer. On the same day, Chairman Houston sent a letter to Firefly, apprising its principals of Mr. Wood’s appointment and noting prior public disclosure that the Company had completed a $100 million share repurchase program and expanded the share repurchase authorization to $200 million. Chairman Houston noted that the Company believed that Firefly’s proposal imposing a blanket moratorium on equity issuances would be an imprudent decision, but indicated that the Company would remain mindful of Firefly’s views on the topic.

On January 7, 2019, Messrs. Wood and Heerwagen and Jessica Antle, the Company’s Director of Investor Relations, met with representatives of Firefly at Firefly’s offices in New York to learn more about Firefly’s views on the Company. During this meeting, Firefly was insistent that the Company was being mismanaged and urged the Company to step up its share repurchases.

On January 17, 2019, in the morning, Firefly issued a public letter to the Board via a press release, which, among other things, expressed disappointment with what it alleged was a failure on the part of the Company to implement the Company’s $200 million share repurchase plan. Firefly’s letter stated, “Unfortunately, Gulfport has done little to date to take advantage of this tremendous discount to fair value. The Board authorized $200M in share repurchases in early 2018, but after buying back $110M in shares through July, the Company inexplicably stopped repurchases through the end of Q3 2018.” Firefly’s letter called on the Board to implement a new $500 million share repurchase plan. Later that day, Firefly filed with the SEC Amendment No. 1 to the Firefly Schedule 13D, disclosing beneficial ownership of 8.1% of the Company’s outstanding common stock.

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Later that day, the Company issued its earnings press release and announced that the Company had fully completed its 2018 share repurchase program. The Company had repurchased 20.7 million shares for a cost of approximately $200 million, reducing common stock outstanding by over 10%. The Company also announced that the Board had recently approved a new common share repurchase program to acquire up to $400 million of outstanding common stock in the next two years. On February 14, 2019, Firefly sent a letter to the Board stating that it found the Company’s 2019 capital budget to be encouraging yet remained concerned about issues highlighted in Firefly’s previous communications. In its letter, Firefly also proposed the addition of two new independent directors to the Board: Ariel Warszawski, a principal of Firefly, and an unnamed person whom Firefly claimed was a former oil services company chief executive. The Company requested the name of the proposed candidate but Firefly did not provide it.

On February 15, 2019, Messrs. Wood and Heerwagen and Ms. Antle participated in a conference call with Firefly. On the call, Firefly strenuously urged the Company to step up its repurchase of shares.

On February 21, 2019, at the request of the Board, the respective outside counsel for Firefly and the Company participated in a conference call during which they discussed the Board’s response to Firefly’s February 14 letter. The Company’s outside counsel informed Firefly that the Board was open to an amicable solution but any director nominations would be required to proceed according to the Board’s standard process and, based on the fact that this process had not been started by Firefly to date, the Board was not prepared to add Firefly’s proposed directors to the Board at that time.

On March 6, 2019, Firefly filed with the SEC Amendment No. 2 to the Firefly Schedule 13D, disclosing beneficial ownership of 8.6% of the Company’s outstanding common stock and issuing a public letter. The letter reiterated that Firefly found the Company’s 2019 capital budget to be encouraging but that the Company should implement the 2019 capital budget urgently, set executive compensation incentives and refrain from equity issuances.

From March through September 2019, Firefly engaged with Mr. Wood and other members of Gulfport’s management team regarding Gulfport’s business and operations.

On June 25, 2019, Firefly filed with the SEC Amendment No. 3 to the Firefly Schedule 13D, disclosing beneficial ownership of 8.6% of the Company’s outstanding common stock and recent transactions of Firefly in the Company’s common stock including the purchase and sale of certain call options.

On July 17, 2019, Firefly filed with the SEC Amendment No. 4 to the Firefly Schedule 13D, disclosing beneficial ownership of 9.6% of the Company’s outstanding common stock.

In July 2019, the Company began to shift a portion of its capital allocation strategy from repurchasing stock to repurchasing debt. To this end the Company in July authorized the use of $100 million of cash for the repurchase of the Company’s senior notes in the open market at discounted values to par.

On August 1, 2019, the Company announced in an earnings press release that it had repurchased $105 million principal amount of the Company’s senior notes outstanding for a total cash spend of $80 million in July 2019. The Company also announced that as of the end of the second quarter of 2019, it had spent approximately $30 million for the repurchase of shares in connection with its $400 million repurchase plan. The Company would not make further repurchases of shares in connection with this repurchase program for the rest of 2019.

On August 23, 2019, Mr. Warszawski of Firefly contacted Mr. Wood by phone to deliver a short message, which Mr. Wood committed to convey to the Board. Mr. Warszawski’s stated: “Why don’t you just buy back stock 50 million shares right now. I am not looking for the stock to go up. I just need you need to keep the stock above $2.50.” Mr. Wood then conveyed this message to the Board, and the Board members subsequently discussed this message among themselves. As disclosed in Firefly’s proxy statement, Firefly bought 200,445 shares that same day and another 99,555 shares three days later.

On September 30, 2019, Mr. Wood hosted principals of Firefly for dinner in New York. The parties discussed the Company’s business. Firefly noted that it did not have concerns about the Company’s management team. Firefly said, however, that it would be very disappointed if the Company repurchased less than $10 million worth of its common stock by the end of the third quarter and less than $400 million by year end. Firefly stated that certain other investors could take an interest in the Company

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and stated, “If you don’t watch what you are doing, you could lose control of this.” Firefly also expressed concern regarding the Board’s composition and its ability to manage the Company. Firefly urged that either or both of its principals—Mr. Warszawski and Ryan Heslop—be appointed to the Board.

On October 16, 2019, Chairman Houston held a conference call with Firefly. On the call, Firefly stated concerns regarding the Board’s oversight of the Company and proposed that new independent directors be added to the Board with Firefly’s input. Firefly recommended that Mr. Heslop be among the new independent directors to join the Board. Firefly indicated that it would launch a proxy contest if its proposed directors, including Mr. Heslop, were not appointed to the Board in this manner.

On October 23, 2019, Firefly participated in a conference call with Chairman Houston and Patrick K. Craine, the Company’s General Counsel. On the call, Chairman Houston asked Firefly to send the Company a written settlement proposal, setting forth Firefly’s demands, and to include with such proposal a list of persons Firefly proposed to be considered for appointment or election to the Board. Mr. Craine proposed that Firefly and the Company plan a call for November 8, 2019, after the upcoming Board meeting, so that the Company could convey to Firefly the Board’s response to Firefly’s proposal.

From November through December 2019, representatives of Firefly and the Company remained in contact regarding Board composition and capital allocation. During these communications, Firefly insisted that Mr. Heslop be immediately appointed to the Board, whereas the Company requested that Mr. Heslop proceed according to the Board’s standard process for director candidates by submitting his resume for the Board’s review and consent to a preliminary interview with the Company’s executive search advisor, Heidrick & Struggles International, Inc. (“Heidrick & Struggles”). The Company and its advisors made clear that, in the Board’s judgment, submitting a resume and interviewing with Heidrick & Struggles was an essential step for Mr. Heslop before interviewing with individual Board members. The Company stated that this was the Board’s standard process for all director candidates. During this period, Firefly declined to provide a resume for Mr. Heslop, declined to accept the invitation for Mr. Heslop to meet with Heidrick & Struggles, and declined to provide the Company with a list of its proposed director candidates, as had been requested by Chairman Houston on October 23. Firefly did not provide a written settlement proposal, as requested by the Company on October 23, until November 14.

On November 8, 2019, Messrs. Houston and Wood participated in a call with representatives of Firefly. Firefly communicated concerns regarding Board composition and again stated that Firefly’s primary objective was for Mr. Heslop to be appointed to the Board. Chairman Houston informed Firefly that the Company had previously commenced a search for new directors, was waiting for Firefly’s list of proposed candidates, and was still open to considering Mr. Heslop in its search. Chairman Houston expressed an interest in reaching an agreement that would allow for the appointment of one or more new directors. Mr. Wood asked that counsel for Firefly, Olshan Frome Wolosky LLP (“Olshan”) and counsel for Gulfport, Sidley Austin LLP (“Sidley”) be in contact to that end.

On November 11, 2019, Mr. Heslop sent an email to Chairman Houston requesting a call with Messrs. Houston and Craine to discuss terms of a potential settlement agreement.

On November 12, 2019, Chairman Houston replied to Mr. Heslop and reiterated the Board’s preference that initial discussions regarding proposed terms for a potential settlement be had between external counsel Olshan and Sidley, given their respective experience in negotiating customary terms of settlement.

On November 14, 2019, Firefly, in response to the Company’s request of October 23, sent an email to Chairman Houston proposing terms for a settlement agreement, among them: (1) the immediate appointment of Mr. Heslop to the Board; (2) the appointment to the Board of three additional independent directors, to be mutually selected by Firefly and the Board, prior to the filing of the proxy statement for the Annual Meeting; (3) the resignation or retirement of three incumbent directors from the Board; and (4) the creation of a new “capital allocation committee” that Mr. Heslop would chair and that would be comprised of Mr. Heslop, Mr. Wood, and an additional member to be determined. Firefly urged that Gulfport’s Board refreshment should be conducted only with Firefly’s input and that otherwise Firefly would look at alternative approaches.

On November 18, 2019, following consultations of the Board with investors, outside advisors, and management, the Company issued a press release announcing that it intended to continue repurchasing debt on the open market at discounted prices and was planning to suspend its share repurchase program. In the press release, Mr. Wood stated, “[F]ollowing discussions with our large shareholders and other stakeholders, we decided that accretive repurchases of our unsecured notes at discount represent

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an attractive allocation of our capital in the current market environment.” The press release of this date additionally announced the resignations of directors Craig Groeschel and Scott E. Streller from the Board, to be effective at year-end and the decision of Chairman Houston to not seek re-election at the Annual Meeting.

Later that day, Sidley reached out to Olshan to reiterate the Board’s intention is to collaborate with Firefly on identifying suitable candidates to fill the resulting vacancies and to offer a call.

On November 19, 2019, a call was held between Olshan and Sidley. Sidley conveyed that the Company continued to be open to adding independent directors but that, in the judgment of the Board, it was excessive for Firefly to demand that Firefly have the right to select four directors. Sidley reiterated that the Company had on multiple occasions extended an open invitation to Firefly to provide input on the filling of vacancies on the Board. Sidley conveyed that the Board continued to be open to considering Mr. Heslop but still wished for Mr. Heslop to submit his resume and meet with Heidrick & Struggles, like all other director candidates under consideration by the Board. Sidley also invited Firefly to provide names or resumes of any other director candidates and desired skill sets for director candidates. Sidley conveyed that the Company was unlikely to assent to the creation of Firefly’s proposed capital allocation committee as it would be unusual and redundant of processes the Company already had in place. Olshan asked that the Company make a decision as to whether the Company was going to commit to additional share buybacks.

Later that day, Mr. Heslop called Mr. Wood to discuss the exchange between Olshan and Sidley. On the call, Mr. Wood reiterated the Company’s request that Firefly provide input on the filling of the new vacancies on the Board.

On November 21, 2019, Firefly issued a public letter criticizing the Board’s refreshment process and stating, among other things, that the Board should not be trusted to oversee the selection of new independent directors and that one of the new director vacancies should be filled with a Firefly principal.

On November 25, 2019, Firefly filed with the SEC Amendment No. 5 to the Firefly Schedule 13D, disclosing beneficial ownership of 9.9% of the Company’s outstanding common stock.

On December 3, 2019, Mr. Heslop sent an email to Mr. Wood, inviting him to visit Firefly’s office.

On December 5, 2019, Mr. Wood responded to Mr. Heslop’s email and explained that, as communicated previously, it would be more productive for initial discussions regarding terms of a potential settlement to be handled through Olshan and Sidley.

On the same day, Mr. Heslop responded by email to Mr. Wood, stating that Firefly interpreted the Company’s invitation to provide input on the filling of vacancies and the Board’s request for initial settlement discussions to be held between outside counsels as a rejection of Firefly’s settlement proposal.

Later that day, Mr. Wood responded in writing to Mr. Heslop’s email and noted that the Company had invited Firefly both in writing and over the phone, on November 18 and 19, 2019, to collaborate with the Company in the process of Board refreshment. Mr. Wood noted that Sidley had contacted Olshan earlier in the day to reiterate the Company’s willingness to receive input from Firefly in any search for new directors. Mr. Wood further stated that he understood from Mr. Heslop’s email that Firefly would like to submit only his name for consideration. Mr. Wood explained that the Company had an established baseline procedure for the consideration of any director candidates, which included the submission of a resume and an initial meeting with Heidrick & Struggles followed by interviews with the Board, and encouraged Mr. Heslop to direct Olshan to contact Sidley to initiate that process as soon as possible.

Later that day, Olshan and Sidley exchanged correspondence regarding Firefly’s proposal to add Mr. Heslop to the Board. Sidley observed that, to date, neither Firefly nor Olshan had provided names of proposed director candidates other than that of Mr. Heslop and that no resume for Mr. Heslop had been received. Sidley stated that, based on Firefly’s apparent decision to name only one candidate, it appeared that Firefly had declined the Company’s invitation to provide names or resumes of any other director candidates and desired skill sets for director candidates. Sidley also stressed to Olshan again the importance, in the Board’s judgment, that Mr. Heslop proceed according to the Board’s standard process for director nominations by providing his resume and attending an initial interview with Heidrick & Struggles followed by interviews with the Board. Sidley conveyed that it was the view of the Board that adherence to the Board’s standard nomination process was necessary so that directors could give fair treatment to all director candidates, understand the qualifications of candidates for standing committees where there were priorities to address, such as the audit committee, and ensure that the Board could make a determination regarding Mr. Heslop and any other candidate’s candidacy on an informed basis.

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On December 6, 2019, Olshan responded that Firefly believed Mr. Heslop should be appointed to the Board as soon as possible and before the Board appointed any other candidate. Olshan stated that after Mr. Heslop was on the Board, he would then assist the Board in evaluating other director nominees. Olshan stated that if the Board would provide Firefly with assurance that it intends to add Mr. Heslop as a director, and the Company and Firefly were then negotiating a settlement agreement consistent with Firefly’s proposals made on November 14, 2019, then Mr. Heslop could provide his resume and participate in interviews. Olshan conveyed that Firefly rejected the Board’s claims that it was necessary for the Board to demand Mr. Heslop’s resume and for Mr. Heslop to go through interviews with the Board prior to his receiving confirmation from the Board that he would be appointed to the Board.

On December 9, 2019, Sidley sent Olshan an email reiterating that the Company welcomed Mr. Heslop to submit his resume and go through the Company’s standard interview process, including an initial interview with Heidrick & Struggles followed by interviews with the Board. Sidley noted that the process could be completed in a matter of only a few weeks, which was ample time given where the Company was in its annual meeting cycle. Sidley highlighted that Firefly’s participation would not prejudice its ability to explore other pathways to effect change on the Board. Sidley reiterated that demanding assurances that Mr. Heslop be selected before even beginning the process would be asking the Board to operate with a pre-determined outcome, which would undermine the integrity and efficacy of the process. Sidley also noted that Mr. Heslop had never met any of the independent directors who would remain on the Board. Sidley stated that the Board planned to move forward with its refreshment process and again encouraged Firefly to participate in it. From January through February 2020, representatives from the Company and Firefly exchanged messages and calls further discussing Firefly’s proposal that Mr. Heslop be appointed to the Board, with Firefly demanding immediate appointment and the Company insisting that Mr. Heslop submit his resume and be interviewed, like other director candidates.

As of December 31, 2019, the Company had repurchased $190.1 million aggregate principal amount of unsecured senior notes for $138.8 million cash representing a total discount capture of $48.6 million.

On January 2, 2020, the Company announced the appointment of Alvin Bledsoe as a member of the Board. Mr. Bledsoe was subsequently appointed to the audit committee and the Nominating and Corporate Governance Committee (the “Nominating Committee”).

On January 15, 2020, Spotlight Advisors, LLC (“Spotlight”), an advisor to Firefly, called Sidley. During the call, Spotlight explained that Mr. Heslop would agree to provide the Company his resume, be interviewed and complete a director questionnaire if the interview was to be conducted in good faith and with an open mind.

On January 22, 2020, Sidley called Spotlight to discuss the process for interviewing Mr. Heslop. Spotlight advised that Mr. Heslop would provide the Company with a detailed biography and resume, agree to be interviewed by the Board, and complete the Company’s director questionnaire. In turn, Sidley assured Spotlight that the Board would conduct Mr. Heslop’s interview with an open mind and in good faith, the same as for other director candidates. Sidley also agreed that the Company would not quote from any of Mr. Heslop’s comments made during his interviews, unless required by law. Sidley advised Spotlight that the Company planned to continue with its previously announced Board refreshment process and that Mr. Heslop would be considered along with other director candidates, as one would expect from a company undertaking a refreshment process.

On January 23, 2020, Spotlight sent Sidley an email attaching certain biographical information for Mr. Heslop and other information about him that would be required in a proxy statement, but no resume was provided. In the email, Spotlight informed Sidley that Mr. Heslop was prepared to meet with members of the Board and/or management at a time and a place of their convenience.

On January 28, 2020, a representative of Heidrick & Struggles called Mr. Heslop for the purpose of setting up Mr. Heslop’s initial interview with Heidrick & Struggles and discussing the process for the Board’s review of Mr. Heslop as a potential director of the Company. Later that day, Heidrick & Struggles’s representative emailed Mr. Heslop and stated that while Heidrick & Struggles was still working to establish a specific time to meet, Mr. Heslop could nevertheless call him at any time and provided his cell phone number in case Mr. Heslop had questions or wanted to follow up.

On January 30, 2020, Heidrick & Struggles’ emailed Mr. Heslop a document from the Company specifying the criteria for joining the Board as a non-executive director.

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Between January 31 and February 27, 2020, Heidrick & Struggles and Mr. Heslop exchanged correspondence in an attempt to schedule Mr. Heslop’s preliminary interview with Heidrick & Struggles. During this period, Mr. Heslop reiterated on multiple occasions that, contrary to the Board’s preference, he would not commit to a meeting with Heidrick & Struggles without an assurance that he could meet with members of the Board before or simultaneously with his interview with Heidrick & Struggles.

On February 7, 2020, the Company announced the appointment of Valerie Jochen to the Board. Ms. Jochen was subsequently appointed to the audit committee and the Nominating Committee. On the same day, Sidley sent an email to Spotlight, at the direction of the Company, confirming that the appointment of Ms. Jochen would in no way foreclose the Board’s openness to considering Mr. Heslop and that the Board refreshment process had not come to an end.

On February 20 and 21, 2020, Spotlight and Sidley exchanged email correspondence, during which Sidley advised that the Company intended to interview Mr. Heslop the week of March 2, 2020. Sidley also advised Spotlight that the advance notice window for director nominations had not even been opened and therefore the parties still had time.

On March 2, 2020, Firefly sent a notice to the Company regarding Firefly’s nominations of Mr. Heslop and Samantha Holroyd for election to the Board at the Annual Meeting and filed Amendment No. 6 to the Firefly Schedule 13D, disclosing its nomination notice and beneficial ownership of 13.1% of the Company’s outstanding common stock. The nomination notice was the first time that Firefly proposed Ms. Holroyd as a director candidate.

Later that day, Heidrick & Struggles reached out to Mr. Heslop again to schedule an interview, noting that it had tried previously to initiate the interview process with Mr. Heslop, consistent with the process that every director candidate for the Company had followed in the past 12 months.

On March 3, 2020, Mr. Heslop responded that he would be willing to speak with Heidrick & Struggles provided that a meeting with the Board was also scheduled.

On March 4, 2020, after additional exchanges, Mr. Heslop informed Heidrick & Struggles he would be available for a videoconference and asked to confirm his interview date with the Board.

On March 10, 2020, Heidrick & Struggles scheduled a meeting with Ms. Holroyd for March 12, 2020. At approximately this time, national and global attention was shifting to the COVID-19 pandemic, which led to some and then mostly all of the Company’s employees and outside advisors to work from home. These disruptions also changed the plan of eventual in-person meetings with Mr. Helsop and Ms. Holroyd to telephonic meetings.

On March 19, 2020, as the COVID-19 pandemic was intensifying in the United States and negatively impacting business indicators and markets, and as oil and gas prices were sharply declining and affecting the oil and gas industry, Firefly issued a press release expressing its disappointment in the Board’s performance and the Board refreshment process.

On March 23, 2020, Heidrick & Struggles sent copies of the Company’s director questionnaire to Mr. Heslop and Ms. Holroyd.

On April 6, 2020, Firefly filed a preliminary proxy statement with the SEC. At this time, the Company had not yet announced a date for the 2020 Annual Meeting and its advisors were reviewing alternatives to conducting an in-person stockholder meeting.

On the same day, Firefly sent an email to the Board stating that, in light of the circumstances created by the COVID-19 pandemic, Firefly believed it would be in the interest of the parties to explore a resolution to the pending proxy contest.

On April 9, 2020, Mr. Craine responded to Firefly’s email, stating that the Board appreciated Firefly’s outreach and would consider Firefly’s request. Mr. Craine reported that the Board wanted to commence the interview process with Mr. Heslop and Ms. Holroyd without delay and requested the availability of Mr. Heslop and Ms. Holroyd for interviews with members of the Nominating Committee. Mr. Craine included with his email a copy of the Company’s director questionnaire that had previously been sent on March 23, which both Mr. Heslop and Ms. Holroyd completed prior to their interview.

On April 23, 2020, Mr. Heslop and Ms. Holroyd separately interviewed with directors Alvin Bledsoe and Ben T. Morris, both members of the Nominating Committee.

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On April 28, 2020, Mr. Craine sent letters to Mr. Heslop and Ms. Holroyd on behalf of the Board, requesting additional information relating to disclosures in their director questionnaires in order to assist the Board in its evaluation. In particular, the Company sought from Mr. Heslop additional information in order to evaluate potential conflicts of interest that could arise if Mr. Heslop were made a director.

On April 29, 2020, Firefly issued a press release calling on the Company to announce the date of the Annual Meeting.

Later that day, Sidley called Spotlight to understand why Firefly issued a press release that morning when the Board had interviewed both Mr. Heslop and Ms. Holroyd only the previous week and sent follow-up letters the night before. Sidley assured Spotlight that the Board was seriously considering Mr. Heslop and Ms. Holroyd as director candidates. Sidley indicated, however, that while Ms. Holroyd was relatively well received, the Board had genuine concerns about potential conflicts and other issues that could arise if Mr. Heslop were made a director. Lastly, Sidley gave Spotlight a courtesy advance notice that the Company would make significant announcements within the next day, but that such announcements were not targeted at Firefly.

On April 30, 2020, the Company announced that the Board had adopted a limited duration tax benefits preservation plan (the “Tax Benefits Preservation Plan”) in order to protect stockholder value against a possible limitation on the Company’s ability to use its estimated $1.3 billion of tax net operating losses (“NOLs”) to reduce potential future U.S. federal income tax obligations. The Company further announced that the COVID-19-related closure of the Company’s headquarters had caused a delay in the completion of the Form 10-K/A process and that the Company expected to file its Form 10-K/A, including the Part III Information, no later than June 15, 2020.

Shortly after the foregoing, Sidley called Spotlight to further explain the adoption of the Tax Benefits Preservation Plan. Spotlight asked a number of questions related to the analysis underlying such plan, which Sidley answered. Thereafter, Spotlight advised Sidley that Mr. Heslop and Ms. Holroyd would send responses to the Company’s April 28, 2020 letters in short order. Moreover, Spotlight gave Sidley advance notice that Olshan would send a written settlement proposal the next day.

Later that same day, Ms. Holroyd sent a response to the Company’s April 28, 2020 letter to her. Moreover, Olshan sent a letter on behalf of Mr. Heslop containing his response to the Company’s April 28, 2020 letter to him, which addressed questions of the Board regarding potential conflicts of interest that could arise if Mr. Heslop were made a director.

On May 1, 2020, the Company entered into an amendment to its revolving credit facility. One of the terms of the amendment prohibits the Company from undertaking further repurchases of its common stock.

On that same day, Olshan sent Sidley a settlement term sheet proposing the immediate appointments to the Board of Mr. Heslop and Ms. Holroyd. It also provided, among other terms, that Firefly would have the ability to replace its nominees so as long as Firefly held 2% of the Company’s shares, that Mr. Heslop and Ms. Holroyd would be appointed to two committees each, and that all of Firefly’s expenses incurred in connection with its involvement at the Company be reimbursed. At approximately this time, the Company was contacted by a third-party investor whom the Company understood to be potentially in contact with Firefly. The third-party investor offered that he would be willing to substitute for Mr. Helsop on the Board if this would satisfy Firefly and the Company and lead to a settlement between the Company and Firefly.

On May 5, 2020, Mr. Craine sent a letter to Mr. Heslop on behalf of the Board requesting further information about his candidacy, primarily asking follow-up questions regarding potential conflicts of interest that could arise if Mr. Heslop were made a director.

On May 6, 2020, Sidley and Spotlight had a call to discuss Mr. Heslop and Ms. Holroyd’s candidacies. On the call, Sidley advised Spotlight that the Nominating Committee had recommended to the full Board that both Mr. Heslop and Ms. Holroyd be interviewed by the remaining members of the Board. Sidley also explained that while the Nominating Committee was supportive of Ms. Holroyd, it had reservations about Mr. Heslop’s potential conflicts and lack of public company board experience, as well as Firefly’s continued focus on share repurchases to the exclusion of all other uses of capital. The Nominating Committee also did not believe it had enough information to evaluate potential conflicts of interest with Firefly that could arise with Mr. Heslop joining the Board. As a result, it was determined that the full Board would interview Mr. Heslop in an attempt to get comfortable on these issues. Sidley also gave Spotlight advance notice that the Company would send follow-up letters to Mr. Heslop and Ms. Holroyd with questions from the Nominating Committee. Lastly, Sidley shared with as a courtesy that the Annual Meeting had been scheduled to be held in mid-July.

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On the same day, Spotlight called Sidley again. On the call, Spotlight informed Sidley that Firefly would make Mr. Heslop and Ms. Holroyd available for additional calls with the Board. Spotlight also requested on behalf of Firefly that the date for the Annual Meeting be announced publicly.

On May 7, 2020, Mr. Craine sent a letter to Ms. Holroyd on behalf of the Board, requesting that Ms. Holroyd provide answers to certain unanswered sections of the director questionnaire so that the Board could evaluate her qualifications for standing committees, including the audit committee. The letter also inquired as to Ms. Holroyd’s availability to speak with additional members of the Board.

On the same day, Sidley emailed Spotlight, stating that the Company agreed to Firefly’s request and would publicly disclose the date of the Annual Meeting the next day. Sidley also stated Firefly would not be required to re-submit its nomination notice and that it would be treated as timely by the Company even though it was submitted prior to the window for director nominations based on the timing of the Annual Meeting.

On May 8, 2020, the Company announced its earnings for Q1 2020.

Later that same day, Olshan sent a letter on behalf of Mr. Heslop containing his response to the Company’s May 5, 2020 letter, which addressed questions raised by the Company regarding potential conflicts of interest that could arise if Mr. Heslop were made a director.

On May 9, 2020, the Company filed its Form 10-Q for Q1 2020, in which it disclosed July 16 as the date for the Annual Meeting.

On May 14, 2020, directors Doug Johnson and Deborah Adams conducted videoconference meetings with each of Ms. Holroyd and Mr. Heslop.

On May 16, 2020, Sidley sent Olshan a revised settlement term sheet, proposing the addition of two director candidates with their identities to be confirmed by the full Board. Prior to sending the term sheet, Sidley called Spotlight and explained that the Board would discuss the candidacies of Ms. Holroyd and Mr. Heslop at its next Board meeting. Sidley indicated that the Board would likely be amenable to appointing Ms. Holroyd as a director but may have reservations about Mr. Heslop’s candidacy. The term sheet included various other terms but no expense reimbursement.

On May 18, 2020, Olshan sent the Company a letter confirming that, in light of the announced meeting date for the Annual Meeting, Firefly planned to nominate Mr. Heslop and Ms. Holroyd to the Board at the Annual Meeting in accordance with its notice previously submitted on March 2, 2020. Sidley, on behalf of the Company, confirmed to Olshan that Firefly would not need to re-submit its nomination notice and that the Company would treat the original notice as timely.

On the same day, Spotlight called Sidley. It reiterated that Firefly would require the appointment of both Mr. Heslop and Ms. Holroyd to the Board and expense reimbursement, subject to a cap, for any settlement to take place, but that otherwise the Sidley term sheet would form a suitable basis for a settlement agreement. Sidley requested that Firefly provide an estimate for the expense reimbursement amount to allow the Board to make an informed decision.

On May 19, 2020, Spotlight called Sidley and provided the requested estimate for the expense reimbursement, which was $1.5 million at that time. Spotlight indicated that Firefly might be willing to bear some of these expenses.

On May 21, 2020, Sidley called Spotlight. On the call, Sidley indicated that the Board was amenable to appointing Ms. Holroyd as a director but continued to have reservations about Mr. Heslop’s candidacy. Sidley explained that in addition to Mr. Heslop’s lack of public company board experience, the Board was concerned about Firefly’s potential conflicts and the reactions of other stockholders and stakeholders to a Firefly representative on the Board, especially given Firefly’s strong views on share buybacks. For these reasons, the Board was uncomfortable appointing a Firefly representative to the Board without a clear mandate of the stockholders. Sidley offered, however, the appointment of another investor with extensive public company board experience, the third-party investor who had approached the Company in early May, as a compromise candidate (in addition to Ms. Holroyd).

On May 22, 2020, Spotlight called Sidley to inform the Board that Firefly had no interest in the proposed compromise candidate. Spotlight also asked Sidley to re-evaluate Mr. Heslop’s candidacy as their client did not share the concerns about Firefly’s potential conflicts of interest raised by the Board. Sidley committed to follow up with the Board.

2020 PROXY STATEMENT 17

BACKGROUND TO THE SOLICITATION

On May 25, 2020, Sidley emailed Spotlight and advised that, in light of Firefly’s rejection of the compromise candidate, the Board would re-evaluate Mr. Heslop’s candidacy at its next Board meeting on May 27, 2020.

On May 26, 2020, Spotlight spoke with Sidley by phone. Sidley conveyed that the Board continued to have serious concerns about Mr. Heslop’s candidacy. Sidley said that the Board understood that Firefly would not accept the Board’s proposed “compromise candidate” and suggested that a third person be identified who was not affiliated with Firefly. Spotlight said it would convey these thoughts to Firefly.

Later that day, Spotlight called Sidley and conveyed that Firefly insisted that any settlement agreement involve the appointment of Mr. Heslop to the Board. Spotlight related that Firefly did not accept the that the Board had legitimate concerns about potential conflicts with Firefly that would be posed by Mr. Heslop joining the Board. Spotlight also communicated that Firefly would be willing to agree to an announcement, in connection with a settlement agreement, that Firefly agrees with the Company’s present strategy on capital allocation.

On May 28, 2020, Mr. Bledsoe, on behalf of the Board, called Ms. Holroyd and offered to include her on the Board’s director candidates slate for the Annual Meeting if she consented to be named as a nominee of the Board in the Company’s proxy statement. Mr. Bledsoe conveyed that the Board had decided not to invite Mr. Heslop. Later that day, Mr. Bledsoe emailed Ms. Holroyd to extend the Company’s invitation in writing. Mr. Bledsoe added in his email that while the Company was of the view that, as a legal matter, Ms. Holroyd would not face liability to Firefly for accepting the Board’s offer, the Company nevertheless committed to indemnify her against any such claims in connection with her consent to be nominated by the Board.

On May 29, 2020, Ms. Holroyd accepted the offer of the Board to join the Company’s slate of director candidates for the Annual Meeting.

Later that day, the Company filed this preliminary proxy statement on Schedule 14A with the SEC.

18 2020 PROXY STATEMENT

ELECTION OF DIRECTORS AND DIRECTOR BIOGRAPHIES (Proposal 1)

The Company is asking its stockholders to vote to elect eight directors to serve on the Board of Directors until the 2021 Annual Meeting of Stockholders (the “2021 Annual Meeting”) or until their respective successors have been duly elected and qualified.

Our Board of Directors currently consists of eight members who are elected annually. Seven of these eight directors are independent under the Nasdaq Stock Market (the “Nasdaq”) listing standards. Messrs. Houston and Westerman are not standing for re-election at the Annual Meeting of Stockholders.

The directors standing for election this year are listed below. If any nominee should decline election or should become unable to serve as a director of our Company for any reason before election at the Annual Meeting, votes will be cast by the persons appointed as proxies for a substitute nominee, if any, designated by the Board of Directors. There are no family relationships among any of the nominees, directors or any of the executive officers.

Firefly previously indicated their intent to nominate two directors, Ms. Samantha Holroyd and Mr. Ryan Heslop, in opposition to two directors nominated by the Board for election at the Annual Meeting. However, at the invitation of the Board, Ms. Holroyd has consented to be additionally named on the Board’s slate of director candidates and to be a nominee of the Board on the Company’s GOLD proxy card. The Nominating and Corporate Governance Committee reviewed Mr. Heslop’s candidacy and determined not to invite Mr. Heslop to join the Board’s slate of director candidates. The Board recommends that stockholders support the Board’s eight nominees, including Ms. Holroyd, in light of their backgrounds, career experiences, qualifications and contributions to the Board’s mix of skills and experiences.

Vote Required and Board Voting Recommendation

Because we have received notice that Firefly intends to nominate two director candidates for election to the Board at the Annual Meeting, we expect the election of directors to be contested and the number of nominees for director to exceed the number of directors to be elected at the Annual Meeting. As a result, directors will be elected at the Annual Meeting by a plurality of the votes cast. This means that the eight director candidates for election receiving the largest number of “for” votes will be elected at the Annual Meeting.

The enclosed GOLD proxy card enables a stockholder to vote “for” or “withhold” from voting as to the directors nominated by the Board. If you vote “withhold” for any director nominee, as opposed to voting “for” any such director nominee, your votes as such will be counted for purposes of establishing a quorum, but will not be considered to have been voted “for” the director nominee and, as a result, will have no effect on the outcome of the vote on Proposal 1. Abstentions and broker non-votes, if any, will have no effect on the voting results for Proposal 1.

The Board unanimously recommends that you vote “FOR” the election of each of the nominees recommended by the Board on the enclosed GOLD proxy card. The Board strongly urges you not to sign or return any white proxy card sent to you by Firefly. Voting to “withhold” with respect to any of Firefly’s nominees on a white proxy card sent to you by Firefly is not the same as voting “for” the Board’s nominees because a vote to “withhold” with respect to any of Firefly’s nominees on Firefly’s white proxy card will revoke any GOLD proxy card you may have previously submitted. If you have previously voted using a white proxy card sent to you by Firefly, you can subsequently revoke that vote by signing, dating and returning the enclosed GOLD proxy card in the postage-paid envelope provided, or by following the instructions on the GOLD proxy card to vote by telephone or by Internet. Only your latest dated proxy will count.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE FOLLOWING NOMINEES FOR DIRECTOR ON THE GOLD PROXY CARD.

2020 PROXY STATEMENT 19

ELECTION OF DIRECTORS AND DIRECTOR BIOGRAPHIES

David M. Wood
Age: 63 Director since: December 2018

Business Experience:

Mr. Wood has served as the Chief Executive Officer and President of the Company since December 2018. From 2016 to December 2018, Mr. Wood served as the Chief Executive Officer and Chairman of the Board of Directors of Arsenal Resources LLC (“Arsenal”), a West Virginia-focused natural gas producer and portfolio company of First Reserve Corporation (“First Reserve”), an energy-focused private equity firm, where he most recently served as Chairman of its Board of Directors and previously held the role of Chief Executive Officer. Prior to his tenure at Arsenal, Mr. Wood served as a Senior Advisor to First Reserve from 2013 to 2016, serving on several of its portfolio company boards. Prior to his position at First Reserve, Mr. Wood spent more than 17 years at Murphy Oil Corporation (NYSE: MUR), a global oil and natural gas exploration and production company, which we refer to as Murphy Oil, including as its Chief Executive Officer, President and a member of the Board of Directors from 2009 to 2012. From 1980 to 1994, Mr. Wood held various senior positions with Ashland Exploration and Production, an oil and natural gas exploration and production company. Mr. Wood began his career as a well-site geologist in Saudi Arabia. Mr. Wood also served on the Board of Directors of the general partner of Crestwood Equity Partners LP (NYSE: CEQP) and its wholly owned subsidiary, Crestwood Midstream Partners LP, an owner and operator of crude oil and natural gas midstream assets. In addition, Mr. Wood served as the Chairman of the Board of Directors for Lilis Energy, Inc. (NYSE: LLEX), an exploration and development company operating in the Delaware Basin. Mr. Wood also served on the Board of Directors of several private oil and natural gas companies, including Deep Gulf Energy LP (prior to its acquisition by Kosmos Energy Ltd.) and Berkana Energy Corp. (when it was majority owned by Murphy Oil).

Other Memberships and Positions:

Mr. Wood previously served on the Board of Directors and as an executive committee member of the American Petroleum Institute. He was also a member of the National Petroleum Council and is a member of the Society of Exploration Geophysicists.

Educational Background:

Mr. Wood holds a B.S. in Geology from the University of Nottingham in England and completed Harvard University’s Advanced Management Program.

Board Membership Qualifications:

Mr. Woods’ extensive experience as a Chief Executive Officer and director of public exploration and production companies and energy-focused private equity firms, executive management skills and extensive knowledge of the oil and natural gas sector and corporate governance led the Nominating and Corporate Governance Committee to conclude that he should serve as one of our directors.

Alvin Bledsoe
Age: 72 Director since: January 2020 Current Public Company Directorships: Crestwood Equity Partners LP. (NYSE: CEQP) (since July 2007) SunCoke Energy, Inc. (NYSE: SXC) (since June 2011)

Business Experience:

Mr. Bledsoe is an experienced finance and public accounting executive with governance, strategic planning, managerial and leadership expertise, having led the development and execution of market and sector strategies for clients in the energy, mining and utilities industries for PricewaterhouseCoopers LLP, a multinational professional services firm (“PwC”). From 1972 to 2005, Mr. Bledsoe served in various senior roles, including as global leader for PwC’s Energy, Mining and Utilities Industries Assurance and Business Advisory Services Group, a member of the firm’s senior leadership team, Regional and Office Managing Partner and as audit and senior relationship partner on some of the firm’s largest energy industry clients. Mr. Bledsoe currently serves as Director, Audit Committee chair and Compensation Committee member of Crestwood Equity GP LLC (general partner of Crestwood Equity Partners LP, a natural gas and crude oil logistics master limited partnership holding company). In addition, he serves as Director and Audit Committee chair of SunCoke Energy, Inc. (NYSE: SXC).

Educational Background:

Mr. Bledsoe received his Bachelor of Science Degree in Accounting from Auburn University and holds a Certified Public Accountant license from the State of Texas.

Board Membership Qualifications:

The Nominating and Corporate Governance Committee nominated Mr. Bledsoe due to his background and experience as finance and public accounting executive with governance, strategic planning, managerial and leadership expertise, having led the development and execution of market and sector strategies for clients in the energy, mining and utilities industries for PwC.

20 2020 PROXY STATEMENT

ELECTION OF DIRECTORS AND DIRECTOR BIOGRAPHIES

Deborah G. Adams

Age: 59

Director since: March 2018

Current Public Company
Directorships:

Austin Industries Inc.
(since May 2018)

Enlink Midstream (NYSE: ENLC)
(since Feb 2020)

MRC Global Inc. (NYSE: MRC)
(since October 2017)

Business Experience:

Ms. Adams served as Senior Vice President of Health and Safety, Project and Procurement with Phillips 66, a diversified manufacturing and logistics company, from May 2014 until her retirement in October 2016. From 2008 to May 2014, Ms. Adams served as President of Transportation for Phillips 66 and ConocoPhillips. Prior to this position, Ms. Adams worked as general manager and Chief Procurement Officer for ConocoPhillips beginning in 2005. From 2003 to 2005, Ms. Adams served as general manager, International Refining, for ConocoPhillips. Before this role, Ms. Adams served as general manager, Global Downstream Information Systems following the ConocoPhillips merger in 2002. Ms. Adams began her career in 1983 as a process engineer in the refining division of the Conoco Global Engineering Department before moving through a variety of business development, planning, supply and trading and operations positions. Ms. Adams has served on the Board of Directors of MRC Global Inc. and as a member of its Audit and Compensation Committees since October 2017, and has served on the Board of Directors of Enlink Midstream and as a member of its Audit Committee since March 2020. Ms. Adams has served on the Board of Directors of Austin Industries, Inc., an employee-owned construction company, since May 2018, and serves as a member of its Audit, Human Resources and Nomination and Governance Committees.

Other Memberships and Positions:

Ms. Adams served two full terms on the Board of BakerRipley from February 2012 to February 2018 and currently serves as a member of the Foundation Board of Trustees and the Board of Governors for the Oklahoma State University. Ms. Adams is also a governance fellow of the National Association of Corporate Directors.

Recognition and Honors:

In 2014, Ms. Adams was inducted into the Oklahoma State University College of Engineering, Architecture and Technology Hall of Fame and in 2015, the Oil and Gas Diversity Council named Ms. Adams to the list of the Top 50 Most Powerful Women in Oil and Gas.

Educational Background:

Ms. Adams received a Bachelor of Science degree in chemical engineering from Oklahoma State University in 1983.

Board Qualifications:

The Nominating and Corporate Governance Committee nominated Ms. Adams due to her diverse experience in various segments of the oil and gas industry, her high-level management positions at a public oil and gas company and recognition as one of the top 50 women in the oil and gas industry.

Samantha Holroyd
Age: 51 Director Nominee

BUSINESS EXPERIENCE:

Ms. Holroyd is an independent consultant to the oil and gas industry and a former Managing Director at Lantana Energy Advisors and TPG Sixth Street Partners. Additionally, Ms. Holroyd served as Global Reserves Audit Manager and Business Opportunity Manager at Royal Dutch Shell PLC (NYSE: RDS.A; OTCMKTS: RYDAF), an oil and gas company, Vice President of EIG Global Energy Partners, a provider of institutional capital to the global energy industry, and Vice President of Ryder Scott Company, a petroleum consulting firm. Earlier in her career, she served as a Senior Reservoir Engineer with Tenneco Ventures Corporation, which was an oil and gas exploration, production and financing company, and as a Reservoir Engineer with Atlantic Richfield Company (formerly NYSE: ARC), an oil and gas company.

OTHER MEMBERSHIPS AND POSITIONS:

Ms. Holroyd was honored as one of the “25 Influential Women in Energy” for 2020 by Oil and Gas Investor and Hart Energy. She previously served on the Executive Committee of the Society of Petroleum Evaluation Engineers.

EDUCATIONAL BACKGROUND:

Ms. Holroyd received her Bachelor of Science degree in Petroleum Engineering from the Colorado School of Mines and is a Registered Professional Engineer in the State of Texas.

BOARD QUALIFICATIONS:

The Nominating and Corporate Governance Committee nominated Ms. Holroyd due to her various domestic and international oil and gas experience, reservoir engineering expertise, financial expertise and recognition as one of the top “25 Influential Women in Energy.”

2020 PROXY STATEMENT 21

ELECTION OF DIRECTORS AND DIRECTOR BIOGRAPHIES

Valerie Jochen
Age: 63 Director since: February 2020

Business Experience:

Ms. Jochen has more than 35 years of technical industry experience and brings significant expertise in petroleum engineering and analysis of unconventional reservoirs to Gulfport. Ms. Jochen currently serves as a Professor of Practice in Reservoir Engineering at Texas A&M University, where she began in January 2018 following a nearly 20-year career at Schlumberger Limited (NYSE: SLB), an international oilfield services company. From July 2010 to May 2016, Ms. Jochen served as a Schlumberger Fellow and Technical Director of Unconventional Resources, focused on the technology and resources needed to optimize the development of unconventional reservoirs. From November 1997 to July 2010, Ms. Jochen held various other senior level positions with Schlumberger, including Technology Director of Reservoir Stimulation, Technical Director of Unconventional Gas and Domain Career Leader for Reservoir Engineering. From May 1991 to November 1997, Ms. Jochen served as a Reservoir Engineer and Division Vice President for S.A. Holditch and Associates, and from December 1984 to December 1989, she worked as a Reservoir Engineering and Planning Supervisor for Mobil Exploration & Production. Ms. Jochen began her career in 1979 with Superior Oil Company and served in a variety of production and reservoir engineering positions.

Educational Background:

Ms. Jochen holds a Bachelor of Science degree, a Master of Science degree and a Doctor of Philosophy in petroleum engineering from Texas A&M University. In addition, Ms. Jochen is a registered Professional Engineer in the State of Texas.

Board Qualifications:

The Nominating and Corporate Governance Committee nominated Ms. Adams due to her more than 35 years of technical industry experience and significant expertise in petroleum engineering and analysis of unconventional reservoirs.

C. Doug Johnson
Age: 60 Director since: September 2015 Current Public Company Directorships: Altus Midstream Company (NASDAQ: ALTM) (since November 2018)

Business Experience:

Mr. Johnson has an extensive financial and accounting background, with over 33 years of service in the oil and natural gas industry. Since August 1981, Mr. Johnson served in various roles at Phillips 66 and its predecessors Phillips Petroleum Co. and ConocoPhillips. Mr. Johnson most recently served as Vice President, Controller and principal accounting officer of Phillips 66, a publicly traded company engaged in midstream, chemicals, and refining, from April 2012 until his retirement on December 31, 2014. During the same period, he also served as Vice President, Controller and principal accounting officer of Phillips 66 Partners GP LLC, the general partner of Phillips 66 Partners LP, a publicly traded pipeline subsidiary of Phillips 66. From June 2010 until April 2012, Mr. Johnson served as General Manager, Upstream Finance, Strategy and Planning at ConocoPhillips. Prior to that, Mr. Johnson’s tenure at ConocoPhillips included his service as General Manager, Downstream Finance from 2008 to 2010 and General Manager, Upstream Finance from 2005 to 2008.

Other Memberships and Positions:

Mr. Johnson also served on the board of Chevron Phillips Chemical Company LLC, a joint venture of Phillips 66 Partners LP and Chevron Corp., and its Audit Committee, where he was co-chairman, from April 2012 until December 2014.

Educational Background:

Mr. Johnson received his Bachelor of Science Degree in Accounting from the University of Arkansas and holds a Certified Public Accountant certificate from the State of Oklahoma.

Board Qualifications:

The Nominating and Corporate Governance Committee recommended Mr. Johnson due to his prior public company experience, strong oil and natural gas background and financial expertise.

22 2020 PROXY STATEMENT

ELECTION OF DIRECTORS AND DIRECTOR BIOGRAPHIES

Ben T. Morris
Age: 74 Director since: August 2014

Business Experience:

From 2009 to 2012, Mr. Morris served as the Vice Chairman of the Board of Directors of the Sanders Morris Harris Group, a financial services and wealth management company he co-founded in 1987, or SMHG. Since its founding, Mr. Morris has served in various capacities with SMHG, including Executive Vice President and Director of Investment Banking, President and Chief Executive Officer and a member of the Board of Directors of SMH Capital, a subsidiary of SMHG, and Chief Executive Officer and a member of the Board of Directors of SMHG. Since 2012, Mr. Morris has continued as an employee of Sanders Morris Harris, Inc., a former subsidiary of SMHG. From 1980 to 1986, Mr. Morris served as the Chief Operating Officer of Tatham Corporation, a privately-held company engaged in natural gas transportation and marketing and oil and gas exploration and production. Mr. Morris began his career as an accountant at Price Waterhouse & Co. in 1967, and in 1973 joined Mid American Oil and Gas Inc. as Chief Financial Officer, eventually serving as President of the company until its sale in 1979.

Other Memberships and Positions:

From 2011 to 2016, Mr. Morris served as a member of the Board of Directors and Chairman of the Audit Committee of Yuma Energy, Inc. (OTCMKTS: YUMAQ), a publicly traded exploration and production company. Mr. Morris has also served on the boards of several public companies, including Capital Title Group from 1998 to 2006, American Equity Investment Life Holding Company from 1997 to 2006, Tyler Technologies, Inc. from 2002 until 2005, where he served as Chairman of its Audit Committee, Fresh America Corp. from 1992 until 1996, where he served as a member of the Compensation Committee, and Deeptech International Inc. from 1988 until 1997. Mr. Morris is currently a member of the Board of Directors of Centrax International Corporation, a private holding company with its largest subsidiary in the oil and gas service industry. Mr. Morris has an extensive financial background, with over 25 years of experience in various aspects of the investment banking business.

Educational background:

Mr. Morris received his Bachelor of Business Administration Degree from the University of North Texas and holds a Certified Public Accountant certificate from the State of Texas, along with several securities licenses.

Board Qualifications:

The Nominating and Corporate Governance Committee nominated Mr. Morris due to his prior public company experience, extensive financial background (including over 25 years of experience in various aspects of the investment banking business), and strong oil and natural gas background.

John W. Somerhalder II
Age: 64 Directorships: CenterPoint Energy (NYSE: CNP) Enable Midstream Partners, LP (NYSE: ENBL) (since February 2020)

Business Experience:

Mr. Somerhalder has served as Interim President and Chief Executive Officer of CenterPoint Energy (NYSE: CNP), an electric and natural gas utility serving markets in several regions of the United States, since February 2020 and has been a member of the CenterPoint Energy Board of Directors since 2016. Mr. Somerhalder also serves as a Director and Chairman of the Board of Enable Midstream Partners, LP (NYSE: ENBL). Mr. Somerhalder served as Interim President and CEO of Colonial Pipeline from February 2017 until October 2017. Colonial Pipeline is the largest refined products pipeline in the US, transporting more than 100 million gallons of fuel daily from Houston, Texas to the New York Harbor. From October 2013 to February 2020, Mr. Somerhalder served as director at Crestwood Equity GP LLC, the general partner of Crestwood Equity Partners LP (NYSE: CEQP), a master limited partnership that is a developer and operator of midstream assets. Mr. Somerhalder was named President and Chief Executive Officer of AGL Resources (NYSE: GAS) in March 2006 and was named Chairman of the company’s Board of Directors in November 2007. He retired from AGL Resources, an Atlanta-based energy services holding company with operations in natural gas distribution, retail operations, wholesale services and midstream operations, on December 31, 2015. Mr. Somerhalder joined AGL Resources from El Paso Corporation, where he spent almost 30 years, rising through the ranks from engineer to president of El Paso Pipeline Group and executive vice president of El Paso Corporation.

Other Memberships and Positions:

Mr. Somerhalder served on the Board of Directors of the American Gas Association, which he chaired in 2011. He also served on the boards of the Georgia Chamber of Commerce and the Metro Atlanta Chamber of Commerce. He has served as past chairman of the Interstate Natural Gas Association of America. Mr. Somerhalder currently serves as a director of CenterPoint Energy, Enable Midstream Partners, Piedmont Healthcare and the Gas Technology Institute. Mr. Somerhalder is chairman of the board of the Atlanta BeltLine, Inc., which is leading the development of the Atlanta BeltLine along 22 miles of historic railroad around the city. A past member of the board of the United Way of Metropolitan Atlanta, he successfully chaired the 2009 United Way Campaign for metro Atlanta during difficult economic times and served a second term as chair of the 2010 campaign.

Educational Background:

Mr. Somerhalder holds a Bachelor of Science degree in chemical engineering from the University of Arizona.

Board Qualifications:

The Nominating and Corporate Governance Committee nominated Mr. Somerhalder due to his service as a public company executive and Director, more than four decades of experience in the energy industry, including state and regulatory experience in multiple jurisdictions, and proven leadership abilities.

2020 PROXY STATEMENT 23

ELECTION OF DIRECTORS AND DIRECTOR BIOGRAPHIES

Directors Not Standing for Re-election

David L. Houston
Age: 67 Director since: December 1998

Business Experience:

Mr. Houston has served as a director of the Company since July 1998 and as Chairman of the Board since July 2013. Since 1991, Mr. Houston has been the principal of Houston Financial, a firm providing wealth management products and services with a focus on the energy sector. Since 2000, Mr. Houston has managed a mineral trust with approximately 9,200 net acres in Oklahoma, Texas, Kansas and New Mexico, which includes responsibility for leasing and production matters. Mr. Houston was recognized as a Top 100 Graduate of the College of Business at Oklahoma State University in the last 100 years and served on the faculty of the Louisiana State University Graduate School of Banking from 1980 to 1981.

Other Memberships and Positions:

Mr. Houston served on the Board of Directors and Executive Committee of Deaconess Hospital, Oklahoma City, Oklahoma, from January 1993 until December 2008. Mr. Houston has served as the lead director on the Board of Directors of Diamondback Energy, Inc. (Nasdaq Global Market: FANG) since October 2012, is a member of its Audit and Compensation Committees and is the chair of its Nominating and Corporate Governance Committee. He also served as a director of Bronco Drilling Company from May 2005 until December 2010 and was a member of its Audit Committee.

Educational Background:

Mr. Houston received a Bachelor of Science Degree in business from Oklahoma State University and a graduate degree in banking from Louisiana State University.

Paul D. Westerman
Age: 64 Director since: October 2017

Business Experience:

Mr. Westerman has served as a Trustee and Director of the Westerman Family Trusts and Westerman Interest Inc., both of which are private wealth management vehicles, since 1999. From September 2011 to December 2012, Mr. Westerman served as Senior Executive Vice President and Chief Business Development Officer of J-W Energy Company, a diversified energy company engaged in exploration and production, energy services, midstream and manufacturing, among other businesses. Mr. Westerman joined J-W Energy Company in 1984 and, during his time there, he served in several other leadership roles, including as Chief Operating Officer. Prior to joining J-W Energy Company, Mr. Westerman served in various positions at Phillips Petroleum Company, Terra Resources and Kerr-McGee Corporation.

Other Memberships and Positions:

Mr. Westerman has served on the Board of Directors of J-W Energy Company and J-W Power Company since 1996. Mr. Westerman has also served on the Board of Directors of Oakwood Bank since February 2018. Mr. Westerman previously served as a Director of Vintage Bank, Benedictine College, the Dallas Petroleum Club, the Dallas Wildcatters Association and the Dallas Hard Hatters Association. Mr. Westerman is also a member of the National Association of Corporate Directors and the Society of Petroleum Engineers.

Educational Background:

Mr. Westerman earned his bachelor’s degree in petroleum engineering from the University of Oklahoma and is a Registered Professional Engineer in the State of Texas.

Board Qualifications:

Mr. Westerman’s strong background in oil and energy services, as well as his executive roles at an energy services company, were considered by our Nominating and Corporate Governance Committee.

24 2020 PROXY STATEMENT

ELECTION OF DIRECTORS AND DIRECTOR BIOGRAPHIES
WHAT ARE THE COMMITTEES OF THE BOARD?

Our Board of Directors has an Audit Committee, a Compensation Committee, a Nominating and Corporate Governance Committee and a Sustainability Committee. The table below summarizes committee membership as of the date of this proxy statement along with the functions each committee is responsible for performing.

AUDIT COMMITTEE
Members Doug Johnson C^+ Alvin Bledsoe ^+ Valerie Jochen + Paul Westerman + Number of Meetings in 2019 4

Principal Functions

•   Reviews and discusses with management and the independent auditors the integrity of our accounting policies, internal controls, financial statements, accounting and auditing processes and risk management compliance.

•   Monitors and oversees our accounting, auditing and financial reporting processes generally, including the qualifications, independence and performance of the independent auditor.

•   Monitors our compliance with legal and regulatory requirements.

•   Monitors compliance with the Company’s Code of Business Conduct and Ethics.

•   Establishes and oversees procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

•   Reviews and approves related party transactions.

•   Appoints, determines compensation, evaluates and terminates our independent auditors.

•   Pre-approves audit and permissible non-audit services to be performed by the independent auditors.

•   Prepares the report required by the U.S. Securities and Exchange Commission (the “SEC”), for the inclusion in our annual proxy statement.

•   Reviews and reassesses the adequacy of the Audit Committee charter on a periodic basis.

•   Informs our independent auditors of the Audit Committee’s understanding of significant relationships and transactions with related parties and review and discuss with our independent auditors the auditors’ evaluation of our identification of, accounting for and disclosure of our relationships and transactions with related parties, including any significant matters arising from the audit regarding our relationships and transactions with related parties.

C     Committee Chairperson.

+     Satisfies Nasdaq independence and other applicable independence rules for membership on such Committees.

^     Audit Committee financial expert.

2020 PROXY STATEMENT 25

ELECTION OF DIRECTORS AND DIRECTOR BIOGRAPHIES
compensation committee
Members Ben T. Morris C+ Deborah G. Adams + Alvin Bledsoe + Number of Meetings in 2019 5

Principal Functions

•   Oversees and administers our executive compensation policies, plans and practices, including our stock retention guidelines, and evaluates their impact on risk and risk management.

•   Assists the Board of Directors in discharging its responsibilities relating to the compensation of our executives, including our Chief Executive Officer, and other key employees.

•   Administers our equity-based compensation plans, including the grants of stock options, restricted stock awards and other equity awards under such plans.

•   Reviews, approves and administers our cash-based incentive bonus plans, including the establishment of performance criteria, targets and awards under our 2019 Executive Annual Incentive Compensation Plan.

•   Makes recommendations to the Board with respect to incentive compensation.

•   Where appropriate or required, makes recommendations to our stockholders with respect to incentive compensation and equity-based plans.

•   Conducts annual performance evaluation of the Committee.

•   Reviews disclosure related to executive compensation in our proxy statement and prepares an annual Compensation Committee report.

•   Reviews and considers the stockholders’ advisory vote on executive compensation and the frequency of holding such advisory vote.

•   Reviews and reassesses the adequacy of the Compensation Committee charter.

C     Committee Chairperson.

+     Satisfies Nasdaq independence and other applicable independence rules for membership on such Committees.

^     Audit Committee financial expert.

26 2020 PROXY STATEMENT

ELECTION OF DIRECTORS AND DIRECTOR BIOGRAPHIES
NOMINATING AND CORPORATE GOVERNANCE COMMITTEE
Members Alvin Bledsoe C+ Valerie Jochen + Ben T. Morris + Number of Meetings in 2019 2

Principal Functions

•   Assists the Board of Directors in developing criteria for, identifying and evaluating individuals qualified to serve as members of our Board of Directors.

•   Selects and recommends director candidates to the Board of Directors to be submitted for election at each annual meeting of stockholders and to fill any vacancies on the Board of Directors.

•   Periodically reviews and makes recommendations regarding the composition and size of the Board of Directors and each of its Committees.

•   Reviews and recommends to the Board of Directors appropriate corporate governance guidelines and procedures for the Company.

•   Conducts an annual assessment of the qualifications and performance of the Board of Directors.

•   Reviews and reports to the Board of Directors on the performance of management annually.

•   Reviews the development and leadership capabilities of the executive officers and management’s succession process.

•   Reviews and reassesses the adequacy of the Nominating and Corporate Governance Committee charter.

C     Committee Chairperson.

+     Satisfies Nasdaq independence and other applicable independence rules for membership on such Committees.

^     Audit Committee financial expert.

2020 PROXY STATEMENT 27

ELECTION OF DIRECTORS AND DIRECTOR BIOGRAPHIES
Sustainability Committee(1)
Members Deborah G. Adams C+ Doug Johnson + Paul D. Westerman + Number of Meetings in 2019 4

Principal Functions

•   Reviews and makes recommendations to our Board of Directors regarding the health, safety and environmental protection, and corporate responsibility matters, including governmental relations, political contributions and corporate philanthropy, which we refer to herein as HSE and corporate responsibility matters, and their impact on our business and operations.

•   Monitors and evaluates management’s actions with respect to the HSE and corporate responsibility matters.

•   Reviews reports from our management, consultants or other advisors regarding (i) our performance with respect to the HSE and corporate responsibility matters and compliance with any related laws and regulations applicable to us, (ii) any significant litigation relating to the HSE and corporate responsibility matters involving our Company, and (iii) any significant legislation or regulations, judicial decisions, treaties, protocols, conventions or other agreements, public policies or other scientific, medical or technological developments involving HSE and corporate responsibility matters that will or may have a material effect on our business and operations.

•   Reviews the risks and exposures relating to HSE and corporate responsibility matters, including mitigation and remedial actions.

•   Reviews crisis management planning procedures relating to HSE and corporate responsibility matters.

•   Conducts investigations or studies affecting Gulfport as they pertain to HSE and corporate responsibility matters.

•   Reviews the effectiveness of internal systems and controls necessary to ensure our compliance with applicable health, safety and environmental laws, rules and regulations.

•   Reviews our compliance with industry practices in the areas of health, safety and environmental protection.

•   Reviews our political, charitable and educational contributions/programs and the administration of any political action or similar Committees of our employees.

•   Oversees the policies and practices promoting diversity and inclusion within the Company and the Company’s human and workplace rights and policies.

•   Reviews and provides guidance on public policy advocacy efforts to confirm alignment with Company policies and values.

•   Prepares an annual performance evaluation of the Committee.

•   Reviews and reassess the adequacy the Sustainability Committee charter and recommend any appropriate revisions to our Board of Directors.

•   Carries out any other duties and responsibilities relating to the HSE and corporate responsibility matters that may be delegated to the Sustainability Committee by our Board of Directors from time to time.

C     Committee Chairperson.

+     Satisfies Nasdaq independence and other applicable independence rules for membership on such Committees.

^     Audit Committee financial expert.

(1)  This Committee was formed on October 30, 2018 as the Operating Excellence and Corporate Responsibility Committee and was renamed the Sustainability Committee to incorporate additional ESG responsibilities on April 9, 2020.

28 2020 PROXY STATEMENT

ELECTION OF DIRECTORS AND DIRECTOR BIOGRAPHIES
DO THE COMMITTEES HAVE WRITTEN CHARTERS?

Yes. The charters for each of our Committees can be found on our website at www.gulfportenergy.com under the “Investors — Corporate Governance” captions. You may also obtain copies of these charters, as well as our Code of Business Conduct and Ethics, which is described below, by writing to our General Counsel and Corporate Secretary, Patrick K. Craine, at Gulfport Energy Corporation, 3001 Quail Springs Parkway, Oklahoma City, Oklahoma 73134.

2020 PROXY STATEMENT 29

CORPORATE GOVERNANCE MATTERS AND COMMUNICATIONS WITH THE BOARD
Corporate Governance Highlights

We believe effective corporate governance requires regular constructive discussions with our stockholders. We have a proactive engagement process that encourages feedback from our stockholders. This feedback helps shape our corporate governance practices, and has specifically resulted in:

•   Amendment of the Bylaws to change the supermajority vote requirement for stockholders to amend the Bylaws to a majority vote requirement;

•   Adoption of stock ownership guidelines for our non-employee directors and executive officers to further align the long-term financial interests of our directors and executive officers with those of our stockholders;

•   Adoption of Corporate Governance Guidelines to ensure best practices and reflect the Board’s commitment to monitor the effectiveness of policy and decision making at the Board and management levels;

•   Ongoing Board refreshment process which resulted in two new independent directors being added in Q1 2020;

•   All director nominees are independent, except for our Chief Executive Officer;

•   Independent chair of the Board of Directors;

•   Advancement of Board diversity, with two current female directors, emphasis on diversity in the Nominating and Corporate Governance Committee’s charter, and the adoption of a Board Diversity Policy;

•   Majority voting to elect directors in uncontested elections and plurality voting to elect directors in contested elections;

•   Creation of the Sustainability Committee to further develop our commitment to HSE and corporate responsibility and sustainability matters and their impact on our business and operations;

•   Active stockholder outreach throughout 2019, holding over 250 in-person investor meetings, attending 8 industry conferences and numerous investor outreach phone calls;

•   Active board oversight of risk and risk management;

•   Periodic Board and Committee self-assessments conducted by an outside law firm;

•   Independent director meetings in executive sessions at all regularly scheduled Board meetings; and

•   93% attendance at 2019 Board and Committee meetings.

30 2020 PROXY STATEMENT

CORPORATE GOVERNANCE MATTERS AND COMMUNICATIONS WITH THE BOARD
WHO ARE OUR INDEPENDENT DIRECTORS?

Our Board of Directors has determined that seven of our eight current Board members (Deborah G. Adams, Alvin Bledsoe, Valerie Jochen, David L. Houston, Doug Johnson, Ben T. Morris and Paul D. Westerman), Mr. Somerhalder and Ms. Holroyd meet the independence requirements in the Nasdaq listing standards and are free of any relationship that, in the opinion of our Board of Directors, would interfere with the exercise of independent judgment in carrying out their responsibilities as directors of the Company. In determining Ms. Adams’s independence, the Board considered Ms. Adams’s service on the Board of Directors and the Audit and Compensation Committees of MRC Global Inc., an NYSE-listed company from which we purchased products and services representing less than 1% of either Company’s revenues in 2019. In determining Mr. Westerman’s independence, the Board considered Mr. Westerman’s service on the Board of Directors of J-W Energy Company and J-W Power Company, which performs certain compression and related oilfield services to the Company representing less than 1% of either Company’s revenues in 2019.

Annual Board Self-Assessment Process

Board and Committee Evaluations

Director Performance Evaluations

How often did the Board of Directors meet in 2019?

The Board of Directors met 14 times in 2019. In addition to these meetings, the Board of Directors adopted resolutions by unanimous written consent. Each director attended at least 93% of the aggregate meetings of the Board of Directors and the meetings of the Committees on which he or she served.

Do our non-management directors meet separately without management?

Our non-management directors routinely meet in an executive session following each regularly scheduled meeting of the Board of Directors.

2020 PROXY STATEMENT 31

CORPORATE GOVERNANCE MATTERS AND COMMUNICATIONS WITH THE BOARD
How can I communicate with the Board of Directors?

Individuals may communicate with our Board of Directors or individual directors by writing to our General Counsel and Corporate Secretary, Patrick K. Craine, at Gulfport Energy Corporation, 3001 Quail Springs Parkway, Oklahoma City, Oklahoma 73134. Our General Counsel and Corporate Secretary will review all correspondence and forward our Board of Directors correspondence that, in the opinion of our General Counsel and Corporate Secretary, relates to the function of our Board of Directors or a Board Committee or otherwise requires their attention. Directors may review a log of all correspondence received by us and request copies. Concerns relating to accounting, internal control over financial reporting or auditing matters will be immediately brought to the attention of the chairman of the Audit Committee and handled in accordance with our Audit Committee’s procedures.

WILL directors attend the Annual Meeting?

Recognizing that director attendance at our Annual Meeting can provide our stockholders an opportunity to communicate with directors about issues affecting the Company, we actively encourage our directors to attend the Annual Meeting of Stockholders. All eight of our directors then serving attended the 2019 Annual Meeting in person or telephonically.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics designed to help directors and employees resolve ethical issues. Our Code of Business Conduct and Ethics applies to all directors and employees. Our Code of Business Conduct and Ethics covers various topics including, but not limited to, conflicts of interest, fair dealing, discrimination and harassment, confidentiality, compliance procedures and employee complaint procedures. Our Code of Business Conduct and Ethics, together with any amendments or waivers, is posted on our website at www.gulfportenergy.com under the “Investors – Corporate Governance” captions.

Bylaw Amendment for Stockholder Vote Standard

On May 29, 2020, the Board of Directors amended the Bylaws to permit our stockholders to amend the Bylaws by the affirmative vote of at least a majority of all outstanding shares of capital stock of the Company entitled to vote in the election of directors. As part of its commitment to best-in-class corporate governance, the Board of Directors regularly evaluates opportunities to improve the Company’s governance features. The Board of Directors determined, in light of evolving corporate governance practices, that it would be in the best interest of our stockholders to replace the supermajority vote standard required for stockholders to amend the Bylaws with a majority vote standard. The Board of Directors believes that adopting this majority standard will balance the opportunity for stockholders to participate meaningfully in the corporate governance of the Company with the desire to protect the interests of all stockholders from action that may only be in the interest of a small portion of stockholders.

Political Contribution Policy

Engagement in the political, legislative and regulatory process is important to the success of the Company. The Company has delegated compliance and oversight over this function to the Sustainability Committee and has adopted a political contributions and activity policy that sets forth the ways by which the Company and its employees may participate in the political, legislative and regulatory process. All political contributions and activities are subject to compliance with applicable laws.

Aircraft Use Policy

In February 2019, we adopted an aircraft use policy for aircraft chartered or owned by the Company. We restrict personal use of Company-owned or chartered aircraft by our executive officers and other employees, as well as by members of our Board of Directors. Our aircraft use policy requires that any personal use of Company-owned or chartered aircraft by any NEO be reported as a perquisite, based on the aggregate incremental value of such personal use. There was no personal use of Company-owned or chartered aircraft in 2019.

32 2020 PROXY STATEMENT

NOMINATING PROCESS FOR DIRECTORS, DIRECTOR QUALIFICATIONS AND REVIEW OF DIRECTOR NOMINEES

Director Qualifications

As provided by the Nominating and Corporate Governance Committee’s charter, our Nominating and Corporate Governance Committee identifies, investigates and recommends to our Board of Directors candidates with the goal of creating a balance of knowledge, experience and diversity. The Committee identifies candidates through the use of third-party search firms, as well as through the extensive networks of our directors and management team in the oil and natural gas industry.

It is our policy that potential directors should possess the highest personal and professional ethics, integrity and values and be committed to representing the interests of our stockholders. In addition to reviewing a candidate’s background and accomplishments, candidates are reviewed in the context of the current composition of our Board of Directors, the skills necessary to provide effective oversight in critical areas and the evolving needs of our business. It is the policy of our Board of Directors that, at all times, at least a majority of its members meets the standards of independence promulgated by the Nasdaq and the SEC and that all members reflect a range of talents, skills and expertise, particularly in the areas of accounting and finance, management, leadership and oil and gas-related industries sufficient to provide sound and prudent guidance with respect to our operations and the interests of our stockholders.

Board Diversity Policy

Our Nominating and Corporate Governance Committee is dedicated to diversity and adopted a Board Diversity Policy in November 2019. The policy requires that the Nominating and Corporate Governance Committee consider diversity in its evaluation of candidates for Board membership. Our Nominating and Corporate Governance Committee, in accordance with its charter, seeks to include diverse candidates in all director searches, taking into account diversity of gender, race, ethnicity, background, age, thought and tenure on our Board (in connection with the consideration of the renomination of an existing director), including by affirmatively instructing any search firm retained to assist the Nominating and Corporate Governance Committee in identifying director candidates to seek to include diverse candidates from traditional and nontraditional candidate groups. In accordance with its charter, our Nominating and Corporate Governance Committee periodically reviews and makes recommendations regarding the composition of the Board and the size of the Board.

We also require that the members of our Board of Directors be able to dedicate the time and resources sufficient to ensure the diligent performance of their duties on our behalf, including attending meetings of the Board of Directors and applicable Committee meetings. In accordance with its charter, our Nominating and Corporate Governance Committee periodically reviews the criteria for the selection of directors to serve on our Board and recommends any proposed changes to our Board of Directors for approval.

Nomination Process

Our Board of Directors will consider stockholder nominations for director candidates upon written submission of such recommendation to our General Counsel and Corporate Secretary along with, among other things, the nominee’s qualifications and certain biographical information regarding the nominee, such nominee’s written consent to serving as a director if elected and being named in the proxy or information statement and certain information regarding the status of the stockholder submitting the recommendation, all in the manner required by the Second Amended and Restated Bylaws of the Company (the “Bylaws”) and the applicable rules and regulations promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Following verification of the stockholder status of persons proposing candidates, recommendations will be aggregated and considered by our Board of Directors at a regularly scheduled or special Board meeting. If any materials are provided by a stockholder in connection with the nomination of a director candidate, such materials will be forwarded to our Board of Directors. See “Submission of Future Stockholder Proposals” below for additional detail regarding submitting director nominees.

Our Board of Directors may also review materials provided by professional search firms or other parties in connection with a nominee who is not proposed by a stockholder. In evaluating nominations, our Board of Directors will seek to achieve a balance of knowledge, experience and diversity on the Board. Our Board of Directors uses the same criteria for evaluating candidates nominated by stockholders as it does for those proposed by current Board members, professional search firms and other persons. After completing its evaluation, our Board of Directors approves the final slate of director nominees.

Our Nominating and Corporate Governance Committee approved the director nominees submitted for election at the Annual Meeting. Each nominee brings a strong and unique background and set of skills to our Board of Directors, giving our Board of Directors, as a whole, competence and experience in a variety of areas, including corporate governance and Board service, executive management, oil and natural gas industry, accounting and finance and risk assessment and management.

2020 PROXY STATEMENT 33

DIRECTOR LEADERSHIP STRUCTURE

Role of Chairman and Chief Executive Officer

The positions of Chairman of the Board and Chief Executive Officer are held by two different individuals, and the Chairman of the Board is a non-executive position elected from among the directors by the Board. Separating the positions of Chairman of the Board and Chief Executive Officer allows our Chief Executive Officer to focus on business development strategies as well as our day-to-day business and operations, while allowing our Chairman of the Board to lead the Board in its fundamental role of providing advice to and oversight of management. The Chairman of the Board provides leadership to our Board of Directors and works with the Board of Directors to define its structure and activities in the fulfillment of its responsibilities.

The duties of the non-executive Chairman of the Board include:

•        Presiding at meetings of our Board of Directors and stockholders;

•        Setting board agendas with the input from other members of the Board and our management;

•        Facilitating communications among and information flow to directors;

•        Calling special meetings of our Board of Directors and stockholders; and

•        Advising and counseling our Chief Executive Officer and other officers.

Our Board of Directors does not have a lead director.

Directors

We believe that our directors bring a broad range of leadership experience to the boardroom and regularly contribute to the thoughtful discussion involved in effectively overseeing the business and affairs of the Company. We believe that the atmosphere of our Board is collegial, that all Board members are well engaged in their responsibilities and that all Board members express their views and consider the opinions expressed by other directors. Seven out of eight director nominees are independent under the Nasdaq listing standards and SEC rules. We believe that all our independent directors have demonstrated leadership in business enterprises and are familiar with Board processes. Our independent directors are involved in the leadership structure of our Board by serving on our Audit, Nominating and Corporate Governance, Sustainability and Compensation Committees, comprised entirely of independent directors and each having an independent chairperson.

Committee Chairs

Specifically, our Audit Committee Chair oversees the accounting and financial reporting processes and compliance with legal and regulatory requirements. Our Compensation Committee Chair oversees our compensation policies and practices and their impact on risk and risk management. The Chair of our Sustainability Committee oversees our practices relating to health, safety and environmental protections, as well as social and governance matters. Our Nominating and Corporate Governance Committee Chair monitors matters related to Board and Committee composition, Board performance and best practices in corporate governance. As such, each Committee Chair provides independent leadership for purposes of many important functions delegated by our Board of Directors to such Committee.

34 2020 PROXY STATEMENT

BOARD OF DIRECTORS’ ROLE IN RISK OVERSIGHT

While our management team is responsible for the day-to-day management of risks, the Board of Directors has primary responsibility for risk oversight. Boards typically exercise this oversight during regular Board meetings, but our Board of Directors also maintains constant and open dialogue with management and reviews and monitors key processes. As a result, they are better able to respond to emerging risks and to influence our strategy to address those risks.

While our Board of Directors is ultimately responsible for risk oversight at the Company, our four Committees assist the Board in fulfilling its oversight responsibilities in the areas of risk below:

Committee	Risk Areas of Focus
Audit	• Financial Reporting • Internal Controls • Legal Compliance • Regulatory Compliance • Reserves Reporting • Risk Management
Compensation	• Compensation Policies • Executive Performance
Sustainability	• Environment • Public Health • Government Relations • Political Contributions
Nominating and Corporate Governance	• Board Organization • Membership • Structure • Succession Planning • Corporate Governance
2020 PROXY STATEMENT 35

EXECUTIVE OFFICERS

The following table sets forth the name, age, positions and business experience of each of our executive officers (other than David M. Wood, who also serves as a member of our Board and who is listed under “Election of Directors and Director Biographies”):

NAME	POSITIONS AND EXPERIENCE
Donnie Moore Age: 55

Executive Vice President, Chief Operating Officer since January 2018

Mr. Moore had also served as Interim Chief Executive Officer of the Company from October 29, 2018, the date our former Chief Executive Officer and President left the Company, to December 18, 2018, the date of the appointment of Mr. Wood as our new Chief Executive Officer and President. From 2007 until December 2017, Mr. Moore worked at Noble Energy, Inc. (“Noble”), an independent oil and gas exploration and production company, where he most recently served as Vice President of Noble’s Texas operations for its Eagle Ford and Delaware Basin assets. Prior to that, Mr. Moore held various leadership roles at Noble including Vice President of the Marcellus Business Unit, Manager for Operations of the Wattenberg/DJ Business Unit, Manager of Operations for the Gunflint discovery in the Deepwater Gulf of Mexico and Development Manager for Noble’s Mid-Continent and Gulf Coast positions. From 1989 until 2007, Mr. Moore served in a variety of roles with ARCO Oil and Gas Company, Vastar Resources, Inc. and BP America. Mr. Moore holds a Bachelor of Science degree in Petroleum Engineering from Louisiana Tech University.

Quentin Hicks Age: 45

Executive Vice President, Chief Financial Officer since August 2019

Prior to joining the Company, Mr. Hicks served as the Executive Vice President and Chief Financial Officer of Halcón Resources Corporation (“Halcón”), an independent energy company, a position he held since March 2019, having previously served as Executive Vice President, Finance, Capital Markets and Investor Relations of Halcón since January 2018. Prior to that, Mr. Hicks held various roles at Halcón focused primarily on finance and investor relations, starting in August 1, 2012. Prior to Halcón, Mr. Hicks worked for GeoResources Inc., where he served as Director of Acquisitions and Financial Planning from 2011 until GeoResources merged with Halcón in August 2012. From 2004 to 2011, he worked in investment banking with Bear Stearns, Sanders Morris Harris and most recently Madison Williams, where he was a Director in their energy investment banking practice. Prior to that, Mr. Hicks worked as Manager of Financial Reporting for Continental Airlines. Mr. Hicks began his career in 1998 working as an auditor for Ernst and Young LLP. Mr. Hicks graduated from Texas A&M University with a Bachelor of Business Administration and a Master of Science degree in Accounting. In addition, Mr. Hicks holds a Master of Business Administration degree in Finance from Vanderbilt University and holds a Certified Public Accountant license from the State of Texas.

Patrick Craine Age: 48

Executive Vice President, General Counsel and Corporate Secretary since May 2019

Mr. Craine has served as Executive Vice President, General Counsel and Corporate Secretary of the Company since May 2019. Mr. Craine has over 20 years of extensive senior-level experience handling a broad range of securities, corporate, regulatory, governance, compliance and litigation matters, with particular expertise in the energy industry. He joined Gulfport from Chesapeake Energy Corporation (NYSE: CHK) (“Chesapeake”), a hydrocarbon exploration company, where he served as Deputy General Counsel – Chief Risk and Compliance Officer from 2013 until 2019. Prior to joining Chesapeake, Mr. Craine was a partner with Bracewell LLP, a global law firm, where his practice focused on securities and corporate regulatory matters and investigations. Before Mr. Craine entered private practice, he served as a lawyer with the SEC and the Financial Industry Regulatory Authority, where he held leadership positions in their Oil and Gas Task Forces. Mr. Craine received his Bachelor of Arts degree, summa cum laude, Phi Beta Kappa, from Wabash College, and his Juris Doctorate, cum laude, from the Southern Methodist University Dedman School of Law.

Michael Sluiter Age: 47

Senior Vice President, Reservoir Engineer since December 2018

Mr. Sluiter joined the Company from Noble Energy, Inc., where he held various engineering positions from January 2012 to November 2018, including, most recently, as the Permian Basin Business Unit Manager. Mr. Sluiter has over 17 years of experience in unconventional resource development, reservoir engineering, subsurface development, business development and acquisitions, as well as leadership skills, which he developed at Noble Energy, Santos Australia and Santos USA. Mr. Sluiter began his career as a wireline field services engineer for Schlumberger in Thailand. Mr. Sluiter holds a Bachelor of Science degree in Chemical Engineering from the University of Sydney, Australia.

36 2020 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS
Letter from the Compensation Committee Chair

As members of Gulfport’s Compensation Committee, our goal is to create an executive compensation program that promotes long-term value creation for our stockholders, strikes the right balance of pay for performance, attracts and retains an exceptionally talented executive team and steers Gulfport’s leadership to meet ambitious goals without taking undue risk. This framework was of particular importance in fiscal year 2019, which was very much a transformative year for the Company, in light of changes made to both our senior management team and our Board. The Committee recognizes that as Gulfport continues to evolve, our executive compensation programs have been, and will continue to be, essential to our ongoing success through this period of meaningful change.

Our refreshed Compensation Committee brought new ideas and viewpoints. In 2019, we approved a number of changes to the composition of our leadership teams and Committees. As part of this refreshment, Mr. Morris assumed the role of Committee Chair, and Mr. Bledsoe joined the Committee as a new member in 2020. Over the past 12 months, we performed an in-depth review of the Company’s executive compensation plans which included an assessment of peer groups, total compensation philosophy, equity usage and appropriate incentive metrics and governance practices while reflecting on the feedback of our stockholders received during the course of our ongoing engagement efforts.

We implemented a number of changes and decisions to support the Company’s transformation. In fiscal year 2019, we:

•        Aligned CEO pay with industry benchmark peer group data for base, short-term and long-term incentives after reviewing median pay data for other similar positions provided by the independent consultant to the Board;

•        Introduced performance-based equity awards in the form of performance-based restricted stock units tied to RTSR, vesting over a three-year performance period, comprising 50% of all equity awards granted in 2019;

•        Provided more robust disclosure of our performance metrics and targets for both performance-based cash and equity awards;

•        Adopted formal stock ownership and retention guidelines to ensure our Board of Directors and executive officers own a stake in the Company that is sufficient to align their interests with their fellow stockholders; and

•        Introduced free cash flow and production per debt-adjusted share metrics into the annual incentive plan and replaced the qualitative strategic initiative metric with quantifiable health, safety and environmental targets.

We conducted a substantial stockholder outreach effort that included the Committee Chair and management. This effort involved meeting and having a robust dialog with stockholders representing over 67% of the Company’s outstanding common stock. We were glad to hear support for bringing in a talented group of executives as our refreshed management team, and for implementing specific changes to the program that would help further promote transparency and alignment. We remain committed to maintaining healthy and productive ongoing conversations with our stockholders as we guide Gulfport through our shared future and will continue to consider the different viewpoints of our stockholders as we discuss future enhancements to our compensation programs.

We believe that the changes in the development of our program follow the input we have heard and are the right steps to align our management team with our financial and strategic goals. We have the highest confidence in the skills and leadership of our new CEO and his entire Gulfport senior management team, and we look forward to continued execution of our business strategy.

Thank you for your confidence and investment in Gulfport Energy.

Respectfully submitted by the Compensation Committee,

Ben T. Morris, Chairman

Dated: May 27, 2020

2020 PROXY STATEMENT 37

COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis, or CD&A, explains the Compensation Committee’s compensation philosophy, summarizes our executive compensation programs and describes compensation decisions for Gulfport’s Chief Executive Officer, or CEO, Chief Financial Officer, or CFO, the next three highest paid executives for 2019 and two former executives who departed from the Company during 2019. These officers, known as our NEOs, are:

David M. Wood	Chief Executive Officer and President
Quentin R. Hicks	Executive Vice President, Chief Financial Officer
Donnie Moore	Executive Vice President, Chief Operating Officer
Patrick K. Craine	Executive Vice President, General Counsel and Corporate Secretary
Michael Sluiter	Senior Vice President of Reservoir Engineering
Keri Crowell	Former Chief Financial Officer
Stuart Maier	Former Senior Vice President of Geosciences
38 2020 PROXY STATEMENT

EXECUTIVE SUMMARY
Gulfport 2019 Business Performance Highlights

2019 was a challenging year for the oil and natural gas industry. Our ability to generate free cash flow despite a declining price environment was made possible by our strong commitment to capital discipline and the dedication and focus of our operations teams who worked to optimize efficiencies and improve our cost structure throughout the year. In addition, we continued to simplify our portfolio by divesting non-core assets and utilizing the proceeds to improve our balance sheet by executing on discounted bond repurchases, taking advantage of opportunities to retire debt on a heavily discounted basis.

Key accomplishments in 2019 included:

Strategic

•        Enhanced senior management team with hiring of a highly-qualified CFO and General Counsel and Corporate Secretary;

•        Completed non-core asset divestitures that generated ~$49 million in proceeds in 2019; closed additional non-core divestiture for $50 million in January 2020;

•        Reduced Company headcount by 13%, the majority of which was achieved through a voluntary program; and

•        Refreshed key finance and accounting, and control functions through several key management hires.

Financial

•        Generated free cash flow in a challenged commodity price environment;

•        Repurchased $190 million of bonds in the open market capturing $50 million discount;

•        Reduced general and administrative expense by 4% to $48 million from $50 million during 2018;

•        Ended 2019 with available borrowing of $636 million; further enhanced with $50 million non-core asset divestiture in January 2020; and

•        Significantly improved financial planning and analysis process to optimize performance.

Operational

•        Increased production 1% year-over-year while reducing capital expenditures by approximately 25% year-over-year;

•        Reduced our unit lease operating expense by 10% to $0.17 per Mcfe year-over-year; and

•        Reduced average SCOOP drilling days by 36% and Utica by 12% year-over-year.

Health, Safety & Environmental

•        Reduced reportable spills 38% year-over-year;

•        Reduced Total Recordable Incident Rate (combined employee and contractor) 36% year-over-year;

•        Reduced Loss Time Incident Rate (combined employee and contractor) 82% year-over-year; and

•        Reduced Preventable Motor Vehicle Accident (PMVA) rate 85% year-over-year by implementing numerous initiatives, including a safe driver training and recognition program.

Corporate Social Responsibility

•        Awarded approximately 30 educational and environmental grants through the Ohio Gulfport Energy Fund and the Oklahoma Gulfport Energy Fund during 2019;

•        Awarded grants for programs that improve the lives of more than 15,000 individuals in our operating counties in Ohio;

2020 PROXY STATEMENT 39

EXECUTIVE SUMMARY

•        Partnered with the Imagination Library in Ohio to provide books to more than 7,900 children in Belmont, Jefferson and Monroe Counties;

•        Provided educational grants through the Oklahoma Gulfport Energy Fund that will benefit more than 5,000 Oklahomans; and

•        Participated in a partnership with the American Heart Association and sponsorships with the American Red Cross, Big Brothers Big Sisters of Oklahoma, National Kidney Foundation, St. Jude and the United Way.

Key 2019 Executive Compensation Actions

In consideration of our long-term strategy and considering stockholder feedback following a robust program of engagement (see “Stockholder Engagement and Annual Say-on-Pay Advisory Vote” below), the Company took the following actions in 2019:

•        Enhanced the senior leadership team with the hiring of Patrick Craine as the General Counsel and Corporate Secretary in May 2019 and Quentin Hicks as Chief Financial Officer in August 2019;

•        Entered into employment agreements with our CEO, CFO, COO and General Counsel to evidence the terms and conditions of their employment, their compensation and severance benefits and their obligations to Gulfport during their employment and thereafter (e.g., confidentiality, non-solicitation, etc.);

•        Implemented key changes to the equity award structure in 2019:

•        (i) 50% of the equity awards granted to our NEOs consisting of performance-based restricted stock units, vesting over a three-year performance period, based on the Company’s achievement of targeted weighted average RTSR during the performance period and the executive’s continuous service through the last day of the performance period with target performance set at the 55th percentile of the peer group and a cap of 100% in case of negative absolute TSR; and

•        (ii) 50% of the equity awards granted to our NEOs will consist of time-vesting restricted stock units, vesting over a three-year period;

•        Adjusted annual performance bonus opportunities and long-term equity award targets to more closely align our executives’ financial interests with those of our stockholders and to continue to link a larger portion of such executives’ compensation to the performance of our stock and operational performance;

•        Modified metrics in the annual incentive plan to include financial metrics directly tied to the financial health of the Company and including specific and quantifiable health, safety and environmental metrics:

•        Added a Free Cash Flow metric to further align with long-term value creation, peer benchmarking and stockholder feedback; and

•        Evaluated annual incentive award achievement, resulting in a payout of 50% against preset, aggressive targets for 2019, and included achievement of predetermined HSE goals as measured against improvement on 2018 results;

•        Provided more robust disclosure of our performance metrics and targets for both performance-based cash and equity awards;

•        Adjusted the base salaries of our CEO and our COO to reflect competitive pay levels when compared to other median base pay levels for similar positions at peer firms. Mr. Wood’s base salary was set at $834,000 and Mr. Moore’s base salary was set at $505,000, which more accurately reflected base pay at the 50th percentile for the CEO and COO positions as compared to our compensation peer group. No other changes to our NEO’s base salaries were made during 2019; and

•        Adopted formal stock ownership guidelines to ensure our Board of Directors and executive officers own a stake in the Company that is sufficient to align their interests with their fellow stockholders.

The Compensation Committee will continue to consider the feedback from our stockholders when making compensation decisions for our NEOs.

40 2020 PROXY STATEMENT

EXECUTIVE SUMMARY
Practices We Follow
✓

Incentives Aligned with Shareholders.    All long-term incentives granted in 2019 were time or performance-based restricted stock awards, and the plan included a RTSR metric tied to share price further aligning management with stockholders.

✓

Majority of NEO pay is at-risk.    The majority of executive compensation is conditioned on achievement of pre-determined operational, capital efficiency and safety and environmental targets and a RTSR metric.

✓	Performance-based awards are prevalent. Beginning with 2019, 50% of all NEO equity awards granted were of performance-based equity awards, based on RTSR over a three-year performance period.
✓	Robust disclosure of our performance metrics and targets. We provide detailed disclosure of our performance metrics in our CD&A.
✓

Balanced approach to executive compensation.    We view the combination of long-term, short-term and equity and cash compensation, prioritizing long-term equity compensation and focusing on performance-based equity and cash compensation when analyzing total compensation plans.

✓	We believe long-term incentives should be long-term. We have three-year vesting for equity grants to our NEOs.
✓	Ownership guidelines. We adopted robust stock-ownership guidelines for directors and executive officers in 2019.
✓	Risk Management. We perform annual enterprise risk assessments to ensure our use of incentive metrics doesn’t add undue risk to the business.
✓	Clawback and recoupment processes. We have a Clawback policy that allows us to recover incentive compensation.
✓	Executive Compensation best practices. The Compensation Committee uses an independent compensation consulting firm to provide input into the executive compensation programs.
Practices We Prohibit
✗	Minimum bonuses or guarantees. The Company does not guarantee minimum bonuses and relies on target achievement to determine bonus payments.
✗	Single-trigger vesting of equity awards. The Company does not allow for single-trigger vesting of equity awards in connection with a change of control for any awards granted in 2019 and beyond.
✗	Providing tax gross-ups. No tax gross-ups are provided to NEOs.
✗	Hedging or pledging Gulfport Energy Stock. The Company does not allow hedging or pledging of Gulfport securities by our NEOs or directors.
✗	Liberal share recycling. We do not allow liberal share recycling in our stock incentive plan.
✗	Holding Gulfport Energy stock in a margin account. The Company does not allow securities to be held in a margin account by our NEOs or directors.
✗

Excessive perquisites or executive benefits plans.    No pension, supplemental executive retirement plan or other excessive perquisite plans are made available to our executive officers (except for our broad-based 401(k) plan and broad-based medical and insurance plans available to other non-NEOs).

✗

Repricing of Stock Options.    The Company has not granted stock options in 2019, currently has no plans to grant stock options in the future and would not reprice any outstanding stock options that might be outstanding.

2020 PROXY STATEMENT 41

EXECUTIVE SUMMARY
Compensation Aligned with Performance

The Compensation Committee believes that executive compensation should be designed around delivering competitive pay when performance targets are achieved. The majority of executive compensation should be at-risk and when business results exceed targets, executives should share in those rewards based on their efforts. If the Company does not achieve established performance metrics, the executive team should receive pay that reflects that lower achievement. We believe the pay for performance alignment is working as it should as our realized pay for 2019 was substantially lower than target pay levels due to not achieving all our targets as illustrated below:

CEO Compensation Aligned with Performance

The target total direct compensation of our NEOs is largely influenced by pay-at-risk or variable compensation, which ties the pay of the executive to the Company’s performance and share price. As illustrated below, the decline of the Company stock price, the achievement of some, but not all, of the Company’s performance targets established for the 2019 annual incentive plan and the longer-term nature of equity awards resulted in actual payments of about 25% of targeted compensation for 2019.

Components of Pay
	Base	Annual Incentives	Inducement	Long-Term Incentives(1)
Target Compensation	Annualized 2019 salary	Target annual incentive opportunity	Target value of inducement award	Grant date value of restricted stock and performance-based restricted stock units granted during the year
Realizable Compensation	Actual salary paid	Actual incentive paid	Market value of shares as of December 31, 2019	Market value of restricted stock and performance-based restricted stock units granted during 2019 as of December 31, 2019
Realized Compensation	Actual salary paid	Actual incentive paid	Value realized upon vesting during 2019	Value realized upon vesting of restricted stock and restricted stock units during 2019

(1)  The value of Long-Term Incentives represents any shares that actually vested in February of 2020 as though they actually vested on December 31, 2019, as Mr. Wood had no equity awards eligible for vesting during 2019.
42 2020 PROXY STATEMENT

EXECUTIVE SUMMARY
Stockholder Engagement and Annual Say-On-Pay Advisory Vote

The Compensation Committee is committed to engaging with our stockholders and learning their expectations for executive compensation, corporate governance and safety, environmental and other social responsibility issues at Gulfport Energy. The 2019 Say-on-Pay vote was quite favorable with 97% percent of votes cast by stockholders approving the executive compensation programs. Based on the results of the Company’s last advisory vote on the frequency of future Say-on-Pay votes at the Company, also known as a say on frequency vote, the Company will continue to hold annual Say-On-Pay votes until the Company’s next say on frequency vote in 2023.

Since the 2019 Annual Meeting, the Company had discussions with various stockholders that represented approximately 67% of shares outstanding. Through these conversations, our stockholders emphasized their expectation that management should be focused on driving results that deliver stockholder value. Specifically, our stockholders expressed the need to focus on actions that increase share price, address balance sheet concerns and rationalize production and capital spend in a weaker commodity price environment. Our stockholders were pleased to see an increase of equity compensation at-risk through the introduction of RTSR performance-based restricted stock units. They agree that executives should not be paid at target levels unless financial targets were achieved and expressed a desire to see specific and measurable targets for the year in a clear and concise way. We also heard that our stockholders want to see that our management team is aligned with stockholders by owning a meaningful amount of the Company’s shares. In addition, an increasing number of stockholders showed renewed interest in Gulfport’s environmental, social, and governance practices.

After carefully considering input from stockholders, the Company took the following actions in 2019:

•        Introduced performance-based equity awards in the form of performance-based restricted stock units tied to RTSR, vesting over a three-year performance period, comprising 50% of all equity awards granted to NEOs in August 2019;

•        Adjusted annual performance bonuses opportunities and long-term equity award targets to more closely align our executives’ financial interests with those of our stockholders and to continue to link a larger portion of executives’ compensation to our operational and share price performance;

•        Provided more robust disclosure of our performance metrics and targets for both performance-based cash and equity awards;

•        Modified metrics in the annual incentive plan to include financial metrics directly tied to the financial health of the Company and including specific and quantifiable health, safety and environmental metrics; and

•        Adopted formal stock ownership guidelines to ensure our Board of Directors and executive officers own a stake in the Company that is sufficient to align their interests with their fellow stockholders.

The Compensation Committee will continue to consider the feedback from our stockholders when making compensation decisions for our NEOs.

2020 PROXY STATEMENT 43

EXECUTIVE SUMMARY
EXECUTIVE COMPENSATION PHILOSOPHY AND COMPONENTS

Philosophy and Objectives

Our executive compensation philosophy is guided by the following objectives:

EXECUTIVE COMPENSATION
Alignment with Stockholder Interests

By providing the majority of compensation in long-term equity awards, stressing pay for performance, managing dilution to our stockholders and encouraging an ownership culture, we aim to align the interests of our executives with those of our stockholders.

Pay for Performance

The Company is focused on rewarding performance by creating incentive awards based on achievement of pre-set targets and performance factors. A significant portion of our NEOs’ compensation is delivered in long-term incentives, making our NEOs’ realized total direct compensation heavily dependent upon Company performance and stock price.

Competitive Compensation

The Company believes it is imperative to maintain compensation programs competitive with our peer group to attract, retain and motivate executives and our future leaders in a way that is in line with the compensation of executive positions at similar companies.

Our executive compensation programs play an important role in helping us achieve our business objectives and effectively reward executive officers for our Company’s annual and long-term performance and individual contributions to performance.

Overview of NEO Total Direct Compensation Components for Fiscal Year 2019

Pay Element	Vehicle	Philosophy
Long-Term Incentives	• Performance Shares (RTSR for 2019)

•   3-yr cliff-vested shares that are measured on the cumulative stockholder return relative to the compensation peer group for the same 3-yr period. If RTSR performance exceeds the peer group, the executive is rewarded for that incremental performance. If the TSR performance does not meet the relative performance of the peer group, the executive receives either no award or a reduced reward based on the percentile ranking of the Company’s RTSR.

• Time-Vesting Restricted Shares

•   Time-Vesting Restricted share grants that vest in equal installments over 3 years. If the executive remains with the Company, the executive experiences either increased or decreased pay levels based on the performance of the stock price as the executive is fully aligned with the return of the Company’s stock.

Short-Term Incentive	• Annual incentive opportunity to earn a percentage of base pay on annual operating objectives

•   Provides incentive opportunities that are aligned with approximately the median opportunity of our peer group when targets are achieved. When targets are exceeded, the executive should be rewarded for their efforts with pay that exceeds the median of the peer group. When targets are not achieved, the executive should earn pay levels below the median of the peer group.

Base Pay	• Base Pay rates that are reviewed annually and subject to Compensation Committee recommendations

•   Provide fixed salaries that are competitive at approximately the median of the peer group. Base pay should allow the Company to provide market competitive pay for the primary duties associated with the role of the executive.

Benefits	• Health, Dental and Vision Insurance available to all employees. 401K program, vacation policy and disability plans to provide income replacement due to long-term or short-term illness	• Provide core health, welfare and retirement savings plans for executives. Provide with substantially the same programs for all employees with minimal executive perquisites.
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EXECUTIVE SUMMARY

As part of our compensation philosophy, the Compensation Committee places a significant portion of NEO pay at risk, with the largest single component of pay in the form of long-term equity awards, which for 2019 is equally divided between performance-based and time-vesting equity awards vesting over a three-year period.

Emphasis on At-Risk Variable Compensation

Equity grant excludes one-time grant of inducement awards.

Determining our Executive Compensation

Benchmarking Against Our Compensation Peer Group

Gulfport utilizes a peer group of companies, or the Compensation Peer Group, as a reference point when establishing both compensation levels for executives as well as program structures, to achieve competitiveness in the market.

2019 Compensation Peer Group

The Compensation Committee directed its independent compensation consultant to conduct a thorough review of the Compensation Peer Group for 2019. It was decided after that review that significant changes were needed to properly position the peer group against similarly situated companies. Some of the companies were removed following mergers or acquisitions that left the surviving company as either not publicly traded or no longer a suitable peer. The companies added to the 2019 Compensation Peer Group reflected a peer group of North American, onshore exploration and production companies that compete with Gulfport Energy for people, resources and investments and are appropriate comparators given factors such as market capitalization, revenue, production and oil and gas mix.

2020 PROXY STATEMENT 45

EXECUTIVE SUMMARY

The revision of the Compensation Peer Group resulted in relative alignment of Gulfport’s key metrics at the time the peer group was established, as follows: 2019 Projected Revenue=55%; Market Cap=38%; Enterprise Value=49% and Commodity Mix=21%. This represents, on average, Gulfport’s close alignment to the median of the 2019 Compensation Peer Group. The table below shows companies removed or added as peers to formulate the final 2019 Compensation Peer Group:

Removed for 2019	Added for 2019	2019 Compensation Peer Group
Cimarex Energy Co. Energen Corporation Newfield Exploration Company Oasis Petroleum Inc. Rice Energy Whiting Petroleum Corporation WPX Energy, Inc.

Berry Petroleum Corporation

Carrizo Oil & Gas, Inc.

Chaparral Energy, Inc.

Chesapeake Energy Corporation

Comstock Resources, Inc.

Eclipse Resources Corporation

EQT Corporation

Extraction Oil and Gas, Inc.

Magnolia Oil and Gas Corporation

Matador Resources Company

Roan Resources, Inc.

SRC Energy Inc.

Antero Resources Corporation

Berry Petroleum Corporation

Cabot Oil & Gas, Inc.

Carrizo Oil & Gas, Inc.

Chaparral Energy, Inc.

Chesapeake Energy Corporation

CNX Resources Corporation

Comstock Resources, Inc.

Eclipse Resources Corporation

EQT Corporation

Extraction Oil and Gas, Inc.

Laredo Petroleum, Inc.

Magnolia Oil and Gas Corporation

Matador Resources Company

PDC Energy, Inc.

QEP Resources, Inc.

Range Resources Corporation

Roan Resources, Inc.

SM Energy Company

Southwestern Energy Company

SRC Energy Inc.

PROCESS FOR DETERMINING EXECUTIVE COMPENSATION

The Compensation Committee of our Board of Directors oversees our compensation programs for executive officers and all employees. During 2019, the Compensation Committee was comprised of Deborah G. Adams, Craig Groeschel, David L. Houston, Ben T. Morris, Scott Streller and Paul D. Westerman, all of whom are independent directors.

The Role of Our Compensation Committee

The Compensation Committee generally reviews and typically makes its decisions regarding the annual compensation of our NEOs at its regular meetings in the first quarter of each year. These decisions include:

•        Certifying annual performance-based incentive awards;

•        Establishing target incentive opportunities and applicable performance objectives for the current year’s annual incentive awards;

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EXECUTIVE SUMMARY

•        Approving adjustments to base salary, annual incentive levels and long-term incentive levels; and

•        Granting long-term incentive awards and determining the types of awards for the current year.

The Compensation Committee may also adjust compensation as necessary at other times during the year, such as in the case of promotions, other changes in employment status and significant corporate events, as well as to reflect changing market conditions or for other competitive purposes.

In making its decisions, the Compensation Committee assesses each NEO’s impact during the year and overall value to Gulfport, specifically considering the NEO’s contribution to the growth of Gulfport’s value, operational and financial performance, performance in the NEO’s primary area of responsibility, impact on strategic initiatives, recommendations of our independent compensation consultant, the NEO’s role and trajectory in succession planning and development, recommendations from our CEO with respect to our other NEOs and other intangible qualities that contribute to corporate and individual success.

The Role of our CEO

The Compensation Committee evaluates our CEO based on the Company’s performance metrics, leadership roles as a member of the Board and our lead representative to the investment community and other criteria. The total compensation package is ultimately determined by the Compensation Committee, based upon its evaluation and input from our independent compensation consultant. Our CEO’s compensation ultimately reflects Gulfport’s performance, personal performance, competitive industry practices and the terms of our employment arrangement.

Each year, our CEO evaluates each of the other NEOs and makes compensation recommendations to the Compensation Committee. In developing recommendations, the CEO considers the recommendations of the Compensation Committee’s independent compensation consultant, as well as each NEO’s performance against the Company performance metrics and contribution to Gulfport’s performance. The independent compensation consultant reviews and provides comments to the Compensation Committee based on our CEO’s recommendation with respect to our NEOs, other than our CEO. Our CEO does not participate in deliberations or decisions concerning his own compensation.

The Role of the Compensation Consultants

The Compensation Committee has retained Pearl Meyer as its independent compensation consultant. For 2019, Pearl Meyer assisted the Compensation Committee in developing a competitive total compensation program that is consistent with our philosophy of goal-oriented pay for performance. This allows us to attract, retain and motivate talented executives. Pearl Meyer’s services included providing an annual analysis of the compensation of our top executive officers and their counterparts at peer companies, as well as the peer group review described above. The analysis compares each element of compensation and total direct compensation awarded by Gulfport and our peers. In addition, Pearl Meyer helped the Compensation Committee consider the allocation between annual incentive and long-term equity-based compensation and between the types of long-term equity-based incentive awards. Pearl Meyer also provided support with regulatory and other considerations that affect compensation programs generally, as requested by the Compensation Committee, as well as assistance in preparation of the CD&A.

During early 2019, Pearl Meyer provided input to the Compensation Committee with respect to the executive compensation program design for 2019, the metrics and targets under the Company’s annual incentive plan for 2019 and considerations relevant to the Compensation Committee’s 2019 compensation decisions.

Pearl Meyer reported exclusively to the Compensation Committee. The Compensation Committee reviewed the independence of Pearl Meyer and determined that there were no conflicts of interest as a result of the Compensation Committee’s engagement of such consultant.

The Compensation Committee evaluates the independence of its compensation consultant(s) on an ongoing basis.

During 2019, management engaged Frederic W. Cook & Co., Inc., or FW Cook, to serve as management’s outside compensation consultant, who provided market data and other information to management in connection with the design of the Company’s executive compensation program for 2019, including a review of base salary, total cash compensation and total direct compensation levels for the Chief Executive Officer and other senior executives. Certain of the market data and other information provided by FW Cook was also made available to the Compensation Committee and Pearl Meyer.

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EXECUTIVE SUMMARY
2019 COMPENSATION PROGRAM DESCRIPTION

Base Salary

The Compensation Committee engaged Pearl Meyer to review the overall competitiveness of our executive compensation programs for 2019, with continued focus on ensuring the alignment of management compensation with performance and the achievement of Gulfport’s long-term strategic goals. The Compensation Committee reviews executive officer base salaries on an annual basis, with a goal of providing market competitive, fixed cash compensation. The Compensation Committee assesses comparable salary information provided by its independent compensation consultant as one factor when determining the base pay for NEOs.

Other factors the Compensation Committee considers in determining base pay for each of the NEOs are: the executive officer’s responsibilities, experience, leadership, potential future contribution and demonstrated individual performance. The relative weighting of these factors varies by executive depending on his or her position and responsibilities. In August 2019, the base salaries of our CEO and COO were adjusted to reflect competitive pay levels when compared to other similar positions after reviewing median base pay levels at our Company’s selected peer group firms. As reflected in the employment agreements for Mr. Wood and Mr. Moore, which were entered into effective August 1, 2019, Mr. Wood’s base salary was set at $834,000, and Mr. Moore’s base salary was set at $505,000, which more accurately reflected base pay at the 50th percentile for the CEO and COO positions as compared to our compensation peer group. Mr. Hicks’ base salary was set at $425,000 in his employment agreement entered into on August 9, 2019. Mr. Craine’s base salary was set at $435,000 upon his hire date of May 20, 2019. No other changes were made to NEOs’ base salaries during 2019.

Annual Incentive Awards

The Compensation Committee established a performance-based annual incentive program for 2019 that tied our executives’ compensation directly to pre-established performance metrics. Targeted annual incentive award levels were based on market information supplied by the independent compensation consultant. Individual awards may be decreased at the discretion of the Compensation Committee based on overall corporate performance for the year and other considerations.

2019 Annual Incentive Bonus Metrics

In 2019, the Compensation Committee continued to incentivize our executives to increase Gulfport’s value through our pay for performance Annual Incentive Plan. This Annual Incentive Plan aligns our executives’ interests with those of our stockholders by making the executive compensation heavily dependent on increasing Gulfport’s operational and financial performance, as well as rewarding our executives for executing the Company’s long-term strategic goals, including in the areas of health, safety and environmental responsibility. The Compensation Committee, after carefully reviewing the operational plan and commodity pricing forecast for 2019, established performance targets as described below in the first quarter of 2019.

To achieve these objectives, the Compensation Committee, consistent with market practices, identified critical performance metrics that are based on objective criteria, including total stockholder return relative to the Company’s peer group for 2019 and stimulating appropriate levels of growth versus capital efficiencies, and established a set of balanced metrics discussed below and assigned weights that it deemed appropriate to each such metric. In setting these metrics and assigning weights, the Compensation Committee carefully considered each of these metrics’ impact on our business, profitability, production and stockholder return, as well as our desire to balance operational, financial and stockholder return targets with the goal to execute on our strategic goals and continue to improve our safety and environmental record, including the following specific considerations:

•        Free Cash Flow Metric (35%).    This metric is a strong measure of our Company’s health as it improves ability for future investment and is aligned with Company strategy and investor expectations. We define free cash flow as cash flow from operating activities before changes in operating assets and liabilities less capital expenditures incurred. This metric was integrated into the 2019 annual incentive bonus plan in direct response to our stockholders’ feedback.

•        Return on Average Capital Employed Metric (20%).    This metric is a strong capital efficiency measure which measures the Company’s balance sheet health through two core metrics of debt and profitability and is aligned with investor expectations.

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EXECUTIVE SUMMARY

•        Cash Flow Margin (Adjusted EBITDA per MCFE) Metric (20%).    This metric is a good indicator of operating efficiency and profitability and is aligned with investor expectations. We define this measure as EBITDA less non-cash derivative change in fair value, litigation settlement, insurance proceeds, rig terminations fees, restructuring costs, gain on debt extinguishment, non-recurring general and administrative expenses and loss from equity method investments divided by our total production on an MCFE basis.

•        Production Per Debt Adjusted Share Metric (15%).    This metric motivates maintenance of balance sheet strength while pursuing growth, keeps the incentive plan from rewarding growth at all costs and is aligned with Company strategy and investor expectations. This metric is measured on a per debt adjusted share basis, calculated as outstanding debt at year-end divided by share price plus total shares outstanding.

•        Health, Safety and Environmental (10%).    This metric is focused on balancing our operational targets with our commitment to continue improving in the areas of environmental responsibility, motor vehicle safety and other health and safety initiatives.

The 2019 annual incentive thresholds, targets and maximums set by the Compensation Committee were based on predetermined financial and key performance measures determined in the first quarter of 2019. The Compensation Committee reviewed financial results, as disclosed below, and key performance indicators and approved 2019 payout results based on those achievements which resulted in an overall payout of 50% of target awards. Below is a summary of results for 2019.

2019 STI Metrics

	Weighting	Threshold	Target	Maximum	2019 Actual	2019 Payout
Free Cash Flow	35%	$90	$100	$120	$38	0%
Return on Average Capital Employed (ROACE)	20%	10%	12%	14%	6%	0%
Cash Flow Margin (Adj. EBITDA per Mcfe)	20%	$1.63	$1.67	$1.74	$1.63	10%
Production per Debt Adjusted Share (MCFE/share)	15%	3.56	3.62	3.72	4.28	30%
Health, Safety & Environmental	10%		Qualitative			10%(1)
Total Achievement Payout						50%

(1)  Based on 36% decrease in Total Recordable Incident Rate year-over-year, 82% decrease in loss-time injuries year-over-year, 38% reduction in reportable spills year-over-year, and 85% reduction in preventable motor vehicle accidents year-over-year.

2019 Target Annual Incentive Opportunities and Actual Annual Incentive Payments

The Compensation Committee established the target annual incentive opportunity for each of the NEOs, taking into consideration the terms of any applicable employment agreement, and approved the following payments based on the Company’s 2019 performance as described above.

Name	Target Annual Incentive (as % of Base Salary)	Target Annual Incentive	Actual Annual Incentive (as % of Target Annual Incentive)	2019 Payment
David M. Wood	125%	$1,042,500	50%	$521,250
Quentin R. Hicks(1)	90%	$ 382,500	50%	$ 66,406
Donnie Moore	100%	$ 505,000	50%	$252,500
Patrick K. Craine(1)	90%	$ 391,500	50%	$120,169
Michael Sluiter	60%	$ 216,000	50%	$108,000
Keri Crowell(2)	80%	$ 289,840	50%	$ —
Stuart Maier(2)	80%	$ 331,200	50%	$ —

(1)  Mr. Hicks’ and Mr. Craine’s annual incentive payments were pro-rated based on their hire dates.

(2)   Ms. Crowell and Mr. Maier terminated employment with the Company during 2019, and did not receive an annual incentive payment for 2019.

2020 PROXY STATEMENT 49

EXECUTIVE SUMMARY

Inducement/Sign-On Bonus

Pursuant to Mr. Hicks’ employment agreement, Mr. Hicks received a one-time $150,000 cash inducement bonus when he joined the Company. Additionally, Mr. Craine received a sign-on bonus of $50,000 and Mr. Sluiter received a sign-on bonus of $150,000 in 2019.

Long-Term Incentive Awards

Each year we grant our NEOs long-term incentive awards, that have historically consisted of equity-based awards. The Compensation Committee determines the amount of these awards, as well as the mix of equity vehicles. The objectives of our long-term incentive plan are to: (i) create significant alignment between the interests of our NEOs and our stockholders; (ii) attract and retain the services of critical talent; and (iii) focus our executives on our sustained growth and financial success.

Subsequent Events

Pursuant to our Current Report on Form 8-K, filed with the SEC on March 17, 2020, Gulfport approved a new form of incentive plan which allows for the grant of cash awards in 2020 and thereafter, in each case, subject to the achievement of one or more performance goals or service-based compensation conditions.

DETERMINING AWARD STRUCTURE AND SETTING THE TARGET AWARD OPPORTUNITY

The Compensation Committee reviewed market values with respect to the annual long-term incentive awards granted to similarly situated executives at the Compensation Peer Group companies as well as executive compensation data provided by Pearl Meyer and FW Cook when determining the appropriate value of awards to grant for 2019. The Compensation Committee targeted long-term equity-based incentive opportunity at approximately the median of the Compensation Peer Group. Awards were made after the financial results for the most recently completed fiscal quarter had been reported. The Compensation Committee had an opportunity to evaluate the Company’s operating results for 2018 and at the same time the Company was making its major compensation decisions for 2019.

For 2019, in response to our stockholders’ feedback, the Compensation Committee determined that for our NEOs: (i) 50% of the equity awards will consist of performance-based restricted stock units, vesting over a three-year performance period, based on the Company’s achievement of targeted weighted average RTSR in comparison to the peer group during the performance period and the executive’s continuous service through the last day of the performance period, and (ii) 50% of the equity awards will consist of time-vesting restricted stock units, vesting over a three-year period commencing on the one-year anniversary of the grant. TSR for a company is its average fair market value for the 20-trading days at the end of the performance period, minus its average fair market value for the 20-trading days ending on the first day of the performance period, plus dividends paid per share of common stock during the performance period, divided by the fair market value on the first day of the performance period. The RTSR generally requires the Company’s TSR to be ranked at the 55th percentile of the peer group to result in target payout of 100% and any payout is capped at 100% if absolute TSR is negative over the measurement period.

The Compensation Committee considers the grant date fair value of the long-term incentive package, the package’s potential dilutive effect on our outstanding shares of common stock and the number of shares available for grant under the 2019 Amended and Restated Stock Incentive Plan (“the Plan”) in determining the aggregate number of shares to be awarded as individual long-term incentive awards for our executives. The Compensation Committee evaluates stockholder dilution based on equity compensation “burn rates,” which refers to a measure of the speed at which companies use (or burn) shares available for grant in their equity compensation plans compared to the total amount of the Company’s outstanding common stock. In determining the appropriate long-term incentive awards to grant NEOs other than the CEO, the Compensation Committee considers the recommendations of the CEO. In 2019, we provided long-term incentive awards for our NEOs at target levels that, on average, were aligned with the 50th percentile of our Compensation Peer Group, depending on their respective targeted total direct compensation. Mr. Wood, who joined us as our Chief Executive Officer and President on December 18, 2018, received his long-term incentive awards in February of 2019, as discussed in more detail under “Compensation Arrangement with Our Chief Executive Officer.” In determining the equity awards to be granted to Mr. Wood in connection with his employment, the Compensation Committee considered the total compensation of top executives at the companies in the 2019 Compensation Peer Group, Mr. Wood’s extensive experience as an executive and director in public oil and gas companies and the competitive hiring environment for top executives.

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EXECUTIVE SUMMARY

2019 Long-Term Incentive Awards – Introduced Performance-Based LTI Awards

The Compensation Committee has determined equity awards granted to our NEOs in 2019 would be equally divided between performance-based restricted stock units tied to RTSR, vesting at the end of a three-year cumulative performance period as compared to the 2019 Compensation Peer Group, and time-vesting restricted stock units, vesting ratably over a three-year period.

For the performance-based restricted stock units, the Compensation Committee selected the RTSR performance measure because it believes executive pay under a long-term, capital accumulation program such as this should mirror our long-term performance in stockholder return as compared to other public companies in our industry. Payments pursuant to the performance-based restricted stock units will be made in Company stock.

From 0% to 200% of the target award will be paid out following a three-year performance period (January 1, 2019 to December 31, 2021) based upon the Company’s TSR relative to the TSR of companies in our 2019 Compensation Peer Group; provided that the grantee must remain in continuous employment with the Company through December 31, 2021. Based on the Company’s RTSR rank among the 2019 Compensation Peer Group for the performance period, a grantee will receive a payout equal to a percentage of the target award determined by the Company’s percentile rank as follows:

Long-Term Incentive Payout Percentages
The Company’s Percentile Rank	Payout Percentage of Target Award
80th or higher	200%
55th	100%
30th	50%
Less than 30th	0%

For percentile ranks falling between the 30th and 55th percentile or between the 55th and the 80th percentile of the 2019 Compensation Peer Group, the payout percentage of the target award will be linearly interpolated based on the actual percentile ranking of the Company in relation to the payout levels. If the Company’s absolute TSR is negative, the payout percentage will be limited to a maximum of 100% of the target award.

While any payout for the performance-based restricted stock units would occur after the performance period (2019-2021) and would be based on the RTSR of Gulfport Energy stock, the period-to-date performance is below the threshold performance goal and would not result in any payout at this time.

Equity Awards – Performance-based Restricted Stock Units/Time-vesting Restricted Stock Units

Payments with respect to performance-based restricted stock unit awards (PSUs) are only earned if performance measurements are achieved and the individual continues to be employed at the end of the performance period. Payments with respect to time-vesting restricted stock unit awards (RSUs) are only earned if the individual continues to be employed by us on each applicable vesting date of the award. The following table provides each NEO’s annual target equity award and the total number of performance-based and time-vesting restricted stock unit awards provided to each NEO in August 2019 as part of the annual compensation review process, after giving consideration to their respective targeted total direct compensation and, for Mr. Wood, in accordance with the terms of his appointment.

Named Executive Officer	2019 LTI Award (RSUs)	2019 LTI Award (PSUs)
David M. Wood(1)	350,610	228,659
Quentin Hicks(2)	—	—
Donnie Moore	242,742	242,742
Patrick K. Craine(3)	212,265	140,323
Michael Sluiter(4)	236,122	116,129
Keri Crowell	—	—
Stuart Maier(5)	112,742	112,742

(1)   On February 26, 2019, in accordance with the terms of his appointment and his offer letter, Mr. Wood was granted an award of 121,951 time-vesting restricted stock units granted under the Plan, with a value of $1,000,000 determined based on the closing price per share of

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EXECUTIVE SUMMARY

our common stock on The Nasdaq Global Market on February 25, 2019. In addition, he received a grant of 228,659 time-vesting restricted stock units that will vest annually in three approximately equal installments beginning February 26, 2020 and 228,659 performance-based restricted stock units that will vest based on performance and continued service over a three-year period, in accordance with the plan.

(2)   Mr. Hicks, who was appointed as our Executive Vice President, Chief Financial Officer on August 26, 2019, did not receive any equity awards in 2019.

(3)   Mr. Craine, who joined the Company as Executive Vice President, General Counsel and Corporate Secretary, effective May 20, 2019, was granted an inducement award of 71,942 restricted stock units under the Plan, with a value of $386,329, determined based on the closing price per share of common stock on the Nasdaq Global Market on June 6, 2019. In addition, he received a grant of 140,323 time-vesting restricted stock units that will vest annually in three approximately equal installments beginning August 6, 2020 and 140,323 performance-based restricted stock units that will vest based on performance and continued service over a three-year period, in accordance with the plan.

(4)   Mr. Sluiter, who joined the Company as Senior Vice President of Reservoir Engineering, effective December 3, 2018, was granted an inducement award of 119,993 restricted stock units under the Plan, with a value of $983,943, determined based on the closing price per share of common stock on the Nasdaq Global Market on February 25, 2019. In addition, he received a grant of 116,129 time-vesting restricted stock units that will vest annually in three approximately equal installments beginning August 6, 2020 and 116,129 performance-based restricted stock units that will vest based on performance and continued service over a three-year period, in accordance with the plan.

(5)   Mr. Maier separated from the Company as Senior Vice President of Geosciences, effective December 20, 2019. All unvested stock units were forfeited in connection with Mr. Maier’s departure in December 2019.

COMPENSATION POLICIES AND PRACTICES

Compensation Risk Management

The Compensation Committee reviews the risks and rewards associated with our compensation policies and programs. We believe that our policies and programs encourage and reward prudent business judgment, encourage short-term stockholder value creation, and prioritize long-term growth by discouraging excessive risk taking. With respect to specific elements of compensation:

•        Integrated Approach – Our programs balance short- and long-term incentives for our executive officers by providing an appropriate mix of fixed, performance-based, discretionary and equity compensation, with the goal of creating both short- and long-term stockholder value.

•        Attract Top Talent – Annual base salaries for our NEOs do not encourage excessive risk-taking as they are fixed amounts that are subject to discretionary increases by our Compensation Committee that may be based on, among other factors, annual performance evaluations. We believe that annual base salaries are set at reasonable levels, as compared to the base salaries of similarly-situated individuals at our peer group companies, and therefore do not negate the effect of other compensation elements that encourage long-term service, growth and performance that may increase stockholder value.

•        Support Business Objectives and Strategic Goals – Our annual incentive awards are determined based on Company and individual performance measures, both operational and strategic, which mitigate excessive risk-taking that could produce unsustainable gains in one area of performance at the expense of our overall long-term interests. The Company’s goals are designed to ensure a proper balance between stock performance, operational measures, financial goals and strategic goals. In addition, the Compensation Committee sets performance goals that it believes are reasonable considering our past performance, then-current business projections and market conditions.

•        Pay for Performance – The Compensation Committee believes that performance-based equity awards tied to RTSR and cash compensation, with meaningful performance targets, such as those under the Annual Incentive Plan, will further align our executives’ interests with those of our stockholders, will motivate our executives to contribute to the Company’s growth and profitability and will link a larger portion of our executives’ compensation to the performance of the Company.

•        Maximize Stockholder Value – Our annual incentive awards are subject to maximum payout caps that limit the amount an executive may earn on inputs for certain of our operational measures.

•        Create Ownership Culture – Performance-based and time-vesting restricted stock unit awards, in each case, vesting over a three-year period, granted to our executive officers, as well as the implementation of robust stock ownership guidelines for our executive officers and non-employee directors, promote stock ownership culture and ensure that our executives and directors have a continuing stake in the long-term success of the Company. We believe that our

52 2020 PROXY STATEMENT

EXECUTIVE SUMMARY

long-term equity awards to our executive officers discourage excessive risk taking, as they are equally balanced between performance-based and time-vesting awards and moderates the risk that may otherwise exist if equity awards were to vest based strictly on achieving certain targets.

Based on the foregoing, the Compensation Committee believes that the Company utilizes compensation policies and programs such that there are no risks that are reasonably likely to have a material adverse impact on the Company.

Clawback Provisions

Under the Sarbanes-Oxley Act of 2002, incentive compensation received by our Chief Executive Officer and Chief Financial Officer may be subject to clawback in the event of a restatement of our financial statements. Under our 2019 Amended and Restated Stock Incentive Plan, each award pursuant to that plan is conditioned on repayment or forfeiture in accordance with applicable laws, our Company policies and any relevant provisions in the related award agreements. Further, under the terms of our employment agreements effective as of January 1, 2017, with Ms. Crowell and Mr. Maier, August 1, 2019, with Messrs. Wood, Moore, and Craine, and August 9, 2019 with Mr. Hicks (the “Employment Agreements”), any equity awards granted, any proceeds of any equity awards that previously have been sold, transferred or otherwise disposed of, and any annual incentive award will be subject to clawback by us, now or in the future, under the Dodd-Frank Act and the Sarbanes-Oxley Act, each as amended, and their rules, regulations and binding, published guidance.

Stock Ownership Guidelines for Executive Officers

We believe it is important for our executive officers to align their financial interests with those of our stockholders. Accordingly, effective January 1, 2019, our Board of Directors adopted a formal stock ownership policy that requires our CEO to achieve a stock ownership level equal to the value of common stock that is five times the value of his annual base salary within five years of the effective date of such stock ownership policy. The Compensation Committee also designated our other executive officers that are subject to Section 16 reporting obligations under the Exchange Act, to be subject to the stock ownership policy. The stock ownership level for our other NEOs and Section 16 officers is three times the value of their respective annual base salaries to be achieved within five years of the effective date of our stock ownership policy. None of our executive officers have been in their position long enough to be required to meet the minimum stock ownership guidelines, however all are on track to do so within the prescribed timeframe, either through expected grants or open market purchases made by several executives.

Our non-employee directors are also subject to the stock ownership policy discussed above under “Stock Ownership Guidelines for Directors.”

Anti-Hedging and Pledging Policies

We have a policy prohibiting directors, executive officers and certain other designated employees from speculative trading in our securities, including hedging transactions, short selling, and trading in put options, call options, swaps or collars, or holding our securities in margin accounts. We also have a policy prohibiting directors, executive officers and certain other designated employees from pledging Gulfport securities. To our knowledge, all individuals are in compliance with these policies.

Termination and Change of Control Benefits

As noted above, certain of our NEOs are (or were formerly) parties to Employment Agreements with the Company which provides (or provided) for certain payments and benefits in the event of a termination of such NEO under specific circumstances. The agreements are designed to avoid distraction potentially detrimental to stockholder value upon a change in control and to enhance protection for the executives in connection with such events. These agreements are described in more detail under “Employment Agreements and Termination and Change of Control Benefits.”

Perquisites and Other Personal Benefits

We provide certain of our NEOs with a limited number of perquisites or other personal benefits, primarily consisting of life insurance premiums, Company-sponsored sporting events tickets, and in Mr. Wood and Mr. Hicks’ cases, customary relocation and moving expenses. We believe these limited benefits help provide a competitive compensation package. The value of these benefits is disclosed in the “Summary Compensation Table.”

2020 PROXY STATEMENT 53

EXECUTIVE SUMMARY

In February 2019, we adopted an aircraft use policy for aircraft chartered or owned by the Company. We restrict personal use of Company-owned or chartered aircraft by our executive officers and other employees, as well as by members of our Board of Directors. Our aircraft use policy requires that any personal use of Company-owned or chartered aircraft by any NEO be reported as a perquisite, based on the aggregate incremental value of such personal use. There was no personal use of Company-owned or chartered aircraft in 2019.

Accounting Implications of Executive Compensation Policy

We are required to recognize compensation expense of all stock-based awards pursuant to the provisions of FASB ASC Topic 718, “Compensation-Stock Compensation.” Under U.S. generally accepted accounting principles, or GAAP, only vested shares are included in basic shares outstanding. Also, under GAAP, non-vested shares are included in diluted shares outstanding when the effect is dilutive.

The Compensation Committee believes that linking a large portion of our executive officers’ compensation to both performance-based long-term equity incentive awards and performance-based bonus arrangements, with meaningful performance metrics, appropriately aligns our executives’ interests with those of our stockholders and are consistent with market practices. The Compensation Committee also believes that our current compensation policies and practices enhance retention of executive talent through multi-year vesting of stock awards and discourage unnecessary and excessive risk taking. The Compensation Committee further believes that our other compensation policies and practices, such as our policy prohibiting pledging and hedging of our stock by our executive officers and directors, as well as the lack of significant perquisites and absence of pension or supplemental retirement benefits (aside from those afforded under our broad-based 401(k) plan) for our executive officers are consistent with prudent compensation philosophy and the interests of our stockholders. The Compensation Committee will continue to consider the outcome of our stockholders’ future “say-on-pay” votes when making compensation decisions for our NEOs.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the foregoing Compensation Discussion and Analysis with management. Based on its review and discussion with management, the Compensation Committee recommended that the Compensation Discussion and Analysis be included in this proxy statement.

Respectfully submitted by the Compensation Committee:

Ben T. Morris, Chairman

Deborah G. Adams

Alvin Bledsoe

Dated: May 27, 2020

Compensation Committee Interlocks and Insider Participation

No member of our Compensation Committee during the past fiscal year is or has ever been an officer or employee of ours, or has engaged in any related party transaction in which our Company was a participant. None of our executive officers during the past fiscal year serves, or has served during the past fiscal year, as a member of the Board of Directors or Compensation Committee of any other company that has one or more executive officers serving, or that has served during the past fiscal year, as a member of our Board of Directors or Compensation Committee.

54 2020 PROXY STATEMENT

Compensation Tables
SUMMARY COMPENSATION TABLE

The following table provides information concerning compensation for the fiscal years ended December 31, 2019, December 31, 2018 and December 31, 2017 of our principal executive officer, our current and former principal financial officers, our next three most highly paid executive officers and two former Company executives who departed from the Company during 2019.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)
David M. Wood(5)	2019	$782,840	—	$5,083,848(6)	$521,250	$ 36,080	$6,424,018
Chief Executive Officer and President	2018	$ 11,538	—	—	—	$ 347	$ 11,885
	2017	—	—	—	—	—	—
Quentin R. Hicks(7)	2019	$138,944	$150,000	—	$ 66,406	$ 80,825	$ 436,175
Executive Vice President,	2018	—	—	—	—	—	—
Chief Financial Officer	2017	—	—	—	—	—	—
Donnie Moore(8)	2019	$459,398	—	$1,233,129(9)	$252,500	$ 29,870	$1,974,897
Executive Vice President,	2018	$413,581	$400,000	$1,200,001(10)	$292,485	$ 10,772	$2,316,835
Chief Operating Officer	2017	—	—	—	—	—	—
Patrick K. Craine(11)	2019	$259,333	$ 50,000	$1,099,169(12)	$120,169	$ 9,052	$1,537,723
Executive Vice President,	2018	—	—	—	—	—	—
General Counsel and Corporate Secretary	2017	—	—	—	—	—	—
Michael Sluiter(13)	2019	$360,004	$150,000	$1,573,878(14)	$108,000	$ 72,099	$2,263,981
Senior Vice President of Reservoir	2018	—	—	—	—	—	—
	2017	—	—	—	—	—	—
Keri Crowell(15)	2019	$229,926	—	—	—	$552,728	$ 782,654
Former Chief Financial Officer	2018	$362,300	—	$1,098,942(16)	$246,364	$ 18,943	$1,726,549
	2017	$349,495	—	$ 976,800(17)	$266,000	$ 22,717	$1,615,012
Stuart Maier(18)	2019	$414,002	—	$ 572,729(19)	—	$448,036	$1,434,767
Former Senior Vice	2018	$414,000	—	$ 698,891(20)	$211,140	$ 19,315	$1,343,346
President of Geosciences	2017	$400,000	—	$ 568,320(21)	$228,000	$ 23,067	$1,219,387

(1)   Represents one-time cash inducement bonuses paid to Mr. Hicks, Mr. Craine and Mr. Sluiter upon joining the Company.

(2)   The amount reported in the Stock Awards column reflects the fair value of the applicable award of restricted stock, performance-based restricted stock units or time-vesting restricted stock units on the award date. The amounts were calculated in accordance with FASB ASC Topic 718 using certain assumptions, as set forth in Note 1 and Note 7 to our consolidated financial statements for the fiscal year ended December 31, 2019 under the headings “Summary of Significant Accounting Policies – Accounting for Stock-based Compensation” and “Stock-Based Compensation,” respectively, included in our Annual Report on Form 10-K, filed with the SEC on February 27, 2020. Restricted stock unit values are based on the closing price of the Company’s common stock on the grant date. In valuing the performance share unit awards, the Company used a Monte Carlo simulation. Performance share units vest based on performance and continued service over a three-year period common and the maximum award opportunity for each NEO for the 2019 PSU awards as of the grant date is as follows: Mr. Wood 457,318, Mr. Moore 485,484, Mr. Craine 280,646, Mr. Sluiter 232,258 and Mr. Maier 225,484.

(3)   The amounts shown reflect performance-based annual incentive bonuses granted under the 2014 Executive Annual Incentive Compensation Plan. For the 2019 amounts, the Compensation Committee certified the attainment of the related performance goals February 25, 2020, and the Company paid these performance-based annual incentive bonuses March 27, 2020.

(4)   The amount for Mr. Wood for 2019 and 2018 includes $8,746 and $347, respectively for our 401(k) plan contribution and in 2019, $1,697 attributable to Company sponsored sporting event tickets, $4,356 attributable to group term life insurance and relocation of $21,281. The amount for Mr. Hicks in 2019 includes $8,400 for our 401(k) plan contribution, $2,165 attributable to Company sponsored sporting event tickets, $260 attributable to group term life insurance coverage, and relocation of $70,000. Amounts for Mr. Moore for 2019 and 2018 include $21,048 and $8,250, respectively for our 401(k) plan contribution, $5,984 and $1,272, respectively, attributable to Company sponsored sporting event tickets and $2,838 and $1,250, respectively, attributable to group term life insurance coverage. The amount for Mr. Craine in 2019 includes $8,400 for our 401(k) plan contribution and $652 attributable to group term life insurance. The amount for Mr. Sluiter in 2019 includes $10,823 for our 401(k) plan contribution, $286 attributable to Company sponsored sporting event tickets, $990 attributable to group term life insurance coverage and relocation of $60,000. Amounts for Ms. Crowell for 2019, 2018, and 2017 represent $21,048, $16,506, and $20,295, respectively, for our 401(k) plan contributions, $1,594, $1,072, and $1,042, respectively, attributable to Company sponsored sporting tickets and $600, $1,365, and $1,380, respectively, attributable to group term life insurance coverage. The amount for Ms. Crowell also includes a $362,500 separation payment, $43,787 as a paid time off balance payout, a $2,399 Consolidated Omnibus Budget Reconciliation Act of 1985 (COBRA) reimbursement and $120,800 payable for services as an independent contractor. Amounts for Mr. Maier for 2019, 2018, and 2017 include $21,048, $16,506, and $20,295, respectively, for our 401(k) plan contributions, $2,884, $1,444, and $1,392, respectively, attributable to Company sponsored sporting event tickets and $8,382, $1,365, and $1,380, respectively, attributable to group term life insurance coverage. The amount for Mr. Maier also includes a $368,460 separation payment, $40,159 as a paid time off balance payout and a $7,103 COBRA reimbursement.

2020 PROXY STATEMENT 55

Compensation Tables

(5)   Mr. Wood was appointed to serve as our Chief Executive Officer and President, and as a member of our Board of Directors, effective December 18, 2018.

(6)   Mr. Wood was granted an inducement award amount of 121,951 restricted stock units under the Plan, with a value of $1,000,000 determined based on the closing price per share of common stock on the Nasdaq Global Market on February 25, 2019. In addition, he received a grant of 228,659 restricted stock units that will vest annually in three approximately equal installments beginning February 26, 2020 and 228,659 performance-based restricted stock units that will vest based on performance and continued service over a three-year period, in accordance with the plan.

(7)   Mr. Hicks was appointed as our Chief Financial Officer on August 26, 2019.

(8)   Mr. Moore was appointed as our Chief Operating Officer effective January 8, 2018. He also served as Interim Chief Executive Officer of the Company from October 29, 2018, the date our former Chief Executive Officer and President left the Company, to December 18, 2018, the date of the appointment of Mr. Wood as our Chief Executive Officer and President.

(9)   Mr. Moore was granted an award of 242,742 restricted stock units that will vest annually in three approximately equal installments beginning August 6, 2020 and 242,742 performance-based restricted stock units that will vest based on performance and continued service over a three-year period, in accordance with the plan.

(10) Mr. Moore’s award of 137,143 restricted stock units was granted on February 19, 2018, of which 45,714 vested on February 27, 2019, 45,714 vested on February 27, 2020 and the remaining 45,715 restricted stock units will vest on February 27, 2021.

(11) Mr. Craine was appointed our General Counsel and Corporate Secretary on May 20, 2019.

(12) Mr. Craine was granted an inducement award amount of 71,942 restricted stock units under the Plan, with a value of $386,329 determined based on the closing price per share of common stock on the Nasdaq Global Market on June 6, 2019. In addition, he received a grant of 140,323 restricted stock units that will vest in annually three approximately equal installments beginning August 6, 2020 and 140,323 performance-based restricted stock units that will vest based on performance and continued service over a three-year period, in accordance with the plan.

(13) Mr. Sluiter is a named executive officer for the first time, and his compensation for 2018 has been omitted in reliance upon the SEC’s interpretive guidance.

(14) Mr. Sluiter, who joined the Company as Senior Vice President of Reservoir Engineering, effective December 3, 2018, was granted an inducement award amount of 119,993 restricted stock units under the Plan, with a value of $983,943 determined based on the closing price per share of common stock on the Nasdaq Global Market on February 25, 2019. In addition, he received a grant of 116,129 restricted stock units that will vest annually in three approximately equal installments beginning August 6, 2020 and 116,129 performance-based restricted stock units that will vest based on performance and continued service over a three-year period, in accordance with the plan.

(15) Ms. Crowell was appointed as our Chief Financial Officer on January 4, 2017 and separated from the Company August 9, 2019.

(16) Ms. Crowell’s award of 115,800 restricted stock units was granted on April 18, 2018, of which 38,600 restricted stock units vested on April 18, 2019 and the remaining 77,200 were forfeited in connection with Ms. Crowell’s departure in August 2019.

(17) Ms. Crowell’s award of 55,000 restricted stock units was granted on February 27, 2017, vested in three approximately equal annual installments ending on August 27, 2019.

(18) Mr. Maier separated from the Company as Senior Vice President of Geosciences, effective December 20, 2019.

(19) Mr. Maier’s award of 225,484 time and performance based restricted stock units was granted on August 6, 2019, all of which were forfeited in connection with Mr. Maier’s departure in 2019.

(20) Mr. Maier’s award of 73,645 restricted stock units was granted on April 18, 2018, of which 24,548 restricted stock units vested on April 18, 2019, and the remaining 49,097 restricted stock units were forfeited in connection with Mr. Maier’s departure in 2019.

(21) Mr. Maier’s award of 32,000 restricted stock units was granted on February 27, 2017, vested in three approximately equal annual installments ending on August 27, 2019.

56 2020 PROXY STATEMENT

Compensation Tables
2019 GRANTS OF PLAN-BASED AWARDS

The following table provides information concerning each grant of an award made to our NEOs in the fiscal year ended December 31, 2019 under any Company plan.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)(3)	Grant Date Fair Value of Stock Awards ($)(4)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
David M. Wood	—	$521,250	$1,042,500	$2,085,000	—	—	—	—	$ —
Chief Executive	2/26/19	—	—	—	—	—	—	121,951	$1,000,000
Officer and	2/26/19	—	—	—	114,330	228,659	457,318	—	$2,208,844
President	2/26/19	—	—	—	—	—	—	228,659	$1,875,004
Quentin R. Hicks(5)	—	$ 66,406	$ 132,812	$ 265,624	—	—	—	—	$ —
Chief Financial Officer
Donnie Moore	—	$252,500	$ 505,000	$1,010,000	—	—	—	—	$ —
Chief Operating	8/6/19	—	—	—	121,371	242,742	485,484	—	$ 480,629
Officer	8/6/19	—	—	—	—	—	—	242,742	$ 752,500
Patrick K. Craine(5)	—	$120,169	$ 240,338	$ 480,676	—	—	—	—	$ —
Executive Vice President, General Counsel	6/6/19	—	—	—	—	—	—	71,942	$ 386,329
and Corporate	8/6/19	—	—	—	70,162	140,323	280,646	—	$ 277,840
Secretary	8/6/19	—	—	—	—	—	—	140,323	$ 435,001
Michael Sluiter	—	$108,000	$ 216,000	$ 432,000	—	—	—	—	$ —
Senior Vice	2/26/19	—	—	—	—	—	—	119,993	$ 983,943
President of	8/6/19	—	—	—	—	—	—	116,129	$ 360,000
Reservoir	8/6/19	—	—	—	58,065	116,129	232,258	—	$ 229,935
Keri Crowell	—	—	—	—	—	—	—	—	$ —
Former Chief Financial Officer
Stuart Maier	8/6/19	—	—	—	—	—	—	112,742	$ 349,500
Former Senior	8/6/19	—	—	—	56,371	112,742	225,484	—	$ 223,229
Vice President of Geosciences

(1)   Reflects performance-based annual incentives granted under the 2019 Annual Incentive Plan and assumes threshold performance achievement on all metrics as described above.

(2)   Reflects performance-based restricted stock units granted under the 2019 Long Term Incentive Plan.

(3)   Reflects time-vesting restricted stock units granted under the 2019 Amended and Restated Stock Incentive Plan.

(4)   The amounts reported for performance and time-based restricted stock units in the “Grant Date Fair Value of Stock Awards” column reflect the fair value of the applicable awards on the award date. The amounts were calculated in accordance with FASB ASC Topic 718 using certain assumptions, as set forth in Note 1 and Note 7 to our consolidated financial statements for the fiscal year ended December 31, 2019 under the headings “Summary of Significant Accounting Policies — Accounting for Stock-based Compensation” and “Stock-Based Compensation,” respectively, included in our Annual Report on Form 10-K, filed with the SEC on February 27, 2020.

(5)   Mr. Hicks’ and Mr. Craine’s annual incentive awards were pro-rated based on their hire dates.

2020 PROXY STATEMENT 57

Compensation Tables
OUTSTANDING EQUITY AWARDS AT 2019 FISCAL YEAR-END

The following table provides information concerning equity awards outstanding for our NEOs and our next three most highly paid executive officers at December 31, 2019.

	Stock Awards
Name	Number of Shares or Units of Stock That Have Not Vested(1) (#)	Market Value of Shares or Units of Stock That Have Not Vested(1) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(2)	Equity Incentive Plan Awards: Market of Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)
David M. Wood	350,610	$1,065,854	114,330	$347,562
Quentin R. Hicks(3)	—	—	—	—
Donnie Moore(4)	334,171	$1,015,880	121,371	$368,968
Patrick K. Craine(5)	212,265	$ 645,286	70,162	$213,291
Michael Sluiter(6)	236,122	$ 717,811	58,065	$176,516
Keri Crowell(7)	—	—	—	—
Stuart Maier(8)	—	—	—	—

(1)   Market value of shares or units that have not vested is based on the closing price of $3.04 per share of our common stock on the Nasdaq Global Select Market on December 31, 2019, the last trading day of 2019.

(2)   Performance-based restricted stock units granted during 2019 shown at the threshold level based on results for the first year of the 2019-2021 performance period. The performance units awarded in 2019 will vest based on performance and continued service over a three-year period, and payout occurs in shares of common stock or cash at the end of the three-year period.

(3)   Mr. Hicks, who was appointed as our Chief Financial Officer on August 26, 2019, did not receive any equity awards in 2019.

(4)   Mr. Moore’s award of 137,143 restricted stock units was granted on February 19, 2018, of which 45,714 vested on February 27, 2019, 45,714 vested on February 27, 2020 and the remaining 45,715 restricted stock units will vest on February 27, 2021. In addition, Mr. Moore received a grant of 242,742 restricted stock units that will vest in three approximately equal installments beginning August 6, 2020 and 242,742 performance share units that will vest based on performance and continued service over a three-year period, in accordance with the plan.

(5)   Mr. Craine received an inducement award of 71,942 restricted stock units that will vest in three approximately equal installments beginning June 6, 2020. In addition, he received a grant of 140,323 restricted stock units that will vest in three approximately equal installments beginning August 6, 2020 and 140,323 performance share units that will vest based on performance and continued service over a three-year period, in accordance with the plan.

(6)   Mr. Sluiter received an inducement award of 119,993 restricted stock units that will vest in three approximately equal installments beginning February 26, 2020. In addition, he received a grant of 116,129 restricted stock units that will vest in three approximately equal installments beginning August 6, 2020 and 116,129 performance share units that will vest based on performance and continued service over a three-year period, in accordance with the plan.

(7)   Ms. Crowell separated from the Company as Chief Financial Officer, effective August 9, 2019. All of Ms. Crowell’s unvested restricted stock or restricted stock units were forfeited as of that date.

(8)   Mr. Maier separated from the Company as Senior Vice President of Geosciences, effective December 20, 2019. All of Mr. Maier’s unvested restricted stock or restricted stock units were forfeited as of that date.

58 2020 PROXY STATEMENT

Compensation Tables
2019 STOCK VESTED

The following table provides the number of shares acquired upon vesting of restricted stock awards for our named executive officers.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting(1) ($)
David M. Wood(2)	—	—
Quentin R. Hicks(3)	—	—
Donnie Moore	45,714	$354,741
Patrick K. Craine(4)	—	—
Michael Sluiter(5)	—	—
Keri Crowell(6)	58,934	$308,666
Stuart Maier(7)	35,215	$190,147

(1)   Value realized on vesting is based on the vesting date closing price per share of our common stock on The Nasdaq Global Select Market. If the vesting date was not a trading day, the value is based on the closing price per share of our common stock on The Nasdaq Global Select Market on the last trading day prior to the vesting date.

(2)   Mr. Wood was appointed to serve as our Chief Executive Officer and President, and as a member of our Board of Directors, effective December 18, 2018. On February 26, 2019, Mr. Wood received an inducement award of 121,951 restricted stock units and a long-term equity incentive award of 228,659 restricted stock units which will vest in three approximately equal installments. None of his previous grants vested in 2019.

(3)   Mr. Hicks, who was appointed as our Chief Financial Officer on August 26, 2019, did not receive any equity awards in 2019.

(4)   Mr. Craine joined the Company as General Counsel and Corporate Secretary on May 24, 2019. He received an inducement award of 71,942 on June 6, 2019 and a long-term equity incentive award of 140,323 restricted stock units on August 6, 2019 which will vest in three approximately equal installments. None of his previous grants vested in 2019.

(5)   Mr. Sluiter joined the Company as Senior Vice President of Reservoir Engineering, effective December 3, 2018. He received an inducement award of 119, 993 on February 26, 2019 and a long-term equity incentive award of 116,129 restricted stock units on August 6, 2019 which will vest in three approximately equal installments. None of his previous grants vested in 2019.

(6)   Ms. Crowell separated from the Company August 9, 2019. All of Ms. Crowell’s remaining unvested restricted stock awards were forfeited as of that date.

(7)   Mr. Maier separated from the Company December 20, 2019. All of Mr. Maier’s remaining unvested restricted stock or restricted stock units were forfeited as of that date.

2020 PROXY STATEMENT 59

Benefit Plans
401(k) Plan

We maintain a retirement savings plan, or a 401(k) Plan, for the benefit of our eligible employees who have attained the age of 18. Currently, employees may elect to defer their compensation up to the statutorily prescribed limit. During the year, we make a safe harbor contribution equal to 3% of each eligible employee’s eligible annual compensation with each pay period. We also have the ability to make an additional, discretionary contribution based on each eligible employee’s eligible annual compensation for the prior calendar year. Both contributions are made, regardless of such employee’s deferrals into the plan. In 2019, we made safe harbor contributions of 3% and discretionary contributions of 3% of eligible compensation for eligible employees, subject to certain limitations provided by our 401(k) plan and Internal Revenue Service (“IRS”) regulations. All contributions made by us on behalf of an employee are 100% vested when contributed. The 401(k) Plan is intended to qualify under Sections 401(a) and 501(a) of the Code. As such, contributions to the 401(k) Plan and earnings on those contributions are not taxable to the employees until distributed from the 401(k) Plan, and all contributions are deductible by us when made.

2019 Restated Stock Incentive Plan

Our 2019 Restated Stock Incentive Plan, which amended and restated our Amended and Restated 2005 Stock Incentive Plan, was adopted and approved by our stockholders during the 2019 Annual Meeting. The Stock Incentive Plan authorizes the grant of various forms of stock-based compensation, referred to as equity awards. The Board believes that stock-based compensation is a very important factor in attracting and retaining experienced and talented employees who can contribute significantly to the management, growth and profitability of our business. This authorization enabled us, and any of our affiliates, to attract and retain the services of the types of employees, consultants and directors who will contribute to our long-term success and to provide incentives which are linked directly to increases in share value which will inure to the benefit of our stockholders. The Board believes that stock-based compensation is critical for alignment of the interests of our management with the interests of our stockholders. The availability of equity awards not only increases employees’ focus on the creation of stockholder value, but also enhances employee retention and generally provides increased motivation for our employees to contribute to the future success of the Company.

The plan provides a means by which eligible recipients of awards may be given an opportunity to benefit from increases in value of our common stock through the granting of incentive stock options, nonstatutory stock options, restricted awards (restricted stock and restricted stock units), performance awards and stock appreciation rights. The Compensation Committee serves as the plan administrator and as of December 31, 2019, an aggregate of 9,306,056 shares of restricted common stock, restricted stock units and incentive stock options had been granted under this plan and there remained 3,193,944 shares available for future grants under this plan. The amendment and restatement of the Plan added 5,000,000 shares to the Plan’s share reserve, by increasing the maximum number of shares available for issuance from 7,500,000 shares to 12,500,000 shares.

2014 Executive Annual Incentive Compensation Plan

The 2014 Annual Incentive Compensation Plan, or Annual Incentive Plan, was approved by our Board of Directors on April 1, 2014 and by our stockholders at the 2014 Annual Meeting of Stockholders on June 11, 2014. Our executive officers and selected employees and those of our subsidiaries are eligible to receive awards under the Annual Incentive Plan. The Annual Incentive Plan provides for awards of incentive compensation that are contingent on the attainment of specific performance targets. Under the Annual Incentive Plan, the Compensation Committee, as the plan administrator, establishes the performance targets for each award and the performance period during which the performance is to be measured, which will generally be our fiscal year. Performance targets may include a minimum level of performance below which no payment will be made, levels of performance at which specified percentages of the award will be paid, and a maximum level of performance above which payment will be capped at the highest specified percentage.

Performance targets for each award will be based on pre-established performance factors that may relate to the performance of the Company or the performance of a business unit, product line, territory or any combination of these. Performance targets for employees who are not executive officers may also be based on other additional objective or subjective performance criteria established by the plan administrator.

The plan administrator may at any time establish additional conditions and terms of payment of awards, including additional financial, strategic or individual goals, which may be objective or subjective.

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Benefit Plans

Unless the plan administrator provides otherwise, a participant must be employed by us on the date that awards are paid to receive an award payment, except in the case of death or disability. If a participant dies or becomes disabled during a performance period, the participant (or the participant’s beneficiary) will receive a pro-rated award payment at the same time all other awards are paid for the performance period. In the event of a change in control, each named executive officer will be paid the target award amount (mid-point of any specified range of potential award payment amount) based on the assumption that the performance target was attained at the target level (mid-point of any specified range of performance targets) for the entire performance period. The target award amount will be paid within ten (10) days following the consummation of the change in control transaction.

The plan administrator may at any time amend or terminate the Annual Incentive Plan in whole or in part.

Our Board of Directors has delegated its authority to administer the Annual Incentive Plan to the Compensation Committee, to whom we refer as the plan administrator. The plan administrator has the authority to administer the Annual Incentive Plan and to exercise all the powers and authorities either specifically granted to it under the Annual Incentive Plan or necessary or advisable in the administration of the Annual Incentive Plan, including (but not limited to) the following:

•        to interpret the Annual Incentive Plan and any award;

•        to prescribe rules relating to the Annual Incentive Plan;

•        to determine the persons to receive awards;

•        to determine the terms, conditions, restrictions and performance criteria, including performance factors and performance targets, relating to any award;

•        to accelerate an award that is designed not to be deferred compensation subject to Code Section 409A (after the attainment of the applicable performance target or targets);

•        to adjust performance targets in recognition of specified events such as unusual or non-recurring events affecting us or our financial statements, including certain asset dispositions, cessation of operations resulting from a natural disaster, or in response to changes in applicable laws, regulations, or accounting principles as specified in the Annual Incentive Plan or in the performance targets established for any performance period;

•        to waive restrictive conditions for an award (but not performance targets); and

•        to make any other determinations that may be necessary or advisable for administration of the Annual Incentive Plan.

2020 PROXY STATEMENT 61

Benefit Plans
EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth, as of December 31, 2019, certain information with respect to all compensation plans under which equity securities are authorized for issuance.30

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)(1)(2)(3)	Weighted average exercise price of outstanding options, warrants and rights (b)(3)	Number of securities remaining available for future issuance under equity compensation plans excluding securities reflected in column (a)
Equity compensation plans approved by security holders(1)	4,672,300	$ —	3,193,944

(1)   Refers to our 2019 Amended and Restated Stock Incentive Plan (which amended and restated our 2013 Restated Stock Incentive Plan, which in turn, amended and restated our Amended and Restated 2005 Stock Incentive Plan) and our 1999 Stock Option Plan.

(2)   Includes an aggregate of 4,672,300 unvested restricted stock units and shares of unvested restricted stock granted under our 2019 Amended and Restated Stock Incentive Plan.

(3)   No options were outstanding as of December 31, 2019, and neither restricted stock units nor shares of restricted common stock have an exercise price.

Employment Agreements and Termination and Change of Control Benefits

As indicated above, certain of our NEOs are (or were formerly) parties to an Employment Agreement with the Company. Pursuant to the Employment Agreements (“Current Employment Agreements”) with Messrs. Wood, Moore, Hicks and Craine (“Covered NEOs”), each Current Employment Agreement provides for an initial term that extends through December 31, 2023; provided that the agreement will automatically renew for successive one-year terms unless the Company or the Covered NEOs gives written notice not to renew at least 90 days before the end of the initial term or any renewal term. If a change of control (as described in the Current Employment Agreement) occurs during the term thereof, the term will be extended to the later of the original expiration date of the term or the date that is 24 months after the effective date of the change of control. The Current Employment Agreements provide each Covered NEO with, among other things: (i) an annual base salary of $834,000, $505,000, $425,000 and $435,000, for Messrs. Wood, Moore, Hicks and Craine, respectively, (ii) eligibility to earn a target annual bonus under the Company’s annual incentive plan equal to 125%, 100%, 90% and 90% of base salary for Messrs. Wood, Moore, Hicks and Craine, respectively, (iii) eligibility for annual grants of equity awards as determined in the sole discretion of the Compensation Committee pursuant to the Company’s equity compensation plans; provided that, with respect to the calendar year ending December 31, 2020, each of Messrs. Wood, Moore, Hicks and Craine will receive awards that have a target aggregate fair value of 500%, 350%, 200% and 200% of base pay, respectively, and (iv) benefits that are customarily provided to similarly situated executives of the Company. In addition, our Covered NEOs will be entitled to receive specified payments and benefits upon certain termination events pursuant to the Current Employment Agreements, including termination following a change of control. The Compensation Committee believes that these provisions will encourage our Covered NEOs to remain in our employment in the event of a change of control of the Company and during circumstances which indicate that a change of control might occur. The Compensation Committee believes termination and change of control benefits are important in maintaining strong leadership and in encouraging retention in these situations and encourages our Covered NEOs to act in the best interests of stockholders without distraction based on uncertainty regarding their employment status. Under the Current Employment Agreements, if a Covered NEO’s employment is terminated without “cause” by the Company or by the Covered NEO for “good reason” during such time that is not within the 24 month period following a “change of control” (as such terms are defined or described in the Current Employment Agreements), such Covered NEO will be entitled to severance compensation equal to:

•        100% of annual base salary and target annual bonus;

•        pro-rata target annual bonus;

•        pro-rata vesting of the Covered NEO’s unvested equity awards (with performance award vesting based on performance through the termination date);

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Benefit Plans

•        immediate vesting of any Company matching or other contributions to the Company’s non-qualified deferred compensation plans, if any (“Company Non-Qualified Contributions”); and

•        a lump sum payment equal to the Covered NEO’s monthly COBRA premium for a 12-month period.

If, however, such Covered NEO’s employment is terminated without cause by the Company or by the Covered NEO for good reason, in each case, within 24 months following a change of control, such Covered NEO will be entitled to severance compensation equal to:

•        200% of annual base salary and target annual bonus;

•        pro-rata target annual bonus;

•        immediate vesting of the Covered NEO’s unvested equity awards (with performance award vesting based on performance through the termination date);

•        immediate vesting of any Company Non-Qualified Contributions; and

•        a lump sum payment equal to the Covered NEO’s monthly COBRA premium for an 18-month period.

Under the Current Employment Agreements:

“Good reason” is generally defined as (i) the elimination of the Covered NEO’s position, a material reduction in the duties and/or reassignment of the Covered NEO to a new position of materially less authority; or (ii) a material reduction in the Covered NEO’s base salary, in either case, subject to a cure period of 30 days.

“Cause” is generally defined as (i) the Covered NEO’s willful and continued failure to perform substantially such Covered NEO’s duties with the Company (other than any such failure resulting from incapacity due to physical or mental illness) or (ii) the Covered NEO’s willful engaging in illegal conduct or gross misconduct which is materially and demonstrably injurious to the Company.

Severance benefits payable under the Current Employment Agreements are generally conditioned on timely execution of a waiver and release of claims. Each such Current Employment Agreement also contains a one-year post-employment non-solicitation clause and standard confidentiality, trade secrets and cooperation provisions.

We previously entered into Employment Agreements (the “Legacy Employment Agreements”) with each of Keri Crowell, our former Chief Financial Officer, and Stuart Maier, our former Senior Vice President of Geosciences, each effective as of January 1, 2017.

Ms. Crowell and Mr. Maier each agreed to certain restrictive covenants in his or her Legacy Employment Agreement, including such executive’s agreement (i) not to interfere with any of our employees, suppliers, vendors, joint venturers or licensors and not to solicit our customers or employees, in each case during such executive’s employment with us and for a period of two years thereafter, (ii) not to disclose our confidential information or trade secrets and (iii) not to compete with us while using our trade secrets. Upon a termination without “cause,” the Legacy Employment Agreements provided that the applicable executive would be entitled to receive (i) any accrued benefits (defined below), (ii) severance pay in an amount equal to one months’ base salary for each full year of employment with us, not to exceed 12 months, and (iii) COBRA coverage as required by applicable law; provided that, in the case of clauses (ii) and (iii), the executive continues to comply with the restrictive covenants described above and the executive executes a full general release in our favor.

On August 9, 2019, Ms. Crowell separated from the Company. As part of her severance arrangement, Ms. Crowell was paid, $362,500 and reimbursement for COBRA benefits for a period of up to 12 months. Ms. Crowell forfeited any unvested shares upon her termination. In addition, Mr. Maier separated from the Company effective December 20, 2019, as part of a headcount reduction program. As part of his severance arrangement, Mr. Maier was paid, $7,103 for COBRA benefits for a period of up to 12 months. Mr. Maier forfeited any unvested shares upon his termination.

2020 PROXY STATEMENT 63

Benefit Plans
Termination, Resignation or Change of Control

The following tables provide information regarding potential payments as of December 31, 2019 to each of our named executive officers as of December 31, 2019 in connection with certain termination events, including a termination related to a change of control of the Company.

Benefits and Payments Upon Termination(1)	Termination Upon Death or Disability(2)	Termination by Company Other than for Cause	Termination for Cause	Involuntary Termination Within 24 Months Following Change of Control
David M. Wood
Severance Payments	—	$2,919,000(3)	—	$4,795,500
Long-Term Incentives:
Unvested Restricted Stock Units(4)	$1,065,854	$ 299,802	—	$1,065,854
Unvested Performance Stock Units(4)	$ 695,123	$ 195,523	—	$ 695,123
Benefits Continuation(5)(6)	—	$ 16,617	—	$ 24,925
Total	$1,760,977	$3,430,942	—	$6,581,402
Quentin R. Hicks
Severance Payments	—	$ 940,589(3)	—	$1,748,089
Long-Term Incentives:
Unvested Restricted Stock Units(4)	—	—	—	—
Unvested Performance Stock Units(4)	—	—	—	—
Benefits Continuation(5)(6)	—	$ 20,316	—	$ 30,473
Total	—	$ 960,905	—	$1,778,562
Donnie Moore
Severance Payments		$1,515,000(3)	—	$2,525,000
Long-Term Incentives:
Unvested Restricted Stock Units(4)	$1,015,880	$ 219,000	—	$1,015,880
Unvested Performance Stock Units(4)	$ 737,936	$ 99,065	—	$ 737,936
Benefits Continuation(5)(6)	—	$ 20,316	—	$ 30,473
Total	$1,753,816	$1,853,381	—	$4,309,289
Patrick K. Craine
Severance Payments	—	$1,067,836(3)	—	$1,894,336
Long-Term Incentives:
Unvested Restricted Stock Units(4)	$ 645,286	$ 98,811	—	$ 645,286
Unvested Performance Stock Units(4)	$ 426,582	$ 57,267	—	$ 426,582
Benefits Continuation(5)(6)	—	$ 20,459	—	$ 30,689
Total	$1,071,868	$1,244,373	—	$2,996,893

(1)   Information in this table assumes a termination date of December 31, 2019 and a price per share of our common stock of $3.04 (the closing market price per share on December 31, 2019, the last trading day of 2019), and applies the terms of the executives’ compensation agreements as of August 2019. Performance-based bonuses are calculated using 100% achievement for illustration, though payouts may vary based on actual results. Mr. Hicks’ and Mr. Craine’s annual incentive amounts were pro-rated based on their hire dates. Ms. Crowell and Mr. Maier’s employment terminated in 2019 and the terms of their severance are described above the table.
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Benefit Plans

(2)   Upon death or disability, the executive or their estate, as applicable, is entitled to receive all accrued and unpaid salary, immediate vesting of all restricted stock units and performance stock units and other compensation payable to the executive (including vacation and sick pay) with respect to services rendered through the termination date.

(3)   Reflects receipt by the executive of a payment representing their earned but unpaid compensation, as well as an amount of severance equal to the annual base salary and target bonus in effect as of December 31, 2019 (the “severance payment”), payable in accordance with the terms of the agreement.

(4)   Pro-rated unvested restricted stock units and performance stock units vest upon termination by the Company other than for cause or termination within 24 months following a change of control.

(5)   Reflects the value of Company-paid continuation coverage under the Company’s group health plans and under COBRA for the executive and eligible family members for a period of 12 months following the date of termination.

(6)   Reflects the value of Company-paid continuation coverage under the Company’s group health plans and under COBRA for the executive and eligible family members for a period of 18 months following the date of termination.

2020 PROXY STATEMENT 65

CEO Pay Ratio Disclosure

Pursuant to Item 402(u) of Regulation S-K, we are disclosing the pay ratio and supporting information comparing the median of the annual total compensation of our employees (including full-time, part-time, seasonal and temporary employees) other than Mr. Wood, our Chief Executive Officer and President, and the annual total compensation of Mr. Wood, our Chief Executive Officer and President. The pay ratio is calculated in a manner consistent with Item 402(u) of Regulation S-K.

For the year ended December 31, 2019, our last completed fiscal year:

•        The median of the annual total compensation of all our employees, other than Mr. Wood was $107,741.

•        The annual total compensation of Mr. Wood was $6,424,018.

Based on this information, for 2019 the ratio of the annual total compensation of Mr. Wood, our Chief Executive Officer and President, to the median of the annual total compensation of all other employees was 60:1.

We selected December 31, 2019 as the date upon which we identified the “median employee.” To identify the median employee, we examined the Medicare Taxable Earnings as reported on IRS Form W-2 (Box 5) for 2019 for all individuals employed by us on December 31, 2019 (other than Mr. Wood).

Once we identified our median employee, we calculated that employee’s annual total compensation for 2019 in the same manner that we determined the total compensation of our named executive officers for purposes of the Summary Compensation Table set forth above. This resulted in an annual total compensation of $107,741 for the identified employee for the year ended December 31, 2019. The calculation of the total compensation for Mr. Wood is included in the Summary Compensation Table set forth above. We made no material assumptions, adjustments, or estimates to identify the median employee or to determine total compensation, and we did not annualize the compensation for any employees that were not employed by us the entire year.

We believe that the above pay ratio is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K. In addition, because the Securities and Exchange Commission rules for identifying the median employee allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

2019 DIRECTOR COMPENSATION

Our policy is that members of our Board of Directors who are also our officers or employees do not receive compensation for their services as directors. The compensation of our non-employee directors for 2019 is described below.

Cash Compensation

Effective January 1, 2019, based on the recommendation of Pearl Meyer, our Board of Directors eliminated attendance fees for Board and Committee meetings and increased the annual retainer for each non-employee director from $65,000 to $85,000. In addition, effective January 1, 2019, the Chairman of the Board receives an additional $85,000 annual retainer and the chairperson of each of our Board Committees receives an additional annual retainer as set forth in the table below.

Equity Compensation

Effective January 1, 2019, our Board of Directors, based on the recommendation of the independent compensation consultant and the Compensation Committee, increased the annual grant of restricted stock units for our non-employee directors from an aggregate value of approximately $125,000 for 2018 to approximately $175,000 for 2019 based on the closing price of our common stock on the date of grant, which represents approximately two-thirds of our non-employee director’s annual compensation. Each grant of restricted stock will vest on the earlier of (a) the date of our next annual meeting of stockholders and (b) the one-year anniversary of the date of the grant, so long as the non-employee director is in continuous service on that date.

66 2020 PROXY STATEMENT

CEO Pay Ratio Disclosure
Program Component	2019 Program
Annual base cash retainer for Board service	$ 85,000
Additional cash retainer to non-executive Chairman	$ 85,000
Audit Committee Chair cash retainer	$ 20,000
Compensation Committee Chair cash retainer	$ 15,000
Nominating and Corporate Governance Committee Chair cash retainer	$ 10,000
Operating Excellence Committee Chair retainer	$ 10,000
Annual equity grant	$ 175,000
Stock ownership guideline	5.0x annual base retainer

Stock Ownership Guidelines for Directors

We believe it is important for members of our Board of Directors to align their financial interests with those of our stockholders. Accordingly, effective January 1, 2019, our Board of Directors adopted a formal stock ownership policy that requires our non-employee directors to achieve a stock ownership level equal to the value of common stock that is five times the value of their annual retainer within five years of the effective date of such stock ownership policy.

2019 Director Compensation Table

The following table contains information with respect to 2019 compensation of our non-employee directors who served in such capacity during 2019. The CEO does not receive compensation for serving as a director of the Company.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Option Awards ($)(2)	Total ($)
Alvin Bledsoe(3)	—	—	—	—
Deborah G. Adams	$ 95,000	$174,988	—	$269,998
Craig Groeschel	$ 85,000	$174,988	—	$259,998
David L. Houston	$170,000	$174,988	—	$344,998
Valerie Jochen(3)	—	—	—	—
C. Doug Johnson	$105,000	$174,988	—	$279,998
Ben T. Morris	$ 95,000	$174,988	—	$269,998
Scott E. Streller	$100,000	$174,988	—	$274,998
Paul D. Westerman	$ 85,000	$174,988	—	$259,998

(1)   For additional information regarding the fees earned or paid in cash to our non-employee directors in 2019, please see “Director Compensation – Cash Compensation.” In addition, the non-executive Chairman receives a $85,000 cash retainer, the Audit Committee Chair receives a $20,000 cash retainer, the Compensation Committee Chair receives a $15,000 cash retainer and the Nominating and Corporate Governance Committee Chair and Sustainability Committee Chair each receive $10,000 cash retainers.

(2)   The amounts shown reflect the grant date fair value of restricted stock unit awards granted, determined in accordance with FASB ASC Topic 718. See Note 1 and Note 7 to our consolidated financial statements for the fiscal year ended December 31, 2019 under the headings “Summary of Significant Accounting Policies – Accounting for Stock-based Compensation” and “Stock-Based Compensation,” respectively, included in our Annual Report on Form 10-K, filed with the SEC on February 27, 2020, regarding assumptions underlying valuations of equity awards for 2019. There were 32,588 unvested restricted stock units at the end of 2019 for each of Ms. Adams and Messrs. Groeschel, Houston, Johnson, Morris, Streller and Westerman, reflecting the award granted to each such director on June 6, 2019.

(3)   Mr. Bledsoe joined the Board in January 2020 and Ms. Jochen joined the Board in February 2020. As a result, neither received compensation in 2019.

2020 PROXY STATEMENT 67

BENEFICIAL OWNERSHIP
WHO ARE THIS YEAR’S NOMINEES?

The following table sets forth certain information regarding the beneficial ownership as of May 1, 2020 of shares of our common stock by each of our directors, by each named executive officer and by all directors, executive officers and nominee as a group:

Name of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership	Percent of Class
David M. Wood(2)	166,870	*
Alvin Bledsoe(3)	—
Deborah G. Adams(4)	46,687	*
David L. Houston(4)	96,855	*
Valerie Jochen(5)	—	*
Samantha Holroyd	20,500	*
C. Doug Johnson(4)(6)	63,672	*
Ben T. Morris(4)	64,981	*
Paul D. Westerman(4)(7)	89,277	*
John W. Somerhalder II	—	*
Quentin R. Hicks(8)	15,000	*
Donnie Moore(9)	76,262	*
Patrick K. Craine(10)	38,981	*
Michael Sluiter(11)	39,998	*

Directors, Executive Officers and Nominee as a Group (14 persons)	719,083	*

*       Less than 1%.

(1)     Beneficial ownership is determined in accordance with SEC rules. In computing percentage ownership of each person, shares of common stock subject to options held by that person that are exercisable as of May 1, 2020, or exercisable within 60 days of May 1, 2020, are deemed to be beneficially owned. These shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of each other person. The percentage of shares beneficially owned is based on 159,872,688 shares of common stock outstanding as of May 1, 2020, including 5,806,422 shares of restricted stock awarded under our 2019 Restated Stock Incentive Plan but not yet vested. Unless otherwise indicated, all amounts exclude shares issuable upon the exercise of outstanding options and vesting of restricted stock units that that are not exercisable and/or vested as of May 1, 2020 or within 60 days of May 1, 2020. Except as otherwise noted, each stockholder has sole voting and investment power with respect to the shares beneficially owned.

(2)     Excludes (i) 233,740 unvested restricted stock units, which vest in two equal annual installments beginning on February 26, 2021 and (ii) 809,644 unvested restricted stock units, which vest in three approximately equal annual installments beginning on March 11, 2021. Also excludes (iii) 228,659 performance-based restricted stock units granted in 2019, vesting of which depends on the attainment of certain RTSR targets over the three-year performance period, subject to the Compensation Committee’s certification of the attainment of such targets and continuous service with the Company on the last day of the performance period.

(3)     Excludes 65,574 restricted stock units, which will vest on January 3, 2021, if such director is in continuous service on such date.

(4)     Includes 32,588 restricted stock units, which will vest on the earlier of June 6, 2020 and the date of the 2020 Annual Meeting of Stockholders, in each case if such director is in continuous service on such date.

(5)     Excludes 127,737 restricted stock units, which will vest on February 7, 2021, if such director is in continuous service on such date.

(6)     Mr. Johnson holds 3,500 of these shares in a joint account owned by Mr. Johnson and his spouse, resulting in shared voting and dispositive power of such shares.

(7)     Mr. Westerman shares voting and dispositive power of 56,689 shares with his spouse.

(8)     Excludes 191,411 unvested restricted stock units, which will vest in three approximately equal annual installments beginning on March 11, 2021.

(9)     Excludes (i) 45,715 unvested restricted stock units, which will vest on February 26, 2021, (ii) 242,742 unvested restricted stock units, which will vest in three approximately equal annual installments beginning on August 6, 2020 and (iii) 352,981 unvested restricted stock units, which will vest in three approximately equal annual installments beginning on March 11, 2021. Also excludes (iv) 242,742 performance-based restricted stock units granted in 2019, vesting of which depends on the attainment of certain RTSR targets over the three-year performance period, subject to the Compensation Committee’s certification of the attainment of such targets and continuous service with the Company on the last day of the performance period.

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BENEFICIAL OWNERSHIP

(10)  Includes (i) 23,981 restricted stock units, which will vest on June 6, 2020. Excludes (ii) 47,961 unvested restricted stock units, which will vest in two approximately equal annual installments beginning on June 6, 2021, (iii) 140,323 unvested restricted stock units, which will vest in three approximately equal annual installments beginning on August 6, 2020 and (iv) 195,945 unvested restricted stock units, which will vest in three approximately equal annual installments beginning on March 11, 2021. Also excludes (v) 140,323 performance-based restricted stock units granted in 2019, vesting of which depends on the attainment of certain RTSR targets over the three-year performance period, subject to the Compensation Committee’s certification of the attainment of such targets and continuous service with the Company on the last day of the performance period.

(11)  Excludes (i) 79,995 unvested restricted stock units, which will vest in two approximately equal annual installments beginning on February 26, 2021 (ii) 116,129 unvested restricted stock units, which will vest in three approximately equal annual installments beginning on August 6, 2020 and (iii) 145,386 unvested restricted stock units, which will vest in three approximately equal annual installments beginning on March 11, 2021. Also excludes (iv) 116,129 performance-based restricted stock units granted in 2019, vesting of which depends on the attainment of certain RTSR targets over the three-year performance period, subject to the Compensation Committee’s certification of the attainment of such targets and continuous service with the Company on the last day of the performance period.

Holdings of Major Stockholders

The following table sets forth certain information regarding the beneficial ownership as of May 1, 2020 of shares of our common stock by each person or entity known to us to be a beneficial owner of 5% or more of our common stock.

MAJOR STOCKHOLDER TABLE

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership	Percent of Class(1)
BlackRock, Inc.	23,659,141(2)	14.8%
55 East 52nd Street New York, NY 10055
Firefly Value Partners, LP	20,906,000(3)	13.1%
601 West 26th Street, Suite 1520 New York, NY 10001
The Vanguard Group	14,976,940(4)	9.4%
100 Vanguard Blvd. Malvern, PA 19355
Vitruvian II Woodford, LLC	13,704,357(5)	8.6%
2445 Technology Forest Blvd., Suite 1100 The Woodlands, TX 77381
Dimensional Fund Advisors LP	12,822,209(6)	8.0%
Building One 6300 Bee Cave Road Austin, TX 78746
Shah Capital Management	11,593,239(7)	7.3%
8601 Six Forks Road Suite 630 Raleigh, NC 27615
State Street Global Advisors	11,501,138(8)	7.2%
One Lincoln Street Boston, MA 02111
LSV Asset Management	7,973,953(9)	5.0%
155 N. Wacker Drive, Suite 4600 Chicago, IL 60606

(1)     Beneficial ownership is determined in accordance with SEC rules. The percentage of shares beneficially owned is based on 159,872,688 shares of common stock outstanding as of May 1, 2020, including 5,806,422 shares of restricted stock awarded under our 2019 Restated Stock Incentive Plan or our Amended and Restated 2005 Stock Incentive Plan, but not yet vested.

(2)     Based solely on Schedule 13G/A filed with the SEC on February 4, 2020 by BlackRock, Inc. reported sole voting power of 23,659,141 shares of common stock and sole dispositive power of 23,260,265 shares of common stock, owned through BlackRock Fund Advisors, a wholly owned subsidiary of BlackRock, Inc. iShares Core S&P Small-Cap ETF, or iShare, an entity managed indirectly by BlackRock, Inc., has the right to proceeds from the sale of such securities. Therefore, BlackRock, Inc., BlackRock Fund Advisors, and iShares may be deemed to be the beneficial owners of such securities.

2020 PROXY STATEMENT 69

BENEFICIAL OWNERSHIP

(3)     Based solely on Schedule 13D/A filed with the SEC on March 2, 2020, by FVP Master Fund, L.P., or FVP Master, Firefly Value Partners, LP, or Firefly Value, FVP GP, LLC, or FVP GP, Firefly Management Company GP, LLC, or Firefly Management, Ryan Heslop, Ariel Warsazawski and Samantha Holroyd. Each reporting person, except Samantha Holroyd, reported sole dispositive power and sole voting power of 20,906,000 shares of common stock, or the Firefly Shares. The holdings reported represent the shares of common stock held by FVP Master. Firefly Value is the investment manager of FVP Master. FVP GP is the general partner of, and therefore has the right to control, FVP Master. Firefly Management is the general partner of, and therefore has the right to control, Firefly Value. Mr. Heslop and Mr. Warsazawski are each managing members of FVP GP and Firefly Management, and therefore have the ability to control each such entity. Therefore, FVP Master, Firefly Value, FVP GP, Firefly Management, Ryan Heslop, and Ariel Warsazawski may be deemed to share voting and dispositive power over the Firefly Shares and may also be deemed to be the beneficial owners of such securities. As of the time of filing of the Schedule 13D/A, Samantha Holroyd did not have beneficial ownership of shares of common stock.

(4)     Based solely on Schedule 13G/A filed with the SEC on February 12, 2020 by The Vanguard Group, or Vanguard, reported sole voting power of 150,313 shares of common stock, sole dispositive power of 14,832,099 shares of common stock, shared dispositive power of 144,841 shares of common stock and shared voting power of 15,183 shares of common stock. Vanguard Fiduciary Trust Company and Vanguard Investments Australia, Ltd., both wholly owned subsidiaries of Vanguard, are the beneficial owners of 129,658 and 35,838 shares, respectively, of common stock.

(5)     Based solely on Schedule 13G/A jointly filed with the SEC on February 12, 2019 by Vitruvian Exploration II Holdings, LLC, or VEX Holdings, Vitruvian Exploration II, LLC, or VEX, Q-VEX II, LP, or Q-VEX, QEM V, LLC, or QEM, and S. Wil VanLoh, Jr. Each reporting person reported sole dispositive power and sole voting power of 13,704,357 shares of common stock, or the Vitruvian Shares. The holdings reported represent the shares of common stock held by Vitruvian. VEX Holdings holds a majority of the capital interests of Vitruvian and has the right to appoint four of the six managers of the Vitruvian Board (such managers referred to herein as the VEX Holdings Managers). Certain actions of Vitruvian, including certain dispositions, require the approval of the VEX Holdings Managers. VEX has the right to appoint a majority of the board of managers of VEX Holdings. Q-VEX has the right to appoint a majority of the board of managers of VEX. QEM is the sole general partner of Q-VEX. Any decision taken by QEM to vote, or to direct to vote, and to dispose, or to direct the disposition of, the Vitruvian Shares has to be approved by a majority of the members of the investment committee of QEM, which majority must include S. Wil VanLoh, Jr. Therefore, VEX Holdings, VEX, Q-VEX, QEM and S. Wil VanLoh, Jr. may be deemed to share voting and dispositive power over the Vitruvian Shares and may also be deemed to be the beneficial owners of such securities.

(6)     Based solely on Schedule 13G filed with the SEC on February 12, 2020 by Dimensional Fund Advisors LP, or Dimensional. Dimensional reported sole dispositive power of 12,822,209 shares of commons stock and sole voting power of 12,655,800 shares of common stock.

(7)     Based solely on Schedule 13F filed with the SEC on April 8, 2020 by Shah Capital Management reported sole voting power of 11,593,239 shares of common stock.

(8)     Based solely on Schedule 13G/A filed with the SEC on February 13, 2020 by State Street Corp. reported shared voting power of 10,865,406 shares of common stock and shared dispositive power of 11,501,138 shares of common stock.

(9)     Based solely on Schedule 13G/A filed with the SEC on February 12, 2020 by LSV Asset Management. reported sole voting power of 5,907,553 shares of common stock and sole dispositive power of 7,973,953 shares of common stock.

70 2020 PROXY STATEMENT

Certain Relationships and Review and Approval of Related Party Transactions

The Audit Committee, as provided in its charter, reviews and approves related party transactions. The Company does not have a formal set of standards to be substantively applied to each transaction reviewed by the Audit Committee. Instead of a formalized policy, related party transactions are reviewed and judgment is applied to determine whether such transactions are in the best interests of the Company. Further, the Company’s Code of Business Conduct and Ethics governs various compliance areas, including conflicts of interest and fair dealings, which are considered in the process of the review and approval of related party transactions.

The Company’s policy is that all its employees and directors, as well as their family members, must avoid any activity that is or has the appearance of conflicting with the Company’s business interest. This policy is included in the Company’s Code of Business Conduct and Ethics posted on its website. Each director and executive officer is instructed to always inform the designated compliance officer when confronted with any situation that may be perceived as a conflict of interest. Only the Board of Directors or a committee consisting solely of independent directors may grant waivers of the provisions of the Code of Business Conduct and Ethics for the Company’s executive officers and directors. In addition, at least annually, each director and executive officer completes a detailed questionnaire specifying any business relationship that may give rise to a conflict of interest.

Further, under the Audit Committee charter, the Audit Committee is responsible for reviewing and monitoring compliance with our Code of Business Conduct and Ethics and recommending any warranted changes to the Board of Directors. In addition, the Board of Directors and, pursuant to its written charter, the Audit Committee, reviews and approves all relationships and transactions in which the Company and its directors, director nominees and executive officers and their immediate family members, as well as holders of more than 5% of any class of our voting securities and their family members, have a direct or indirect material interest. The Board of Directors and the Audit Committee approve only those transactions that, in light of known circumstances, are consistent, or are not inconsistent with, the Company’s best interests, as they determine in the good faith exercise of their discretion.

2020 PROXY STATEMENT 71

Proposal to Approve, on an Advisory, NON-BINDING Basis, the Compensation Paid to the Company’s Named Executive Officers (Proposal 2)

The company is asking its stockholders to vote to approve, on an advisory, non-binding basis, the compensation paid to the Company’s named executive officers as reported in this proxy statement. This is also known as a “say on pay” vote. The Company’s stockholders are being asked to vote on the following resolution:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby approved.”

This vote is advisory, which means that the vote on executive compensation is not binding on the Company, our Board of Directors or the Compensation Committee. While the vote on executive compensation is solely advisory in nature, our Board of Directors and the Compensation Committee will review and consider the “say on pay” voting results when making future decisions regarding our executive compensation program.

Stockholders are encouraged to carefully review the “Compensation Discussion and Analysis” section of this proxy statement, which discusses in detail the Company’s compensation policy and compensation arrangements which the Company believes are appropriate and reasonably consistent with market practice and with the long-term interests of the Company and its stockholders. In furtherance of the Company’s goals and objectives, the Compensation Committee, among other things, emphasizes long-term equity awards and annual performance bonuses under the previously implemented Annual Incentive Plan to more closely align our executives’ interests with those of our stockholders and to link a larger portion of our executives’ compensation to the performance of our stock and our operational performance.

We have determined that our stockholders should cast an advisory vote on the compensation of our named executive officers on an annual basis. Unless this policy changes, the next advisory vote on the compensation of our named executive officers will be at the 2021 Annual Meeting.

Vote Required and Board Voting Recommendation

Proposal 2 requires an affirmative vote “for” the proposal by a majority of the votes cast by the stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote thereon. The persons named as proxies for the Company intend to vote the proxies “FOR” Proposal 2, unless otherwise specified on the GOLD proxy card. Abstentions and broker non-votes, if any, will have no effect on the voting results for Proposal 2.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR”
THIS PROPOSAL 2 ON THE GOLD PROXY CARD.

72 2020 PROXY STATEMENT

Proposal to Ratify the Appointment of Our Independent Auditors (Proposal 3)

The Company is asking its stockholders to vote to ratify the appointment of Grant Thornton LLP as our independent auditors for fiscal year ending December 31, 2020. The Audit Committee has appointed Grant Thornton LLP to serve as independent auditors.

What services do the independent auditors provide?

Audit services of Grant Thornton LLP for fiscal year 2019 included an audit of our consolidated financial statements and services related to periodic filings made with the SEC. Additionally, Grant Thornton LLP provided certain services related to the consolidated quarterly reports as described below.

How much were the independent auditors paid in 2018 and 2019?

Grant Thornton LLP’s fees for professional services totaled $966,750 for 2018 and $966,000 for 2019. Grant Thornton LLP’s fees for professional services included the following:

•     Audit Fees – aggregate fees for audit services, which relate to the fiscal year consolidated audit, quarterly reviews and accounting consultations were $966,750 for 2018 and $966,000 for 2019.

•     Audit-Related Fees – aggregate fees for audit-related services, consisting of audits in connection with proposed or consummated dispositions, benefit plan audits, other subsidiary audits, special reports, and accounting consultations, were $0 in 2018 and $0 for 2019.

•     Tax and All Other Fees – there were no tax or other fees for products or services provided by Grant Thornton LLP in addition to the services described above in 2018 and 2019.

Does the Audit Committee approve the services provided by Grant Thornton LLP?

It is our Audit Committee’s policy to pre-approve all audit, audit related and permissible non-audit services rendered to us by our independent auditor. Consistent with such policy, all of the fees listed above that we incurred for services rendered by Grant Thornton LLP in fiscal years 2018 and 2019 were pre-approved by our Audit Committee. No non-audit services were provided to us by Grant Thornton LLP in 2018 or 2019.

Will a representative of Grant Thornton LLP be present at the meeting?

Yes, one or more representatives of Grant Thornton LLP will be present at the meeting. The representatives will have an opportunity to make a statement if they desire and will be available to respond to appropriate questions from the stockholders.

Has Grant Thornton LLP always served as Gulfport’s independent auditors?

Grant Thornton LLP has served as our independent auditors since 2005.

Vote Required and Board Recommendation

Stockholder ratification of the appointment of our independent auditors is not required by the Bylaws or otherwise. However, we are submitting this proposal to the stockholders as a matter of good corporate practice. Approval of this proposal requires the affirmative vote “for” the proposal of a majority of the votes cast by the stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote thereon. The persons named as proxies for the Company intend to vote the proxies “FOR” Proposal 3, unless otherwise specified on the GOLD proxy card. Abstentions and broker non-votes, if any, will have no effect on the voting results for Proposal 3.

If the appointment of Grant Thornton LLP is not ratified, the Audit Committee will reconsider the appointment. Even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of a different independent audit firm at any time during the year if it is determined that such change would be in best interests of the Company and its stockholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS THE COMPANY’S INDEPENDENT AUDITORS FOR THE YEAR 2020 ON THE GOLD PROXY CARD.

2020 PROXY STATEMENT 73

Audit Committee Report

The primary role of the Audit Committee is to assist the Board of Directors in its oversight of the Company’s accounting and financial reporting processes. In doing so, the Audit Committee is responsible for the appointment and compensation of the Company’s independent registered public accounting firm and has oversight for its qualification, independence and performance. The Audit Committee charter guides our duties and responsibilities. The Audit Committee charter, which was last amended during 2020, is available on the Company’s website at www.gulfportenergy.com. As set forth in the charter, management is responsible for the internal controls and accounting and financial reporting processes of Gulfport Energy Corporation. The independent registered public accounting firm is responsible for expressing opinions on the conformity of Gulfport Energy Corporation’s audited consolidated financial statements with generally accepted accounting principles and on the effectiveness of the Company’s internal control over financial reporting. Our responsibilities include monitoring and overseeing these processes.

Our Committee is comprised of four non-employee, independent members of the Board of Directors. No member serves on more than two other public company audit committees. The Board of Directors has determined that all of the members of the Audit Committee are financially literate and that Doug Johnson and Alvin Bledsoe are financial experts as that term is defined by the SEC. The members of our Committee are not professionally engaged in the practice of accounting or auditing. The Audit Committee’s considerations and discussions referred to below do not assure that the audit of the Company’s financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Company’s auditors are in fact “independent”.

In the performance of our oversight function, we have reviewed and discussed the audited financial statements of the Company for the fiscal year ended December 31, 2019 and management’s assessment of the effectiveness of the Company’s internal control over financial reporting with the management of Gulfport Energy Corporation. We have met with Grant Thornton LLP, the Company’s independent registered public accounting firm, with and without management present. We discussed with Grant Thornton LLP the matters required to be discussed under the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC and such other matters as we have deemed to be appropriate, including the overall scope and plans for the audit. We also have received the written disclosures and the letter from Grant Thornton LLP required by the applicable PCAOB requirements regarding the independent accountant’s communications with the Audit Committee concerning independence, and we have discussed with Grant Thornton LLP that firm’s independence from management and the Company. We also reviewed the amount of fees paid to Grant Thornton LLP for both audit and non-audit services. In doing so, we considered whether the provision of non-audit services to the Company was compatible with maintaining the independence of Grant Thornton LLP.

Based on the reports and discussions above, we recommended to the Board of Directors that the audited financial statements be included in the Gulfport Energy Corporation 2019 Annual Report on Form 10K.

This report is not soliciting material, is not deemed to be filed with the SEC, and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

This report has been furnished by the Audit Committee of the Board of Directors.

THE AUDIT COMMITTEE

Doug Johnson, Chairman

Alvin Bledsoe

Valerie Jochen

Paul Westerman

74 2020 PROXY STATEMENT

Proposal to Approve, on an Advisory, Non-Binding Basis, the Continuation of the Tax Benefits Preservation Plan (Proposal 4)

The Company is asking its stockholders to approve, on an advisory, non-binding basis, the continuation of the Tax Benefits Preservation Plan dated April 30, 2020.

Overview

On April 30, 2020, the Board adopted a limited duration tax benefits preservation plan (the “Tax Benefits Preservation Plan”) and declared a dividend of one preferred share purchase right (a “Right”) for each outstanding share of common stock of the Company. The dividend was paid to stockholders of record at the close of business on May 15, 2020. The Rights may cause substantial dilution to any person or group that acquires 4.9% or more of our common stock without the approval of the Board.

The Company adopted the Tax Benefits Preservation Plan in order to protect stockholder value against a possible limitation on the Company’s ability to use its tax net operating losses (“NOLs”) and certain other tax benefits to reduce potential future U.S. federal income tax obligations. As of December 31, 2019, the Company had approximately $1.3 billion of NOLs available to offset its future taxable income. The Company’s ability to use these NOLs would be substantially limited if we experienced an “ownership change” within the meaning of Section 382 of the Code. Generally, an “ownership change” occurs if the percentage of the Company’s stock owned by one or more of its “five-percent shareholders” (as such term is defined in Section 382 of the Code) increases by more than 50 percentage points over a three-year period.

Consistent with market practice, the Company engaged a nationally recognized accounting firm to prepare a Section 382 ownership change analysis. The accounting firm’s study documented significant changes in ownership in recent years. The accounting firm found that, Section 382 ownership changes generally fluctuated from 31% to 45%. In light of the high volatility and trading volumes in the Company’s stock in the midst of the market disruptions caused by the COVID-19 pandemic and the sharp decline in commodity prices, the Board determined to adopt the Tax Benefits Preservation Plan to prevent an inadvertent impairment of its NOLs. Under the Tax Benefits Preservation Plan, the Rights are set to expire no later than April 29, 2021, or approximately one year from the date that the plan was adopted.

The Tax Benefits Preservation Plan and applicable law do not require stockholder approval or ratification of the Tax Benefits Preservation Plan. However, the Board considers a proposal for stockholders to approve the continuation of the Tax Benefits Preservation Plan a matter of good corporate governance. If the stockholders do not approve Proposal 4, the Board will consider, consistent with its fiduciary duties, whether to continue the Tax Benefits Preservation Plan in its current form, to amend one or more of its provisions, or cause a termination of the plan prior to its currently-set expiration date of April 29, 2021. In weighing such alternatives, the Board will take into account a number of factors, including the nature of stockholders’ objections to the Tax Benefits Preservation Plan (to the extent discernible), the then current market conditions, and the Board’s evaluation of the extent of the Company’s need to continue to prevent an inadvertent impairment of its NOLs and to thereby preserve the Company’s ability to use its NOLs and certain other tax benefits to reduce potential future U.S. federal income tax obligations.

Description of Tax Benefits Preservation Plan

The following summary of the Tax Benefits Preservation Plan does not purport to be complete and is qualified in its entirety by reference to the Tax Benefits Preservation Plan. A copy of the Tax Benefits Preservation Plan is attached to this proxy statement as Annex B and incorporated by reference herein.

On April 30, 2020, the Board declared a dividend distribution of one Right for each outstanding share of our common stock to stockholders of record at the close of business on May 15, 2020 (the “Rights Record Date”). Each Right entitles its holder, under the circumstances described below, to purchase from the Company one one-thousandth of a share of Series B Junior Participating Preferred Stock of the Company, par value $0.01 per share, at an exercise price of $8.00 per Right (the “Exercise Price”), subject to adjustment. The description and terms of the Rights are set forth in the Tax Benefits Preservation Plan, dated as of April 30, 2020, between the Company and Computershare Trust Company, N.A., as rights agent (and any successor rights agent, the “Rights Agent”).

2020 PROXY STATEMENT 75

Proposal to Approve, ON AN ADVISORY, NON-BINDING BASIS, the Continuation of the Tax Benefits Preservation Plan

Distribution and Transfer of Rights; Distribution Date; Rights Certificates

The Rights will not be exercisable until after the Distribution Date (as defined below). The Rights will expire on the earliest to occur of (1) the close of business on April 29, 2021, (2) the time at which the Rights are redeemed or exchanged, (3) upon the closing of any merger or other acquisition transaction involving the Company pursuant to a merger or other acquisition agreement that has been approved by the Board before any person or group becomes an Acquiring Person (as defined below) and (4) the time at which the Board determines that the NOLs are utilized in all material respects or that an ownership change under Section 382 of the Code would not adversely impact in any material respect the time period in which the Company could use the NOLs or materially impair the amount of NOLs that could be used by the Company in any particular time period, for applicable tax purposes.

Subject to certain exceptions specified in the Tax Benefits Preservation Plan, the Rights will separate from the shares of common stock and become exercisable following the earlier of (i) the close of business on the 10th day after the date of the first public announcement (or such other date as determined by the Board) that a person or any of its affiliates and associates has become an Acquiring Person (as defined below) or (ii) the close of business on the 10th business day (or such later day as may be determined by the Board before any person has become an Acquiring Person) after the date of the commencement of a tender or exchange offer by any person which would, if consummated, result in such person becoming an Acquiring Person (the earlier of such dates being called the “Distribution Date”). Except in certain situations, a person or group of affiliated or associated persons becomes an Acquiring Person upon acquiring beneficial ownership of 4.9% or more of the outstanding common stock. Certain synthetic interests in securities created by derivative positions—whether or not such interests are considered to be ownership of the underlying common shares or are reportable for purposes of Regulation 13D of the Exchange Act—are treated as beneficial ownership of the number of shares of common stock equivalent to the economic exposure created by the derivative positions, to the extent actual shares are directly or indirectly beneficially owned by counterparties to such derivative contracts.

The Rights will initially trade with, and will be inseparable from, the shares of common stock, and the registered holders of the shares will be deemed to be the registered holders of the Rights. Issuances of new shares of common stock after the Rights Record Date but before the Distribution Date will be accompanied by new Rights. Prior to the Distribution Date, the Rights will be evidenced by the certificates for (or by the book entry account that evidences record ownership of) the common stock. After the Distribution Date, the Rights Agent will mail separate certificates evidencing the Rights to each record holder of shares of our common stock as of the close of business on the Distribution Date, and thereafter the Rights will be transferable separately from the common stock.

Series B Junior Participating Preferred Stock Purchasable Upon Exercise of Rights

Because of the nature of the Series B Junior Participating Preferred Stock’s dividend, liquidation and voting rights, the value of the one-thousandth interest in a share of our Series B Junior Participating Preferred Stock purchasable upon exercise of a Right should approximate the value of one share of our common stock, subject to adjustment.

Flip-In Trigger

Subject to the Company’s exchange rights described below, at any time after any person has become an Acquiring Person, each holder of a Right (other than an Acquiring Person and its affiliates and associates) will be entitled to purchase for each Right held, at the Exercise Price, a number of shares of common stock having a market value of twice the Exercise Price.

Flip-Over Trigger

If, after a person or group has become an Acquiring Person, (1) the Company is involved in a merger or other business combination in which the Company is not the surviving corporation or its common stock is exchanged for other securities or assets or (2) the Company and/or one or more of its subsidiaries sell or otherwise transfer assets or earning power aggregating more than 50% of the assets or earning power of the Company and its subsidiaries, taken as a whole, then each Right (other than Rights beneficially owned by an Acquiring Person and its affiliates and associates) will entitle the holder to purchase for each Right held, for the Exercise Price, a number of common shares, or shares of common stock, as applicable, of the other party to such business combination or sale (or in certain circumstances, an affiliate) having a market value of twice the Exercise Price.

Exchange

At any time on or after any person has become an Acquiring Person (but before any person becomes the beneficial owner of 50% or more of the outstanding common stock or the occurrence of any of the events described in the “Flip-Over Trigger” section), the Board may exchange all or part of the Rights (other than Rights beneficially owned by an Acquiring Person and its affiliates and associates) for shares of our common stock at an exchange ratio of one share of common stock per Right.

76 2020 PROXY STATEMENT

Proposal to Approve, ON AN ADVISORY, NON-BINDING BASIS, the Continuation of the Tax Benefits Preservation Plan

Redemption

The Board may redeem all of the Rights at a price of $0.001 per Right at any time before any person has become an Acquiring Person. If the Board redeems any Rights, it must redeem all of the Rights. Once the Rights are redeemed, the only right of the holders of Rights will be to receive the redemption price per Right. The redemption price will be subject to adjustment.

Amendments

At any time before any person has become an Acquiring Person, the Tax Benefits Preservation Plan may be amended in any respect. After such time, the Tax Benefits Preservation Plan may only be amended (1) in any respect that does not adversely affect Rights holders (other than any Acquiring Person and its affiliates and associates), (2) to cure any ambiguity, (3) to correct any inconsistent provision or (4) to shorten or lengthen any time period under the Tax Benefits Preservation Plan.

Voting Rights; Other Stockholder Rights

Prior to exercise, Rights holders in their capacity as such have no rights as stockholders of the Company, including the right to vote and to receive dividends.

Anti-Dilution Provisions

The Tax Benefits Preservation Plan includes anti-dilution provisions designed to prevent efforts to diminish the effectiveness of the Rights.

Certain Considerations Relating to the Tax Benefits Rights Plan

Anti-Takeover Effect

The triggering of the Rights may cause substantial dilution to any person or group that increases its ownership of our common stock to 4.9% or more of the outstanding common stock without the approval of the Board. As a result, the Tax Benefits Preservation Plan may have an “anti-takeover effect” because it may deter a person or group of persons from acquiring beneficial ownership of 4.9% or more of our common stock or, in the case of a person or group of persons that already own 4.9% or more of our common stock, from acquiring any additional shares of our common stock. The overall effect of the Tax Benefits Preservation Plan and the issuance of the Rights might be to render more difficult or discourage a merger, tender or exchange offer or other business combination involving the Company that is not approved by the Board. However, the Tax Benefits Preservation Plan is neither intended to prevent a takeover of the Company, nor, as evidenced by the proxy solicitation by Firefly, a proxy contest. On the contrary, the Tax Benefits Preservation Plan is designed to protect the Company’s valuable NOLs. Since the Board may cause an early termination of the Tax Benefits Preservation Plan or redeem the Rights prior to the Distribution Date (as defined below), the Rights will not interfere with any merger or other business combination approved by the Board.

The Tax Benefits Preservation Plan is not expected to interfere with the day-to-day operations of the Company. The continuation of the existing outstanding Rights and the issuance of additional Rights in the future is not expected to alter the financial condition of the Company, impede its business plans or alter its financial statements.

Future Use and Amount of the NOLs is Uncertain

Our use of the NOLs depends on our ability to generate taxable income in the future. We cannot assure you as to whether we will have taxable income in any applicable period or, if we do, whether such income or the NOLs at such time will exceed any potential limitation in Section 382 of the Code.

Potential Challenge to the Tax Benefits

The amount of the NOLs has not been audited or otherwise validated by the IRS. The IRS could challenge the amount of the NOLs, which could result in an increase in our liability in the future for income taxes. In addition, determining whether an “ownership change” has occurred is subject to uncertainty, both because of the complexity and ambiguity of Section 382 of the Code and because of limitations on the knowledge that any publicly traded company can have about the ownership of, and transactions in, its securities on a timely basis. Therefore, we cannot assure you that the IRS or other taxing authority will not claim that we experienced an “ownership change” and attempt to reduce the benefit of the NOLs even if the Tax Benefits Preservation Plan is in place.

2020 PROXY STATEMENT 77

Proposal to Approve, ON AN ADVISORY, NON-BINDING BASIS, the Continuation of the Tax Benefits Preservation Plan

Continued Risk of Ownership Change

Although the Tax Benefits Preservation Plan is intended to diminish the likelihood of an “ownership change,” we cannot assure you that it will be effective. The amount by which an ownership interest may change in the future could, for example, be affected by purchases and sales of shares by stockholders holding 5% or more of our outstanding common stock, over which we have no control, and new issuances of shares by us, should we choose to do so.

Potential Effects on Liquidity

The Tax Benefits Preservation Plan is intended to deter persons or groups of persons from acquiring beneficial ownership of our common stock in excess of the specified limitations. A stockholder’s ability to dispose of shares of our common stock may be limited if the Tax Benefits Preservation Plan reduces the number of persons willing to acquire our shares of our common stock or the amount they are willing to acquire. A stockholder may become an Acquiring Person upon actions taken by persons related to, or affiliated with, them. Stockholders are advised to carefully monitor their ownership of our common stock and consult their own legal advisors and/or us to determine whether their ownership of the shares approaches the proscribed level.

Potential Impact on Value

The Tax Benefits Preservation Plan could negatively impact the value of our common stock by deterring persons or groups of persons from acquiring our common stock, including in acquisitions for which some stockholders might receive a premium above market value.

Vote Required and Board Voting Recommendation

Proposal 4 requires an affirmative vote “for” the proposal of a majority of the votes cast by the stockholders present in person or represented by proxy at the meeting and entitled to vote thereon. The persons named as proxies for the Company intend to vote the proxies “FOR” Proposal 4, unless otherwise specified on the GOLD proxy card. Abstentions and broker non-votes, if any, will have no effect on the voting results for Proposal 4.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL, ON AN ADVISORY, NON-BINDING BASIS, OF THE CONTINUATION OF THE TAX BENEFITS PRESERVATION PLAN ON THE GOLD PROXY CARD.

78 2020 PROXY STATEMENT

ABOUT THE ANNUAL MEETING

Why am I receiving these materials?

The Board of Directors has sent you this proxy statement and the accompanying GOLD proxy card to ask for your vote, as a stockholder of the Company, on certain matters that will be voted on at the Annual Meeting.

Who is soliciting my vote?

The Board of Directors is soliciting your vote at the Annual Meeting. The proposals to be voted on by the Company’s stockholders at the Annual Meeting are described below.

What am I voting on?

You are voting on:

•     The election of eight directors to serve until the 2021 Annual Meeting (see Proposal 1 beginning on page [19] of this proxy statement);

•     The approval, on an advisory, non-binding basis, of the compensation paid to the Company’s named executive officers (see Proposal 2 beginning on page [72] of this proxy statement);

•     The ratification of Grant Thornton LLP as our independent auditors for the year ended December 31, 2020 (see Proposal 3 beginning on page [73] of this proxy statement);

•     The approval, on an advisory, non-binding basis, of the continuation of the Company’s Tax Benefits Preservation Plan dated April 30, 2020 (see Proposal 4 beginning on page [75] of this proxy statement); and

•     Any other business properly coming before the meeting.

How does the Board of Directors recommend that I vote my shares?

Unless you give other instructions on your proxy card, the persons named as proxy holders on the GOLD proxy card will vote in accordance with the recommendations of our Board of Directors. The Board of Directors’ recommendations can be found with the description of each proposal in this proxy statement. In summary, the Board of Directors recommends a vote:

•     “FOR” the proposal to elect the eight directors nominated by the Board of Directors;

•     “FOR” the proposal to approve, on an advisory, non-binding basis, the compensation paid to the Company’s named executive officers;

•     “FOR” the proposal to ratify Grant Thornton LLP as the Company’s independent auditors for the fiscal year ended December 31, 2020; and

•     “FOR” the proposal to approve, on an advisory, non-binding basis, the continuation of the Company’s Tax Benefits Preservation Plan dated April 30, 2020.

What is a proxy?

A proxy is your legal designation of another person to vote the shares of common stock that you own. That other person is also referred to as a “proxy.” If you designate someone as your proxy in a written document, that document is a called a proxy or a proxy card. We have designated David M. Wood, our President and Chief Executive Officer, and Patrick K. Craine, our General Counsel and Corporate Secretary, as the Company’s proxies for the Annual Meeting.

Who is entitled to vote?

You may vote if you were the record owner of our common stock as of the close of business on the record date, which is [X], 2020. Each share of common stock is entitled to one vote. As of [X], 2020, we had [X] shares of common stock outstanding, excluding an aggregate of [X] shares of restricted stock and restricted stock units awarded under our 2019 Restated Stock Incentive Plan, but not yet vested. There is no cumulative voting.

2020 PROXY STATEMENT 79

about the annual meeting

How many votes must be present to hold the Annual Meeting?

Your shares are counted as present at the Annual Meeting if you attend the meeting and vote in person or if you return a properly executed proxy by mail. In order for us to hold our meeting, holders of a majority of the voting power of our outstanding shares of common stock as of the close of business on [X], 2020 must be present in person or by proxy at the Annual Meeting. This is referred to as a “quorum.” Votes withheld and abstentions will be counted for purposes of establishing a quorum at the Annual Meeting. Broker non-votes, if any, will not be counted for purposes of establishing a quorum at the Annual meeting (see “What is the effect of abstentions, withhold votes and broker non-votes?” below)

What vote is required to elect directors (Proposal 1)?

Our Bylaws provide that if an election is considered “contested,” it will be subject to a plurality vote standard. Pursuant to the Bylaws, an election is considered “contested” if as of the director nomination deadline, a stockholder has nominated one or more candidates for director in accordance with the Bylaws and as of the date that notice of an annual meeting is given, the Board considers that a stockholder-nominated director candidacy has created a bona fide election contest.

The Company received notice from Firefly of their intent to nominate two individuals for election to the Board in compliance with the advance notice requirements of the Charter and Bylaws, which notice was not withdrawn prior to the advance notice deadline for the Annual Meeting. As a result, the election of directors at the Annual Meeting will be conducted under a plurality vote standard. The eight candidates receiving the largest number of votes cast for director positions will be elected.

What vote is required to approve, on advisory, non-binding basis, the compensation of the Company’s named executive officers (Proposal 2)?

The proposal to approve, on an advisory, non-binding basis, the compensation of the Company’s named executive officers will be adopted if a majority of the votes present in person or by proxy and voting on this matter are cast “for” the proposal. You may vote “for,” “against” or “abstain” from approving the proposal. Abstentions will have no effect on the outcome of the proposal.

What vote is required to approve, on an advisory, non-binding basis, the ratification of the appointment of the Company’s independent auditor (Proposal 3)?

The proposal to approve, on an advisory, non-binding basis, the appointment of Grant Thornton LLP as Gulfport’s independent auditor for the year ending December 31, 2020 will be adopted if a majority of the votes present in person or by proxy and voting on this matter are cast “for” the proposal. You may vote “for,” “against” or “abstain” from approving the proposal. Abstentions will have no effect on the outcome of the proposal.

What vote is required to approve, on an advisory, non-binding basis, the continuation of the Company’s Tax Benefits Preservation Plan (Proposal 4)?

The proposal to approve, on an advisory, non-binding basis, the continuation of the Company’s Tax Benefits Preservation Plan dated April 30, 2020 will be adopted if a majority of the votes present in person or by proxy and voting on this matter are cast “for” the proposal. You may vote “for,” “against” or “abstain” from approving the proposal. Abstentions will have no effect on the outcome of the proposal.

What is the effect of abstentions, withhold votes and broker non-votes?

If you specify that you wish to “abstain” or “withhold” from voting on an item, then your shares will not be voted on that particular item.

Withhold votes will not have an effect on the election of directors (Proposal 1) because, pursuant to the Bylaws, directors are elected by a plurality of the votes cast in a contested election. Because the votes cast in favor of the action must exceed the votes cast opposing the action in order to approve Proposals 2, 3 and 4 at the Annual Meeting, abstentions will not have an effect on the outcome of those proposals.

If the director election is contested, the rules of the NYSE governing brokers’ discretionary authority to cast a vote will not permit brokers licensed by the NYSE to exercise discretionary authority regarding any proposals to be voted at the Annual Meeting. As a result, we do not expect there to be any broker non-votes at the Annual Meeting and broker non-votes will not be counted as present or represented for purposes of establishing a quorum at the Annual Meeting or counted as votes cast on the proposals to

80 2020 PROXY STATEMENT

about the annual meeting

be considered at the Annual Meeting. In the event that the election of directors becomes uncontested, brokers may be permitted to exercise voting authority on “routine” matters.

We urge you to indicate your choices on the GOLD proxy card or the voting instruction form provided to you by the nominee that holds your shares by carefully following the instructions provided in their notice to you.

Will stockholders have any appraisal rights with respect to any matter to be acted upon at the Annual Meeting?

No, stockholders will not have any appraisal rights in connection with any matters to be acted upon at the Annual Meeting.

Who is a registered stockholder and who is a beneficial stockholder?

Registered Stockholders:    A “registered stockholder” is a person or entity whose name appears in the Company’s registered list of stockholders as an owner of one or more shares of the Company’s common stock. If you are a registered stockholder, these proxy materials are being sent directly to you.

Beneficial Stockholders:    A “beneficial stockholder” or “beneficial owner” is a person or entity whose shares of the Company’s common stock are held by a bank, broker or other nominee (a.k.a. in “street name”). Most holders of our common stock hold their shares beneficially through a bank, broker or other nominee rather than of record directly in their own name. If you are a beneficial stockholder, these proxy materials are being forwarded to you by your bank, broker or other nominee, who is considered the registered stockholder of those shares. As the beneficial stockholder, you have the right to direct your bank, broker or other nominee on how to vote your shares and you are also invited to attend the Annual Meeting. Your bank, broker or other nominee has provided a voting instruction form for you to use in directing your bank, broker or other nominee as to how to vote your shares. You must follow these instructions in order for your shares to be voted. Your nominee is required to vote those shares in accordance with your instructions. Because of the contested nature of the Annual Meeting, if you do not give instructions to your broker, your broker will not be able to vote your shares with respect to the election of directors or any of the other proposals. We urge you to instruct your broker or other nominee, by following the instructions on the enclosed GOLD voting instruction form, to vote your shares in line with the Board’s recommendations.

How do I vote?

Registered Stockholders:    If you are a “registered stockholder,” you can vote your shares in the following four ways:

•     By Internet:    You may vote by submitting a proxy over the Internet. Go to the website listed on your GOLD proxy card or voting instruction form and follow the instructions. You should have your proxy card, including your control number, in hand when you access the website.

•     By Telephone:    Stockholders located in the United States who receive proxy materials by mail may vote by submitting a proxy by telephone by calling the toll-free telephone number on the GOLD proxy card or voting instruction form and following the instructions.

•     By Mail:    If you received proxy materials by mail, you can vote by submitting a proxy by mail by completing, signing and dating the GOLD proxy card and mailing it in the enclosed, postage pre-paid envelope.

•     In Person:    If you attend the Annual Meeting, you may deliver your completed GOLD proxy card in person or you may vote by completing a ballot, which we will provide to you at the Annual Meeting. You are encouraged to complete, sign and date the GOLD proxy card and mail it in the enclosed postage pre-paid envelope regardless of whether you plan to attend the Annual Meeting.

Beneficial Stockholders:    If you are a “beneficial stockholder,” then you will receive instructions from your bank, broker or other nominee on how to vote your shares.

Pursuant to the NYSE rules applicable to brokers, if a broker receives competing proxy materials from Firefly (in addition to the Company’s proxy materials), the broker will be prohibited from exercising discretionary authority with respect to any of the proposals to be voted on at the Annual Meeting if the broker did not receive voting instructions from the beneficial stockholder. In these cases, those uninstructed shares will not be counted for the purpose of determining whether a quorum is present and will not be considered votes cast on the proposals to be considered at the Annual Meeting. In the event that the election of directors becomes uncontested, brokers may be permitted to exercise voting authority on “routine” matters.

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about the annual meeting

If you are a “beneficial stockholder,” you will need proof of ownership to be admitted to the Annual Meeting. For more information, please see “About the Annual Meeting — Who can attend the Annual Meeting?” on page [84] of this proxy statement.

Can I change my vote or revoke my proxy?

Yes. You can change or revoke your vote at any time before the polls close at the Annual Meeting.

Only your latest dated proxy will count.

Registered Stockholders:    If you are a “registered stockholder” who has properly executed and delivered a proxy, you may revoke such proxy at any time before the Annual Meeting in any of the following ways:

•     submitting another proxy with a later date by telephone, by Internet or by signing, dating and returning your proxy card using the instructions on your GOLD proxy card;

•     sending a written notice of revocation to our General Counsel and Corporate Secretary at Gulfport Energy Corporation, 3001 Quail Springs Parkway, Oklahoma City, Oklahoma 73134; or

•     voting in person at the Annual Meeting.

Beneficial Stockholders:    If you are a “beneficial stockholder,” you may change your vote by submitting new voting instructions to your nominee in accordance with such nominee’s procedures.

If you have already signed any proxy card provided by or on behalf of Firefly, you have every legal right to change your vote by using the enclosed GOLD proxy card to vote TODAY by telephone or by Internet using the instructions on the GOLD proxy card or by signing, dating and returning the GOLD proxy card in the postage-paid envelope provided. Please note that voting to “withhold” with respect to any of Firefly’s nominees on a proxy card sent to you by Firefly is not the same as voting for the Board’s nominees, because a vote to “withhold” with respect to any of Firefly’s nominees on Firefly’s proxy card will revoke any GOLD proxy you may have previously submitted. To support the Board’s nominees, you should vote “FOR” the Board’s nominees on the GOLD proxy card.

What should I do if I receive more than one GOLD proxy card or set of proxy materials from the Company?

Your shares may be owned through more than one brokerage or other share ownership account. In order to vote all of the shares that you own, you must either sign and return all of the GOLD proxy cards or follow the instructions for any alternative voting procedure on each of the GOLD proxy cards that you receive.

If Firefly proceeds with their previously announced nominations, the Company will likely conduct multiple mailings prior to the Annual Meeting date to ensure stockholders have the Company’s latest proxy information and materials to vote. The Company will send you a new GOLD proxy card with each mailing, regardless of whether you have previously voted. We encourage you to vote every GOLD proxy card you receive. The latest dated proxy you submit will be counted, and, if you wish to vote as recommended by the Board, then you should only submit a GOLD proxy card.

Who counts the votes?

All votes will be tabulated as required by Delaware law by [X], an independent inspector of election appointed for the Annual Meeting.

Will my shares be voted if I don’t provide my proxy and don’t attend the Annual Meeting?

No. If your shares are registered in your name, you must sign and return a proxy card in order for your shares to be voted, unless you vote via telephone or the Internet or vote in person at the Annual Meeting.

Pursuant to NYSE rules applicable to brokers, if a broker receives competing proxy materials from Firefly (in addition to the Company’s proxy materials), the broker will be prohibited from exercising discretionary authority with respect to any of the proposals to be voted on if the broker did not receive voting instructions from the beneficial stockholder. In these cases, the uninstructed shares will not be counted for the purpose of determining whether a quorum is present and will not be considered votes cast on the proposals to be considered at the Annual Meeting. In the event that the election of directors becomes uncontested, brokers may be permitted to exercise voting authority on “routine” matters.

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about the annual meeting

YOUR VOTE IS VERY IMPORTANT.    To assure that your shares are represented at the Annual Meeting, we urge you to vote TODAY by completing, signing and dating the enclosed GOLD proxy card and promptly mailing it in the postage-paid envelope provided, or to vote using the Internet or telephone by following the instructions on the GOLD proxy card, whether or not you plan to attend the Annual Meeting. You can revoke your proxy at any time before the proxy or proxies you appointed cast your votes. If your bank, broker or other nominee is the holder of record of your shares (i.e., your shares are held in “street name”), you will receive voting instructions from such holder of record. You must follow these instructions in order for your shares to be voted. We urge you to instruct your broker or other nominee, by following the instructions on the enclosed GOLD voting instruction form, to vote your shares in line with the Board’s recommendations on the GOLD voting instruction form.

How will my shares be voted if I return the GOLD proxy card?

The shares represented by any proxy card that is properly executed and received by the Company prior to or at the Annual Meeting will be voted in accordance with the specifications made on that proxy card where choices have been specified on the GOLD proxy card with respect to the proposals.

What if I vote by proxy but don’t indicate my vote on the matters listed on my proxy card?

If you return a validly executed GOLD proxy card without indicating how your shares should be voted on a matter and you do not revoke your proxy, your proxy will be voted: “FOR” the election of the eight director nominees of the Board set forth on the GOLD proxy card (Proposal 1); “FOR” the approval, on an advisory, non-binding basis, of the compensation of the Company’s named executive officers (Proposal 2); “FOR” the approval, on an advisory, non-binding basis, of the appointment of Grant Thornton LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2020 (Proposal 3); and “FOR” the approval, on an advisory, non-binding basis, of the continuation of the Company’s Tax Benefits Preservation Plan dated April 30, 2020 (Proposal 4).

Who is Firefly?

Firefly Value Partners, LP, FVP Master Fund, L.P., FVP GP, LLC, Firefly Management Company GP, LLC, Ryan Heslop and Ariel Warszawski (the foregoing, “Firefly”) have notified the Company that they intend to nominate two director candidates for election at the Annual Meeting in opposition to two of the director candidates nominated by the Board. You may receive proxy solicitation materials from Firefly. The Company is not responsible for the accuracy of any information provided by or relating to Firefly or its nominees contained in proxy materials filed or disseminated by or on behalf of Firefly or any other statements that Firefly may make.

The Board unanimously recommends that you vote “FOR” the election of each of the nominees recommended by the Board on the enclosed GOLD proxy card. The Board strongly urges you not to sign or return any white proxy card sent to you by Firefly. Voting to “withhold” with respect to any of Firefly’s nominees on a white proxy card sent to you by Firefly is not the same as voting “for” the Board’s nominees because a vote to “withhold” with respect to any of Firefly’s nominees on Firefly’s white proxy card will revoke any GOLD proxy you may have previously submitted. To support the Board’s nominees, you should vote “FOR” the Board’s nominees on the GOLD proxy card, and disregard, and not return, any white proxy card sent to you by Firefly. If you have previously voted using a white proxy card sent to you by Firefly, you can subsequently revoke that vote by signing, dating and returning the enclosed GOLD proxy card in the postage-paid envelope provided, or by following the instructions on the GOLD proxy card to vote by telephone or by Internet. Only your latest dated proxy will count.

What should I do if I receive a proxy card or other proxy materials from Firefly?

Firefly has notified the Company that they intend to nominate two director candidates for election at the Annual Meeting in opposition to two of the candidates recommended by the Board. Firefly has since filed preliminary proxy materials with the SEC indicating their intent to solicit proxies in support of the two directors nominated by Firefly for election to the Board. You may receive proxy solicitation materials from Firefly. The Company is not responsible for the accuracy of any information provided by or relating to Firefly or its nominees contained in proxy materials filed or disseminated by or on behalf of Firefly or any other statements that Firefly may make.

2020 PROXY STATEMENT 83

about the annual meeting

The Board unanimously recommends that you vote “FOR” the election of each of the nominees recommended by the Board on the enclosed GOLD proxy card. The Board strongly urges you to disregard any proxy materials or white proxy card sent to you by Firefly. Voting to “withhold” with respect to any of Firefly’s nominees on a white proxy card sent to you by Firefly is not the same as voting “for” the Board’s nominees because a vote to “withhold” with respect to any of Firefly’s nominees on a white proxy card will revoke any GOLD proxy card you may have previously submitted. To support the Board’s nominees, you should vote “FOR” the Board’s nominees on the enclosed GOLD proxy card and disregard, and not return, any white proxy card sent to you by Firefly. If you have previously voted using a proxy card sent to you by Firefly, you can subsequently revoke that vote by signing, dating and returning the enclosed GOLD proxy card in the postage-paid envelope provided, or by following the instructions on the GOLD proxy card to vote by telephone or by Internet. Only your latest dated proxy will count.

If you have any questions or need assistance voting, please contact Morrow Sodali LLC (“Morrow”), our proxy solicitor assisting us in connection with the Annual Meeting. Stockholders may call toll free at (800) 662-5200. Banks and brokers may call collect at (203) 658-9400.

Could other matters be decided at the Annual Meeting?

We have not received any stockholder proposals and are not aware of any other matters that are expected to come before the Annual Meeting other than those described in this proxy statement. If any other matter should be presented at the Annual Meeting upon which a vote may be properly taken, shares represented by all GOLD proxy cards received by the Board will be voted with respect thereto at the discretion of the person or persons named as proxies on the enclosed GOLD proxy card.

Who can attend the Annual Meeting?

Only the Company’s stockholders or their duly authorized and constituted proxies may attend the Annual Meeting. Proof of ownership of our common stock must be presented in order to be admitted to the Annual Meeting. After the chairman of the meeting opens the Annual Meeting, further entry will be prohibited.

Due to the public health impact of the novel coronavirus outbreak, the Company is planning for the possibility that the Annual Meeting may be held at a different location or held solely by means of remote communication. If we take this step, we will announce the decision to do so in advance, and details on how to participate will be set forth in a press release issued by the Company and available in the “News—Press Releases” section of our website at www.gulfportenergy.com.

No cameras, recording equipment, electronic devices, large bags, briefcases or packages will be permitted in the Annual Meeting. The use of mobile phones during the Annual Meeting is also prohibited.

What do I need to bring to attend the Annual Meeting?

All persons attending the Annual Meeting will be required to present a valid government-issued picture identification, such as a driver’s license or passport, and proof of ownership of our common stock to gain admittance to the Annual Meeting. If you are a beneficial stockholder and you plan to attend the Annual Meeting in person, you must bring a brokerage statement, the proxy card mailed to you by your bank, broker or other nominee or other proof of ownership as of the close of business on [X], 2020, the record date, to be admitted to the Annual Meeting. Otherwise, proper documentation of a duly authorized and constituted proxy must be presented. This proof can be a brokerage statement or letter from a broker, bank or other nominee indicating ownership on the record date, a proxy card, or a valid, legal proxy provided by your broker, bank or other nominee. IF YOU DO NOT HAVE VALID PICTURE IDENTIFICATION AND PROOF THAT YOU OWN SHARES OF OUR COMMON STOCK, YOU MAY NOT BE ADMITTED INTO THE MEETING.

How can I access the Company’s proxy materials and annual report?

The notice of the Annual Meeting, this proxy statement and the Company’s 2019 Annual Report are first being mailed to stockholders on or about [X], 2020. Additionally, the notice of the Annual Meeting, this proxy statement and the Company’s 2019 Annual Report to Stockholders are available electronically on the Company’s website at www.gulfportenergy.com/proxy.

84 2020 PROXY STATEMENT

about the annual meeting

Where can I find the results of the Annual Meeting?

We intend to announce preliminary voting results at the Annual Meeting and intend to publish final results in a Current Report on Form 8-K, which we will file with the SEC within four business days after the Annual Meeting.

Who can help answer any other questions I may have?

If you have any questions or require any assistance with voting your shares, or if you need additional copies of the proxy materials, please contact:

Morrow Sodali LLC
470 West Avenue

Stamford, CT 06902
Stockholders may call toll-free: (800) 662-5200
Banks and Brokers may call collect: (203) 658-9400

Email: GPOR@investor.morrowsodali.com

2020 PROXY STATEMENT 85

Availability of Form 10-K and Annual Report to Stockholders

SEC rules require us to provide an Annual Report to stockholders who receive this proxy statement. Additional copies of the Annual Report, along with copies of our Annual Report on Form 10-K for the fiscal year ended December 31, 2019, including the financial statements and the financial statement schedules, are available without charge to stockholders upon written request to Director of Investor Relations, Gulfport Energy Corporation, 3001 Quail Springs Parkway, Oklahoma City, Oklahoma 73134 or via the Internet at www.gulfportenergy.com. We will furnish the exhibits to our Annual Report on Form 10-K upon payment of our copying and mailing expenses.

86 2020 PROXY STATEMENT

HOUSEHOLDING

The SEC permits a single set of annual reports and proxy statements to be sent to any household at which two or more stockholders reside if they appear to be members of the same family, unless instructions have been received to the contrary. Each stockholder continues to receive a separate proxy card. This procedure, referred to as householding, reduces the volume of duplicate information stockholders receive and reduces our mailing and printing expenses.

If you would like to receive your own set of the annual report and proxy statement this year or in future years, follow the instructions described below, and we will promptly deliver a separate copy to you. Similarly, if you share an address with another Gulfport stockholder and together both of you would like to receive in the future only a single annual report and proxy statement, follow the instructions below:

•     If your shares of our common stock are registered in your own name, please contact our transfer agent, Computershare Trust Company, N.A., and inform them of your request by calling their toll-free number: (800) 962-4284 or by mail: Computershare Trust Company, N.A., 250 Royall Street, Canton, MA 02021.

•     If a broker or other nominee holds your shares, please contact your broker or nominee.

2020 PROXY STATEMENT 87

Other Matters

The Board of Directors does not intend to present any other items of business other than those stated in the notice of Annual Meeting. If any other matter should be presented at the Annual Meeting upon which a vote may be properly taken, shares represented by all GOLD proxy cards received by the Board will be voted with respect thereto at the discretion of the person or persons named as proxies on the enclosed GOLD proxy card.

88 2020 PROXY STATEMENT

Solicitation by THE Board OF DIRECTORS

Participants in the Solicitation

We are required by law to convene an annual meeting of our stockholders at which directors are elected. Because shares of our common stock are widely held, it would be impractical for our stockholders to meet physically in sufficient numbers to hold a meeting. Accordingly, the Company is soliciting proxies from our stockholders.

Under applicable SEC regulations, each of the Company’s directors, director nominees and certain executive officers of the Company are deemed to be “participants” in this proxy solicitation by virtue of their position as directors and director nominees of the Company or because they may be soliciting proxies on our behalf. For information about our directors, director nominees and certain of our executive officers and other employees who may be deemed to be “participants” in the solicitation, please see “Proposal 1 — Elections of Directors and Director Biographies” on page [19] of this proxy statement, “Beneficial Owners” on page [68] of this proxy statement and Annex A on page A-1 of this proxy statement. No general class of employee of the Company will be employed to solicit stockholders in connection with this proxy solicitation. However, in the course of their regular duties, employees may be asked to perform clerical or ministerial tasks in furtherance of this solicitation.

Expenses of Solicitation

U.S. federal securities laws require us to send you this proxy statement and any amendments or supplements thereto, and to specify the information required to be contained in it. The Company will bear the expenses of calling and holding the Annual Meeting and the solicitation of proxies therefor. These expenses will include, among other things, the costs of preparing, assembling, printing and mailing the proxy materials to stockholders of record and beneficial owners, and reimbursement paid to brokerage firms, banks and other fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy materials to stockholders and obtaining beneficial owners’ voting instructions. Proxies may be solicited in person, or via mail, telephone, facsimile or email.

As a result of the proxy solicitation by Firefly, we may incur additional costs in connection with our solicitation of proxies. We have retained Morrow to solicit proxies in connection with the Annual Meeting. Under our agreement with Morrow, Morrow will receive up to $[X] plus expenses. The Company has also agreed to indemnify Morrow against certain liabilities relating to, or arising out of, its retention. Morrow expects that approximately [X] of its employees will assist in the solicitation. Morrow will solicit proxies in person or by mail, telephone, facsimile or email. The Company’s aggregate expenses, including those of Morrow, our outside legal counsel and other outside advisors, related to this solicitation and in excess of expenses normally spent for an annual meeting in which there is not a proxy contest and salaries and wages of regular employees and officers, are currently estimated to be approximately $[X] of which approximately $[X] has been incurred as of the date of this proxy statement.

2020 PROXY STATEMENT 89

FORWARD-LOOKING STATEMENTS

This proxy statement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Exchange Act and the Private Securities Litigation Reform Act of 1995. All statements relating to events or results that may occur in the future, including, but not limited to, the Company’s future costs of solicitation, record or meeting dates, compensation arrangements, plans or amendments, Company policies, documents or amendments as well as capital and corporate structure (including major stockholders, Board structure and Board composition), are forward-looking statements.

Forward-looking statements generally can be identified by words such as “expect,” “will,” “change,” “intend,” “target,” “future,” “potential,” “estimate,” “anticipate,” “to be” and similar expressions. These statements are based on numerous assumptions and involve known and unknown risks, uncertainties and other factors that could significantly affect the Company’s operations and may cause the Company’s actual actions, results, financial condition, performance or achievements to be substantially different from any future actions, results, financial condition, performance or achievements expressed or implied by any such forward-looking statements. Those factors include, but are not limited to, the risks, uncertainties and factors indicated from time to time in the Company’s reports and filings with the SEC, including, without limitation, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, under the heading “Item 1A — Risk Factors,” the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 under the heading “Item 1A—Risk Factors” and the Company’s Current Report on Form 8-K filed on April 30, 2020 under the heading “Item 8.01—Other Events.”

Unless required by law, the Company does not intend, and undertakes no obligation, to update or publicly release any revision to any such forward-looking statements, whether as a result of the receipt of new information, the occurrence of subsequent events, a change in circumstances or otherwise. Each forward-looking statement contained in this proxy statement is specifically qualified in its entirety by the aforementioned factors. Readers are advised to carefully read this proxy statement in conjunction with the important disclaimers set forth above prior to reaching any conclusions or making any investment decisions, and not to place undue reliance on these forward-looking statements, which apply only as of the date of this proxy statement.

90 2020 PROXY STATEMENT

Submission of Future Stockholder Proposals

Under Rule 14a-8 under the Exchange Act (“Rule 14a-8”), a stockholder who intends to present a proposal for business at the 2021 Annual Meeting and who wishes the proposal to be included in the proxy statement and form of proxy for that meeting must submit the proposal in writing to our Corporate Secretary no later than [X], 2020. Such proposal must comply with the requirements of Rule 14a-8 under the Exchange Act and our Bylaws to be eligible for inclusion in the Company’s proxy materials.

If a stockholder wishes to submit a proposal for business or nomination of directors at the 2021 Annual Meeting other than in reliance on Rule 14a-8, in order for such proposal to be considered timely pursuant to our Charter and Bylaws, the stockholder’s notice must be delivered to or mailed and received by the Corporate Secretary at the principal executive offices of the Company not 60 days nor more than 90 days prior to the 2021 Annual Meeting, provided, however, that in the event that less than 70 days’ prior public disclosure of the date of the 2021 Annual Meeting is given or made to stockholders by the Company, notice by the stockholder to be timely must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the 2021 Annual Meeting was mailed or such public disclosure was made. At present, the Company has not announced a meeting date for the 2021 Annual Meeting. The Company expects to announce the date of the 2021 Annual Meeting and provide formal notice thereof in 2021.

You can obtain a copy of the Charter and Bylaws by writing to the Corporate Secretary at the address below, or from the SEC website at www.sec.gov (the Charter and Bylaws are filed as exhibits to our latest report on Form 10-K filed with the SEC on February 27, 2020).

All written proposals and inquiries for copies of the Charter and Bylaws should be directed to Patrick K. Craine, our General Counsel and Corporate Secretary, at Gulfport Energy Corporation, 3001 Quail Springs Parkway, Oklahoma City, Oklahoma 73134.

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ANNEX A ADDITIONAL Information Regarding Participants in this Proxy Solicitation

The following sets forth certain additional information about our directors, director nominees and certain of our officers who, under the rules of the SEC, are considered to be participants in our solicitation of proxies from our stockholders in connection with the Annual Meeting.

Directors and Nominees

The names of the Company’s directors and director nominees are set forth under “Election of Directors and Director Biographies (Proposal 1)” on page [19] of this proxy statement. The principal occupation or employment of our directors and director nominees, including the name of the corporation or other organization in which such employment is carried on, is also set forth above in the aforementioned section of the proxy statement. The principal occupation or employment of Deborah G. Adams, Alvin Bledsoe and Doug Johnson may be deemed director of the Company. The business address of each of our directors, except as stated in the next sentence, is c/o Gulfport Energy Corporation, 3001 Quail Springs Parkway, Oklahoma City, OK 73134. The principal business address of David L. Houston is 6301 Waterford Boulevard, Suite 410, Oklahoma City, OK 73118; the principal business address of Valerie Jochen is Harold Vance Department of Petroleum Engineering, Texas A&M University, 3116 TAMU, College Station, TX 77843; the principal business address of Ben T. Morris is 600 Travis Street 59th Floor, Houston, Texas 77002; the principal business address of John W. Somerhalder II is 1111 Louisiana Street, Houston, TX 77002; the principal business address of Samantha Holroyd is 1711 Maravilla Drive, Houston, TX 77055; and the principal business address of the Westerman Family Trusts and Westerman Interest Inc. is Bent Tree Tower II, 16479 Dallas Parkway, Suite 110 LB-14, Addison, TX 75001. [The principal business address of Samantha Holroyd is X ] The principal place of employment of Mr. Houston, Houston Financial, is a wealth management products and services company; the principal place of employment of Ms. Jochen, Texas A&M University, is an institution of higher education; the principal place of employment of Mr. Morris, Sanders Morris Harris, LLC., is a financial services and wealth management company; the principal place of employment of Mr. Somerhalder, CenterPoint Energy, is an electric and natural gas utility; the principal place of employment of Ms. Holroyd , Golden Advisory Services, LLC, is a consulting firm; and the principal places of employment of Mr. Westerman, Westerman Family Trusts and Westerman Interest, Inc., are both private wealth management vehicles.

Officers and Employees

The following executive officers are considered participants in the solicitation: David M. Wood (Chief Executive Officer, President and Director); Quentin R. Hicks (Executive Vice President, Chief Financial Officer) and Patrick K. Craine (Executive Vice President, General Counsel and Corporate Secretary). The business address for each person is c/o Gulfport Energy Corporation, 3001 Quail Springs Parkway, Oklahoma City, OK 73134.

Information Regarding Ownership of and Transactions in Company Securities by Participants

The amount of the Company’s securities beneficially owned by each director and named executive officer is set forth in the section of this proxy statement entitled “Beneficial Ownership” on page [68] of this proxy statement. A list of all purchases and sales of the Company’s securities made during the last two years by persons who are participants in the Company’s solicitation of proxies is set forth below. No part of the purchase price or market value of these securities is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.

Participant	Number of Shares of Common Stock	Date	Transaction Description
Samantha Holroyd	20,500	4/17/2020	Purchase
Paul D. Westerman	10,000	2/27/2018	Purchase
	10,000	5/29/2018	Purchase
	10,000	11/20/2018	Purchase
David M. Wood	40,000	8/30/2019	Purchase
	10,000	3/5/2019	Purchase
Quentin R. Hicks	15,000	8/30/2019	Purchase
Patrick K. Craine	15,000	8/30/2019	Purchase
2020 PROXY STATEMENT A-1

ANNEX A

Miscellaneous Information Concerning Participants

Except as described in this proxy statement and based on the information provided by each participant, no participant (1) beneficially owns (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, or owns of record but not beneficially, any shares of common stock or other securities of the Company or any of the Company’s subsidiaries or (2) has purchased or sold any securities of the Company within the past two years. Except as disclosed in this proxy statement, none of the participants’ associates beneficially owns, directly or indirectly, any of the Company’s securities. Except as described in this proxy statement, no participant has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon pursuant to this proxy statement, other than an interest, if any, as a stockholder of the Company, or with respect to a director nominee, as a nominee for director. Except as described in this proxy statement, neither the Company nor any participant, based on the information provided by each participant, is or has been within the past year a party to any contract, arrangement or understanding with any person with respect to any of the Company’s securities, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits or the giving or withholding of proxies. Except as described in the proxy statement, no participant knows of any arrangements, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change in control of the Company.

Except as described in this proxy statement, none of the Company, the participants or any of associates of the participants has or will have (1) a direct or indirect material interest in any transaction since the beginning of the Company’s last fiscal year or any currently proposed transactions to which the Company was or is to be a party in which the amount involved exceeds $120,000 or (2) any arrangements or understandings with any person with respect to any future employment by the Company or its affiliates or with respect to any future transactions to which the Company or any of its affiliates will or may be a party. Except as described in this proxy statement and excluding any director or executive officer of the Company acting solely in that capacity, no person who is a party to an arrangement or understanding pursuant to which a nominee for election as director is proposed to be elected has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting.

Except as described in this proxy statement, there are no material proceedings, legal or otherwise, to which any participant, any officer or affiliate of the Company, any owner of record of beneficially of more than 5% of any class of voting securities of the Company, or any of associates of the foregoing is a party or has a material interest adverse to the Company or any of its subsidiaries. Other than as set forth in this proxy statement, neither the Company nor any other participant has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) during the past 10 years.

A-2 2020 PROXY STATEMENT

ANNEX B TAX BENEFITS PRESERVATION PLAN

TAX BENEFITS PRESERVATION PLAN

Gulfport Energy Corporation

and

Computershare Trust Company, N.A.

as Rights Agent

Dated as of April 30, 2020

ANNEX B
2020 PROXY STATEMENT B-i

ANNEX B

TAX BENEFITS PRESERVATION PLAN

This TAX BENEFITS PRESERVATION PLAN, dated as of April 30, 2020 (this “Agreement”), by and between Gulfport Energy Corporation, a Delaware corporation (the “Company”), and Computershare Trust Company, N.A., a national banking association, as rights agent (the “Rights Agent”).

W I T N E S S E T H:

WHEREAS, the Company has generated net operating losses for United States federal income tax purposes (“NOLs”) and certain other tax benefits may potentially provide valuable tax benefits to the Company, the Company desires to avoid an “ownership change” within the meaning of Section 382 (as defined below) and thereby preserve the ability to utilize fully such NOLs and certain other tax benefits and, in furtherance of such objective, the Company desires to enter into this Agreement; and

WHEREAS, on April 30, 2020 (the “Rights Dividend Declaration Date”), the board of directors of the Company (the “Board”) authorized and declared a dividend distribution of one right (a “Right”) for each share of Common Stock outstanding at the Close of Business on May 15, 2020 (the “Record Date”), each Right initially representing the right to purchase one one-thousandth of one share of Series B Junior Participating Preferred Stock of the Company having the rights, powers and preferences set forth in the form of Certificate of Designation attached hereto as Exhibit A, upon the terms and subject to the conditions hereinafter set forth, and has further authorized the issuance of one Right (as such number may hereinafter be adjusted pursuant to Section 11) for each share of Common Stock that shall become outstanding between the Record Date (whether originally issued or delivered from the Company’s treasury) and the earlier of the Distribution Time and the Expiration Time or, in certain circumstances provided in Section 22, after the Distribution Time.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

Section 1. Certain Definitions. For purposes of this Agreement, the following terms have the meanings indicated:

“Acquiring Person” shall mean any Person, which, together with all of its Related Persons, is the Beneficial Owner of 4.9% or more of the shares of Common Stock then outstanding, but shall exclude the Exempt Persons and any Grandfathered Persons.

Notwithstanding anything in this Agreement to the contrary, no Person shall become an “Acquiring Person”:

(i) as the result of an acquisition of shares of Common Stock by the Company which, by reducing the number of shares of Common Stock outstanding, increases the percentage of the shares of Common Stock Beneficially Owned by such Person, together with all of its Related Persons, to 4.9% or more of the shares of Common Stock then outstanding; provided, however, that if a Person, together with all of its Related Persons, becomes the Beneficial Owner of 4.9% or more of the shares of Common Stock then outstanding by reason of share acquisitions by the Company and, after such share acquisitions by the Company, becomes the Beneficial Owner of any additional shares of Common Stock (other than pursuant to a dividend or distribution paid or made by the Company on the outstanding Common Stock or pursuant to a split or subdivision of the outstanding Common Stock), then such Person shall be deemed to be an “Acquiring Person” unless, upon becoming the Beneficial Owner of such additional shares of Common Stock, such Person, together with all of its Related Persons, does not Beneficially Own 4.9% or more of the Common Stock then outstanding;

(ii) if (A) the Board determines that such Person has become an “Acquiring Person” inadvertently (including because (1) such Person was unaware that it Beneficially Owned a percentage of the then outstanding Common Stock that would otherwise cause such Person to be an “Acquiring Person” or (2) such Person was aware of the extent of its Beneficial Ownership of Common Stock but had no actual knowledge of the consequences of such Beneficial Ownership under this Agreement); and (B) such Person divests as promptly as practicable (as determined by the Board) a sufficient number of shares of Common Stock so that such Person would no longer be an “Acquiring Person”;

(iii) solely as a result of any unilateral grant of any security by the Company, or through the exercise of any options, warrants, rights or similar interests (including restricted stock) granted by the Company to its directors, officers or employees; provided, however, that if a Person, together with all of its Related Persons, becomes the Beneficial Owner of 4.9% or more of the shares of Common Stock then outstanding by reason of a unilateral grant of a security by the Company, or through the exercise of any options, warrants, rights or similar interests (including restricted stock) granted by the Company to its directors, officers and employees, then such Person shall nevertheless be deemed to be an “Acquiring Person” if, subject to clause (a)(ii) above, such Person, together with all of its Related Persons, thereafter becomes the Beneficial Owner of any additional shares of Common Stock (unless upon becoming the Beneficial Owner of additional

2020 PROXY STATEMENT B-1

ANNEX B

shares of Common Stock, such Person, together with all of its Related Persons, does not Beneficially Own 4.9% or more of the Common Stock then outstanding), except as a result of (A) a dividend or distribution paid or made by the Company on the outstanding Common Stock or a split or subdivision of the outstanding Common Stock or (B) the unilateral grant of a security by the Company, or through the exercise of any options, warrants, rights or similar interest (including restricted stock) granted by the Company to its directors, officers or employees;

(iv) by means of share purchases or issuances (including debt to equity exchanges), directly from the Company or indirectly through an underwritten offering of the Company, in a transaction approved by the Board; provided, however, that a Person shall be deemed to be an “Acquiring Person” if such Person (A) is or becomes the Beneficial Owner of 4.9% or more of the shares of Common Stock then outstanding following such transaction and (B) following such transaction, becomes the Beneficial Owner of any additional shares of Common Stock without the prior written consent of the Company and then Beneficially Owns 4.9% or more of the shares of Common Stock then outstanding;

(v) if such Person is a bona fide swaps dealer who has become an “Acquiring Person” as a result of its actions in the ordinary course of its business that the Board determines, in its sole discretion, were taken without the intent or effect of evading or assisting any other Person to evade the purposes and intent of this Agreement, or otherwise seeking to control or influence the management or policies of the Company.

Notwithstanding the foregoing definition of “Acquiring Person,” the Board may also determine that any Person is an “Acquiring Person” under this Agreement if such Person becomes the Beneficial Owner of 4.9% of the Common Stock of the Company then outstanding (as the term “stock” is defined in Treasury Regulations Sections 1.382-2(a)(3) and 1.382-2T(f)(18)).

“Act” shall mean the Securities Act of 1933, as amended.

“Adjustment Shares” shall have the meaning set forth in Section 11(a)(ii).

“Affiliate” shall have the meaning ascribed to such term in Rule 12b-2 of the Exchange Act Regulations as in effect on the date of this Agreement and, to the extent not included within the foregoing clause, shall also include, with respect to any Person, any other Person (other than an Exempt Person or a Grandfathered Person) whose shares of Common Stock would be deemed constructively owned by such first Person or otherwise aggregated with shares owned by such first Person, pursuant to the provisions of Section 382 and the Treasury Regulations; provided, however, that a Person will not be deemed to be an Affiliate of another Person solely because either or both Persons are or were directors or officers of the Company.

“Agreement” shall have the meaning set forth in the preamble to this Agreement.

“Associate” shall have the meaning ascribed to such term in Rule 12b-2 of the Exchange Act Regulations as in effect on the date of this Agreement and, to the extent not included within the foregoing clause, shall also include, with respect to any Person, any other Person (other than an Exempt Person or a Grandfathered Person) whose shares of Common Stock would be deemed constructively owned by such first Person or otherwise aggregated with shares owned by such first Person, pursuant to the provisions of Section 382 and the Treasury Regulations; provided, however, that a Person will not be deemed to be an Associate of another Person solely because either or both Persons are or were directors or officers of the Company.

A Person shall be deemed the “Beneficial Owner” of, and shall be deemed to “Beneficially Own” and have “Beneficial Ownership” of any securities (that are as such, “Beneficially Owned”):

(i) that such Person would be deemed to directly, indirectly or constructively own (as determined for purposes of Section 382 or the Treasury Regulations), including any coordinated acquisition of securities by any Persons who have a formal or informal understanding with respect to such acquisition (to the extent ownership of such securities would be attributed to such Persons under Section 382 and the Treasury Regulations);

(ii) that such Person or any of such Person’s Related Persons beneficially owns, directly or indirectly, as determined pursuant to Rule 13d-3 of the Exchange Act Regulations as in effect on the date of this Agreement;

(iii) that such Person or any of such Person’s Related Persons, directly or indirectly, has the right or obligation to acquire (whether such right is exercisable, or such obligation is required to be performed, immediately or only after the passage of time or the satisfaction of other conditions) pursuant to any agreement, arrangement or understanding (whether or not in writing and other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities) or upon the exercise of conversion rights, exchange rights, rights (other than the Rights), warrants or options, or otherwise; provided, however, that a Person shall not be deemed the “Beneficial

B-2 2020 PROXY STATEMENT

ANNEX B

Owner” of, or to “beneficially own,” (A) securities tendered pursuant to a tender or exchange offer made in accordance with the Exchange Act Regulations by or on behalf of such Person or any of such Person’s Related Persons until such tendered securities are accepted for purchase or exchange, (B) securities issuable upon exercise of Rights at any time prior to the occurrence of a Triggering Event, (C) securities issuable upon exercise of Rights from and after the occurrence of a Triggering Event which Rights were acquired by such Person or any such Person’s Related Persons prior to the Distribution Time or pursuant to Section 22 (the “Original Rights”) or pursuant to Section 11(i) in connection with an adjustment made with respect to any Original Rights or (D) securities which such Person or any of such Person’s Related Persons may acquire, does or do acquire or may be deemed to have the right to acquire, pursuant to any merger or other acquisition agreement between the Company and such Person (or one or more of such Person’s Related Persons), if such agreement has been approved by the Board prior to such Person’s becoming an Acquiring Person;

(iv) that such Person or any of such Person’s Related Persons, directly or indirectly, has the right to vote pursuant to any agreement, arrangement or understanding;

(v) that are Beneficially Owned, directly or indirectly, by any other Person (or any Related Person of such Person) with which such Person (or any of such Person’s Related Persons) has any agreement, arrangement or understanding (whether or not in writing and other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities); provided, however, that a Person shall not be deemed the “Beneficial Owner” of, or to “beneficially own,” any security if such agreement, arrangement or understanding (1) arises solely from a revocable proxy or consent given in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable provisions of the Exchange Act Regulations and (2) is not also then reportable by such Person on Schedule 13D under the Exchange Act (or any comparable or successor report); or

(vi) that are Beneficially Owned, directly or indirectly, by a Counterparty (or any of such Counterparty’s Related Persons) under any Derivatives Contract (without regard to any short or similar position under the same or any other Derivatives Contract) to which such Person or any of such Person’s Related Persons is a Receiving Party; provided, however, that the number of shares of Common Stock that a Person is deemed to Beneficially Own pursuant to this clause (vi) in connection with a particular Derivatives Contract shall not exceed the number of Notional Common Shares with respect to such Derivatives Contract; provided, further, that the number of securities Beneficially Owned by each Counterparty (including its Related Persons) under a Derivatives Contract shall, for purposes of this clause (vi) include all securities that are Beneficially Owned, directly or indirectly, by any other Counterparty (or any of such other Counterparty’s Related Persons) under any Derivatives Contract to which such first Counterparty (or any of such first Counterparty’s Related Persons) is a Receiving Party, with this proviso being applied to successive Counterparties as appropriate.

Nothing in this definition shall cause a Person engaged in business as an underwriter of securities to be the “Beneficial Owner” of, or to “beneficially own,” any securities acquired through such Person’s participation in good faith in a firm commitment underwriting until the expiration of forty (40) days after the date of such acquisition, and no officer or director of the Company shall be deemed to Beneficially Own any securities of any other Person solely by virtue of any actions that such officer or director takes in such capacity.

With respect to any Person, for all purposes of this Agreement, any calculation of the number of shares of Common Stock outstanding at any particular time, including for purposes of determining the particular percentage of the outstanding shares of Common Stock of which such Person is the Beneficial Owner, shall include the number of shares of Common Stock not outstanding at the time of such calculation that such Person is otherwise deemed to Beneficially Own for purposes of this Agreement, provided, however, that the number of shares of Common Stock not outstanding that such Person is otherwise deemed to Beneficially Own for purposes of this Agreement shall not be included for the purpose of computing the percentage of the outstanding shares of Common Stock Beneficially Owned by any other Person (unless such other Person is also deemed to Beneficially Own, for purposes of this Agreement, such shares of Common Stock not outstanding).

“Board” shall have the meaning set forth in the recitals of this Agreement.

“Business Day” shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

“Close of Business” on any given date shall mean 5:00 P.M., New York City time, on such date, provided, however, that if such date is not a Business Day, “Close of Business” shall mean 5:00 P.M., New York City time, on the next succeeding Business Day.

2020 PROXY STATEMENT B-3

ANNEX B

“Closing Price” in respect of any security for any day shall mean the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the Nasdaq or the NYSE or, if such shares of common stock (or other security) are not listed or admitted to trading on the Nasdaq or the NYSE, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which such shares of common stock (or other security) are listed or admitted to trading or, if such shares of common stock (or other security) are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the OTC Bulletin Board service or such other quotation system then in use, or, if on any such date such shares of common stock (or other security) are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such common stock (or other security) selected by the Board. If on any such date no such market maker is making a market in such common stock (or other security), the fair value of such common stock (or other security) on such date as determined in good faith by the Board shall be used.

“Code” means the Internal Revenue Code of 1986, as amended, or any successor statute.

“Common Stock” shall mean the common stock, par value $0.01 per share, of the Company and any other interest that the Board determines would be treated as “stock” of the Company for purposes of Section 382 of the Code (including Treasury Regulation Section 1.382-2T(f)(18)) in this Agreement in which such meaning is necessary in order to ensure that this Agreement is effective in preserving the Company’s NOLs and certain other tax benefits.

“Common Stock Equivalents” shall have the meaning set forth in Section 11(a)(iii).

“Company” shall have the meaning set forth in the preamble to this Agreement.

“Counterparty” shall have the meaning set forth in the definition of “Derivatives Contract.”

“Current Market Price” shall have the meaning set forth in Section 11(d)(i).

“Current Value” shall have the meaning set forth in Section 11(a)(iii).

“Derivatives Contract” shall mean a contract, including all related documentation, between two parties (the “Receiving Party” and the “Counterparty”) that is designed to produce economic benefits and risks to the Receiving Party that correspond substantially to the ownership by the Receiving Party of a number of shares of Common Stock specified or referenced in such contract (the number corresponding to such economic benefits and risks, the “Notional Common Shares”), regardless of whether obligations under such contract are required or permitted to be settled through the delivery of cash, shares of Common Stock or other property, without regard to any short position under the same or any other Derivatives Contract. For the avoidance of doubt, interests in broad-based index options, broad-based index futures and broad-based publicly traded market baskets of stocks approved for trading by the appropriate federal governmental authority shall not be deemed “Derivatives Contracts.”

“Distribution Time” shall mean the earlier of (i) the Close of Business on the tenth (10th) day after the Stock Acquisition Date (or, if the tenth (10th) day after the Stock Acquisition Date occurs before the Record Date, the Close of Business on the Record Date) or (ii) the Close of Business on the tenth (10th) Business Day (or, if such tenth (10th) Business Day occurs before the Record Date, the Close of Business on the Record Date), or such later date as may be determined by action of the Board prior to such time as any Person becomes an Acquiring Person, after the date that a tender or exchange offer by any Person (other than any Exempt Person) is first published or sent or given within the meaning of Rule 14d-2(a) of the Exchange Act Regulations, if upon consummation thereof, such Person would become an Acquiring Person.

“Equivalent Preferred Stock” shall have the meaning set forth in Section 11(b).

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Exchange Act Regulations” shall mean the general rules and regulations promulgated under the Exchange Act.

“Exchange Ratio” shall have the meaning set forth in Section 24(a).

“Exempt Person” shall mean (i) the Company or any of its Subsidiaries, (ii) any officer, director or employee of the Company or any of its Subsidiaries solely in respect of such Person’s status or authority as such (including any fiduciary capacity), (iii) any employee benefit plan of the Company or of any Subsidiary of the Company or any entity or trustee holding (or acting in a fiduciary capacity in respect of) shares of capital stock of the Company for or pursuant to the terms of any such plan, or for the

B-4 2020 PROXY STATEMENT

ANNEX B

purpose of funding other employee benefits for employees of the Company or any Subsidiary of the Company or (iv) any other Person (together with all of its Related Persons) whose Beneficial Ownership of 4.9% or more of the then-outstanding shares of Common Stock will not jeopardize or endanger the availability to the Company of any Tax Benefit, as determined by the Board in its sole discretion prior to the time any Person becomes an Acquiring Person, provided, however, that such Person will cease to be an Exempt Person if the Board subsequently makes a contrary determination in its sole discretion, regardless of the reason for such contrary determination.

“Exemption Request” shall have the meaning set forth in Section 32.

“Exercise Price” shall have the meaning set forth in Section 4(a).

“Expiration Time” shall have the meaning set forth in Section 7(a).

“Final Expiration Time” shall have the meaning set forth in Section 7(a).

“Flip-in Event” shall have the meaning set forth in Section 11(a)(ii).

“Flip-in Trigger Date” shall have the meaning set forth in Section 11(a)(iii).

“Flip-over Event” shall have the meaning set forth in Section 13(a).

“Flip-over Party” shall have the meaning set forth in Section 13(b).

“Flip-over Stock” shall mean the capital stock (or similar equity interest) with the greatest voting power in respect of the election of directors (or other Persons similarly responsible for the direction of the business and affairs) of the Flip-over Party.

“Grandfathered Person” shall mean (x) any Person who or which, together with all of such Person’s Related Persons, is, as of immediately prior to the first public announcement of the adoption of this Agreement, the Beneficial Owner of 4.9% or more of the shares of Common Stock then outstanding and (y) any Person who or which becomes the Beneficial Owner of 4.9% or more of the shares of Common Stock then outstanding as a result of the acquisition of Beneficial Ownership of shares of Common Stock from an individual described in the preceding clause (x) if such acquisition occurs upon such individual’s death pursuant to such individual’s will or pursuant to a charitable trust created by such individual for estate planning purposes. A Person ceases to be a “Grandfathered Person” if and when (i) such Person becomes the Beneficial Owner of less than 4.9% of the shares of Common Stock then outstanding or (ii) such Person increases such Person’s Beneficial Ownership of shares of Common Stock to an amount equal to or greater than the greater of (A) 4.9% of the shares of Common Stock then outstanding and (B) the sum of (1) the lowest Beneficial Ownership of such Person as a percentage of the shares of Common Stock outstanding as of any time from and after the first public announcement of the adoption of this Agreement (other than as a result of an acquisition of shares of Common Stock by the Company) plus (2) one share of Common Stock. The foregoing definition shall grandfather the security or instrument underlying such Beneficial Ownership only in the type and form as of the date of this Agreement and shall not grandfather any subsequent change, modification, swap or exchange of such security or instrument into a different type or form of security or instrument (unless such change, modification, swap or exchange is contemplated explicitly by the terms of such security or instrument). For the avoidance of doubt, the swap or exchange of contracts for differences for shares of Common Stock or other equity securities of the Company shall not be grandfathered under this Agreement.

“Nasdaq” shall mean the Nasdaq Stock Market.

“NOLs” shall have the meaning set forth in the recitals of this Agreement.

“Notional Common Shares” shall have the meaning set forth in the definition of “Derivatives Contract.”

“NYSE” shall mean the New York Stock Exchange.

“Person” shall mean any individual, partnership, firm, corporation, limited liability company, association, trust, limited liability partnership or other entity, or a group of Persons making a “coordinated acquisition” of shares or otherwise treated as an entity within the meaning of Section 1.382-3(a)(1) of the Treasury Regulations, and shall include any successor (by merger or otherwise) of such individual or entity, but shall not include a “Public Group” (as such term is defined in Section 1.382-2T(f)(13) of the Treasury Regulations).

“Preferred Stock” shall mean the Series B Junior Participating Preferred Stock, par value $0.01 per share, of the Company having the designations, rights and preferences set forth in the form of certificate of designation attached to this Agreement

2020 PROXY STATEMENT B-5

ANNEX B

as Exhibit A, and, to the extent that there is not a sufficient number of shares of Series B Junior Participating Preferred Stock authorized to permit the full exercise of the Rights, any other series of preferred stock, par value $0.01 per share, of the Company designated for such purpose containing terms substantially similar to the terms of the Series B Junior Participating Preferred Stock. “Receiving Party” shall have the meaning set forth in the definition of “Derivatives Contract.”

“Record Date” shall have the meaning set forth in the recitals of this Agreement.

“Redemption Period” shall have the meaning set forth in Section 23(a).

“Redemption Price” shall have the meaning set forth in Section 23(a).

“Related Person” shall mean, as to any Person, any Affiliate or Associate of such Person.

“Requesting Person” shall have the meaning set forth in Section 32.

“Right” shall have the meaning set forth in the recitals of this Agreement.

“Rights Agent” shall have the meaning set forth in the preamble to this Agreement.

“Rights Certificate” shall have the meaning set forth in Section 3(b).

“Rights Dividend Declaration Date” shall have the meaning set forth in the recitals of this Agreement.

“Section 382” shall mean Section 382 of the Code or any successor or replacement provision.

“Spread” shall have the meaning set forth in Section 11(a)(iii).

“Stock Acquisition Date” shall mean the first date of public announcement (which, for purposes of this definition, shall include a report filed pursuant to Section 13(d) under the Exchange Act) by the Company or an Acquiring Person indicating that an Acquiring Person has become such, or such other date, as determined by the Board, on which a Person has become an Acquiring Person.

“Subsidiary” shall mean, with reference to any Person, any Person of which (i) a majority of the voting power of the voting securities or equity interests is Beneficially Owned, directly or indirectly, by such first-mentioned Person or otherwise controlled by such first-mentioned Person or (ii) an amount of voting securities or equity interests sufficient to elect at least a majority of the directors (or other Persons similarly responsible for the direction of the business and affairs of such other Person) of such corporation or other Person is Beneficially Owned, directly or indirectly, by such Person, or otherwise controlled by such Person.

“Substitution Period” shall have the meaning set forth in Section 11(a)(iii).

“Summary of Rights” shall have the meaning set forth in Section 3(c).

“Tax Benefits” shall mean NOLs, capital loss carryovers, general business credit carryovers, alternative minimum tax credit carryovers, foreign tax credit carryovers, any loss or deduction attributable to a “net unrealized built-in loss” within the meaning of Section 382, and any other attribute the benefit of which is subject to possible limitation under Section 382.

“Trading Day” shall mean a day on which the principal national securities exchange on which shares of an issuer’s common stock (or other security) are listed or admitted to trading is open for the transaction of business or, if such shares of common stock (or other security) are not listed or admitted to trading on any national securities exchange, a Business Day.

“Treasury Regulations” shall mean final, temporary and proposed tax regulations promulgated under the Code, including any amendments thereto.

“Triggering Event” shall mean a Flip-in Event or a Flip-over Event.

“Trust” shall have the meaning set forth in Section 24(a).

“Trust Agreement” shall have the meaning set forth in Section 24(a).

Section 2. Appointment of Rights Agent. The Company hereby appoints the Rights Agent to act as agent for the Company in accordance with the express terms and conditions of this Agreement (and no implied terms and conditions), and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such co-Rights Agents as it may deem necessary

B-6 2020 PROXY STATEMENT

ANNEX B

or desirable (the term “Rights Agent” being used herein to refer, collectively, to the Rights Agent together with any such co-Rights Agents), upon ten (10) days’ prior written notice to the Rights Agent. In the event the Company appoints one or more co-Rights Agents, the respective duties of the Rights Agent and any co-Rights Agents shall be as the Company reasonably determines, provided that such duties are consistent with the terms and conditions of this Agreement and that contemporaneously with such appointment the Company shall notify, in writing, the Rights Agent and any co-Rights Agents of any such duties. The Rights Agent shall have no duty to supervise, and shall in no event be liable for, the acts or omissions of any such co-Rights Agents.

Section 3. Issuance of Rights Certificates.

(a) Until the earlier of the Distribution Time and the Expiration Time, (i) with respect to shares of Common Stock outstanding as of the Record Date, or which become outstanding subsequent to the Record Date, the Rights shall be evidenced by the certificates for shares of Common Stock registered in the names of the holders of shares of Common Stock (or, in the case of uncertificated shares of Common Stock, by the book-entry account that evidences record ownership of such shares) (which certificates or book entries for Common Stock shall be deemed also to be certificates or book entries for Rights), and not by separate certificates (or book entries), (ii) the surrender for transfer of any certificate representing shares of Common Stock (or, in the case of uncertificated shares of Common Stock, the effectuation of a book-entry transfer of such shares of Common Stock) in respect of which Rights have been issued shall also constitute the transfer of the Rights associated with such shares of Common Stock and (iii) the Rights shall be transferable only in connection with the transfer of the underlying shares of Common Stock. As of and after the Distribution Time, the Rights shall be evidenced solely by such Rights Certificates, and the Rights Certificates and the Rights shall be transferable separately from the Common Stock.

(b) The Company shall promptly notify the Rights Agent of a Distribution Time and request its transfer agent (if such transfer agent is not the Rights Agent) to give the Rights Agent a stockholder list together with all other relevant information. As soon as practicable after the Rights Agent is notified of the Distribution Time and receives such information, the Rights Agent shall send by first-class, insured, postage prepaid mail, to each record holder of the Common Stock as of the Close of Business on the Distribution Time, at the address of such holder shown on the records of the Company, one or more Rights certificates, in substantially the form of Exhibit B (the “Rights Certificates”), evidencing one Right for each share of Common Stock so held, subject to adjustment as provided herein. To the extent that a Flip-in Event has also occurred, the Company may implement such procedures, as it deems appropriate in its sole discretion (but which do not affect the rights, duties, liabilities or responsibilities of the Rights Agent), to minimize the possibility that Rights Certificates are received by Persons whose Rights would be null and void under Section 7(e) and provide reasonably prompt written notice thereof to the Rights Agent. In the event that any adjustment in the number of Rights per share of Common Stock has been made pursuant to Section 11, at the time of distribution of the Rights Certificates, the Company shall make the necessary and appropriate rounding adjustments (in accordance with Section 14(a)) so that Rights Certificates representing only whole numbers of Rights are distributed and cash is paid in lieu of any fractional Rights.

(c) The Company shall make available, as promptly as practicable, a copy of a Summary of Rights, in substantially the form attached as Exhibit C (the “Summary of Rights”), to any holder of Rights who may so request from time to time prior to the Expiration Time.

(d) Rights shall be issued in respect of all shares of Common Stock that are issued (whether originally issued or from the Company’s treasury) after the Record Date but prior to the earlier of the Distribution Time or the Expiration Time or, in certain circumstances provided in Section 22, after the Distribution Time. Certificates representing such shares of Common Stock shall also be deemed to be certificates for Rights, and shall bear a legend substantially in the following form:

“[This certificate] [These shares] also evidence[s] and entitle[s] the holder hereof to certain rights (the “Rights”) as set forth in the Tax Benefits Preservation Plan by and between Gulfport Energy Corporation, a Delaware corporation (the “Company”) and Computershare Trust Company, N.A. dated as of April 30, 2020, as the same may be amended from time to time (the “Tax Benefits Preservation Plan”), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Company. Under certain circumstances, as set forth in the Tax Benefits Preservation Plan, such Rights shall be evidenced by separate certificates and will no longer be evidenced by [this certificate] [these shares]. The Company will mail to the holder of [this certificate] [these shares] a copy of the Tax Benefits Preservation Plan, as in effect on the date of mailing, without charge, upon receipt of a written request therefor.

Under certain circumstances set forth in the Tax Benefits Preservation Plan, Rights that are Beneficially Owned by any Person who or which is, was or becomes an Acquiring Person or any Related Persons thereof or specified transferees of such Acquiring Person (or Related Person thereof) (as such terms are defined in the Tax Benefits Preservation Plan) whether currently held by or on behalf of such Person or by any subsequent holder, may become null and void and will no longer be transferable.”

2020 PROXY STATEMENT B-7

ANNEX B

With respect to any book-entry shares of Common Stock, such legend shall be included in a notice to the record holder of such shares to the extent required by applicable law. With respect to certificated shares of Common Stock containing the foregoing legend, or any notice of the foregoing legend delivered to record holders of book-entry shares, until the earlier of (i) the Distribution Time or (ii) the Expiration Time, the Rights associated with such shares of Common Stock represented by such stock certificates or registered in book-entry form shall be evidenced by such certificates alone, or such registration in book-entry form alone, and registered holders of such shares of Common Stock shall also be the registered holders of the associated Rights, and the transfer of any of such shares of Common Stock represented by such certificates or book-entries shall also constitute the transfer of the Rights associated with the shares of Common Stock represented by such certificates or book entries. In the event the Company purchases or acquires any shares of Common Stock after the Record Date but prior to the Distribution Time, any Rights associated with such shares shall be deemed cancelled and retired so that the Company shall not be entitled to exercise any Rights associated with shares of Common Stock that are no longer outstanding. The omission of any legend described in this Section 3 shall not affect the status, validity or enforceability of any part of this Agreement or the rights of any holder of the Rights.

Section 4. Form of Rights Certificates.

(a) The Rights Certificates (and the forms of election to purchase and of assignment to be printed on the reverse thereof), when and if issued, shall each be substantially in the form set forth in Exhibit B and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate (but which do not affect the rights, duties, liabilities or responsibilities of the Rights Agent) and as are not inconsistent with this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Rights may from time to time be listed, or to conform to customary usage. Subject to Section 11 and Section 22, the Rights Certificates, whenever distributed, shall be dated as of the Record Date or, in the case of Rights with respect to shares of Common Stock issued or becoming outstanding after the Record Date, the same date as the date of the stock certificate evidencing such shares (or, with respect to uncertificated shares of Common Stock, the date of the issuance of such shares of Common Stock indicated in the books of the registrar and transfer agent), and on their face shall entitle the holders thereof to purchase such number of one one-thousandths of a share of Preferred Stock as shall be set forth therein at the price set forth therein (such exercise price per one one-thousandth of a share, the “Exercise Price”), but the amount and type of securities purchasable upon the exercise of each Right and the Exercise Price thereof shall be subject to adjustment from time to time as provided in Section 11 and Section 13(a).

(b) Any Rights Certificate issued pursuant to Section 3(a), Section 11(a)(ii) or Section 22 that represents Rights Beneficially Owned by any Person known to be (i) an Acquiring Person or any Related Person of an Acquiring Person, (ii) a transferee of an Acquiring Person (or of any such Related Person) who becomes a transferee after the Acquiring Person becomes such or (iii) a transferee of an Acquiring Person (or of any such Related Person) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person (or any Related Person thereof) to holders of equity interests in such Acquiring Person (or any Related Person thereof) or to any Person with whom such Acquiring Person (or any Related Person thereof) has any continuing agreement, arrangement or understanding regarding the transferred Rights or (B) a transfer which the Board has determined is part of a plan, arrangement or understanding which has as a primary purpose or effect of avoidance of Section 7(e), and any Rights Certificate issued pursuant to Section 6 or Section 11 upon transfer, exchange, replacement or adjustment of any other Rights Certificate referred to in this sentence, shall contain (to the extent feasible) the following legend:

“The Rights represented by this Rights Certificate are or were Beneficially Owned by a Person who was or became an Acquiring Person or a Related Person of an Acquiring Person (as such terms are defined in the Tax Benefits Preservation Plan dated as of April 30, 2020, by and between Gulfport Energy Corporation and Computershare Trust Company, N.A. (the “Tax Benefits Preservation Plan”)). Accordingly, this Rights Certificate and the Rights represented hereby may become null and void in the circumstances specified in Section 7(e) of such Tax Benefits Preservation Plan.”

The absence of the foregoing legend on any Rights Certificate shall in no way affect any of the other provisions of this Agreement, including the provisions of Section 7(e). The Company shall instruct the Rights Agent in writing of the Right that should be so legended. The Company shall give written notice to the Rights Agent as soon as practicable after it becomes aware of the existence and identity of any Acquiring Person or any Related Person thereof.

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ANNEX B

Section 5. Countersignature and Registration.

(a) The Rights Certificates shall be executed on behalf of the Company by its Chairman of the Board, Chief Executive Officer, President, Chief Financial Officer, General Counsel, Corporate Secretary or any Assistant Secretary of the Company, or any other officer of the Company, either manually or by facsimile or other electronic signature. The Rights Certificates shall have affixed thereto the Company’s corporate seal (or a facsimile thereof), and shall be attested by the Company’s Secretary. The Rights Certificates shall be countersigned manually or by facsimile or other electronic signature by the Rights Agent and shall not be valid for any purpose unless so countersigned. In case any officer of the Company who shall have signed or attested any of the Rights Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Rights Certificates, nevertheless, may be countersigned by the Rights Agent and issued and delivered by the Company with the same force and effect as though the Person who signed or attested such Rights Certificates had not ceased to be such officer of the Company; and any Rights Certificates may be signed or attested on behalf of the Company by any Person who, at the actual date of the execution of such Rights Certificate, shall be a proper officer of the Company to sign or attest such Rights Certificate, although at the date of the execution of this Agreement any such Person was not such an officer.

(b) Following the Distribution Time, the Rights Agent shall keep or cause to be kept, at its offices designated as the appropriate place for surrender of Rights Certificates upon exercise or transfer, books for registration and transfer of the Rights Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Rights Certificates, the number of Rights evidenced on its face by each of the Rights Certificates and the certificate number and the date of each of the Rights Certificates.

Section 6. Transfer, Split Up, Combination and Exchange of Rights Certificates; Mutilated, Destroyed, Lost or Stolen Rights Certificates.

(a) Subject to Section 4(b), Section 7(e) and Section 14, at any time after the Close of Business on the Distribution Time, and at or prior to the Close of Business on the Expiration Time, any Rights Certificate (other than Rights Certificates representing Rights that have become null and void pursuant to Section 7(e), that have been redeemed pursuant to Section 23 or that have been exchanged pursuant to Section 24) may be transferred, split up, combined or exchanged for another Rights Certificate, entitling the registered holder to purchase a like number of one one-thousandths of a share of Preferred Stock (or, following a Triggering Event, Common Stock, other securities, cash or other assets, as the case may be) as the Rights Certificate surrendered then entitled such holder (or former holder in the case of a transfer) to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Rights Certificate shall make such request in writing delivered to the Rights Agent, and shall surrender the Rights Certificate to be transferred, split up, combined or exchanged at the offices of the Rights Agent designated for such purpose. Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer, split up, combination or exchange of any such surrendered Rights Certificate until the registered holder has properly completed and duly executed the certificate contained in the form of assignment on the reverse side of such Rights Certificate accompanied by a signature guarantee and such other documentation as the Rights Agent reasonably requests. Thereupon the Rights Agent shall, subject to Section 4(b), Section 7(e), Section 14 and Section 24, countersign and deliver to the Person entitled thereto a Rights Certificate or Rights Certificates, as the case may be, as so requested. The Company may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of Rights Certificates. If and to the extent the Company does require payment of any such taxes or charges, the Company shall give the Rights Agent prompt written notice thereof and the Rights Agent shall not deliver any Rights Certificate unless and until it is satisfied that all such payments have been made, and the Rights Agent shall forward any such sum collected by it to the Company or to such Persons as the Company specifies by written notice. The Rights Agent shall have no duty or obligation to take any action with respect to a Rights holder under this Agreement that requires the payment by such Rights holder of applicable taxes and/or charges unless and until the Rights Agent is satisfied that all such taxes and/or charges have been paid.

(b) Upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a valid Rights Certificate, and, in case of loss, theft or destruction, of indemnity or security satisfactory to them, and reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Rights Certificates if mutilated, the Company shall prepare, execute and deliver a new Rights Certificate of like tenor to the Rights Agent for countersignature and delivery to the registered owner in lieu of the Rights Certificate so lost, stolen, destroyed or mutilated.

2020 PROXY STATEMENT B-9

ANNEX B

(c) Notwithstanding any other provision hereof, the Company and the Rights Agent may amend this Agreement to provide for uncertificated Rights in addition to or in lieu of Rights evidenced by Rights Certificates, to the extent permitted by applicable law.

Section 7. Exercise of Rights; Exercise Price; Expiration Time of Rights.

(a) Subject to Section 7(e), the registered holder of any Rights Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein including the restrictions on exercisability set forth in Section 7(c), Section 9(c), Section 11(a)(iii) and Section 23(a)) in whole or in part at any time after the Distribution Time upon surrender of the Rights Certificate, with the form of election to purchase and the certificate on the reverse side thereof properly completed and duly executed, to the Rights Agent at the offices of the Rights Agent designated for such purpose, accompanied by a signature guarantee and such other documentation as the Rights Agent may reasonably request together with payment of the aggregate Exercise Price with respect to the total number of one one-thousandths of a share of Preferred Stock (or Common Stock, other securities, cash or other assets, as the case may be) as to which such surrendered Rights are then exercisable, at or prior to the earliest of (i) the Close of Business on April 29, 2021 (the “Final Expiration Time”), (ii) the time at which the Rights are redeemed as provided in Section 23, (iii) the time at which such Rights are exchanged pursuant Section 24, (iv) the closing of any merger or other acquisition transaction involving the Company pursuant to an agreement of the type described in Section 13(f), at which time, the Rights are terminated and (v) the time at which the Board determines that the NOLs are utilized in all material respects or that an ownership change under Section 382 would not adversely impact in any material respect the time period in which the Company could use the NOLs, or materially impair the amount of the NOLs that could be used by the Company in any particular time period, for applicable tax purposes (the earliest of (i), (ii), (iii), (iv) and (v) being herein referred to as the “Expiration Time”).

(b) The Exercise Price for each one one-thousandth of a share of Preferred Stock pursuant to the exercise of a Right shall initially be $8.00, and shall be subject to adjustment from time to time as provided in Section 11 and Section 13(a) and shall be payable in accordance with Section 7(c).

(c) Upon receipt of a Rights Certificate representing exercisable Rights, with the form of election to purchase and the certificate properly completed and duly executed, accompanied by payment, with respect to each Right so exercised, of the Exercise Price per one one-thousandth of a share of Preferred Stock (or other shares, securities, cash or other assets, as the case may be) to be purchased as set forth below and an amount equal to any applicable transfer tax or charge required to be paid by the holder of the Rights Certificate in accordance with Section 9(e), the Rights Agent shall, subject to Section 20(l), thereupon promptly (i) (A) requisition from any transfer agent of the shares of Preferred Stock (or make available, if the Rights Agent is the transfer agent for such shares) certificates for the total number of one one-thousandths of a share of Preferred Stock (or fractions of shares that are integral multiples of one one-thousandth of a share of Preferred Stock) to be purchased and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests, or (B) if the Company has elected to deposit the total number of shares of Preferred Stock issuable upon exercise of the Rights hereunder with a depositary agent, requisition from the depositary agent depositary receipts representing such number of one one-thousandths of a share of Preferred Stock as are to be purchased (in which case certificates for the shares of Preferred Stock represented by such receipts shall be deposited by the transfer agent with the depositary agent) and the Company shall direct the depositary agent to comply with such request, (ii) requisition from the Company the amount of cash, if any, to be paid in lieu of fractional shares in accordance with Section 14, (iii) after receipt of such certificates or depositary receipts, cause the same to be delivered to or upon the order of the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder, and (iv) after receipt thereof, deliver such cash, if any, to or upon the order of the registered holder of such Rights Certificate. The payment of the Exercise Price (as such amount may be reduced pursuant to Section 11(a)(iii)) shall be made in cash or by certified bank check or bank draft payable to the order of the Company. In the event that the Company is obligated to issue other securities (including Common Stock) of the Company, pay cash and/or distribute other property pursuant to Section 11(a), the Company shall make all arrangements necessary so that such other securities, cash and/or other property are available for distribution by the Rights Agent, if and when necessary to comply with the terms of this Agreement, and until so received, the Rights Agent shall have no duties or obligations with respect to such securities, cash and/or property. The Company reserves the right to require prior to the occurrence of a Triggering Event that, upon any exercise of Rights, a number of Rights be exercised so that only whole shares of Preferred Stock would be issued.

(d) In case the registered holder of any Rights Certificate exercises less than all the Rights evidenced thereby, a new Rights Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent and delivered to, or upon the order of, the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder, subject to Section 14.

B-10 2020 PROXY STATEMENT

ANNEX B

(e) Notwithstanding anything in this Agreement to the contrary, from and after the first occurrence of a Flip-in Event, any Rights Beneficially Owned by (i) an Acquiring Person or a Related Person of an Acquiring Person, (ii) a transferee of an Acquiring Person (or of any such Related Person) who becomes a transferee after the Acquiring Person becomes such or (iii) a transferee of an Acquiring Person (or of any such Related Person) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person (or any Related Person thereof) to holders of equity interests in such Acquiring Person (or any Related Person thereof) or to any Person with whom the Acquiring Person (or any Related Person thereof) has any continuing agreement, arrangement or understanding, whether or not in writing, regarding the transferred Rights or (B) a transfer which the Board has determined is part of an agreement, arrangement or understanding which has as a primary purpose or effect the avoidance of this Section 7(e), shall become null and void without any further action and no holder of such Rights shall have any rights whatsoever with respect to such Rights, whether under any provision of this Agreement or otherwise. The Company shall notify the Rights Agent in writing when this Section 7(e) applies and shall use commercially reasonable efforts to ensure that this Section 7(e) and Section 4(b) are complied with, but neither the Company nor the Rights Agent shall have any liability to any holder of Rights or other Person (without limiting the rights of the Rights Agent under Section 18) as a result of the Company’s failure to make any determinations with respect to an Acquiring Person or any of its Related Persons or transferees hereunder.

(f) Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder upon the occurrence of any purported exercise as set forth in this Section 7 unless such registered holder has (i) properly completed and duly executed the certificate contained in the form of election to purchase set forth on the reverse side of the Rights Certificate surrendered for such exercise and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Related Persons thereof as the Company or the Rights Agent reasonably requests.

Section 8. Cancellation and Destruction of Rights Certificates. All Rights Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or any of its agents, be delivered to the Rights Agent for cancellation or in cancelled form, or, if surrendered to the Rights Agent, shall be cancelled by it, and no Rights Certificates shall be issued in lieu thereof, except as expressly permitted by this Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Rights Certificates purchased or acquired by the Company otherwise than upon the exercise thereof. At the expense of the Company, the Rights Agent shall deliver all cancelled Rights Certificates to the Company, or shall, at the written request of the Company, destroy or cause to be destroyed such cancelled Rights Certificates, and in such case shall deliver a certificate of destruction thereof, executed by the Rights Agent, to the Company.

Section 9. Reservation and Availability of Capital Stock.

(a) The Company shall cause to be reserved and kept available out of its authorized and unissued shares of Preferred Stock (and, following the occurrence of a Triggering Event, out of its authorized and unissued shares of Common Stock and/or other securities, or out of its authorized and issued shares held in its treasury), the number of shares of Preferred Stock (and, following the occurrence of a Triggering Event, Common Stock and/or other securities) that, as provided in this Agreement, including Section 11(a)(iii), shall be sufficient to permit the exercise in full of all outstanding Rights.

(b) So long as the shares of Preferred Stock (and, following the occurrence of a Triggering Event, Common Stock and/or other securities) issuable and deliverable upon the exercise of the Rights may be listed on any national securities exchange, the Company shall use commercially reasonable efforts to cause, from and after such time as the Rights become exercisable, all shares reserved for such issuance to be listed on such exchange, upon official notice of issuance upon such exercise.

(c) If the Company is required to file a registration statement pursuant to the Act with respect to the securities purchasable upon exercise of the Rights, the Company shall use commercially reasonable efforts to (i) prepare and file, as soon as practicable following the earliest date after the first occurrence of a Flip-in Event on which the consideration to be delivered by the Company upon exercise of the Rights has been determined in accordance with Section 11(a)(iii), or as soon as is required by applicable law following the Distribution Time, as the case may be, a registration statement under the Act with respect to the securities purchasable upon exercise of the Rights on an appropriate form, (ii) cause such registration statement to become effective as soon as practicable after such filing and (iii) cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Act) until the earlier of (A) the date as of which the Rights are no longer exercisable for such securities and (B) the Expiration Time. The Company shall also take such action as may be appropriate under, or to ensure compliance with, the securities or “blue sky” laws of the various states in connection with the exercisability of the Rights. The Company may temporarily suspend (with prompt written notice to the Rights Agent), for a period of time not to exceed ninety

2020 PROXY STATEMENT B-11

ANNEX B

(90) days after the date set forth in clause (i) of the first sentence of this Section 9(c), the exercisability of the Rights in order to prepare and file such registration statement and permit it to become effective. Upon any such suspension, the Company shall issue a public announcement (with prompt written notice thereof to the Rights Agent) stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement (with prompt written notice thereof to the Rights Agent) at such time as the suspension is no longer in effect. In addition, if the Company determines that a registration statement is required following the Distribution Time, and a Flip-in Event has not occurred, the Company may temporarily suspend (with prompt written notice thereof to the Rights Agent) the exercisability of Rights until such time as a registration statement has been declared effective. Notwithstanding any provision of this Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction if the requisite qualification or exemption in such jurisdiction shall not have been obtained, the exercise thereof shall not be permitted under applicable law or a registration statement shall not have been declared effective.

(d) The Company shall take all such actions as may be necessary to ensure that all one one-thousandths of a share of Preferred Stock (and, following the occurrence of a Triggering Event, shares of Common Stock and/or other securities) delivered upon exercise of Rights shall, at the time of delivery of the certificates for such shares (subject to payment of the Exercise Price), be duly and validly authorized and issued and fully paid and nonassessable.

(e) The Company shall be responsible for the payment of any and all transfer taxes and governmental charges which may be payable in respect of the issuance or delivery of the Rights Certificates and of any certificates for a number of one one-thousandths of a share of Preferred Stock (or Common Stock and/or other securities) upon the exercise of Rights. The Company shall not, however, be required to pay any tax or charge that may be payable in respect of any transfer or delivery of Rights Certificates to a Person other than, or the issuance or delivery of a number of one one-thousandths of a share of Preferred Stock (or Common Stock and/or other securities) in respect of a name other than that of, the registered holder of the Rights Certificates evidencing Rights surrendered for exercise or to issue or deliver any certificates for a number of one one-thousandths of a share of Preferred Stock (or Common Stock and/or other securities) in a name other than that of the registered holder upon the exercise of any Rights until such tax has been paid (any such tax being payable by the holder of such Rights Certificate at the time of surrender) or until it has been established to the Company’s satisfaction that no such tax or charge is due.

Section 10. Preferred Stock Record Date. Each Person in whose name any certificate for Preferred Stock (or Common Stock and/or other securities) is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of such shares of Preferred Stock (or Common Stock and/or other securities) represented thereby on, and such certificate shall be dated, the date upon which the Rights Certificate evidencing such Rights was duly surrendered and payment of the Exercise Price (and all applicable transfer taxes) was made; provided, however, that if the date of such surrender and payment is a date upon which the applicable transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such securities (fractional or otherwise) on, and such certificate shall be dated, the next succeeding Business Day on which the applicable transfer books of the Company are open; provided, further, that if delivery of a number of one one-thousandths of a share of Preferred Stock is delayed pursuant to Section 9(c), such Persons shall be deemed to have become the record holders of such number of one one-thousandths of a share of Preferred Stock only when such shares of Preferred Stock first become deliverable. Prior to the exercise of the Rights evidenced thereby, the holder of a Rights Certificate shall not be entitled to any rights of a stockholder of the Company with respect to shares or other securities for which the Rights are exercisable, including the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein

Section 11. Adjustment of Exercise Price, Number and Kind of Shares or Number of Rights. The Exercise Price, the number and kind of shares covered by each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

(a)

(i) In the event the Company at any time after the date of this Agreement (A) declares a dividend on any outstanding shares of Preferred Stock payable in shares of Preferred Stock, (B) subdivides any outstanding shares of Preferred Stock, (C) combines any outstanding shares of Preferred Stock into a smaller number of shares or (D) issues any shares of its capital stock in a reclassification of the Preferred Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving entity), except as otherwise provided in this Section 11(a) and Section 7(e), the Exercise Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, and the number and kind of shares (or fractions thereof) of Preferred Stock or capital stock, as the case may be, issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive, upon payment of the Exercise Price then in

B-12 2020 PROXY STATEMENT

ANNEX B

effect, the aggregate number and kind of shares (or fractions thereof) of Preferred Stock or capital stock, as the case may be, which, if such Right had been exercised immediately prior to such date and at a time when the transfer books of the Company were open, such holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification. If an event occurs that would require an adjustment under both this Section 11(a)(i) and Section 11(a)(ii), the adjustment provided for in this Section 11(a)(i) shall be in addition to, and shall be made prior to, any adjustment required pursuant to Section 11(a)(ii).

(ii) Subject to Section 24, in the event any Person (other than any Exempt Person) becomes an Acquiring Person (such event, a “Flip-in Event”), unless the event causing such Person to become an Acquiring Person is a Flip-over Event, then proper provision shall be made so that promptly following the Redemption Period, each holder of a Right (except as provided below and in Section 7(e)) thereafter has the right to receive, upon exercise thereof at a price equal to the then-current Exercise Price in accordance with the terms of this Agreement, in lieu of a number of one one-thousandths of a share of Preferred Stock, such number of shares of Common Stock as shall be equal to the result obtained by (A) multiplying the then-current Exercise Price by the then number of one one-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to the first occurrence of a Flip-in Event and (B) dividing that product (which, following such first occurrence shall thereafter be referred to as the “Exercise Price” for each Right and for all purposes of this Agreement) by fifty percent (50%) of the Current Market Price per share of Common Stock on the date of such first occurrence (such number of shares, the “Adjustment Shares”).

(iii) In the event that the number of shares of Common Stock authorized by the Restated Certificate of Incorporation of the Company (as amended from time to time, the “Certificate of Incorporation”) but not outstanding or reserved for issuance for purposes other than upon exercise of the Rights, is not sufficient to permit the exercise in full of the Rights in accordance with Section 11(a)(ii), the Board shall, to the extent permitted by applicable law and by any agreements or instruments then in effect to which the Company is a party, (A) determine the excess of (1) the value of the Adjustment Shares issuable upon the exercise of a Right (the “Current Value”) over (2) the Exercise Price (such excess being the “Spread”) and (B) with respect to each Right (subject to Section 7(e)), make adequate provision to substitute for some or all of the Adjustment Shares, upon the exercise of a Right and payment of the applicable Exercise Price, (1) cash; (2) a reduction in the Exercise Price, (3) shares or fractions of a share of Preferred Stock or other equity securities of the Company (including shares, or units of shares, of Preferred Stock which the Board has determined to have substantially the same value or economic rights as shares of Common Stock) (such shares of equity securities being herein called “Common Stock Equivalents”), (4) debt securities of the Company, (5) other assets or (6) any combination of the foregoing, having an aggregate value equal to the Current Value (less the amount of any reduction in the Exercise Price), where such aggregate value has been determined by the Board based upon the advice of a financial advisor selected by the Board; provided, however, if the Company has not made adequate provision to deliver value pursuant to clause (B) above within thirty (30) days following the later of (x) the first occurrence of a Flip-in Event and (y) the date on which the Redemption Period expires (the later of (x) and (y) being referred to herein as the “Flip-in Trigger Date”), then the Company shall be obligated to deliver, to the extent permitted by applicable law, upon the surrender for exercise of a Right and without requiring payment of the Exercise Price, shares of Common Stock (to the extent available), and then, if necessary, such number or fractions of shares of Preferred Stock (to the extent available) and then, if necessary, cash, which shares and/or cash have an aggregate value equal to the Spread. If, upon the occurrence of a Flip-in Event, the Board determines in good faith that it is likely that sufficient additional shares of Common Stock could be authorized for issuance upon exercise in full of the Rights, the thirty (30) day period set forth above may be extended to the extent necessary, but not more than ninety (90) days after the Flip-in Trigger Date, in order that the Company may seek stockholder approval for the authorization of such additional shares (such thirty (30) day period, as it may be extended, the “Substitution Period”). To the extent the Company determines that action should be taken pursuant to the first sentence or third sentence of this Section 11(a)(iii), the Company (X) shall provide, subject to Section 7(e), that such action shall apply uniformly to all outstanding Rights and (Y) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek such stockholder approval for authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant to such first sentence and to determine the value thereof. In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect (with prompt written notice of such announcements to the Rights Agent). For purposes of this Section 11(a)(iii), the value of each Adjustment Share shall be the Current Market Price per share of Common Stock on the Flip-in Trigger Date and the value of any Common Stock Equivalent shall be deemed to equal the Current Market Price per share of the Common Stock on such date. The Board may establish procedures to allocate the right to receive shares of Common Stock upon the exercise of the Rights among holders of Rights pursuant to this Section 11(a)(iii).

2020 PROXY STATEMENT B-13

ANNEX B

(b) In case the Company fixes a record date for the issuance of rights (other than the Rights), options or warrants to all holders of Preferred Stock entitling them to subscribe for or purchase (for a period expiring within forty-five (45) days after such record date) Preferred Stock (or shares having the same rights, privileges and preferences as the shares of Preferred Stock (“Equivalent Preferred Stock”)) or securities convertible into Preferred Stock or Equivalent Preferred Stock at a price per share of Preferred Stock or per share of Equivalent Preferred Stock (or having a conversion price per share, if a security convertible into Preferred Stock or Equivalent Preferred Stock) less than the Current Market Price per share of Preferred Stock on such record date, the Exercise Price to be in effect after such record date shall be determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Preferred Stock and/or Equivalent Preferred Stock outstanding on such record date, plus the number of shares of Preferred Stock and/or Equivalent Preferred Stock which the aggregate offering price of the total number of shares of Preferred Stock and/or Equivalent Preferred Stock so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such Current Market Price, and the denominator of which shall be the number of shares of Preferred Stock and/or Equivalent Preferred Stock outstanding on such record date, plus the number of additional shares of Preferred Stock and/or Equivalent Preferred Stock to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible). In case such subscription price may be paid by delivery of consideration part or all of which may be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of the Rights. Shares of Preferred Stock and Equivalent Preferred Stock owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed, and in the event that such rights, options or warrants are not so issued, the Exercise Price shall be adjusted to be the Exercise Price which would then be in effect if such record date had not been fixed.

(c) In case the Company fixes a record date for a distribution to all holders of Preferred Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving entity) of evidences of indebtedness, cash (other than a regular periodic cash dividend out of the earnings or retained earnings of the Company), assets (other than a dividend payable in Preferred Stock, but including any dividend payable in stock other than Preferred Stock) or subscription rights, options or warrants (excluding those referred to in Section 11(b)), the Exercise Price to be in effect after such record date shall be determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the Current Market Price per share of Preferred Stock on such record date, less the fair market value (as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of the Rights) of the portion of the cash, assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to a share of Preferred Stock and the denominator of which shall be such Current Market Price per share of Preferred Stock. Such adjustments shall be made successively whenever such a record date is fixed, and in the event that such distribution is not so made, the Exercise Price shall be adjusted to be the Exercise Price that would have been in effect if such record date had not been fixed.

(d)

(i) For the purpose of any computation hereunder, other than computations made pursuant to Section 11(a)(iii), the “Current Market Price” per share of common stock (or similar equity interest) of an issuer on any date shall be deemed to be the average of the daily Closing Prices per share of such common stock (or other security) for the thirty (30) consecutive Trading Days immediately prior to but not including such date, and for purposes of computations made pursuant to Section 11(a)(iii), the “Current Market Price” per share of Common Stock on any date shall be deemed to be the average of the daily Closing Prices per share of such Common Stock for the ten (10) consecutive Trading Days immediately following but not including such date; provided, however, that in the event that the Current Market Price per share of common stock (or other security) of an issuer is determined during a period following the announcement by the issuer of such common stock (or other security) of (A) a dividend or distribution on such common stock (or other security) payable in shares of such common stock (or other security) or securities convertible into shares of such common stock (or other security) (other than the Rights) or (B) any subdivision, combination or reclassification of such common stock (or other security), and the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification shall not have occurred prior to the commencement of the requisite thirty (30) Trading Day or ten (10) Trading Day period, as set forth above, then, and in each such case, the “Current Market Price” shall be properly adjusted to take into account any trading during the period prior to such ex-dividend date or record date.

B-14 2020 PROXY STATEMENT

ANNEX B

If an issuer’s shares of common stock (or other security) are not publicly held or not so listed or traded, “Current Market Price” per share shall mean the fair value per share as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.

(ii) For the purpose of any computation hereunder, the “Current Market Price” per share of Preferred Stock shall be determined in the same manner as set forth above for the Common Stock in Section 11(d)(i) (other than the last sentence thereof). If the Current Market Price per share of Preferred Stock cannot be determined in the manner provided above, or if the Preferred Stock is not publicly held or listed or traded in a manner described in Section 11(d)(i), the “Current Market Price” per share of Preferred Stock shall be conclusively deemed to be an amount equal to 1,000 (as such number may be appropriately adjusted for such events as stock splits, reverse stock splits, stock dividends and recapitalizations with respect to the Common Stock occurring after the date of this Agreement) multiplied by the Current Market Price per share of the Common Stock. If neither the Common Stock nor the Preferred Stock is publicly held or so listed or traded, “Current Market Price” per share of the Preferred Stock shall mean the fair value per share as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of the Rights. For all purposes of this Agreement, the “Current Market Price” of one one-thousandth of a share of Preferred Stock shall be equal to the Current Market Price of one share of Preferred Stock divided by 1,000.

(e) Notwithstanding anything in this Agreement to the contrary, no adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in the Exercise Price; provided, however, that any adjustments which by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest one ten-thousandth of a share of Common Stock or one one-millionth of a share of Preferred Stock or one ten-thousandth of any other share or security, as the case may be. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than the earlier of (i) three (3) years from the date of the transaction which mandates such adjustment or (ii) the Expiration Time.

(f) If as a result of an adjustment made pursuant to Section 11(a)(ii) or Section 13(a), the holder of any Right thereafter exercised becomes entitled to receive any shares of capital stock other than Preferred Stock, thereafter the number of such other shares so receivable upon exercise of any Right and the Exercise Price thereof shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Stock contained in Section 11(a), (b), (c), (e), (g), (h), (i), (j), (k) and (m), and the provisions with respect to the Preferred Stock of Sections 7, 9, 10, 13 and 14 shall apply on like terms to any such other shares.

(g) All Rights originally issued by the Company subsequent to any adjustment made to the Exercise Price hereunder shall evidence the right to purchase, at the adjusted Exercise Price, the number of one one-thousandths of a share of Preferred Stock (or other securities, other assets or amount of cash or combination thereof) purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

(h) Unless the Company has exercised its election as provided in Section 11(i), upon each adjustment of the Exercise Price as a result of the calculations made in Section 11(b) and Section 11(c), each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Exercise Price, that number of one-thousandths of a share of Preferred Stock (calculated to the nearest one-millionth) obtained by (i) multiplying (A) the number of one one-thousandths of a share covered by a Right immediately prior to this adjustment, by (B) the Exercise Price in effect immediately prior to such adjustment of the Exercise Price, and (ii) dividing the product so obtained by the Exercise Price in effect immediately after such adjustment of the Exercise Price.

(i) The Company may elect on or after the date of any adjustment of the Exercise Price to adjust the number of Rights, in lieu of any adjustment in the number of one one-thousandths of a share of Preferred Stock purchasable upon the exercise of a Right. Each of the Rights outstanding after the adjustment in the number of Rights shall be exercisable for the number of one one-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one ten-thousandth) obtained by dividing the Exercise Price in effect immediately prior to adjustment of the Exercise Price by the Exercise Price in effect immediately after adjustment of the Exercise Price. The Company shall make a public announcement (with prompt written notice thereof to the Rights Agent) of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Exercise Price is adjusted or any day thereafter, but, if the Rights Certificates have been issued, shall be at least ten (10) days later than the date of the public announcement. If Rights Certificates have been issued, upon each adjustment of the number of Rights

2020 PROXY STATEMENT B-15

ANNEX B

pursuant to this Section 11(i), the Company shall, as promptly as practicable, cause to be distributed to holders of record of Rights Certificates on such record date Rights Certificates evidencing, subject to Section 14, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Rights Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Rights Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Rights Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein (and may bear, at the option of the Company, the adjusted Exercise Price) and shall be registered in the names of the holders of record of Rights Certificates on the record date specified in the public announcement.

(j) Irrespective of any adjustment or change in the Exercise Price or the number of one one-thousandths of a share of Preferred Stock issuable upon the exercise of the Rights, the Rights Certificates theretofore and thereafter issued may continue to express the Exercise Price per one one-thousandth of a share and the number of one one-thousandths of a share which were expressed in the initial Rights Certificates issued hereunder.

(k) Before taking any action that would cause an adjustment reducing the Exercise Price below the then stated value, if any, of the number of one one-thousandths of a share of Preferred Stock issuable upon exercise of the Rights, the Company shall take any corporate action which may, upon advice of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of Preferred Stock at such adjusted Exercise Price.

(l) In any case in which this Section 11 requires that an adjustment in the Exercise Price be made effective as of a record date for a specified event, the Company may elect to defer (with prompt written notice thereof to the Rights Agent) until the occurrence of such event the issuance to the holder of any Right exercised after such record date the number of one one-thousandths of a share of Preferred Stock and other capital stock or securities of the Company, if any, issuable upon such exercise over and above the number of one one-thousandths of a share of Preferred Stock and other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Exercise Price in effect prior to such adjustment (and shall provide the Rights Agent prompt written notice of such election); provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional shares (fractional or otherwise) or securities upon the occurrence of the event requiring such adjustment.

(m) Notwithstanding anything in this Section 11 to the contrary, the Company shall be entitled (but not obligated) to make such reductions in the Exercise Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that the Board, in its good faith judgment, shall determine to be advisable in order that any (i) consolidation or subdivision of Preferred Stock, (ii) issuance wholly for cash of any shares of Preferred Stock at less than the Current Market Price, (iii) issuance wholly for cash of shares of Preferred Stock or securities that by their terms are convertible into or exchangeable for shares of Preferred Stock, (iv) stock dividends or (v) issuance of rights, options or warrants referred to in this Section 11, hereafter made by the Company to holders of its Preferred Stock shall not be taxable to such stockholders.

(n) The Company shall not, at any time after the Distribution Time, (i) consolidate with any other Person (other than a direct or indirect, wholly owned Subsidiary of the Company in a transaction that complies with Section 11(o)), (ii) merge with or into any other Person (other than a direct or indirect, wholly owned Subsidiary of the Company in a transaction that complies with Section 11(o)) or (iii) sell or transfer (or permit any Subsidiary to sell or transfer), in one transaction, or a series of related transactions, assets, cash flow or earning power aggregating to fifty percent (50%) or more of the assets, cash flow or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company or any of its Subsidiaries in one or more transactions each of which complies with Section 11(o)), if (A) at the time of or immediately after such consolidation, merger, sale or transfer there are any rights, warrants or other instruments or securities outstanding or agreements in effect that would substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights or (B) prior to, simultaneously with or immediately after such consolidation, merger, sale or transfer, the stockholders of the Person who constitutes, or would constitute, the “Flip-over Party” for purposes of Section 13(a) shall have received a distribution of Rights previously owned by such Person or any of its Related Persons; provided, however, this Section 11(n) shall not affect the ability of any Subsidiary of the Company to consolidate with, merge with or into, or sell or transfer assets of earning power to, any other Subsidiary of the Company.

(o) After the Distribution Time, and as long as any Rights are outstanding (other than Rights that have become null and void pursuant to Section 7(e)), the Company shall not, except as permitted by Section 23, Section 24 or Section 27, take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will diminish substantially or otherwise eliminate the benefits intended to be afforded by the Rights.

B-16 2020 PROXY STATEMENT

ANNEX B

(p) Notwithstanding anything in this Agreement to the contrary, in the event that the Company at any time after the Rights Dividend Declaration Date and prior to the Distribution Time (i) declares a dividend on the outstanding shares of Common Stock payable in shares of Common Stock, (ii) subdivides any outstanding shares of Common Stock, (iii) combines any of the outstanding shares of Common Stock into a smaller number of shares or (iv) issues any shares of its capital stock in a reclassification of the Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving entity), then the number of Rights associated with each share of Common Stock then outstanding, or issued or delivered thereafter but prior to the Distribution Time, shall be proportionately adjusted so that the number of Rights thereafter associated with each share of Common Stock following any such event equals the result obtained by multiplying the number of Rights associated with each share of Common Stock immediately prior to such event by a fraction the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to the occurrence of the event and the denominator of which shall be the total number of shares of Common Stock outstanding immediately following the occurrence of such event. The adjustments provided for in this Section 11(p) shall be made successively whenever such a dividend is declared or paid or such a subdivision, combination or reclassification is effected. If an event occurs that would require an adjustment under Section 11(a)(ii) and this Section 11(p), the adjustments provided for in this Section 11(p) shall be in addition and prior to any adjustment required pursuant to Section 11(a)(ii).

Section 12. Certificate of Adjusted Exercise Price or Number of Shares. Whenever an adjustment is made as provided in Section 11 or Section 13, the Company shall (a) promptly prepare a certificate setting forth such adjustment and a brief, reasonably detailed statement of the facts and computations accounting for such adjustment, (b) promptly file with the Rights Agent, and with each transfer agent for the Preferred Stock and the Common Stock, a copy of such certificate and (c) if a Distribution Time has occurred, mail a brief summary thereof to each holder of a Rights Certificate in accordance with Section 26. Notwithstanding the foregoing sentence, the failure of the Company to make such certification or give such notice shall not affect the validity of or the force or effect of the requirement for such adjustment. Any adjustment to be made pursuant to Section 11 or Section 13 shall be effective as of the date of the event giving rise to such adjustment. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment therein contained and shall have no duty or liability with respect to, and shall not be deemed to have knowledge of such adjustment unless and until it shall have received such certificate.

Section 13. Consolidation, Merger or Sale or Transfer of Assets, Cash Flow or Earning Power.

(a) In the event that, following the Stock Acquisition Date, directly or indirectly, (i) the Company shall consolidate with, or merge with and into, any other Person (other than a direct or indirect, wholly-owned Subsidiary of the Company in a transaction that complies with Section 11(o)), and the Company is not the continuing or surviving entity of such consolidation or merger, (ii) any Person (other than a direct or indirect, wholly-owned Subsidiary of the Company in a transaction that complies with Section 11(o)) shall engage in a share exchange with or shall consolidate with, or merge with or into, the Company, and the Company is the continuing or surviving entity of such consolidation or merger and, in connection with such share exchange, consolidation or merger, all or part of the outstanding shares of Common Stock is converted into or exchanged for stock or other securities of any other Person or cash or any other property or (iii) the Company sells or otherwise transfers (or one or more of its direct or indirect, wholly-owned Subsidiaries sells or otherwise transfers) in one transaction or a series of related transactions, assets, cash flow or earning power aggregating to fifty percent (50%) or more of the assets, cash flow or earning power of the Company and its Subsidiaries (taken as a whole) to any Person or Persons (other than the Company or any of its direct or indirect, wholly-owned Subsidiaries in one or more transactions each of which complies with Section 11(o)) (any event described in clause (i), (ii) or (iii) of this Section 13(a) following the Stock Acquisition Date, a “Flip-over Event”), then, and in each such case, proper provision shall be made so that: (A) each holder of a Right, except as provided in Section 7(e), shall have the right to receive upon the exercise thereof at the then-current Exercise Price in accordance with the terms of this Agreement, in lieu of a number of one one-thousandths of a share of Preferred Stock, such number of validly authorized and issued, fully paid, non-assessable and freely tradeable shares of Flip-over Stock, not subject to any liens, encumbrances, rights of first refusal or other adverse claims, as shall be equal to the result obtained by (1) multiplying the then-current Exercise Price by the number of one one-thousandths of a share of Preferred Stock for which a Right is exercisable immediately prior to the first occurrence of a Flip-over Event (or, if a Flip-in Event has occurred prior to the first occurrence of a Flip-over Event, multiplying the number of such one one-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to the first occurrence of a Flip-in Event by the Exercise Price in effect immediately prior to such first occurrence) and (2) dividing that product (which, following the first occurrence of a Flip-over Event, shall be referred to as the “Exercise Price” for each Right and for all purposes of this Agreement) by fifty percent (50%) of the Current Market Price (determined pursuant to Section 11(d)(i)) per share of the Flip-over Stock on the date of consummation of such Flip-over Event; (B) such Flip-over Party shall thereafter be liable for, and shall assume, by virtue of such Flip-over Event, all the obligations and duties of the Company pursuant to this Agreement; (C) the term “Company” shall thereafter be deemed to refer to such Flip-over Party, it being specifically

2020 PROXY STATEMENT B-17

ANNEX B

intended that the provisions of Section 11 shall apply only to such Flip-over Party following the first occurrence of a Flip-over Event; (D) such Flip-over Party shall take such steps (including the reservation of a sufficient number of shares of Flip-over Stock) in connection with the consummation of any such transaction as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to its shares of Common Stock thereafter deliverable upon the exercise of the Rights; and (E) the provisions of Section 11(a)(ii) shall be of no effect following the first occurrence of any Flip-over Event.

(b) “Flip-over Party” shall mean:

(i) in the case of any transaction described in Section 13(a)(i) or (ii), (A) the Person (including the Company as successor thereto or as the surviving entity) that is the issuer of any securities into which shares of Common Stock are converted or exchanged in such share exchange, consolidation or merger, or, if there is more than one such issuer, the issuer whose common stock (or similar equity interest) has the highest aggregate market value; and (B) if no securities are so issued, (1) the Person that is the other party to such merger, if such Person survives the merger, or, if there is more than one such Person, the Person whose common stock (or similar equity interest) has the highest aggregate market value, (2) if the Person that is the other party to such share exchange, consolidation or merger does not survive the merger, the Person that does survive the merger (including the Company, if it survives) or (3) the Person resulting from the consolidation; and

(ii) in the case of any transaction described in Section 13(a)(iii), the Person that is the party receiving the greatest portion of the assets, cash flow or earning power transferred pursuant to such transaction or transactions, or, if each Person that is a party to such transaction or transactions receives the same portion of the assets, cash flow or earning power transferred pursuant to such transaction or transactions or if the Person receiving the greatest portion of the assets, cash flow or earning power cannot be determined, whichever such Person the common stock (or similar equity interest) of which has the highest aggregate market value;

provided, however, that in any such case described in the foregoing clause (i) or (ii) of this Section 13(b), (x) if the common stock (or similar equity interest) of such Person is not at such time and has not been continuously over the preceding twelve (12) month period registered under Section 12 of the Exchange Act, and such Person is a direct or indirect Subsidiary of another Person, the common stock (or similar equity interest) of which is and has been so registered, “Flip-over Party” shall refer to such other Person; (y) in case such Person is a Subsidiary, directly or indirectly, of more than one Person, the common stock (or similar equity interest) of two or more of which are and have been so registered, “Flip-over Party” shall refer to whichever of such Persons is the issuer of the common stock (or similar equity interest) having the greatest aggregate market value; and (z) if the common stock (or similar equity interest) of such Person is not at such time and has not been so registered and such Person is owned, directly or indirectly, by a joint venture formed by two or more Persons that are not owned, directly or indirectly, by the same Person, the rules set forth in the foregoing clauses (x) and (y) will apply to each of the chains of ownership having an interest in such joint venture as if such Person were a Subsidiary of both or all of such joint ventures, and the Flip-over Parties in each such chain shall bear the obligations set forth in this Section 13 in the same ratio as their direct or indirect interests in such Person bear to the total of such interests.

(c) The Company shall not consummate any Flip-over Event unless the Flip-over Party has a sufficient number of authorized shares of Flip-over Stock (or similar equity interest) which have not been issued or reserved for issuance to permit the exercise in full of the Rights in accordance with this Section 13 and unless prior thereto the Company and such Flip-over Party shall have executed and delivered to the Rights Agent a supplemental agreement providing for the terms set forth in Section 13(a) and Section 13(b) and further providing that, as soon as practicable after the date of any exchange, consolidation, merger, sale or transfer of assets mentioned in Section 13(a), the Flip-over Party, at its own expense, shall:

(i) if required to file a registration statement under the Act with respect to the Rights and the securities purchasable upon exercise of the Rights, (A) prepare and file such registration statement on an appropriate form and (B) use its best efforts to cause such registration statement to become effective as soon as practicable after such filing and remain effective (with a prospectus at all times meeting the requirements of the Act) until the Expiration Time;

(ii) qualify or register the Rights and take such action as may be required to ensure that any such acquisition of such securities purchasable upon exercise of the Rights under blue sky laws of each jurisdiction, as may be necessary or appropriate;

(iii) deliver to holders of the Rights historical financial statements for the Flip-over Party and each of its Affiliates that comply in all respects with the requirements for registration on Form 10 under the Exchange Act;

B-18 2020 PROXY STATEMENT

ANNEX B

(iv) use its best efforts to obtain any and all necessary regulatory approvals as may be required with respect to the securities purchasable upon exercise of the Rights;

(v) use its best efforts, if the common stock of the Flip-over Party is listed or admitted to trading on the Nasdaq, the NYSE or on another national securities exchange, to list or admit to trading (or continue the listing of) the Rights and the securities purchasable upon exercise of the Rights on the Nasdaq, the NYSE or on such securities exchange, or if the securities of the Flip-over Party that may be acquired upon exercise of the Rights are not listed or admitted to trading on the Nasdaq, the NYSE or on another national securities exchange, to cause the Rights and the securities purchasable upon exercise of the Rights to be authorized for quotation on any other system then in use; and

(vi) obtain waivers of any rights of first refusal or preemptive rights in respect of the common stock of the Flip-over Party subject to purchase upon exercise of outstanding Rights.

(d) In case the Flip-over Party has, at any relevant time (including the time of the Flip-over Event or immediately thereafter), a provision in any of its authorized securities or in its certificate or articles of incorporation, bylaws or other instrument governing its affairs, or any other agreements or arrangements, which provision would have the effect of (i) causing such Flip-over Party to issue (other than to holders of Rights pursuant to this Section 13), in connection with, or as a consequence of, the consummation of a Flip-over Event, shares of common stock (or similar equity interests) of such Flip-over Party at less than the then Current Market Price or securities exercisable for, or convertible into, common stock of such Flip-over Party at less than such then Current Market Price; (ii) providing for any special payment, tax or similar provision in connection with the issuance of common stock of such Flip-over Party pursuant to this Section 13 or (iii) otherwise eliminating or substantially diminishing the benefits intended to be afforded by the Rights in connection with, or as a consequence of, a Flip-over Event, then in each such case, the Company may not consummate any such Flip-over Event unless prior thereto, the Company and such Flip-over Party have executed and delivered to the Rights Agent a supplemental agreement providing that the provision in question of such Flip-over Party has been cancelled, waived or amended, or that the authorized securities have been redeemed, so that the applicable provision will have no effect in connection with, or as a consequence of, the consummation of such Flip-over Event.

(e) The Company covenants and agrees that it shall not, at any time after a Flip-in Event, enter into any transaction of the type described in Section 13(a)(i) through Section 13(a)(iii) if (i) at the time of or immediately after such transaction there are any rights, warrants or other instruments or securities outstanding or agreements in effect which would substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights; (ii) prior to, simultaneously with or immediately after such transaction, the stockholders of the Person who constitutes, or would constitute, the Flip-over Party for purposes of Section 13(b) has received a distribution of Rights previously owned by such Person or any Related Person thereof or (iii) the form or nature of organization of the Flip-over Party would preclude or limit the exercisability of the Rights.

(f) Notwithstanding anything herein to the contrary, in the event of any merger or acquisition transaction involving the Company pursuant to a merger or other acquisition agreement between the Company and any Person (or one or more of such Person’s Related Persons), which agreement has been approved by the Board prior to any Person becoming an Acquiring Person, this Agreement and the rights of holders of Rights hereunder shall be terminated in accordance with Section 7(a).

(g) The provisions of this Section 13 shall similarly apply to successive exchanges, consolidations, mergers, sales or other transfers. In the event that a Flip-over Event occurs at any time after the occurrence of a Flip-in Event, the Rights that have not theretofore been exercised shall thereafter become exercisable in the manner described in Section 13(a).

Section 14. Fractional Rights and Fractional Shares.

(a) The Company shall not be required to issue fractions of Rights, except prior to the Distribution Time as provided in Section 11, or to distribute Rights Certificates which evidence fractional Rights. In lieu of such fractional Rights, there shall be paid to the registered holders of the Rights Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole Right. For purposes of this Section 14(a), the current market value of a whole Right shall be the Closing Price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable.

(b) The Company shall not be required to issue fractions of shares of Preferred Stock (other than fractions that are integral multiples of one one-thousandth of a share of Preferred Stock) upon exercise of the Rights or to distribute certificates which evidence fractional shares of Preferred Stock (other than fractions that are integral multiples of one one-thousandth of a share of Preferred Stock). Fractions of shares of Preferred Stock in integral multiples of one one-thousandth of a share may, at the election of the Company, be evidenced by depositary receipts pursuant to an appropriate agreement between the Company and a

2020 PROXY STATEMENT B-19

ANNEX B

depositary selected by it; provided, however, that such agreement shall provide that the holders of such depositary receipts shall have all the rights, privileges and preferences to which they are entitled as Beneficial Owners of the shares represented by such depositary receipts. In lieu of fractional shares of Preferred Stock that are not integral multiples of one one-thousandth of a share of Preferred Stock, the Company shall pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one one-thousandth of a share of Preferred Stock. For purposes of this Section 14(b), the current market value of one one-thousandth of a share of Preferred Stock shall be one one-thousandth of the Closing Price of a share of Preferred Stock for the Trading Day immediately prior to the date of such exercise.

(c) Following the occurrence of a Triggering Event, the Company shall not be required to issue fractions of shares of Common Stock, Common Stock Equivalents or other securities upon exercise of the Rights or to distribute certificates which evidence fractional shares of Common Stock, Common Stock Equivalents or other securities. In lieu of fractional shares of Common Stock, Common Stock Equivalents or other securities, the Company shall pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one share of Common Stock, Common Stock Equivalents or such other securities. For purposes of this Section 14(c), the current market value of one share of Common Stock or other security (other than a Common Stock Equivalent) shall be the Closing Price of one share of Common Stock or such other security, as applicable, for the Trading Day immediately prior to the date of such exercise, and the current market value of a Common Stock Equivalent shall be deemed to equal the Closing Price of one share of Common Stock for the Trading Day immediately prior to the date of such exercise.

(d) The holder of a Right by the acceptance of the Rights expressly waives such holder’s right to receive any fractional Rights or any fractional shares upon exercise of a Right, except as permitted by this Section 14.

(e) Whenever a payment for fractional Rights or fractional shares is to be made by the Rights Agent under this Agreement, the Company shall (i) promptly prepare and deliver to the Rights Agent a certificate setting forth in reasonable detail the facts related to such payment and the prices or formulas utilized in calculating such payments and (ii) provide sufficient monies to the Rights Agent in the form of fully collected funds to make such payments. The Rights Agent may rely upon such a certificate and has no duty with respect to, and will not be deemed to have knowledge of, any payment for fractional Rights or fractional shares under any Section of this Agreement relating to the payment of fractional Rights or fractional shares unless and until the Rights Agent has received such a certificate and sufficient monies.

Section 15. Rights of Action. All rights of action in respect of this Agreement, other than rights of action vested in the Rights Agent pursuant to the terms of this Agreement, are vested in the respective registered holders of the Rights Certificates (and, prior to the Distribution Time, the registered holders of the Common Stock); and any registered holder of any Rights Certificate (or, prior to the Distribution Time, any registered holder of shares of the Common Stock), without the consent of the Rights Agent or of the holder of any other Rights Certificate (or, prior to the Distribution Time, of the Common Stock), may, in such holder’s own behalf and for such holder’s own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company or any other Person to enforce, or otherwise act in respect of, such holder’s right to exercise the Rights evidenced by such Rights Certificate in the manner provided in such Rights Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement by the Company and shall be entitled to specific performance of the obligations hereunder and injunctive relief against actual or threatened violations of the obligations of the Company under this Agreement.

Section 16. Agreement of Rights Holders. Every holder of a Right, by accepting such Right, consents and agrees with the Company and the Rights Agent and with every holder of a Right that:

(a) prior to the Distribution Time, the Rights shall be transferable only in connection with the transfer of shares of Common Stock;

(b) after the Distribution Time, the Rights Certificates shall be transferable only on the registry books of the Rights Agent if surrendered at the offices of the Rights Agent designated for such purposes, duly endorsed or accompanied by a proper instrument of transfer and with the appropriate forms and certificates properly completed and duly executed, accompanied by a signature guarantee and such other documentation as the Rights Agent may reasonably request;

(c) subject to Section 6(a) and Section 7(f), the Company and the Rights Agent may deem and treat the Person in whose name a Rights Certificate (or, prior to the Distribution Time, any associated Common Stock certificate) is registered as the

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ANNEX B

absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Rights Certificates or any associated Common Stock certificates made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent, subject to the last sentence of Section 7(e), shall be required to be affected by any notice to the contrary; and

(d) notwithstanding anything in this Agreement to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree, judgment or ruling (whether interlocutory or final) issued by a court of competent jurisdiction or by a governmental, regulatory, self-regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation; provided, however, the Company shall use commercially reasonable efforts to have any such injunction, order, decree, judgment or ruling lifted or otherwise overturned as promptly as practicable.

Section 17. Rights Certificate Holder Not Deemed a Stockholder. No holder, as such, of any Rights Certificate shall be entitled to vote, receive dividends or be deemed for any purpose to be the holder of the number of one one-thousandths of a share of Preferred Stock or any other securities of the Company that may at any time be issuable upon the exercise of the Rights represented thereby, nor shall anything contained herein or in any Rights Certificate be construed to confer upon the holder of any Rights Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 25), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Rights Certificate shall have been exercised in accordance with the provisions hereof.

Section 18. Concerning the Rights Agent.

(a) The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder in accordance with a fee schedule to be mutually agreed upon and, from time to time, on demand of the Rights Agent, its reasonable and documented expenses and counsel fees and disbursements and other disbursements incurred in the preparation, negotiation, execution, administration, delivery and amendment of this Agreement and the exercise and performance of its duties hereunder. The Company also covenants and agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, damage, judgment, fine, penalty, claim, demand, settlement, cost or expense (including the reasonable fees and expenses of legal counsel) that may be paid, incurred or suffered by it, or to which it may become subject, without gross negligence, bad faith or willful misconduct on the part of the Rights Agent (which gross negligence, bad faith, or willful misconduct must be determined by a final, non-appealable judgment of a court of competent jurisdiction) for any action taken, suffered or omitted by the Rights Agent in connection with the execution, acceptance, administration, exercise and performance of its duties under this Agreement, including the reasonable costs and expenses of defending against any claim of liability arising therefrom, directly or indirectly, or of enforcing its rights under this Agreement.

(b) The Rights Agent shall be authorized and protected and shall incur no liability for or in respect of any action taken, suffered or omitted to be taken by it in connection with its acceptance and administration of this Agreement and the exercise and performance of its duties hereunder in reliance upon any Rights Certificate or Common Stock certificate or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, instruction, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be duly signed, executed and, where necessary, guaranteed, verified or acknowledged, by the proper Person or Persons, or otherwise upon the advice of counsel as set forth in Section 20. The Rights Agent shall not be deemed to have knowledge of any event of which it was supposed to receive notice thereof hereunder, and the Rights Agent shall be fully protected and shall incur no liability for failing to take action in connection therewith unless and until it has received such notice in writing.

(c) To the extent the Company is not also a party to an action, proceeding, suit or claim against the Rights Agent concerning this Agreement or the performance by the Rights Agent of its duties hereunder, the Rights Agent shall as promptly as practicable notify the Company in accordance with Section 26 of the assertion of such action, proceeding, suit or claim against the Rights Agent, after the Rights Agent has actual notice of such assertion of an action, proceeding, suit or claim or has been served with the summons or other first legal process giving information as to the nature and basis of the action, proceeding, suit or claim; provided that the failure to provide such notice shall not affect the rights of the Right Agent hereunder, except to the extent a court of competent jurisdiction determines that such failure actually prejudiced the Company. The Company shall be entitled to

2020 PROXY STATEMENT B-21

ANNEX B

participate, at its own expense, in the defense of any such action, proceeding, suit or claim. The Rights Agent agrees not to settle any litigation in connection with any action, proceeding, suit or claim with respect to which it may seek indemnification from the Company without the prior written consent of the Company, which shall not be unreasonably withheld, conditioned or delayed.

(d) Section 18 and Section 20 shall survive the termination of this Agreement, the resignation, replacement or removal of the Rights Agent and the exercise, termination and expiration of the Rights. Notwithstanding anything in this Agreement to the contrary, in no event shall the Rights Agent be liable for special, punitive, incidental, indirect or consequential loss or damage of any kind whatsoever, even if the Rights Agent has been advised of the likelihood of such loss or damage and regardless of the form of the action. Notwithstanding anything to the contrary herein, any liability of the Rights Agent under this Agreement shall be limited to the amount of fees (but not including any reimbursed costs) paid by the Company to the Rights Agent during the twelve (12) months immediately preceding the event for which recovery from the Rights Agent is being sought.

Section 19. Merger or Consolidation or Change of Name of Rights Agent.

(a) Any Person into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any Person resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any Person succeeding to the stock transfer or other shareholder services business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided, however, that such Person would be eligible for appointment as a successor Rights Agent under Section 21. The purchase of all or substantially all of the Rights Agent’s assets employed in the performance of the transfer agent activities shall be deemed a merger or consolidation for purposes of this Section 19. In case at the time such successor Rights Agent succeeds to the agency created by this Agreement, any of the Rights Certificates has been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of a predecessor Rights Agent and deliver such Rights Certificates so countersigned; and in case at the time any of the Rights Certificates has not been countersigned, any successor Rights Agent may countersign such Rights Certificates either in the name of the predecessor or in the name of the successor Rights Agent; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

(b) In case at any time the name of the Rights Agent is changed, and at such time any of the Rights Certificates has been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Rights Certificates so countersigned; and in case, at that time, any of the Rights Certificates has not been countersigned, the Rights Agent may countersign such Rights Certificates either in its prior name or in its changed name; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

Section 20. Duties of Rights Agent. The Rights Agent undertakes to perform only the duties and obligations expressly set forth in this Agreement, and no implied duties or obligations shall be read into this Agreement against the Rights Agent. The Rights Agent shall perform such duties and obligations, by all of which the Company and the holders of Rights or shares of Common Stock or Preferred Stock by their acceptance thereof, shall be bound.

(a) The Rights Agent may consult with legal counsel selected by it (who may be legal counsel for the Company), and the advice or opinion of such counsel shall be full and complete authorization and protection to the Rights Agent, and the Rights Agent shall have no liability for or in respect of, any action taken or omitted by it in the absence of bad faith and in accordance with such advice or opinion.

(b) Whenever in the performance of its duties under this Agreement the Rights Agent deems it necessary or desirable that any fact or matter (including the identity of any Acquiring Person and the determination of the Current Market Price) be proved or established by the Company prior to taking, suffering or omitting to take any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by the Chairman of the Board, Chief Executive Officer, President, Chief Financial Officer, General Counsel, Corporate Secretary or any Assistant Secretary of the Company, or any other authorized officer of the Company and delivered to the Rights Agent; and such certificate shall be full and complete authorization and protection to the Rights Agent, and the Rights Agent shall incur no liability for or in respect of any action taken, suffered or omitted to be taken by it under this Agreement in reliance upon such certificate. The Rights Agent shall have no duty to act without such certificate as set forth in this Section 20(b).

(c) The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Rights Certificates or be required to verify the same (except as to its countersignature on such Rights Certificates), but all such statements and recitals are and shall be deemed to have been made by the Company only.

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ANNEX B

(d) The Rights Agent shall not have any liability for or be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the legality or validity or execution of any Rights Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Rights Certificate; nor shall it be liable or responsible for any adjustment or calculation required under Section 11, Section 13, Section 14 or Section 24 or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment or calculation (except with respect to the exercise of Rights evidenced by Rights Certificates subject to the terms and conditions hereof after actual notice of any such adjustment); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Common Stock or Preferred Stock to be issued pursuant to this Agreement or any Rights Certificate or as to whether any shares of Common Stock or Preferred Stock will, when so issued, be validly authorized and issued, fully paid and nonassessable.

(e) The Rights Agent shall not be liable or responsible for any failure of the Company to comply with any of its obligations relating to any registration statement filed with the Securities and Exchange Commission or this Agreement, including obligations under applicable regulation or law.

(f) The Rights Agent shall not have any duty or responsibility in the case of the receipt of any written demand from any holder of Rights with respect to any action or default by the Company, including, without limiting the generality of the foregoing, any duty or responsibility to initiate or attempt to initiate any proceedings at law or otherwise or to make any demand upon the Company.

(g) The Company agrees that it shall perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required or requested by the Rights Agent for the carrying out or performing by the Rights Agent of this Agreement.

(h) The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any person reasonably believed by the Rights Agent to be the Chairman of the Board, Chief Executive Officer, Chief Financial Officer, Corporate Secretary or any Assistant Secretary of the Company and to apply to such officers for advice or instructions in connection with its duties under this Agreement, and such instructions shall provide full authorization and protection to the Rights Agent and the Rights Agent shall not be liable for and it shall incur no liability for or in respect of any action taken, suffered or omitted by it in accordance with instructions of any such officer. Any application by the Rights Agent for written instructions from the Company may, at the option of the Rights Agent, set forth in writing any action proposed to be taken, suffered or omitted to be taken by the Rights Agent under this Agreement and the date on and/or after which such action shall be taken or such omission shall be effective. The Rights Agent shall be fully authorized and protected in relying upon the most recent instructions received from any such officer, and shall not be liable for any action taken, suffered or omitted to be taken by the Rights Agent in accordance with a proposal included in any such application on or after the date specified in such application unless, prior to taking any such action (or the effective date, in the case of an omission), the Rights Agent has received written instructions in response to such application specifying the action to be taken or omitted.

(i) The Rights Agent and any stockholder, director, Affiliate, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other Person.

(j) The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, omission, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company or any other Person resulting from any such act, omission, default, neglect or misconduct, absent gross negligence or bad faith in the selection and continued employment thereof (which gross negligence or bad faith must be determined by a final, non-appealable judgment of a court of competent jurisdiction).

(k) No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights or powers if the Rights Agent if there are reasonable grounds for believing that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

2020 PROXY STATEMENT B-23

ANNEX B

(l) If, with respect to any Rights Certificate surrendered to the Rights Agent for exercise or transfer, the certificate attached to the form of assignment or form of election to purchase, as the case may be, has either not been properly completed or indicates an affirmative response to clause 1 or 2 thereof, the Rights Agent shall not take any further action with respect to such requested exercise or transfer without first consulting with the Company; provided, however that Rights Agent shall not be liable for any delays arising from the duties under this Section 20(l).

(m) The Rights Agent shall have no responsibility to the Company, any holders of Rights or any other Person for interest or earnings on any moneys held by the Rights Agent pursuant to this Agreement.

(n) The Rights Agent shall not be required to take notice or be deemed to have notice of any event or condition hereunder, including any event or condition that may require action by the Rights Agent, unless the Rights Agent shall be specifically notified in writing of such event or condition by the Company, and all notices or other instruments required by this Agreement to be delivered to the Rights Agent must, in order to be effective, be received by the Rights Agent as specified in Section 26 hereof, and in the absence of such notice so delivered, the Rights Agent may conclusively assume no such event or condition exists.

(o) The Rights Agent may rely on and be fully authorized and protected in acting or failing to act upon (a) any guaranty of signature by an “eligible guarantor institution” that is a member or participant in the Securities Transfer Agents Medallion Program or other comparable “signature guarantee program” or insurance program in addition to, or in substitution for, the foregoing; or (b) any law, act, regulation or any interpretation of the same.

(p) In the event the Rights Agent believes any ambiguity or uncertainty exists hereunder or in any notice, instruction, direction, request or other communication, paper or document received by the Rights Agent hereunder, the Rights Agent, may (upon notice to the Company of such ambiguity or uncertainty), in its sole discretion, refrain from taking any action, and shall be fully protected and shall not be liable in any way to Company, the holder of any Rights Certificate or any other Person for refraining from taking such action, unless the Rights Agent receives written instructions signed by the Company which eliminates such ambiguity or uncertainty to the satisfaction of Rights Agent.

Section 21. Change of Rights Agent. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon thirty (30) days’ notice in writing to the Company, and to the holders of the Rights Certificates by first-class mail. In the event any transfer agency relationship in effect between the Company and the Rights Agent terminates, the Rights Agent will be deemed to have resigned automatically and be discharged from its duties under this Agreement as of the effective date of such termination, and the Company shall be responsible for sending any required notice. The Company may remove the Rights Agent or any successor Rights Agent upon no less than thirty (30) days’ notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Stock and the Preferred Stock, by registered or certified mail, and, if such removal occurs after the Distribution Time, to the holders of the Rights Certificates by first-class mail. If the Rights Agent resigns or is removed or otherwise becomes incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company fails to make such appointment within a period of thirty (30) days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by any registered holder of a Rights Certificate (who shall, with such notice, submit such holder’s Rights Certificate for inspection by the Company), then any registered holder of any Rights Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be (a) a Person organized and doing business under the laws of the United States or any state thereof, in good standing, which is authorized under such laws to exercise corporate trust, stock transfer or stockholder services powers and is subject to supervision or examination by federal or state authority and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $50,000,000 or (b) an Affiliate of such Person. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent under this Agreement without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further reasonable assurance, conveyance, act or deed necessary for the purpose, but such predecessor Rights Agent shall not be required to make any additional expenditure or assume any additional liability in connection with the foregoing. Not later than the effective date of any such appointment, the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Stock and the Preferred Stock, and, if such appointment occurs after the Distribution Time, mail a notice thereof in writing to the registered holders of the Rights Certificates. Failure to give any notice provided for in this Section 21 or any defect therein shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

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ANNEX B

Section 22. Issuance of New Rights Certificates. Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by its Board to reflect any adjustment or change in the Exercise Price and the number or kind or class of shares or other securities or property purchasable under the Rights Certificates made in accordance with this Agreement. In addition, in connection with the issuance or sale of shares of Common Stock following the Distribution Time and prior to the redemption or expiration of the Rights, the Company (a) shall, with respect to shares of Common Stock so issued or sold pursuant to the exercise of stock options or under any employee plan or arrangement, granted or awarded prior to the Distribution Time, or upon the exercise, conversion or exchange of securities hereinafter issued by the Company, and (b) may, in any other case, if deemed necessary or appropriate by the Board, issue Rights Certificates representing an appropriate number of Rights in connection with such issuance or sale; provided, however, that (i) no such Rights Certificate shall be issued if, and to the extent that, the Company shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or the Person to whom such Rights Certificate would be issued and (ii) no such Rights Certificate shall be issued if, and to the extent that, appropriate adjustment shall otherwise have been made in lieu of the issuance thereof.

Section 23. Redemption and Termination.

(a) The Board may, at its option, at any time prior to the earlier of (i) the Stock Acquisition Date and (ii) the Final Expiration Time (such time being hereinafter referred to as the “Redemption Period”), cause the Company to redeem all but not less than all of the then outstanding Rights at a redemption price of $0.001 per Right, as such amount may be appropriately adjusted to reflect any stock split, reverse stock split, stock dividend or similar transaction occurring after the date hereof (such redemption price being hereinafter referred to as the “Redemption Price”). Notwithstanding anything contained in this Agreement to the contrary, the Rights shall not be exercisable after the first occurrence of a Flip-in Event until such time as the Company’s right of redemption hereunder has expired. The Company may, at its option, pay the Redemption Price in cash, shares of Common Stock (based on the Current Market Price of the Common Stock at the time of redemption) or any other form of consideration deemed appropriate by the Board. The redemption of the Rights by the Board may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish.

(b) Immediately upon the action of the Board ordering the redemption of the Rights pursuant to Section 23(a) or such later time as the Board may establish for the effectiveness of such redemption, evidence of which shall have been filed with the Rights Agent and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price for each Right so held. Within ten (10) days after the action of the Board ordering the redemption of the Rights, the Company shall give notice of such redemption to the Rights Agent and the holders of the then outstanding Rights by mailing such notice to the Rights Agent and to all such holders at each holder’s last address as it appears upon the registry books of the Rights Agent or, prior to the Distribution Time, on the registry books of the transfer agent for the Common Stock; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such redemption. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption shall state the method by which the payment of the Redemption Price will be made.

Section 24. Exchange.

(a) The Board may, at its option, at any time after any Person becomes an Acquiring Person, exchange all or part of the then outstanding and exercisable Rights (which shall not include Rights that have become null and void pursuant to Section 7(e)) for shares of Common Stock at an exchange ratio of one share of Common Stock per Right, appropriately adjusted to reflect any stock split, reverse stock split, stock dividend or similar transaction occurring after the date hereof (such exchange ratio being hereinafter referred to as the “Exchange Ratio”). Notwithstanding the foregoing, the Board shall not be empowered to effect such exchange at any time after any Acquiring Person, together with all of its Related Persons, becomes the Beneficial Owner of fifty percent (50%) or more of the Common Stock then outstanding. From and after the occurrence of a Flip-over Event, any rights that theretofore have not been exchanged pursuant to this Section 24(a) shall thereafter be exercisable only in accordance with Section 13 and may not be exchanged pursuant to this Section 24(a). Before effecting an exchange pursuant to this Section 24, the Board may direct the Company to enter into a trust agreement in such form and with such terms as the Board shall then approve (the “Trust Agreement”). If the Board so directs, the Company shall enter into the Trust Agreement and shall issue to the trust created by such agreement (the “Trust”) all or some (as designated by the Board) of the shares of Common Stock issuable pursuant to the exchange, and all or some (as designated by the Board) holders of Rights entitled to receive shares pursuant to the exchange shall be entitled to receive such shares (and any dividends paid or distributions made thereon after the date on which such shares are deposited in the Trust) only from the Trust and solely upon compliance with the relevant terms and provisions of the Trust Agreement.

2020 PROXY STATEMENT B-25

ANNEX B

(b) Immediately upon the effectiveness of the action of the Board ordering the exchange of any Rights pursuant to Section 24(a) and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of any such Rights shall be to receive that number of shares of Common Stock equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Company shall promptly give public notice (with prompt written notice thereof to the Rights Agent) of any exchange. The Company promptly thereafter shall mail a notice of any such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange shall state the method by which the exchange of the shares of Common Stock for Rights shall be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become null and void pursuant to Section 7(e)) held by each holder of Rights. Prior to effecting any exchange and registering shares of Common Stock in any Person’s name, including any nominee or transferee of a Person, the Company may require (or cause the trustee of the Trust to require), as a condition thereof, that any holder of Rights provide evidence, including the identity of the Beneficial Owners thereof and their Related Persons (or former Beneficial Owners thereof and their Related Persons) as the Company reasonably requests in order to determine if such Rights are null and void. If any Person fails to comply with such request, the Company shall be entitled conclusively to deem the Rights formerly held by such Person to be null and void pursuant to Section 7(e). No failure to give, or any defect in, any notice provided under this Section 24(b) shall affect the validity of any exchange. Any shares of Common Stock or other securities issued at the direction of the Board in connection herewith shall be validly issued, fully paid and non-assessable shares of Common Stock or of such other securities, as the case may be.

(c) Upon declaring an exchange pursuant to this Section 24, or as promptly as reasonably practicable thereafter, the Company may implement such procedures as it deems appropriate, in its sole discretion, for the purpose of ensuring that the Common Stock (or such other consideration) issuable upon an exchange pursuant to this Section 24 is not received by holders of Rights that have become null and void pursuant to Section 7(e).

(d) In any exchange pursuant to this Section 24, the Company, at its option, may substitute shares of Preferred Stock (or Equivalent Preferred Stock) for shares of Common Stock exchangeable for Rights, at the initial rate of one one-thousandth of a share of Preferred Stock (or Equivalent Preferred Stock) for each share of Common Stock, as appropriately adjusted to reflect adjustments in the voting rights of the Preferred Stock pursuant to the terms thereof, so that the fraction of a share of Preferred Stock delivered in lieu of each share of Common Stock shall have the same voting rights as one share of Common Stock.

(e) In the event that there are not sufficient shares of Common Stock issued but not outstanding or authorized but unissued to permit any exchange of Rights as contemplated in accordance with this Section 24, the Company shall take all such actions as may be necessary to authorize additional shares of Common Stock for issuance upon exchange of the Rights. In the event the Company, after good faith effort, is unable to take all such actions as may be necessary to authorize such additional shares of Common Stock, the Company shall substitute, for each share of Common Stock that would otherwise be issuable upon exchange of a Right, a number of shares of Preferred Stock or fraction thereof such that the current per share market price of one share of Preferred Stock multiplied by such number or fraction is equal to the current per share market price of one share of Common Stock as of the date of issuance of such shares of Preferred Stock or fraction thereof.

(f) The Company shall not be required to issue fractions of shares of Common Stock or to distribute certificates which evidence fractional shares of Common Stock. In lieu of such fractional shares of Common Stock, there shall be paid to the registered holders of the Rights Certificates with regard to which such fractional shares of Common Stock would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole share of Common Stock. For the purposes of this Section 24(f), the current market value of a whole share of Common Stock shall be the Closing Price of a share of Common Stock for the Trading Day immediately prior to the date of exchange pursuant to this Section 24.

Section 25. Notice of Certain Events.

(a) In the event the Company proposes, at any time after the earlier of the Distribution Time or the Stock Acquisition Date, (i) to pay any dividend payable in stock of any class or series to the holders of Preferred Stock or to make any other distribution to the holders of Preferred Stock (other than a regular periodic cash dividend out of earnings or retained earnings of the Company), (ii) to offer to the holders of Preferred Stock rights or warrants to subscribe for or to purchase any additional shares of Preferred Stock or shares of stock of any class or any other securities, rights or options, (iii) to effect any reclassification of its Preferred Stock (other than a reclassification involving only the subdivision of outstanding shares of Preferred Stock), (iv) to effect any consolidation or merger into or with any other Person (other than a direct or indirect, wholly owned Subsidiary of the Company in a transaction which complies with Section 11(o)), or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one transaction or a series of related transactions, of fifty percent

B-26 2020 PROXY STATEMENT

ANNEX B

(50%) or more of the assets, cash flow or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company or any of its Subsidiaries in one or more transactions each of which complies with Section 11(o)), or (v) to effect the liquidation, dissolution or winding up of the Company, then, in each such case, the Company shall give to the Rights Agent and to each holder of a Rights Certificate, to the extent feasible and in accordance with Section 26, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution, or winding up is to take place and the date of participation therein by the holders of the shares of Preferred Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by the foregoing clause (i) or (ii) at least twenty (20) days prior to the record date for determining holders of the shares of Preferred Stock for purposes of such action, and in the case of any such other action, at least twenty (20) days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the shares of Preferred Stock, whichever shall be the earlier; provided, however, that no such action shall be taken pursuant to this Section 25(a) that will or would conflict with any provision of the Certificate of Incorporation, provided further that no such notice is required pursuant to this Section 25 if any Subsidiary of the Company effects a consolidation or merger with or into, or effects a sale or other transfer of assets or earning power to, any other Subsidiary of the Company.

(b) In case a Flip-in Event occurs, then, in any such case, (i) the Company shall as soon as practicable thereafter give to each holder of a Rights Certificate, to the extent feasible and in accordance with Section 26, a notice of the occurrence of such event, which shall specify the event and the consequences of the event to holders of Rights under Section 11(a)(ii), and (ii) all references in the preceding paragraph to Preferred Stock shall be deemed thereafter to refer to Common Stock and/or, if appropriate, other securities.

(c) In case any Flip-over Event occurs, the Company shall, as soon as practicable thereafter, give to each registered holder of a Rights Certificate, to the extent feasible, and to the Rights Agent in accordance with Section 26, a written notice of the occurrence of such event, which notice shall describe such event and the consequences of such event to holders of Rights under Section 13(a).

Section 26. Notices. Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Rights Certificate to or on the Company shall be sufficiently given or made if in writing and sent by first-class or express United States mail, Federal Express or United Parcel Service or any other nationally recognized courier service, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) or by facsimile transmission (with receipt confirmation) as follows:

Gulfport Energy Corporation
3001 Quail Springs Parkway
Oklahoma City, OK 73134
Attention: Patrick Craine
Email: pcraine@gulfportenergy.com

with a copy to:

Sidley Austin LLP
787 Seventh Avenue
New York, NY 10019

Attention: Kai H. Liekefett, Esq.
Email: kliekefett@sidley.com

Subject to Section 21, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Rights Certificate to or on the Rights Agent shall be sufficiently given or made if in writing and sent by first-class or express United States mail, Federal Express or United Parcel Service or any other nationally recognized courier service, postage prepaid, addressed (until another address is filed in writing with the Company) or by facsimile transmission (with receipt confirmation) as follows:

Computershare Trust Company, N.A.
150 Royall Street
Canton, MA 02021
Attention: Client Services
Facsimile: (781) 575-4210

2020 PROXY STATEMENT B-27

ANNEX B

Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Rights Certificate (or, if prior to the Distribution Time, to the holder of shares of Common Stock) shall be sufficiently given or made if in writing, sent by first-class or express United States mail, Federal Express or United Parcel Service or any other overnight delivery service, postage prepaid and properly addressed to such holder at the address of such holder as shown on the registry books of the Company.

Section 27. Supplements and Amendments. Except as otherwise provided in this Section 27, the Company, by action of the Board, may from time to time and in its sole and absolute discretion, and the Rights Agent shall, if the Company so directs, from time to time supplement or amend this Agreement in any respect without the approval of any holders of Rights (a) prior to the Stock Acquisition Date, in any respect, and (b) on or after the Stock Acquisition Date, (i) to make any changes that the Company may deem necessary or desirable that would not materially adversely affect the interests of the holders of Rights (other than the Acquiring Person, any Related Person thereof or any transferee of any Acquiring Person or any Related Person thereof), (ii) to cure any ambiguity, (iii) to correct or supplement any provision contained herein that may be inconsistent with any other provision herein, including any change in order to satisfy any applicable law, rule or regulation or (iv) to shorten or lengthen any time period under this Agreement. Without limiting the foregoing, the Company, by action of the Board, may, at any time before any Person becomes an Acquiring Person, amend this Agreement to make this Agreement inapplicable to a particular transaction by which a Person might otherwise become an Acquiring Person or to otherwise alter the terms and conditions of this Agreement as they may apply with respect to any such transaction. For the avoidance of doubt, the Company shall be entitled to adopt and implement such procedures and arrangements (including with third parties) as it may deem necessary or desirable to facilitate the exercise, exchange, trading, issuance or distribution of the Rights (and the shares of Preferred Stock issuable and deliverable upon the exercise of the Rights) as contemplated hereby and to ensure that an Acquiring Person and its Related Persons and transferees do not obtain the benefits thereof, and any amendment in respect of the foregoing shall be deemed not to adversely affect the interests of the holders of Rights. No supplement or amendment to this Agreement shall be effective unless duly executed by the Rights Agent and the Company. The Rights Agent shall duly execute and deliver any supplement or amendment hereto requested by the Company in writing, provided that the Company has delivered to the Rights Agent a certificate from the Chairman of the Board, Chief Executive Officer, President, Chief Financial Officer, General Counsel, Corporate Secretary or any Assistant Secretary of the Company, or any other officer of the Company that states that the proposed supplement or amendment complies with the terms of this Agreement, including this Section 27. Notwithstanding anything in this Agreement to the contrary, the Rights Agent may, but shall not be obligated to, enter into any supplement or amendment that adversely affects the Rights Agent’s own rights, duties, immunities or obligations under this Agreement. Prior to the Distribution Time, the interests of the holders of Rights shall be deemed coincident with the interests of holders of the Common Stock.

Section 28. Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

Section 29. Determination and Action by the Board. The Board, or a duly authorized committee thereof, shall have the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the Board or to the Company, or as may be necessary or advisable in the administration of this Agreement, including the right and power to (a) interpret the provisions of this Agreement and (b) make all determinations deemed necessary or advisable for the administration of this Agreement (including a determination to redeem the Rights, to exchange the Rights and/or to amend this Agreement). Without limiting any of the rights and immunities of the Rights Agent, all such actions, calculations, interpretations and determinations (including for purposes of the following clause (ii), all omissions with respect to the foregoing) which are done or made by the Board in good faith shall (i) be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights and all other Persons and (ii) not subject the Board to any liability to the holders of the Rights. The Rights Agent is entitled always to assume the Board acted in good faith and shall be fully protected and incur no liability in reliance thereon.

Section 30. Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Time, registered holders of the Common Stock) any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Time, registered holders of the Common Stock).

Section 31. Tax Compliance and Withholding. The Company hereby authorizes the Rights Agent to deduct from all payments disbursed by the Rights Agent to the holders of the Rights, if applicable, the tax required to be withheld pursuant to the Code or by any federal or state statutes subsequently enacted, and to make the necessary returns and payments of such tax to

B-28 2020 PROXY STATEMENT

ANNEX B

the relevant taxing authority. The Company will provide withholding and reporting instructions in writing to the Rights Agent from time to time as relevant, and upon request of the Rights Agent. The Rights Agent shall have no responsibilities with respect to tax withholding, reporting or payment except as specifically instructed by the Company.

Section 32. Process to Seek Exemption. Any Person who desires to effect any transaction that might, if consummated, result in such Person becoming the Beneficial Owner of 4.9% or more of the then-outstanding shares of Common Stock (a “Requesting Person”) may, prior to the date of the transaction for which the Requesting Person is seeking a determination, request in writing that the Board make a determination under this Agreement so that such Person would be deemed to be an “Exempt Person” for the purposes of this Agreement (an “Exemption Request”). Any Exemption Request must be delivered by registered mail, return receipt requested, to the Company at the address listed in Section 26. Such Exemption Request will be deemed to have been made when actually received by the Company. Any Exemption Request must include: (i) the name, address and telephone number of the Requesting Person; (ii) the number and percentage of shares of Common Stock then Beneficially Owned by the Requesting Person; (iii) a reasonably detailed description of the transaction or transactions by which the Requesting Person would propose to acquire Beneficial Ownership of shares of Common Stock, the maximum number and percentage of shares of Common Stock that the Requesting Person proposes to acquire and the proposed tax treatment thereof; and (iv) a commitment by the Requesting Person that such Requesting Person will not acquire Beneficial Ownership of 4.9% or more of the then-outstanding shares of Common Stock or, if such Requesting Person Beneficially Owns 4.9% or more of the then-outstanding shares of Common Stock, any additional shares of Common Stock prior to such time as the Board has responded to, or is deemed to have responded to, the Exemption Request pursuant to this Section 32. The Board will endeavor to respond to any Exemption Request within 30 calendar days of receiving such Exemption Request; provided, however, that the failure of the Board to make a determination within such period will be deemed to constitute the denial by the Board of the Exemption Request. The Requesting Person must respond promptly to reasonable and appropriate requests for additional information from the Company or the Board and its advisors to assist the Board in making its determination. As a condition to making any determination requested pursuant to this Section 32, the Board may, in its discretion, require (at the expense of the Requesting Person) a report from advisors selected by the Board to the effect that the proposed transaction or transactions will not result in the application of any limitations on the use by the Company of the Tax Benefits taking into account any and all other transactions that have been consummated prior to receipt of the Exemption Request, any and all other proposed transactions that have been approved by the Board prior to its receipt of the Exemption Request and any such other actual or proposed transactions involving the Common Stock as the Board may require; provided, further, that the Board may make the determination requested in the Exemption Request notwithstanding the effect of the proposed transaction or transactions on the Tax Benefits if it determines that such determination is in the best interests of the Company. The Board may impose any conditions that it deems reasonable and appropriate in connection with a determination pursuant to this Section 32, including restrictions on the ability of the Requesting Person to transfer shares of Common Stock acquired by it in the transaction or transactions to which such determination relates. Any Exemption Request may be submitted on a confidential basis and, except to the extent required by applicable law, the Company shall maintain the confidentiality of such Exemption Request and the determination of the Board with respect thereto, unless the information contained in the Exemption Request or the determination of the Board with respect thereto otherwise becomes publicly available.

Section 33. Severability. If any term, provision, covenant or restriction of this Agreement or the Rights is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement and the Rights shall remain in full force and effect and shall in no way be affected, impaired or invalidated; provided, however, that notwithstanding anything in this Agreement to the contrary, if any such term, provision, covenant or restriction is held by such court or authority to be invalid, void or unenforceable and the Board determines in its good faith judgment that severing the invalid language from this Agreement or the Rights would adversely affect the purpose or effect of this Agreement, the right of redemption set forth in Section 23 shall be reinstated and shall not expire until the Close of Business on the tenth (10th) day following the date of such determination by the Board; further, provided, however, that if such excluded provision shall materially and adversely affect the rights, immunities, liabilities, duties or obligations of the Rights Agent, the Rights Agent shall be entitled to resign immediately upon written notice to the Company.

Section 34. Governing Law; Submission to Jurisdiction. This Agreement, each Right and each Rights Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts made and to be performed entirely within such State. The Company and each holder of Rights hereby irrevocably submits to the exclusive jurisdiction of the Court of Chancery of the State of Delaware, or, if such court lacks subject matter jurisdiction, the United States District Court for the District of Delaware, over any suit, action or proceeding arising out of or relating to this Agreement. The Company and each holder of Rights acknowledge that the forum designated by this Section 34 has a reasonable relation to this Agreement and to such Persons’

2020 PROXY STATEMENT B-29

ANNEX B

relationship with one another. The Company and each holder of Rights hereby waive, to the fullest extent permitted by applicable law, any objection which they now or hereafter have to personal jurisdiction or to the laying of venue of any such suit, action or proceeding brought in any court referred to in this Section 34. The Company and each holder of Rights undertake not to commence any action subject to this Agreement in any forum other than the forum described in this Section 34. The Company and each holder of Rights agree that, to the fullest extent permitted by applicable law, a final and non-appealable judgment in any such suit, action or proceeding brought in any such court shall be conclusive and binding upon such Persons.

Section 35. Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. Delivery of an executed signature page of the Agreement by facsimile or other customary means of electronic transmission (e.g., “pdf”) shall be effective as delivery of a manually executed counterpart hereof.

Section 36. Descriptive Headings; Interpretation. Descriptive headings of the several Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” Each reference in this Agreement to a period of time following or after a specified date or event shall be calculated without including such specified date or the day on which such specified event occurs.

Section 37. Force Majeure. Notwithstanding anything to the contrary contained herein, the Rights Agent will not have any liability for not performing, or a delay in the performance of, any act, duty, obligation or responsibility by reason of any occurrence beyond the reasonable control of the Rights Agent (including any act or provision or any present or future law or regulation or governmental authority, any act of God, epidemics, pandemics, war, civil or military disobedience or disorder, riot, rebellion, terrorism, insurrection, fire, earthquake, storm, flood, strike, work stoppage, interruptions or malfunctions of computer facilities, loss of data due to power failures or mechanical difficulties, labor dispute, accident or failure or malfunction of any utilities communication or computer services or similar occurrence).

* * * * * * *

B-30 2020 PROXY STATEMENT

ANNEX B

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

GULFPORT ENERGY CORPORATION
By:	/s/ Patrick Craine
Name: Patrick Craine
Title: EVP-GC
COMPUTERSHARE TRUST COMPANY, N.A.
By:	/s/ Patrick Hayes
Name: Patrick Hayes
Title: Vice President & Manager

[Signature Page to Tax Benefits Preservation Plan]

2020 PROXY STATEMENT B-31

ANNEX B

Exhibit A

FORM OF

CERTIFICATE OF DESIGNATION

OF

SERIES B JUNIOR PARTICIPATING PREFERRED STOCK

OF

GULFPORT ENERGY CORPORATION

Pursuant to Section 151 of the
General Corporation Law of the State of Delaware

The undersigned hereby certifies that the following resolution was duly adopted by the board of directors of Gulfport Energy Corporation, a Delaware corporation (the “Corporation”), on April 30, 2020:

RESOLVED, that pursuant to the authority vested in the board of directors of the Corporation (the “Board”) by the Restated Certificate of Incorporation of the Corporation (as may be amended from time to time, the “Charter”), the Board hereby creates, authorizes and provides for the issue of a series of Preferred Stock, par value $0.01 per share, of the Corporation, to be designated “Series B Junior Participating Preferred Stock” (hereinafter referred to as the “Series B Preferred Stock”), initially consisting of 200,000 shares, and to the extent that the designations, powers, preferences and relative and other special rights and the qualifications, limitations or restrictions of the Series B Preferred Stock are not stated and expressed in the Charter, hereby fixes and herein states and expresses such designations, powers, preferences and relative and other special rights and the qualifications, limitations and restrictions thereof, as follows:

Section 1. Designation and Amount. The shares of such series shall be designated as “Series B Junior Participating Preferred Stock,” and the number of shares constituting such series shall be 200,000. Such number of shares may be increased or decreased by resolution of the Board; provided, however, that no decrease shall reduce the number of shares of Series B Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation convertible into Series B Preferred Stock.

Section 2. Dividends and Distributions.

(a) Subject to the prior and superior rights of the holders of any shares of any series of Preferred Stock (as defined in the Charter) ranking prior and superior to the shares of Series B Preferred Stock with respect to dividends, the holders of shares of Series B Preferred Stock, in preference to the holders of common stock, par value $0.01 per share, of the Corporation (the “Common Stock”) shall be entitled to receive, when, as and if declared by the Board out of funds legally available for the purpose, quarterly dividends payable in cash on the last business day of March, June, September and December in each year (each such date being referred to herein as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series B Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (i) $1,000 or (ii) subject to the provision for adjustment hereinafter set forth, 1,000 times the aggregate per share amount of all cash dividends, plus 1,000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series B Preferred Stock. In the event the Corporation at any time after April 30, 2020 (the “Rights Declaration Date”) (x) declares any dividend on Common Stock payable in shares of Common Stock, (y) subdivides the outstanding Common Stock or (z) combines the outstanding Common Stock into a smaller number of shares, then in each case the amount to which holders of shares of Series B Preferred Stock were entitled immediately prior to such event under clause (ii) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

B-32 2020 PROXY STATEMENT

ANNEX B

(b) The Corporation shall declare a dividend or distribution on the Series B Preferred Stock as provided in Section 2(a) immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided, however, that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, subject to the prior and superior rights of the holders of any shares of any series of Preferred Stock ranking prior to and superior to the shares of Series B Preferred Stock with respect to dividends, a dividend of $1.00 per share on the Series B Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

(c) Dividends shall begin to accrue and be cumulative on outstanding shares of Series B Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of Series B Preferred Stock, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series B Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series B Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board may fix a record date for the determination of holders of shares of Series B Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than sixty (60) days prior to the date fixed for the payment thereof.

Section 3. Voting Rights. The holders of shares of Series B Preferred Stock shall have the following voting rights:

(a) Subject to the provision for adjustment hereinafter set forth, each share of Series B Preferred Stock shall entitle the holder thereof to 1,000 votes on all matters submitted to a vote of the stockholders of the Corporation. In the event the Corporation at any time after the Rights Declaration Date (i) declares any dividend on Common Stock payable in shares of Common Stock, (ii) subdivides the outstanding Common Stock or (iii) combines the outstanding Common Stock into a smaller number of shares, then in each such case the number of votes per share to which holders of shares of Series B Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(b) Except as otherwise provided herein or by law, the holders of shares of Series B Preferred Stock and the holders of shares of Common Stock shall vote collectively as one class on all matters submitted to a vote of stockholders of the Corporation.

(c) Except as set forth herein or as otherwise provided by law, holders of Series B Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

Section 4. Certain Restrictions.

(a) Whenever quarterly dividends or other dividends or distributions payable on the Series B Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series B Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

(i) declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of capital stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series B Preferred Stock;

(ii) declare or pay dividends on or make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series B Preferred Stock, except dividends paid ratably on the Series B Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

(iii) redeem or purchase or otherwise acquire for consideration shares of any capital stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series B Preferred Stock other than (A) such redemptions or purchases that may be deemed to occur upon the exercise of stock options, warrants or similar rights or grant, vesting or lapse of restrictions on the grant of any performance shares, restricted stock, restricted stock units or other equity awards to the extent

2020 PROXY STATEMENT B-33

ANNEX B

that such shares represent all or a portion of (x) the exercise or purchase price of such options, warrants or similar rights or other equity awards or (y) the amount of withholding taxes owed by the holder of such award in respect of such grant, exercise, vesting or lapse of restrictions; (B) such purchases necessary to satisfy the issuance of any shares upon the exercise or satisfy the vesting and settlement of any options, warrants or similar rights or other equity awards pursuant to the terms of the Corporation’s equity plans maintained for the benefit of its employees, directors and other service providers; or (C) the repurchase, redemption or other acquisition or retirement for value of any such shares from employees, directors, former directors, consultants or former consultants of the Corporation or their respective estate, spouse, former spouse or family member, pursuant to the terms of the agreement pursuant to which such shares were acquired; provided, that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such parity stock in exchange for shares of any capital stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series B Preferred Stock; or

(iv) purchase or otherwise acquire for consideration any shares of Series B Preferred Stock, or any shares of capital stock ranking on a parity with the Series B Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board) to all holders of such shares upon such terms as the Board, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

(b) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under Section 4(a), purchase or otherwise acquire such shares at such time and in such manner.

Section 5. Reacquired Shares. Any shares of Series B Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board, subject to the conditions and restrictions on issuance set forth herein.

Section 6. Liquidation, Dissolution or Winding Up.

(a) Upon any liquidation (voluntary or otherwise), dissolution or winding up of the Corporation, no distribution shall be made to the holders of shares of capital stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series B Preferred Stock unless, prior thereto, the holders of shares of Series B Preferred Stock shall have received $1,000 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment (the “Series B Liquidation Preference”). Following the payment of the full amount of the Series B Liquidation Preference, no additional distributions shall be made to the holders of shares of Series B Preferred Stock unless, prior thereto, the holders of shares of Common Stock have received an amount per share (the “Common Adjustment”) equal to the quotient obtained by dividing (i) the Series B Liquidation Preference by (ii) 1,000 (as appropriately adjusted as set forth in Section 6(c) below to reflect such events as stock splits, reverse stock splits, stock dividends and recapitalizations with respect to the Common Stock) (such number in clause (ii), the “Adjustment Number”). Following the payment of the full amount of the Series B Liquidation Preference and the Common Adjustment in respect of all outstanding shares of Series B Preferred Stock and Common Stock, respectively, and the payment of liquidation preferences of all other shares of capital stock which rank prior to or on a parity with Series B Preferred Stock, holders of Series B Preferred Stock and holders of shares of Common Stock shall receive their ratable and proportionate share of the remaining assets to be distributed in the ratio of the Adjustment Number to 1 with respect to such Preferred Stock and Common Stock, on a per share basis, respectively.

(b) In the event, however, that there are not sufficient assets available to permit payment in full of the Series B Liquidation Preference and the liquidation preferences of all other series of Preferred Stock, if any, which rank on a parity with the Series B Preferred Stock, then such remaining assets shall be distributed ratably to the holders of such parity shares in proportion to their respective liquidation preferences. In the event, however, that there are not sufficient assets available to permit payment in full of the Common Adjustment, then such remaining assets shall be distributed ratably to the holders of Common Stock.

(c) In the event the Corporation at any time after the Rights Declaration Date (i) declares a dividend on Common Stock payable in shares of Common Stock, (ii) subdivides outstanding Common Stock or (iii) combines the outstanding Common Stock into a smaller number of shares, then in each such case the Adjustment Number in effect immediately prior to such event shall be adjusted by multiplying such Adjustment Number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

B-34 2020 PROXY STATEMENT

ANNEX B

Section 7. Consolidation, Merger, Etc. In case the Corporation enters into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Series B Preferred Stock shall at the same time be similarly exchanged or changed into an amount per share (subject to the provision for adjustment hereinafter set forth) equal to 1,000 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, for which or into which each share of Common Stock is exchanged or changed. In the event the Corporation at any time after the Rights Declaration Date (i) declares any dividend on Common Stock payable in shares of Common Stock, (ii) subdivides the outstanding Common Stock or (iii) combines the outstanding Common Stock into a smaller number of shares, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series B Preferred Stock shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

Section 8. No Redemption. The shares of Series B Preferred Stock shall not be redeemable.

Section 9. Ranking. The Series B Preferred Stock shall rank junior to all other series of the Corporation’s Preferred Stock as to the payment of dividends and the distribution of assets, whether or not upon the dissolution, liquidation or winding up of the Corporation, unless the terms of any such series provides otherwise.

Section 10. Amendment. The Charter shall not be amended in any manner which would materially alter or change the powers, preferences or special rights of the Series B Preferred Stock so as to affect them adversely without the affirmative vote of the holders of two-thirds of the outstanding shares of Series B Preferred Stock, voting separately as a class.

Section 11. Fractional Shares. Series B Preferred Stock may be issued in fractions of a share that entitle the holder, in proportion to such holder’s fractional shares, to exercise voting rights, receive dividends, participate in distributions and have the benefit of all other rights of holders of Series B Preferred Stock.

* * * * * * *

2020 PROXY STATEMENT B-35

ANNEX B

IN WITNESS WHEREOF, the Corporation has executed this Certificate of Designation as of April 30, 2020.

GULFPORT ENERGY CORPORATION
By:
Name:
Title:

[Signature Page to Certificate of Designation]

B-36 2020 PROXY STATEMENT

ANNEX B

Exhibit B

[Form of Rights Certificate]

Certificate No. R-	_____________Rights

NOT EXERCISABLE AFTER APRIL 29, 2021 OR EARLIER IF REDEEMED OR EXCHANGED BY THE COMPANY OR SUCH OTHER EARLIER EXPIRATION TIME (AS DEFINED IN THE TAX BENEFITS PRESERVATION PLAN). AS SET FORTH IN THE TAX BENEFITS PRESERVATION PLAN, THE RIGHTS ARE SUBJECT TO REDEMPTION, AT THE OPTION OF THE COMPANY, AT $0.001 PER RIGHT, AND TO EXCHANGE ON THE TERMS SET FORTH IN THE TAX BENEFITS PRESERVATION PLAN. UNDER CERTAIN CIRCUMSTANCES, RIGHTS BENEFICIALLY OWNED BY AN “ACQUIRING PERSON” OR ANY “AFFILIATE” OR “ASSOCIATE” OF AN “ACQUIRING PERSON” (AS SUCH TERMS ARE DEFINED IN THE TAX BENEFITS PRESERVATION PLAN) AND ANY SUBSEQUENT HOLDER OF SUCH RIGHTS SHALL BECOME NULL AND VOID.

[THE RIGHTS REPRESENTED BY THIS RIGHTS CERTIFICATE ARE OR WERE BENEFICIALLY OWNED BY A PERSON WHO WAS OR BECAME AN “ACQUIRING PERSON” OR AN “AFFILIATE” OR “ASSOCIATE” OF AN “ACQUIRING PERSON” (AS SUCH TERMS ARE DEFINED IN THE TAX BENEFITS PRESERVATION PLAN). ACCORDINGLY, THIS RIGHTS CERTIFICATE AND THE RIGHTS REPRESENTED HEREBY SHALL BECOME NULL AND VOID IN THE CIRCUMSTANCES SPECIFIED IN SECTION 7(e) OF SUCH AGREEMENT.]†

____________

†          The portion of the legend in brackets shall be inserted only if applicable and shall replace the preceding sentence.

2020 PROXY STATEMENT B-37

ANNEX B

Rights Certificate

GULFPORT ENERGY CORPORATION

This certifies that ___________, or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Tax Benefits Preservation Plan, dated as of April 30, 2020, as amended from time to time (the “Tax Benefits Preservation Plan”), by and between Gulfport Energy Corporation, a Delaware corporation (the “Company”), and Computershare Trust Company, N.A., the rights agent (and any successor rights agent, the “Rights Agent”), to purchase from the Company at any time prior to the Expiration Time (as such term is defined in the Tax Benefits Preservation Plan at the office or offices of the Rights Agent designated for such purpose, or its successors as Rights Agent, one one-thousandth of a fully paid, nonassessable share of Series B Junior Participating Preferred Stock, par value $0.01 per share (the “Preferred Stock”), of the Company, at an exercise price of $8.00 per one one-thousandth of a share (the “Exercise Price”), upon presentation and surrender of this Rights Certificate with the Form of Election to Purchase and related Certificate properly completed and duly executed. The number of Rights evidenced by this Rights Certificate (and the number of shares which may be purchased upon exercise thereof) set forth above, and the Exercise Price per share set forth above, are the number and Exercise Price as of April 30, 2020, based on the Preferred Stock as constituted at such date. The Company reserves the right to require prior to the occurrence of a Triggering Event (as such term is defined in the Tax Benefits Preservation Plan) that, upon any exercise of Rights, a number of Rights be exercised so that only whole shares of Preferred Stock will be issued. Capitalized terms used and not defined herein shall having the meanings specified in the Tax Benefits Preservation Plan.

Upon the occurrence of a Flip-in Event, if the Rights evidenced by this Rights Certificate are Beneficially Owned by (1) an Acquiring Person or a Related Person of any such Acquiring Person, (2) a transferee of any such Acquiring Person or Related Person or (3) under certain circumstances specified in the Tax Benefits Preservation Plan, a transferee of a Person who, after such transfer, became an Acquiring Person or a Related Person of such Acquiring Person, such Rights shall become null and void and no holder hereof shall have any right with respect to such Rights from and after the occurrence of such Flip-in Event.

As provided in the Tax Benefits Preservation Plan, the Exercise Price and the number and kind of shares of Preferred Stock or other securities which may be purchased upon the exercise of the Rights evidenced by this Rights Certificate are subject to modification and adjustment upon the happening of certain events, including Triggering Events.

This Rights Certificate is subject to all of the terms, provisions and conditions of the Tax Benefits Preservation Plan, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Tax Benefits Preservation Plan reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Rights Certificates, which limitations of rights include the temporary suspension of the exercisability of such Rights under the specific circumstances set forth in the Tax Benefits Preservation Plan. Copies of the Tax Benefits Preservation Plan are on file at the office of the Company and are also available upon written request to the Company.

This Rights Certificate, with or without other Rights Certificates, upon surrender at the offices of the Rights Agent designated for such purpose, may be exchanged for another Rights Certificate or Rights Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of one one-thousandths of a share of Preferred Stock as the Rights evidenced by the Rights Certificates surrendered shall have entitled such holder to purchase. If this Rights Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Rights Certificate or Rights Certificates for the number of whole Rights not exercised.

Subject to the Tax Benefits Preservation Plan, the Rights evidenced by this Rights Certificate may, in each case at the option of the Company, be (1) redeemed by the Company at a Redemption Price of $0.001 per Right or (2) exchanged in whole or in part for shares of Common Stock, par value $0.01 per share, of the Company. Immediately upon the action of the Board of Directors of the Company authorizing redemption, the Rights shall terminate and the only right of the holders of Rights shall be to receive the Redemption Price.

No fractional shares of Preferred Stock shall be issued upon the exercise of any Right or Rights evidenced hereby (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock, which may, at the election of the Company, be evidenced by depositary receipts), but in lieu thereof a cash payment shall be made, as provided in the Tax Benefits Preservation Plan.

B-38 2020 PROXY STATEMENT

ANNEX B

No holder of this Rights Certificate shall be entitled to vote or receive dividends or be deemed for any purpose the holder of shares of Preferred Stock or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Tax Benefits Preservation Plan or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Tax Benefits Preservation Plan), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Rights Certificate shall have been exercised as provided in the Tax Benefits Preservation Plan.

This Rights Certificate shall not be valid or obligatory for any purpose until it has been countersigned manually or by facsimile signature by the Rights Agent.

* * * * * * *

2020 PROXY STATEMENT B-39

ANNEX B

WITNESS the facsimile signature of the proper officer of the Company.

Dated as of _______ __, 20__

GULFPORT ENERGY CORPORATION
By:
Name:
Title:
Countersigned:
COMPUTERSHARE TRUST COMPANY, N.A.
By:
Name:
Title:
B-40 2020 PROXY STATEMENT

ANNEX B

[Form of Reverse Side of Rights Certificate]

FORM OF ASSIGNMENT

(To be executed by the registered holder if such

holder desires to transfer the Rights Certificate.)

FOR VALUE RECEIVED ________________________________________ hereby sells, assigns and transfers unto _______________________________________________________________________________________________________________ (Please print name and address of transferee) this Rights Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ____________ as attorney, to transfer the within Rights Certificate on the books of the within-named Company, with full power of substitution.

Dated: ______________, _______

Signature

Signature Guaranteed:

2020 PROXY STATEMENT B-41

ANNEX B

CERTIFICATE

The undersigned hereby certifies by checking the appropriate boxes that:

(1) this Rights Certificate [  ] is [  ] is not being sold, assigned and transferred by or on behalf of a Person who is or was an Acquiring Person or a Related Person of an Acquiring Person (as such terms are defined pursuant to the Tax Benefits Preservation Plan); and

(2) after due inquiry and to the best knowledge of the undersigned, it [ ] did [ ] did not acquire the Rights evidenced by this Rights Certificate from any Person who or which is, was or subsequently became an Acquiring Person or a Related Person of an Acquiring Person.

Dated: ______________, _______

Signature

Signature Guaranteed:

B-42 2020 PROXY STATEMENT

ANNEX B

NOTICE

The signature to the foregoing Assignment and Certificate must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

In the event the certification set forth above is not completed, the Company shall deem the Beneficial Owner of the Rights evidenced by this Rights Certificate to be an Acquiring Person or a Related Person thereof (as such terms are defined in the Tax Benefits Preservation Plan) and the Election to Purchase will not be honored.

2020 PROXY STATEMENT B-43

ANNEX B

FORM OF ELECTION TO PURCHASE

(To be executed if holder desires to exercise Rights represented by the Rights Certificate.)

TO: GULFPORT ENERGY CORPORATION

The undersigned hereby irrevocably elects to exercise ______ Rights represented by this Rights Certificate to purchase the shares of Preferred Stock issuable upon the exercise of the Rights (or such other securities of the Company or of any other person which may be issuable upon the exercise of the Rights) and requests that certificates for such shares (or other securities) be issued in the name of and delivered to:

Please insert social security or other identifying number: ______________________

________________________________________________________________

(Please print name and address)

________________________________________________________________

If such number of Rights shall not be all the Rights evidenced by this Rights Certificate, a new Rights Certificate for the balance of such Rights shall be registered in the name of and delivered to:

Please insert social security or other identifying number: ______________________

________________________________________________________________

(Please print name and address)

________________________________________________________________

Dated: ______________, _______

Signature

Signature Guaranteed:

B-44 2020 PROXY STATEMENT

ANNEX B

CERTIFICATE

The undersigned hereby certifies by checking the appropriate boxes that:

(1) the Rights evidenced by this Rights Certificate [ ] are [ ] are not being exercised by or on behalf of a Person who is or was an Acquiring Person or a Related Person of an Acquiring Person (as such terms are defined pursuant to the Tax Benefits Preservation Plan); and

(2) after due inquiry and to the best knowledge of the undersigned, it [ ] did [ ] did not acquire the Rights evidenced by this Rights Certificate from any Person who or which is, was or became an Acquiring Person or a Related Person of an Acquiring Person.

Dated: ______________, _______

Signature

Signature Guaranteed:

2020 PROXY STATEMENT B-45

ANNEX B

NOTICE

The signature to the foregoing Election to Purchase and Certificate must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

In the event the certification set forth above is not completed, the Company shall deem the Beneficial Owner of the Rights evidenced by this Rights Certificate to be an Acquiring Person or a Related Person thereof (as such terms are defined in the Tax Benefits Preservation Plan) and, in the case of an Assignment, shall affix a legend to that effect on any Rights Certificates issued in exchange for this Rights Certificate.

B-46 2020 PROXY STATEMENT

ANNEX B

Exhibit C

SUMMARY OF RIGHTS TO PURCHASE PREFERRED STOCK

On April 30, 2020, the board of directors (the “Board”) of Gulfport Energy Corporation (the “Company”) adopted a tax benefits preservation plan and declared a dividend distribution of one right (a “Right”) for each outstanding share of Company common stock, par value $0.01 per share (the “Common Stock”) to stockholders of record at the close of business on May 15, 2020 (the “Record Date”). Each Right entitles its holder, under the circumstances described below, to purchase from the Company one one-thousandth of a share of Series B Junior Participating Preferred Stock of the Company, par value $0.01 per share (the “Preferred Stock”), at an exercise price of $8.00 per Right, subject to adjustment. The description and terms of the Rights are set forth in the tax benefits preservation plan (the “Tax Benefits Preservation Plan”), dated as of April 30, 2020, between the Company and Computershare Trust Company, N.A., as rights agent (and any successor rights agent, the “Rights Agent”).

The Company adopted the Tax Benefits Preservation Plan in order to protect shareholder value against a possible limitation on the Company’s ability to use its net operating losses (the “NOLs”) and certain other tax benefits to reduce potential future U.S. federal income tax obligations. The NOLs are a valuable asset to the Company, which may inure to the benefit of the Company and its stockholders. However, if the Company experiences an “ownership change,” as defined in Section 382 of the Internal Revenue Code of 1986, as amended (the “Code”), its ability to fully utilize the NOLs and certain other tax benefits will be substantially limited and the timing of the usage of the NOLs and such other benefits could be substantially delayed, which could significantly impair the value of those assets. Generally, an “ownership change” occurs if the percentage of the Company’s stock owned by one or more of its “five-percent shareholders” (as such term is defined in Section 382 of the Code) increases by more than 50 percentage points over the lowest percentage of stock owned by such stockholder or stockholders at any time over a three-year period. The Tax Benefits Preservation Plan is intended to prevent against such an “ownership change” by deterring any person or group, together with its affiliates and associates, from acquiring beneficial ownership of 4.9% or more of the Company’s securities.

The Rights. Initially, the Rights are associated with shares of Common Stock and evidenced by Common Stock certificates or, in the case of uncertificated shares of Common Stock, the book-entry account that evidences record ownership of such shares, which shall contain a notation incorporating the Tax Benefits Preservation Plan by reference, and are transferable with and only with the underlying shares of Common Stock. New Rights shall attach to any shares of Common Stock that become outstanding after the Record Date and prior to the earlier of the Distribution Time (as defined below) and the Expiration Time (as defined below).

Separation and Distribution of Rights; Exercisability. Subject to certain exceptions, the Rights become exercisable and trade separately from Common Stock only upon the “Distribution Time,” which occurs upon the earlier of:

•        the close of business on the tenth (10th) day after the “Stock Acquisition Date,” which is (a) the first date of public announcement that a person or group of affiliated or associated persons (with certain exceptions, an “Acquiring Person”) has acquired, or obtained the right or obligation to acquire, beneficial ownership of 4.9% or more of the outstanding shares of Common Stock (with certain exceptions) or (b) such other date, as determined by the Board, on which a person or group has become an Acquiring Person, or

•        the close of business on the tenth (10th) business day (or later date as may be determined by the Board prior to such time as any person or group becomes an Acquiring Person) following the commencement of a tender offer or exchange offer which, if consummated, would result in a person or group becoming an Acquiring Person.

Any existing stockholder or group that beneficially owns 4.9% or more of Common Stock shall be grandfathered at its current ownership level, but the Rights shall not be exercisable if, at any time after the announcement of the Tax Benefits Preservation Plan, such stockholder or group increases its ownership of Common Stock by one share of Common Stock. Certain synthetic interests in securities created by derivative positions, whether or not such interests are considered to be ownership of the underlying Common Stock or are reportable for purposes of Regulation 13D of the Securities Exchange Act of 1934, as amended, are treated as beneficial ownership of the number of shares of Common Stock equivalent to the economic exposure created by the derivative position, to the extent actual shares of Common Stock are directly or indirectly held by counterparties to the derivatives contracts.

Until the earlier of the Distribution Time and the Expiration Time, the surrender for transfer of any shares of Common Stock shall also constitute the transfer of the Rights associated with those shares. As soon as practicable after the Distribution Time, separate rights certificates shall be mailed to holders of record of Common Stock as of the close of business on the Distribution

2020 PROXY STATEMENT B-47

ANNEX B

Time. From and after the Distribution Time, the separate rights certificates alone shall represent the Rights. Except as otherwise provided in the Tax Benefits Preservation Plan, only shares of Common Stock issued prior to the Distribution Time will be issued with Rights.

The Rights are not exercisable until the Distribution Time.

Expiration Time. The Rights shall expire on the earliest to occur of (1) the close of business on April 29, 2021 (the “Final Expiration Time”), (2) the time at which the Rights are redeemed or exchanged by the Company (as described below), (3) upon the closing of any merger or other acquisition transaction involving the Company pursuant to a merger or other acquisition agreement that has been approved by the Board before any person or group becomes an Acquiring Person and (4) the time at which the Board determines that the NOLs are utilized in all material respects or that an ownership change under Section 382 would not adversely impact in any material respect the time period in which the Company could use the NOLs or materially impair the amount of NOLs that could be used by the Company in any particular time period, for applicable tax purposes (the earliest of (1), (2), (3) and (4) being herein referred to as the “Expiration Time”).

Flip-in Event. In the event that any person or group (other than certain exempt persons) becomes an Acquiring Person (a “Flip-in Event”), each holder of a Right (other than any Acquiring Person and certain related parties, whose Rights automatically become null and void) shall have the right to receive, upon exercise, shares of Common Stock having a value equal to two times the exercise price of the Right.

For example, at an exercise price of $8.00 per Right, each Right not owned by an Acquiring Person (or by certain related parties) following a Flip-in Event would entitle its holder to purchase $16.00 worth of shares of Common Stock (or other consideration, as noted above) for $8.00. Assuming that Common Stock had a per share value of $2.23 at that time, the holder of each valid Right would be entitled to purchase 7.17 shares of Common Stock for $1.12 per share.

Flip-over Event. In the event that, at any time following the Stock Acquisition Date, any of the following occurs (each, a “Flip-over Event”):

•        the Company consolidates with, or merges with and into, any other entity, and the Company is not the continuing or surviving entity;

•        any entity engages in a share exchange with or consolidates with, or merges with or into, the Company, and the Company is the continuing or surviving entity and, in connection with such share exchange, consolidation or merger, all or part of the outstanding shares of Common Stock are changed into or exchanged for stock or other securities of any other entity or cash or any other property; or

•        the Company sells or otherwise transfers, in one transaction or a series of related transactions, fifty percent (50%) or more of the Company’s assets, cash flow or earning power,

each holder of a Right (except Rights which previously have been voided as described above) will have the right to receive, upon exercise, common stock of the acquiring company having a value equal to two times the exercise price of the Right.

Preferred Share Provisions. Each share of Preferred Stock, if issued: shall not be redeemable, shall entitle the holder thereof, when, as and if declared, to quarterly dividend payments equal to the greater of $1,000 per share and 1,000 times the amount of all cash dividends plus 1,000 times the amount of non-cash dividends or other distributions paid on one share of Common Stock, shall entitle the holder thereof to receive $1,000 plus accrued and unpaid dividends per share upon liquidation, shall have the same voting power as 1,000 shares of Common Stock and, if shares of Common Stock are exchanged via merger, consolidation or a similar transaction, shall entitle the holder thereof to a per share payment equal to the payment made on 1,000 shares of Common Stock.

Anti-dilution Adjustments. The exercise price payable and the number of shares of Preferred Stock or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution:

•        in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Stock,

•        if holders of the Preferred Stock are granted certain rights, options or warrants to subscribe for Preferred Stock or convertible securities at less than the current market price of the Preferred Stock or

•        upon the distribution to holders of the Preferred Stock of evidences of indebtedness or assets (excluding regular quarterly cash dividends) or of subscription rights or warrants (other than those referred to above).

B-48 2020 PROXY STATEMENT

ANNEX B

With certain exceptions, no adjustment in the exercise price shall be required until cumulative adjustments amount to at least one percent (1%) of the exercise price. No fractional shares of Preferred Stock shall be issued and, in lieu thereof, an adjustment in cash shall be made based on the market price of the Preferred Stock on the last trading day prior to the date of exercise.

Redemption; Exchange. At any time prior to the earlier of (1) the Stock Acquisition Date and (2) the Final Expiration Time, the Company may redeem the Rights in whole, but not in part, at a price of $0.001 per Right (subject to adjustment and payable in cash, Common Stock or other consideration deemed appropriate by the Board). Immediately upon the action of the Board authorizing any redemption, the Rights shall terminate and the only right of the holders of Rights shall be to receive the redemption price. At any time after any person or group becomes an Acquiring Person and prior to the acquisition by the Acquiring Person of fifty percent (50%) or more of the outstanding shares of Common Stock, the Company may exchange the Rights (other than Rights owned by the Acquiring Person, which shall have become null and void), in whole or in part, at an exchange ratio of one share of Common Stock, or one one-thousandth of a share of Preferred Stock (or of a share of a class or series of the Company’s preferred stock having equivalent rights, preferences and privileges), per Right (subject to adjustment).

Exemption Requests. The Board may exempt certain persons from the 4.9% ownership threshold if the Board determines that their beneficial ownership of more than 4.9% of Common Stock will not jeopardize the availability of the Company’s NOLs. A person may also request that the Board exempt a transaction that would cause such person to become the beneficial owner of 4.9% or more of Common Stock.

No Rights as Stockholder. Until a Right is exercised, its holder shall have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.

Amendment of the Tax Benefits Preservation Plan. The Company and the Rights Agent may from time to time amend or supplement the Tax Benefits Preservation Plan without the consent of the holders of the Rights. However, on or after the Stock Acquisition Date, no amendment can materially adversely affect the interests of the holders of the Rights (other than the Acquiring Person, certain related parties thereof or any transferee of the foregoing persons).

Additional Information. A copy of the Tax Benefits Preservation Plan has been filed with the Securities and Exchange Commission as an exhibit to a registration statement on Form 8-A and a current report on Form 8-K dated April 30, 2020. A copy of the Tax Benefits Preservation Plan is also available free of charge from the Company.

* * * * *

This description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Tax Benefits Preservation Plan, which is incorporated herein by reference.

2020 PROXY STATEMENT B-49

PRELIMINARY COPY SUBJECT TO COMPLETION -- May 29, 2020

GULFPORT ENERGY CORPORATION

ANNUAL MEETING OF STOCKHOLDERS

This Proxy Is Solicited On Behalf Of The Board Of Directors of Gulfport Energy Corporation

GOLD PROXY CARD

The undersigned hereby appoints David M. Wood and Patrick K. Craine (together, the “Proxies”), and each of them, with full power of substitution, as proxies to vote all of the shares that the undersigned is entitled to vote at the Annual Meeting of Stockholders of Gulfport Energy Corporation (the “Company”) to be held on [•] at [•] [a./p.]m. Central Time (including any adjournments or postponements thereof, the “Annual Meeting”). Such shares shall be voted as indicated with respect to the proposals listed on the reverse side hereof and in the Proxies’ discretion on such other matters as may properly come before the Annual Meeting to the extent authorized by Rule 14a-4(c) under the Securities Exchange Act of 1934, as amended.

The undersigned acknowledges receipt of the Notice of 2020 Annual Meeting and accompanying Proxy Statement and revokes all prior proxies for the Annual Meeting.

THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED ON THE REVERSE SIDE. **ON PROPOSALS FOR WHICH A CHOICE IS NOT SPECIFIED ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS; THEREFORE, THIS PROXY WILL BE VOTED “FOR” EACH OF THE NOMINEES NAMED IN PROPOSAL 1 AND “FOR” EACH OF PROPOSALS 2, 3 AND 4.** ONLY STOCKHOLDERS OF RECORD ON [•], 2020 MAY VOTE AT THE ANNUAL MEETING.

IMPORTANT – PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY. THANK YOU FOR VOTING.

(Continued and to be dated and signed on reverse side)

SEE REVERSE SIDE

▲ TO VOTE BY MAIL, PLEASE DETACH HERE, SIGN AND DATE PROXY CARD, AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED ▲

The Board of Directors recommends a vote FOR all of the nominees listed in Proposal 1 and FOR Proposals 2, 3 and 4.

Please mark vote as indicated in this example ☒

1. Election of Eight Directors for a One-Year Term.

Nominees

A. David M. Wood
B. Alvin Bledsoe
C. Ben T. Morris
D. C. Doug Johnson
E. Deborah G. Adams
F. Valerie Jochen
G. John W. Somerhalder II
H. Samantha Holroyd

☐ **FOR ALL** ☐ **WITHHOLD ALL** ☐ **FOR ALL EXCEPT**

INSTRUCTIONS: To withhold authority to vote for any individual nominees(s), mark the "FOR ALL EXCEPT" box and write the letter(s) of the nominee(s) for which you would like to withhold authority to vote on the line below:

____

	FOR	AGAINST	ABSTAIN
2. Approve, on an Advisory, Non-Binding Basis, the Compensation Paid to the Company's Named Executive Officers.	☐	☐	☐
3. Ratify the Appointment of the Company's Independent Auditors, Grant Thornton LLP, for the Fiscal Year Ending December 31, 2020.	☐	☐	☐
4. Approve, on an Advisory, Non-Binding Basis, the Continuation of the Company's Tax Benefits Preservation Plan Dated April 30, 2020.	☐	☐	☐

____
Date

____
(Signature)

____
(Signature if held jointly)

When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or another authorized officer. If a partnership, please sign in partnership name by an authorized person.

PLEASE SIGN, DATE AND RETURN THIS GOLD PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE

▲ TO VOTE BY MAIL, PLEASE DETACH HERE, SIGN AND DATE PROXY CARD, AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED ▲

TO AUTHORIZE YOUR PROXY
BY TELEPHONE OR INTERNET
QUICK ★ ★ ★ EASY ★ ★ ★ IMMEDIATE

Your telephone or internet proxy authorizes the Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

AUTHORIZE YOUR PROXY BY INTERNET: THE WEB ADDRESS IS **www.proxyvoting.com/GPOR.** You will be asked to enter a CONTROL NUMBER which is located in the lower right hand corner of this form.

AUTHORIZE YOUR PROXY BY PHONE: You will be asked to enter a CONTROL NUMBER which is located in the lower right hand corner of this form.

Call ★ ★ Toll Free ★ ★
(888) 215 - 8323
There is NO CHARGE to you for this call

OPTION A: You are encouraged to review each proposal and select a voting choice before you submit your proxy. Please press 0 in order to vote on each proposal separately.

OPTION B: If you prefer not to select a voting choice with respect to each proposal you may press 1 to submit a proxy. If you select this option, your shares will be voted in accordance with the recommendations made by the Board of Directors.

Internet and Telephone voting is available through 11:59 P.M. Eastern Time on [•], 2020.

CONTROL NUMBER
for Telephone/Internet Proxy Authorization